August 1, 2014, as supplemented on July 7, 2015

LEGG MASON PARTNERS INCOME TRUST

Western Asset Intermediate-Term Municipals Fund

Class A (SBLTX), Class C (SMLLX), Class FI and Class I (SBTYX)

Western Asset New Jersey Municipals Fund

Class A (SHNJX), Class B (SNJBX), Class C (SNJLX), Class FI and Class I (LNJIX)

Western Asset New York Municipals Fund

Class A (SBNYX), Class B (SMNBX), Class C (SBYLX), Class FI and Class I (SNPYX)

Western Asset Pennsylvania Municipals Fund

Class A (SBPAX), Class C (SPALX), Class FI and Class I (LPPIX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectuses for Western Asset Intermediate-Term Municipals Fund (“Intermediate-Term Municipals Fund”), Western Asset New Jersey Municipals Fund (“New Jersey Municipals Fund”), Western Asset New York Municipals Fund (“New York Municipals Fund”) and Western Asset Pennsylvania Municipals Fund (“Pennsylvania Municipals Fund” and together with Intermediate-Term Municipals Fund, New Jersey Municipals Fund and New York Municipals Fund, the “funds”), each dated August 1, 2014, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

Each fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland statutory trust. From October 5, 2009 to August 1, 2012, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund were known as Legg Mason Western Asset Intermediate-Term Municipals Fund, Legg Mason Western Asset New Jersey Municipals Fund, Legg Mason Western Asset New York Municipals Fund and Legg Mason Western Asset Pennsylvania Municipals Fund, respectively. Prior to October 5, 2009, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund were known as Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund, respectively.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. Each fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling 1-877-721-1926, by sending an e-mail request to prospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this SAI in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the funds or their distributor. The Prospectuses and this SAI do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund are each classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Intermediate-Term Municipals Fund is classified as diversified under the 1940 Act.

Each of the funds is registered under the 1940 Act as an open-end management investment company.

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

Intermediate-Term Municipals Fund. The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

New Jersey Municipals Fund. The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

New York Municipals Fund. The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

Pennsylvania Municipals Fund. The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each fund.

Intermediate-Term Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature, such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options and futures contracts, that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

New Jersey Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New Jersey state personal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options and futures contracts, that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New York Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New York state and New York City personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options and futures contracts, that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Pennsylvania Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and Pennsylvania state personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options and futures contracts, that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “Municipal Bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include

“moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT, which is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”). For regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Notes and Related Instruments, below.)

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes

There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Custodial Receipts

Each fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments

A fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Each fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in a fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of

Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

States and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the states and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

New Jersey. New Jersey Municipals Fund intends to invest a high proportion of its assets in New Jersey municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New Jersey and the resulting impact on the State will not adversely affect the market value of New Jersey municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the State may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New Jersey municipal obligations. There is no obligation on the part of the State to make payments on those securities in the event of default.

For further information concerning the economy of New Jersey, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New Jersey’s credit and financial conditions, is based on information from statements of issuers of New Jersey municipal obligations, and does not purport to be complete. New Jersey Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. New York Municipals Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the State will not adversely affect the market value of New York municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. New York Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

Pennsylvania. Pennsylvania Municipals Fund intends to invest a high proportion of its assets in Pennsylvania municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Pennsylvania issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Pennsylvania and the resulting impact on the commonwealth will not adversely affect the market value of Pennsylvania municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the commonwealth may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Pennsylvania municipal obligations. There is no obligation on the part of the commonwealth to make payments on those securities in the event of default.

For further information concerning the economy of Pennsylvania, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of Pennsylvania’s credit and financial conditions, is based on information from statements of issuers of Pennsylvania municipal obligations, and does not purport to be complete. Pennsylvania Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories.

Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. General obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the economy of Puerto Rico are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the U.S. economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth will be unable to fully pay its debt, and it appears likely that Puerto Rico will default on its debt if it is not restructured. The price of Puerto Rico municipal securities dropped after the Governor’s announcement. Puerto Rico municipal securities could continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the fund, the fund may lose the value of those investments.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 159,914 in July 2012. Guam’s unemployment rate increased from 9.3% in September 2009 to 13.3% in March 2011, and more recently decreased to 10.0% in September 2013.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways. The number of U.S. military personnel in Guam declined in 2011. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 105,275 in July 2012.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (“GDP”). A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and retail trade, manufacturing (petroleum refining, rum distilling, watch assembly, pharmaceuticals, textiles and electronics), construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the territory’s largest private sector employer. International business and financial services are small but growing components of the economy. The agricultural sector is small, with most of the islands’ food being imported. The islands are vulnerable to substantial damage from storms. The global economic recession affected all sectors of the economy and had a negative effect on the employment rate.

Other Debt and Fixed Income Securities

A fund may invest in other debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

A fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of each fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and each fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. government has, however, provided financial support to Fannie Mae and Freddie Mac, which are currently being operated under the conservatorship of the Federal Housing Finance Agency, but there can be no assurances that it will support these or other government-sponsored entities in the future. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

A fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is issued at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund generally accrues income on zero coupon bonds prior to the receipt of cash payments. Since each fund must distribute substantially all of its income to shareholders to qualify for treatment as a regulated investment company under federal income tax law, to the extent that a fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. Each fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). Each fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in a fund’s Prospectus, this SAI or by applicable law, each fund may purchase and sell any type of

Financial Instrument. A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when a fund’s Prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon a subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on illiquid investments.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the fund might have been in a better position had it not attempted to hedge at all.

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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

•	Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instrument transactions are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of Financial Instruments involves transaction costs, which may be significant.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options—Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of a fund’s portfolio. If the subadviser wishes to shorten the duration of a fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline.

If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC.

Swaps, Caps, Floors and Collars. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap. A fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps, and swaptions on credit default swap indices. (See “Options on Swaps” below.)

Each fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

A fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the fund. In such an instance, the fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. Each fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A fund may write (sell) and purchase put and call swaptions. A fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the fund is hedging its assets or its liabilities. A fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a fund’s use of options.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Combined Positions. Each fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.

Turnover. A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Forward Commitments and When-Issued Securities

The funds may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Illiquid Assets

A fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on a fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, a fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the fund or its custodian is required to have control of the collateral, which the subadviser believes will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, each fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Borrowings

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the subadviser’s strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the subadviser’s strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

Each fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in a fund’s Prospectus or this SAI, each fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the subadviser’s strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are deemed by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Even though the funds do not generally invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the funds’ investments due to the interconnected nature of the global economy and capital markets. A fund may also be susceptible to these events to the extent that the funds invest in municipal obligations with credit support by non-U.S. financial institutions.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish a fund’s investment objective in relation to anticipated movements in the general level of interest rates, but a fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, each fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing a fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by

35 basis points if its yield goes up by 10 basis points, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 basis points if its yield goes up by 10 basis points.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Ratings as Investment Criteria

In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by a fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, a fund will treat the security as being rated in the highest rating category received from an agency.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, a fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by a fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending, although the funds may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Commodity Exchange Act Regulation

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to the funds under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the funds under the CEA. As a result, a fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, a fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, subadviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently no fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the funds may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or the subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries or groups of industries. Each fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Fundamental Investment Policies

Intermediate-Term Municipals Fund

Under normal circumstances, Intermediate-Term Municipals Fund invests at least 80% of its assets in “municipal securities.”

New Jersey Municipals Fund

Under normal circumstances, New Jersey Municipals Fund invests at least 80% of its assets in “New Jersey municipal securities.”

New York Municipals Fund

Under normal circumstances, New York Municipals Fund invests at least 80% of its assets in “New York municipal securities.”

Pennsylvania Municipals Fund

Under normal circumstances, Pennsylvania Municipals Fund invests at least 80% of its assets in “Pennsylvania municipal securities.”

For purposes of these policies, the term “assets” means net assets plus any borrowings for investment purposes. Also, the term “municipal securities” includes municipal securities that pay interest subject to the federal alternative minimum tax.

Non-Fundamental Investment Policy

Under a non-fundamental investment policy adopted by the Trust, each fund is prohibited from purchasing or otherwise acquiring any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If at any time another registered open-end investment company that is part of the same group of investment companies as a fund invests in the fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

Diversification

Intermediate-Term Municipals Fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. The fund may only change to non-diversified status with the approval of the fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Each of New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

PORTFOLIO TURNOVER

For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by a fund. To the extent the portfolio trading results in realization of capital gains, shareholders will receive distributions of such gains in the form of a taxable ordinary or capital gain dividend.

Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended March 31, 2013 and March 31, 2014, each fund’s portfolio turnover rates were as follows:

Fund	2013 (%)	2014 (%)
Intermediate-Term Municipals Fund	7	9
New Jersey Municipals Fund	10	9
New York Municipals Fund	11	2
Pennsylvania Municipals Fund	10	6

MANAGEMENT

The business and affairs of the funds are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the funds who is not an “interested person” of the funds (an “Independent Trustee”)) is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the funds is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	54	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	54	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)	54	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)	54	None

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	54	None

Diana R. Harrington Born 1940	Trustee and Chair of the Board	Since 1992 (Chair of the Board since 2013)	Babson Distinguished Professor of Finance, Babson College (since 1992)	54	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)	54	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	54	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Alan G. Merten Born 1941	Trustee	Since 1990	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)	54

Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology)

(2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology)

(1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	54	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:
Kenneth D. Fuller† Born 1958	Trustee, President and Chief Executive Officer	Since 2013	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President—Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)	158	None

#	Trustees who are not “interested persons” of the funds within the meaning of Section 2(a) (19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Fuller is an “interested person” of the funds, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:
Ted P. Becker Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Born 1949 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti- Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Born 1979 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Born 1970 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Born 1967 620 Eighth Avenue 49th Floor New York, NY 10018	Treasurer	Since 2014	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each of the Trustees, except for Mr. Fuller, previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee, except for Mr. Fuller, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Independent Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; and his or her status as not being an “interested person” as defined in the 1940 Act. Mr. Fuller was selected to join the Board based upon the following: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and his status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the funds, as well as the perspectives gained from the Independent Trustees’ service on the board of the applicable predecessor funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Mr. Fuller, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities and another investment advisory firm. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Fuller is an interested person of the funds. Independent Trustees constitute more than 75% of the Board. Dr. Harrington serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Chair of the Board and the chairs of the Audit, Governance and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for dealings between management and the other Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the

Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including each fund’s subadviser.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the funds in the interests of shareholders, the Board oversees risk management of each fund’s investment programs and business affairs. The Board has emphasized to each fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of each fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall oversight of the Board or the applicable committee, the funds, or the manager, each fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to each fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as each fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met 4 times during the funds’ fiscal year ended March 31, 2014. Each of the Audit, Governance and Performance Committees met 4 times during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in Intermediate- Term Municipals Fund ($)	Dollar Range of Equity Securities in New Jersey Municipals Fund ($)	Dollar Range of Equity Securities in New York Municipals Fund ($)	Dollar Range of Equity Securities in Pennsylvania Municipals Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None	None	None	50,001-100,000
Jane F. Dasher	None	None	None	None	Over 100,000
Mark T. Finn	None	None	None	None	Over 100,000
Stephen Randolph Gross	None	None	None	None	None
Richard E. Hanson, Jr.	None	None	None	None	Over 100,000
Diana R. Harrington	None	None	None	None	Over 100,000
Susan M. Heilbron	None	None	None	None	Over 100,000
Susan B. Kerley	None	None	None	None	Over 100,000
Alan G. Merten	None	None	None	None	Over 100,000
R. Richardson Pettit	None	None	None	None	Over 100,000

Interested Trustee:
Kenneth D. Fuller	None	None	None	None	Over 100,000

As of December 31, 2013, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Fuller, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Prior to January 1, 2014, each fund paid each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person. As of January 1, 2014, each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $180,000, plus $20,000 for each regularly scheduled Board meeting attended in person. Each fund pays a pro rata share of $75,000 to the Independent Trustee serving as Chair to the Board. Each fund pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of $1,500 for certain telephonic Board and committee meetings in which that Trustee participates. Each of the Chairs of the Audit Committee, the Performance Committee and the Governance Committee receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the funds’ advisory, subadvisory and distribution arrangements.

Information regarding compensation paid to the Trustees is shown below:

	Aggregate Compensation for Fiscal Year Ended March 31, 2014				Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended March 31, 2014(3) ($)	Total Compensation from the Fund Complex Paid to Trustee for Calendar Year Ended December 31, 2013 ($)	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended March 31, 2014
Name of Trustee	Intermediate- Term Municipals Fund ($)	New Jersey Municipals Fund ($)	New York Municipals Fund ($)	Pennsylvania Municipals Fund ($)
Independent Trustees:
Elliott J. Berv	4,079	498	1,296	415	None	258,750	54
A. Benton Cocanougher (1)	2,982	363	955	305	None	250,000	54
Jane F. Dasher	3,114	382	991	316	None	250,000	54
Mark T. Finn	3,895	476	1,238	396	None	250,000	54
Stephen Randolph Gross	3,895	476	1,238	396	None	250.000	54
Richard E. Hanson, Jr	3,895	476	1,238	396	None	250,000	54
Diana R. Harrington	4,877	595	1,547	495	None	301,250	54
Susan M. Heilbron	3,895	476	1,238	396	None	250,000	54
Susan B. Kerley	3,961	483	1,259	403	None	258,750	54
Alan G. Merten	4,020	491	1,280	409	None	265,000	54
R. Richardson Pettit	4,002	489	1,273	407	None	265,000	54

Interested Trustee:
Kenneth D. Fuller(2)	None	None	None	None	None	None	None

(1)	Effective December 31, 2013, Dr. Cocanougher retired as a Trustee.
(2)	Mr. Fuller is not compensated for his services as a Trustee, because of his affiliations with the manager.
(3)	Pursuant to prior retirement plans, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund made payments to former trustees for the fiscal year ended March 31, 2014 of $699, $270, $943 and $89, respectively.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

As of June 30, 2014, the Trustees and officers of the funds, as a group, owned less than 1% of the outstanding shares of each class of each fund.

To the knowledge of the funds, as of June 30, 2014, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the applicable class of each fund:

Fund/Class	Name and Address	Percent of Class (%)
Intermediate-Term Municipals Fund

A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	45.69

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	23.20

Fund/Class	Name and Address	Percent of Class (%)
A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.17

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	6.06

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	36.72

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.58

C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	11.46

C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.68

C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.13

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	58.01

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.77

Fund/Class	Name and Address	Percent of Class (%)
I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7.80

I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	5.56

New Jersey Municipals Fund

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	44.65

A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.64

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.02

A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.42

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6.96

B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	32.96

B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	17.71

B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	13.32

Fund/Class	Name and Address	Percent of Class (%)
B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.87

B	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.54

B	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	5.42

B	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	5.06

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	34.07

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	23.26

C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	16.11

C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.56

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	30.85

I	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	28.76

Fund/Class	Name and Address	Percent of Class (%)
I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	17.96

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.27

I	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	6.15

New York Municipals Fund

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	42.27

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	22.89

A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.65

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.97

B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	20.05

B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	19.95

B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	12.12

Fund/Class	Name and Address	Percent of Class (%)
B	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	12.03

B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8.01

B	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.50

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	34.18

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	17.29

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	16.47

C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.75

C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.42

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	31.06

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	17.14

Fund/Class	Name and Address	Percent of Class (%)
I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	15.43

I	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.68

Pennsylvania Municipals Fund

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	36.75

A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.61

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	8.49

A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.73

A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	6.93

C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	25.39

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	19.31

Fund/Class	Name and Address	Percent of Class (%)
C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	15.33

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.00

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.72

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	46.65

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	23.23

I	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.42

I	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.34

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the applicable fund’s Management Agreement, the manager receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Fund	Average Daily Net Assets ($)	Fee Rate (of average daily net assets) (%)
Intermediate-Term Municipals Fund	N/A	0.50
New Jersey Municipals Fund	First 500 million	0.50
	Over 500 million	0.48
New York Municipals Fund	N/A	0.50
Pennsylvania Municipals Fund	N/A	0.45

For the periods below, the funds paid investment management fees to the manager as follows:

Fund	Fiscal Year Ended March 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (after waivers/expense reimbursements) ($)
Intermediate-Term Municipals Fund	2012	12,423,339	0	12,423,339
	2013	15,241,286	(149,537)	15,091,749
	2014	13,396,660	(519,865)	12,876,795
New Jersey Municipals Fund	2012	1,635,929	(4,031)	1,631,898
	2013	1,856,240	(13,663)	1,842,577
	2014	1,634,689	(25,172)	1,609,517

Fund	Fiscal Year Ended March 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (after waivers/expense reimbursements) ($)
New York Municipals Fund	2012	4,698,482	0	4,698,482
	2013	5,368,836	(10,369)	5,358,467
	2014	4,234,439	(53,534)	(4,180,905)
Pennsylvania Municipals Fund	2012	1,242,193	0	1,242,193
	2013	1,430,873	(3,609)	1,427,264
	2014	1,219,441	(21,069)	1,198,372

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides investment research, advice, management and supervision; furnishes a continuous investment program consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements.

Investment Professionals

The following tables set forth additional information with respect to the investment professionals responsible for the day-to-day management of the funds. Unless noted otherwise, all information is provided as of March 31, 2014.

Other Accounts Managed by Investment Professionals

The table below identifies, for each investment professional, the number of accounts (other than the fund with respect to which information is provided) for which the investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Intermediate-Term Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Robert E. Amodeo	Registered investment companies	21	13.3	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	19	3.4	None	None

David T. Fare	Registered investment companies	16	11.2	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	2	0.87	None	None

Dennis J. McNamara	Registered investment companies	36	155.0	None	None
	Other pooled investment vehicles	22	10.8	1	0.27
	Other accounts	131	49.9	8	1.5

S. Kenneth Leech	Registered investment companies	106	199.5	None	None
	Other pooled investment vehicles	242	91.0	9	1.6
	Other accounts	692	175.9	55	16.7

New Jersey Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Robert E. Amodeo	Registered investment companies	21	15.3	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	19	3.4	None	None

David T. Fare	Registered investment companies	16	13.2	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	2	0.87	None	None

Dennis J. McNamara	Registered investment companies	36	157.1	None	None
	Other pooled investment vehicles	22	10.8	1	0.27
	Other accounts	131	49.9	8	1.5

S. Kenneth Leech	Registered investment companies	106	201.6	None	None
	Other pooled investment vehicles	242	91.0	9	1.6
	Other accounts	692	175.9	55	16.7

New York Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Robert E. Amodeo	Registered investment companies	21	14.9	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	19	3.4	None	None

David T. Fare	Registered investment companies	16	12.8	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	2	0.87	None	None

Dennis J. McNamara	Registered investment companies	36	156.6	None	None
	Other pooled investment vehicles	22	10.8	1	0.27
	Other accounts	131	49.9	8	1.5

S. Kenneth Leech	Registered investment companies	106	201.1	None	None
	Other pooled investment vehicles	242	91.0	9	1.6
	Other accounts	692	175.9	55	16.7

Pennsylvania Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Robert E. Amodeo	Registered investment companies	21	15.4	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	19	3.4	None	None

David T. Fare	Registered investment companies	16	13.3	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	2	0.87	None	None

Dennis J. McNamara	Registered investment companies	36	157.1	None	None
	Other pooled investment vehicles	22	10.8	1	0.27
	Other accounts	131	49.9	8	1.5

S. Kenneth Leech	Registered investment companies	106	201.6	None	None
	Other pooled investment vehicles	242	91.0	9	1.6
	Other accounts	692	175.9	55	16.7

Investment Professional Compensation

With respect to the compensation of a fund’s investment professionals, the subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the funds. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the funds will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies ownership of equity securities of the fund by each investment professional responsible for the day-to-day management of the funds as of March 31, 2014.

Intermediate-Term Municipals Fund

Investment Professional	Dollar Range of Ownership of Securities ($)
Robert E. Amodeo	None
David T. Fare	None
Dennis J. McNamara	None
S. Kenneth Leech	None

New Jersey Municipals Fund

Investment Professional	Dollar Range of Ownership of Securities ($)
Robert E. Amodeo	None
David T. Fare	None
Dennis J. McNamara	None
S. Kenneth Leech	None

New York Municipals Fund

Investment Professional	Dollar Range of Ownership of Securities ($)
Robert E. Amodeo	None
David T. Fare	None
Dennis J. McNamara	None
S. Kenneth Leech	None

Pennsylvania Municipals Fund

Investment Professional	Dollar Range of Ownership of Securities ($)
Robert E. Amodeo	None
David T. Fare	None
Dennis J. McNamara	None
S. Kenneth Leech	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in a fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances.

In order to implement an expense limitation, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the relevant fund, in the class’ total annual operating expenses exceeding such expense limitation or any lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in each fund’s Prospectus.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from a fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by a fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in a fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with a fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by a fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for a fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of a fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of a fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for a fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

A fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, a fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of a fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, each fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of a fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from a fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of a fund.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds or a managed account strategy of which a fund is part. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fund	Class	Fee (%)
Intermediate-Term Municipals Fund	A	0.15
	C	0.75
	FI	0.25

New Jersey Municipals Fund	A	0.15
	B	0.65
	C	0.70
	FI	0.25

Fund	Class	Fee (%)
New York Municipals Fund	A	0.15
	B	0.65
	C	0.70
	FI	0.25

Pennsylvania Municipals Fund	A	0.15
	C	0.70
	FI	0.25

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the funds pursuant to the distribution plan in effect during the fiscal year ended March 31, 2014:

Fund/Class	Service and Distribution Fees Incurred ($)
Intermediate-Term Municipals Fund
Class A	2,035,773
Class C	6,546,896

Fund/Class	Service and Distribution Fees Incurred ($)
New Jersey Municipals Fund
Class A	339,859
Class B	31,474
Class C	481,670

New York Municipals Fund
Class A	959,040
Class B	57,603
Class C	785,324

Pennsylvania Municipals Fund
Class A	226,180
Class C	622,750

No information is presented for Class FI shares because no Class FI shares were outstanding during the fiscal year ended March 31, 2014.

For the fiscal year ended March 31, 2014, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)
Intermediate-Term Municipals Fund
Class A	2,035,772	0	2,414,569	1,120	4,451,461
Class C	6,524,361	12,297	1,174,201	800	7,711,659

New Jersey Municipals Fund
Class A	339,859	0	231,009	573	571,441
Class B	11,393	918	8,535	13	20,859
Class C	417,292	34,921	53,765	170	506,148

New York Municipals Fund
Class A	959,040	0	403,791	1,391	1,364,222
Class B	19,092	1,683	9,660	21	30,456
Class C	697,068	47,961	93,066	255	838,350

Pennsylvania Municipals Fund
Class A	226,180	0	138,028	621	364,830
Class C	532,550	49,021	81,043	361	662,975

No information is presented for Class FI shares because no Class FI shares were outstanding during the fiscal year ended March 31, 2014.

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charge received on Class A shares and the amounts retained by the distributor were as follows:

Class A Shares

For the fiscal year ended March 31:	Total Commissions ($)	Amounts Retained by Distributor ($)
Intermediate-Term Municipals Fund
2014	750,311	92,789
2013	1,346,405	135,475
2012	756,474	72,504

New Jersey Municipals Fund
2014	195,649	18,358
2013	461,499	51,867
2012	393,992	34,896

New York Municipals Fund
2014	373,497	43,881
2013	1,413,367	146,176
2012	1,593,669	60,139

Pennsylvania Municipals Fund
2014	134,160	15,475
2013	432,276	41,747
2012	351,277	29,492

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A, Class B and Class C shares received and retained by the distributor were as follows:

Class A Shares

For the fiscal year ended March 31:	LMIS ($)
Intermediate-Term Municipals Fund
2014	63,823
2013	40,494
2012	44,000

New Jersey Municipals Fund
2014	11,051
2013	0
2012	27,000

For the fiscal year ended March 31:	LMIS ($)
New York Municipals Fund
2014	22,192
2013	4,043
2012	13,000

Pennsylvania Municipals Fund
2014	979
2013	0
2012	0

Class B Shares

For the fiscal year ended March 31:	LMIS ($)
New Jersey Municipals Fund
2014	6,684
2013	7,922
2012	14,000

New York Municipals Fund
2014	21,445
2013	14,818
2012	25,000

Class C Shares

For the fiscal year ended March 31:	LMIS ($)
Intermediate-Term Municipals Fund
2014	1,602
2013	0	*
2012	0	*

New Jersey Municipals Fund
2014	6,625
2013	6,045
2012	5,000

New York Municipals Fund
2014	21,121
2013	15,621
2012	14,000

Pennsylvania Municipals Fund
2014	18,132
2013	20,692
2012	15,000

*	Amount represents less than $1,000.

Custodian and Transfer Agents

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS” or the “transfer agent”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the funds’ transfer agent. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

BNY Mellon Asset Servicing (US) Inc. (“BNY” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with BFDS with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY, BNY maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses. On or about September 8, 2014, BNY will serve as the funds’ sole transfer agent.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the funds.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ending March 31, 2015.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict, of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser, and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the funds. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and a fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix E to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1-877-721-1926, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3)  on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See a fund’s Prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in each fund’s Prospectus.

The distributor and Service Agents may receive a portion of the sales charge as described in a fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 ($500,000 for Intermediate-Term Municipals Fund) or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% (0.50% for Intermediate-Term Municipals Fund) on redemptions made within 18 months of purchase. For additional information regarding waivers of contingent deferred sales charges, see “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The funds reserve the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

Class B Shares. The funds no longer offer Class B shares for purchase by new or existing investors. For New Jersey Municipals Fund and New York Municipals Fund, you may continue to hold those shares; but you may not add to your Class B share position except through dividend reinvestment. Class B shares are also available for incoming exchanges. Class B shares of these funds are issued at net asset value with no initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions (except that no contingent deferred sales charge is payable with respect to Class C shares of Intermediate-Term Municipals Fund). See “Contingent Deferred Sales Charge Provisions.”

Class FI and Class I Shares. Class FI and Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Class I Shares. The following persons are eligible to purchase Class I shares directly from the fund: (i) current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see each fund’s Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of a fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts (or, in the case of Intermediate-Term Municipals Fund, the first three Asset Level Goal amounts), as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares, as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares (other than Class C shares of Intermediate-Term Municipals Fund); and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares. The funds no longer offer Class B shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares (other than Class A shares of Intermediate-Term Municipals Fund) that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. Class A shares of Intermediate-Term Municipals Fund that are contingent deferred sales charge shares are subject to a 0.50% contingent deferred sales charge if redeemed within 18 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in each fund’s Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares of New Jersey Municipals Fund and New York Municipals Fund will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; and (f) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a fund, as applicable, is equal to the net asset value (“NAV”) per share at the time of purchase, plus for

Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund, based on the NAV of a share of each fund as of March 31, 2014:

Intermediate-Term Municipals Fund

Class A (based on a NAV of $6.49 and a maximum initial sales charge of 2.25%)	$6.64

New Jersey Municipals Fund

Class A (based on a NAV of $12.54 and a maximum initial sales charge of 4.25%)	$13.10

New York Municipals Fund

Class A (based on a NAV of $13.28 and a maximum initial sales charge of 4.25%)	$13.87

Pennsylvania Municipals Fund

Class A (based on a NAV of $12.74 and a maximum initial sales charge of 4.25%)	$13.31

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders, as described in each fund’s Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Legg Mason Institutional Funds Systematic Withdrawal Plan

Certain shareholders of Class FI or Class I shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectus. Securities issued as a distribution in kind may incur transaction costs when shareholders subsequently sell those securities, and the market price of those securities will be subject to fluctuation until they are sold.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class C shares of Intermediate-Term Municipals Fund may be exchanged for Class C shares of an equity or long-term fixed-income fund sold by the distributor, and such exchange will be subject to the contingent deferred sales charge of the fund into which the exchange is made. Such contingent deferred sales charge will be measured from the date of the exchange.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see each fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, a subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a fund and/or the other accounts over which a subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to a subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of a subadviser’s other clients. Investment decisions for a fund and for a subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, investment professionals and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended March 31, 2014, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended March 31, 2014, March 31, 2013 and March 31, 2012, the funds paid aggregate brokerage commissions for portfolio transactions (including commissions on derivatives transactions) as set out below:

For the fiscal year ended March 31:	Aggregate Brokerage Commissions Paid ($)
Intermediate-Term Municipals Fund
2014	22,809
2013	27,762
2012	7,092

For the fiscal year ended March 31:	Aggregate Brokerage Commissions Paid ($)
New Jersey Municipals Fund
2014	2,818
2013	3,374
2012	1,151

New York Municipals Fund
2014	8,098
2013	9,861
2012	3,783

Pennsylvania Municipals Fund
2014	2,269
2013	2,938
2012	917

LMIS is an underwriter of the funds under the 1940 Act. For the fiscal years ended March 31, 2014, March 31, 2013 and March 31, 2012, no fund paid any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended March 31, 2014, no fund held securities issued by the fund’s regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

Each fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of June 30, 2014, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
Bloomberg AIM	Daily	None
Bloomberg L.P.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Brown Brothers Harriman	Daily	None
Charles River	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
Enfusion Systems	Daily	None
eVestment Alliance	Quarterly	8-10 Days
EZE Order Management System	Daily	None
FactSet	Daily	None
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
ITG	Daily	None
LightPORT InvestCloud	Daily	None
Middle Office Solutions, LLC	Daily	None
Morningstar	Daily	None
NaviSite, Inc.	Daily	None
StarCompliance	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
SunGard/Protegent (formerly Dataware)	Daily	None
The Bank of New York Mellon	Daily	None
The Northern Trust Company	Daily	None
Thomson	Semi-annually	None
Thomson Reuters	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Advent	Daily	None
Broadridge	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
DST International plc (DSTi)	Daily	None
Electra Information Systems	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch	Monthly	6-8 Business Days
Frank Russell	Monthly	1 Day
Glass Lewis & Co.	Daily	None
Informa Investment Solutions	Quarterly	8-10 Days
Interactive Data Corp	Daily	None
Liberty Hampshire	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
SunTrust	Weekly and Month End	None
Wilshire Associates Inc.	Quarterly	10 Business Days

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the applicable fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent the distributions are derived from the fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a fund may cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The funds anticipate that they will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

A fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a fund for more than one year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions”; (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Capital Loss Carryforwards. On March 31, 2014, the unused capital loss carryforwards of the funds were as follows:

Fund	Capital Loss Carryforwards ($)
Intermediate-Term Municipals Fund	68,096,339
New Jersey Municipals Fund	3,647,798
New York Municipals Fund	3,759,820
Pennsylvania Municipals Fund	1,483,649

For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by a fund prior to the expiration of the carryforwards. Those carryforwards expire as follows:

Intermediate-Term Municipals Fund

Expiration Date	Amount of Capital Loss Carryforward ($)
2015	283,837
2018	20,981,898
2019	46,830,604

New Jersey Municipals Fund

Expiration Date	Amount of Capital Loss Carryforward ($)
2018	1,491,242
2019	2,156,556

New York Municipals Fund

Expiration Date	Amount of Capital Loss Carryforward ($)
2019	3,759,820

Pennsylvania Municipals Fund

Expiration Date	Amount of Capital Loss Carryforward ($)
2018	343,827
2019	1,139,822

A fund’s net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit, and such carryforwards must be fully utilized before the fund will be permitted to utilize any carryforwards of Pre-2011 Losses. In addition, under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred. As of March 31, 2014, the funds had no unused carryforwards of Post-2010 Losses.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, that fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Other distributions from a fund’s net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Dividends and distributions from a fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

The funds do not anticipate that any of their dividends paid will qualify for the dividends-received deduction for corporate shareholders. The funds also do not expect any distributions to be treated as “qualified dividend income,” which is taxable to noncorporate shareholders at reduced rates.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s tax basis in the shares so received will be equal to such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal “branch profits” tax or the federal “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares in a fund, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances. If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. The deductibility of that fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. Each fund, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, a fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide such fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders of each fund will receive, if appropriate, various written notices after the close of that fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by that fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), each fund will be required to withhold 30% of certain ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after

December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

State Tax Information

Dividends paid by a fund that are attributable to interest on U.S. government securities may be exempt from certain state and local income taxes. You should consult your tax advisor concerning the portion of fund dividends that may qualify for such an exemption.

New Jersey State Taxes. So long as the New Jersey Municipals Fund holds New Jersey municipal obligations that constitute not less than 80% of the aggregate principal amount of the fund’s investments, distributions by the fund that are derived from interest on New Jersey municipal securities or from gain on the sale of municipal securities issued by New Jersey issuers will be exempt from New Jersey personal income tax. Distributions attributable to interest earned by the fund on U.S. government securities will also be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry shares of the New Jersey Municipals Fund generally is not deductible for New Jersey income tax purposes. All distributions by the fund to a corporate shareholder will generally be subject to New Jersey Corporation Business Tax. The foregoing is only a brief summary of the New Jersey tax considerations generally affecting the New Jersey Municipals Fund and its shareholders who are New Jersey residents. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

New York State and City Taxes. New York resident shareholders of the New York Municipals Fund will not be subject to New York State or New York City personal income tax on exempt-interest dividends from the fund attributable to interest on New York municipal securities. The New York Municipals Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the state of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Municipals Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Pennsylvania State Taxes. Exempt-interest dividends distributed by the Pennsylvania Municipals Fund will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the fund from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. For Pennsylvania personal income tax purposes, capital gain distributions are treated as ordinary dividends and are taxed at ordinary income tax rates. The foregoing is only a brief summary of the Pennsylvania tax considerations generally affecting the Pennsylvania Municipals Fund and its shareholders that are subject to Pennsylvania taxation. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the “Trust”) was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Prior thereto, each fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust. Prior to the reorganization of each fund as a series of Legg Mason Partners Income Funds, each fund (other than New Jersey Municipals Fund) was a series of Legg Mason Partners Municipal Funds, a Massachusetts business trust. Prior to reorganization as a series of Legg Mason Partners Income Funds, New Jersey Municipals Fund was a Maryland corporation.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of March 31, 2014, Statement of Operations for the year ended March 31, 2014, Statements of Changes in Net Assets for each of the years in the two-year period ended March 31, 2014, Financial Highlights for each of the years in the five-year period ended March 31, 2014, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (filed on May 23, 2014; Accession Number 0001193125-14-210899 with respect to Intermediate-Term Municipals Fund; 0001193125-14-211011 with respect to New Jersey Municipals Fund; 0001193125-14-210902 with respect to New York Municipals Fund; and 0001193125-14-210053 with respect to Pennsylvania Municipals Fund).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The (sf) indicator was introduced on August 11, 2010 and explained in a special comment entitled “Moody’s Structured Finance Rating Scale.” The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

[1]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.
[2]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

* * By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal Payment: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only. The “p” suffix will always be used in conjunction with the “i” suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Interest Payment: “i” qualifier. This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” suffix indicates that the rating addresses the interest portion of the obligation only. The “i” suffix will always be used in conjunction with the “p” suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Public Information Ratings: “pi” qualifier. Ratings with a “pi” suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” suffix. Ratings with a “pi” suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present†.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present†.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk†.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk†.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate instruments where the principal is to any degree subject to market risk.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults: “Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Alternatively where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs: Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be as signed. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes the issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B”.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Ratings Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial

Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC”, “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an ex tended period—for example a proposed, but politically controversial, privatization.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (“EXP”), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ “expects to rate” language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings: Fitch Ratings also prepares a limited number of private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs.

Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Matured/Paid-In-Full: a. “Matured” - This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as “NR”. b. “Paid-In-Full” - This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as “PIF”.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

“Unenhanced” Ratings: Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms.

In some cases, Fitch may choose to assign an unenhanced rating along with credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Non-Credit Rating Scales: In addition, Fitch Ratings provides specialist ratings on other topics. Operational risk ratings are assigned to servicers of commercial and residential mortgages and other asset types.

Asset manager ratings opine on the relative operational and financial capabilities of asset managers, trustees and others. Fund Credit and/or Volatility Ratings are assigned to fund’s or local government investment pool’s portfolio. Many of these ratings are offered internationally and in some cases on a national basis applying appropriate ratings modifiers and identifiers.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING NEW JERSEY MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the state of New Jersey (“New Jersey” or the “State”). The sources of payment for New Jersey municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of New Jersey bond issues, the most recent such official statement being dated April 23, 2014, as supplemented on May 1, 2014, and containing financial and other information dated April 28 and 29, 2014. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New Jersey issuer.

GENERAL INFORMATION

New Jersey is the eleventh largest state in population and the fifth smallest in land area. According to the United States Bureau of the Census, the population of New Jersey was 7,730,188 in 1990, 8,414,350 in 2000, 8,791,894 in 2010, and was estimated to be 8,864,590 in 2012. With an average of 1,196 persons per square mile, per the 2010 Census, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, D.C., and which includes over one-fifth of the country’s population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation augment the air, land and water transportation complex which has influenced much of the State’s economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.

New Jersey’s population grew rapidly in the years following World War II, before slowing to an annual rate of growth of 0.27% in the 1970s. Between 1980 and 1990, the annual rate of growth rose to 0.49% and between 1990 and 2000, accelerated to 0.85%, but was only 0.44% between 2000 and 2010. While this rate of growth is less than that of the United States, it compares favorably with other Middle Atlantic states. New York’s population grew at an annual rate of 0.31 % from 2000 to 2010 and Pennsylvania’s population grew at a rate of 0.28% per year during the same period.

The increase in the State’s total population during recent decades masks the redistribution of population within the State. There has been a significant shift from the northeastern industrial areas toward the coastal counties of Atlantic, Ocean and Monmouth, and toward the central New Jersey counties of Hunterdon, Somerset and Middlesex.

ECONOMIC OUTLOOK

According to information released by the New Jersey Department of Labor and Workforce Development on March 17, 2014, payroll employment in 2013 averaged 1.2% higher than in 2012. The 2013 increase in payroll employment in the State was six-tenths of a percentage point lower than the national increase in payroll employment. The State’s increase ranked thirty-first among the fifty states.

The State’s level of payroll employment as of February 2014 was $3.93 million, which was 0.1% (+4600) higher than the level of payroll employment as of February 2013. The increase in payroll employment during this period was 1.5 percentage points lower than the national rate of increase in payroll employment and ranked 47th in the nation. During the twelve month period ending in February 2014, jobs were created in professional and business services (+12,800), trade, transportation and utilities (+11,000), education and health services (+4,900), and manufacturing (+400), while jobs were lost in leisure and hospitality (-8,600), the public sector (-5,800), financial activities (-4,200), construction (-2,800) and information (-1,900).

The State’s unemployment rate declined from 8.8% in February 2013 to 7.1% in February 2014. The decline in the unemployment rate reflects a decline in the labor force participation rate, resulting in a decline in the State’s labor force. This decline in the labor force, along with growth in employment, has led to the decrease in the unemployment rate. As of April 8, 2014, the State’s labor force participation rate, as well as the percentage of the State’s population that was employed, remained above the national average.

According to the United States Commerce Department, Bureau of Economic Analysis, in a report dated June 7, 2013, New Jersey’s gross state product rose 1.3% from 2011 to 2012, adjusted for inflation. This increase ranked thirty-sixth among the states, and trailed the national gain of 2.5%. However, the State’s growth was comparable to aggregate gains for New England (1.2%) and the Mideast (1.5%) regions. Calendar year 2012 was the third consecutive year to see an increase in the State’s inflation-adjusted gross state product. The initial estimate for 2011, reported in 2012 by the Bureau of Economic Analysis, of a 0.5% decline, was revised to indicate a 0.2% increase in gross state product. Prior to the inflation adjustment, New Jersey’s gross state product in 2012 totaled $508.0 billion, ranking eighth among the fifty states.

According to the United States Commerce Department, Bureau of Economic Analysis, in a release dated March 25, 2014 personal income of the State’s residents rose 2.2% in 2013. This increase in personal income was slightly smaller than the 2.6% increase reported for the nation as a whole for 2013, but higher than for any other state in the Mideast region, including the District of Columbia. According to January 2014 economic forecasts from IHS Global Insight and Moody’s Economy.com, growth in personal income for New Jersey residents is expected to continue through 2014 and 2015 at rates higher than those seen in 2013.

As of April 8, 2014, New Jersey’s housing sector was recovering. More than 24,000 building permits were granted in 2013, an increase of nearly 35% from 2012 and the highest figure since 2007. The New Jersey Association of Realtors reports that single-family home resales in the State in 2013 were 18.4% higher than in 2012. The State anticipates growth in housing activity to continue, as reduced prices, low mortgage rates, and higher rental costs have increased the attractiveness of home ownership, while ongoing recovery from Superstorm Sandy is expected to continue to spur building in parts of the State. However, the significant number of housing properties still in the judicial foreclosure process may temper the recovery in the housing sector.

The auto sector continues to improve. Sales of new motor vehicles in 2013 were 9.5% higher than in 2012.

As of April 8, 2014, economic conditions in New Jersey and the nation were continuing to improve. This improvement has been manifested in the expansion of consumer and capital spending and has resulted in increased employment. Aggregate household wealth has reached new highs, largely reflecting the recovery of the stock market, but home values have also increased noticeably. With the improvement in household incomes and finances, many consumers have been able to borrow more, and aggregate debt has started to increase. In the domestic U.S. economic environment, as of April 8, 2014, there was the potential for spending growth to further improve, leading to declines in unemployment and further gains in employment, income and wealth. However, European economies faced serious problems, posing risks for U.S. exporters, financial markets and institutions. As of April 8, 2014, economic growth in China had slowed, in part reflecting internal financial concerns in that nation. As of April 8, 2014, cuts in federal spending had inhibited aggregate economic growth, and questions about the implementation of the Affordable Care Act had likely elevated household and business uncertainty, further weighing on the vigor of the economic expansion. Finally, chronic tensions in the Middle East had the potential to boost energy prices and dampen household spending power.

The March 2014 projections of the Federal Reserve System’s Federal Open Market Committee members and participants anticipated national economic growth over the course of 2014 and 2015 to improve and the unemployment rate to move down to levels more consistent with full employment. As of April 8, 2014, the State’s economy was expected to expand in 2014 and 2015 at a rate approximately in line with national trends. Inflation rates have continued to be low, reflecting high rates of unemployment. It is anticipated that Federal Reserve policies will not provoke a substantial rise in the underlying rate of inflation, though, as has been the case a number of times in recent years, increases in energy, food, and other commodity prices may lead to short periods in which aggregate price indexes rise noticeably. As of April 8, 2014, statements by the Chair and other members of the Federal Open Market Committee indicated that further declines in the national unemployment rate were not expected to trigger increases in interest rates, unless inflation rates were substantially higher than anticipated. These statements reinforced the Federal Reserve’s commitment to supporting national economic growth. Federal Reserve Board Governors and Reserve Bank Presidents have reiterated that the start of any tightening of monetary policy will depend upon the health of the economy, not upon any preset schedule, and that the previous slowdown in the pace of securities purchases by the Federal Reserve should not be taken as a sign of any imminent increase in interest rates.

The economic outlook is considered to hinge on the success of supportive national fiscal and monetary policies. Availability of credit, stability in the financial markets, and continued improvement in consumer and business confidence are critical factors necessary for the continuation of the economic turnaround nationally and in New Jersey. As of April 8, 2014, the State noted that New Jersey and the nation may experience some near-term deterioration in growth and the expected pace of economic expansion may decline if consumers, investors, and businesses are negatively affected by concerns regarding long-term federal budget sustainability, the implementation of any actions directed at near-term cuts in federal spending or increases in taxes, the impact of federal health care reform on business costs, lack of credit availability, U.S. and international financial market stresses, any slowdown in the pace of global economic recovery and geopolitical tensions, particularly those which lead to any substantial restrictions on energy supplies from the Middle East. As of April 8, 2014, to a large extent, the future direction of the economy nationally and in the State was considered to hinge on the assumptions regarding the strength of the economic recovery, energy prices, and stability in the financial markets.

STATE FINANCES AND CONSTITUTIONAL LIMITATIONS

Budget Limitations

The State Constitution provides, in part, that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor (Article VIII, Sec. 2, para. 2).

Debt Limitations

The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until it shall have been submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing shall produce a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional provision does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”).

The Debt Limitation Clause of the New Jersey Constitution was amended by the voters on November 4, 2008. The amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The constitutional amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings.

New Jersey’s Budget and Appropriation System

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2015” refers to the State’s fiscal year beginning July 1, 2014 and ending June 30, 2015.

Pursuant to Article VIII, Section II, para. 2 of the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriations law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

New Jersey’s budget process is comprehensive and inclusive, involving every department and agency in the Executive Branch, the Legislature, the Judicial Branch, and through a series of public hearings, the citizens of the State. The budget process begins in the summer prior to the following fiscal year with preliminary projections of revenues and expenditures, which are the basis for development of budget targets for each branch, department and agency. Individual departments and agencies are required to prepare a funding plan or strategy for operating within the established target in the following fiscal year, which funding plan or strategy includes an analysis of the costs, benefits and priorities of every program. The funding plans and strategies are the foundations for revenue and spending decisions that are ultimately incorporated into the Governor’s Budget Message.

The New Jersey Statutes contain provisions concerning the budget and appropriation system. On or before October 1 in each year, each Department, Board, Commission, Office or other Agency of the State must file with the Director of the Division of Budget and Accounting in the New Jersey Department of the Treasury (the “Budget Director”) a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. The Budget Director may hold hearings, open to the public, during the months of October, November and December and review the budget requests with the agency heads. On or before December 31 of each year or such other time as the Governor may request, after review and examination, the Budget Director submits the requests, together with his or her findings, comments and recommendations, to the Governor. It is then the responsibility of the Governor to examine and consider all requests and formulate his or her budget recommendations.

The Governor’s budget message (the “Governor’s Budget Message”) is presented by the Governor during an appearance before a joint session of the State Legislature which, by law, is convened on a date on or before the fourth Tuesday in February in each year. The Governor’s Budget Message for Fiscal Year 2015 was delivered on February 25, 2014 (the “Governor’s Fiscal Year 2015 Budget Message”). The Governor’s Budget Message must include the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency (N.J.S.A. 52:27B-20). The financial program included in the Governor’s Budget Message is then subject to a process of legislative committee review. As part of such review, testimony is given by a number of parties. The Office of Legislative Services, which is an agency of the State Legislature, generally provides its own estimates of anticipated revenues which may be higher or lower than those included in the Governor’s Budget Message and the State Treasurer generally provides an updated statement of anticipated revenues in May of each year which may increase or decrease the amounts included in the Governor’s Budget Message. In addition, various parties may release their own estimates of anticipated revenues and recommended expenditures to the media. After completion of the legislative committee review process, the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submission, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of his or her line-item veto power, or veto the bill in its entirety. As with any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature. In addition to anticipated revenues, the annual Appropriations Act also provides for the appropriation of non-budgeted revenue, including primarily federal funds and a portion of the Energy Tax Receipts, to the extent such revenue may be received and permits the corresponding increase of appropriation balances from which expenditures may be made.

During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. Under the State Constitution, no supplemental appropriation may be enacted after adoption of the Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

The State’s annual Appropriations Act includes the General Fund, as well as certain Special Revenue Funds (Casino Control, Casino Revenue, Gubernatorial Elections, and Property Tax Relief). The departments maintain legal control at the appropriation line item level and exercise budgetary control by individual appropriations and allocations within annual appropriations to various programs and major expenditure objects. Program classifications represent a lower level operating program function, consisting of closely related activities with identifiable objectives or goals. Revisions to the annual Appropriations Act, reflecting program changes or interdepartmental transfers of an administrative nature, may be effected during the budget year with certain Executive and Legislative Branch approvals. Language, located in the “General Provisions” section of the State’s annual Appropriations Act, enables management to amend a department’s budget with approval by the Director of the Office of Management and Budget; under specific conditions, additional approval by the Office of Legislative Services is required. Only the State Legislature, however, may transfer appropriations between departments.

If a general appropriation law is not enacted prior to the July 1 deadline, under Article VIII, Section 2, para. 2 of the State Constitution, no money can be withdrawn from the State treasury. In the one case where this occurred, for Fiscal Year 2007, the Governor declared a state of emergency and mandated the orderly shutdown of State government, other than services and functions of State government directly related to the preservation and protection of human life and safety, the protection of property, the adoption of the annual Appropriations Act and such functions of the Judicial Branch as determined by the Chief Justice of the New Jersey Supreme Court. The State Treasurer and the Budget Director were authorized to obligate funds for such essential services. The Division of Lottery ceased selling tickets; parks and beaches were closed; and casinos, which by law could not operate without State regulators, were shutdown. An amendment to Section 63 of P.L. 1977, c. 110 (N.J.S.A. 5:12- 63) was enacted on June 27, 2008, and provides for the ability of casinos and racetracks to operate for seven calendar days during a state of emergency, including a shutdown of State government for failure to enact the Appropriations Act, despite the absence of State regulators. If a shutdown occurs, no moneys, other than available amounts already held under bond financing documents will be available to make payments on obligations paid from State revenue subject to annual appropriation.

INDEBTEDNESS AND OTHER STATE RELATED OBLIGATIONS

Debt Service on General Obligation Bonds

The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds. As of June 30, 2013, the State had approximately $2.40 billion of State general obligation bonds outstanding with another $1.29 billion of bonding authorization remaining from various State general obligation bond acts. The appropriation for debt service on the State’s general obligation bonds was $404.8 million for Fiscal Year 2015. This assumed the application of available, uncommitted amounts and residual project balances held in general obligation bond funds and available bond premium from the sale of general obligation bonds in May 2013 to pay a portion of the debt service costs on general obligation bonds.

Tax and Revenue Anticipation Notes

The State issues tax and revenue anticipation notes to aid in providing effective cash flow management by funding imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues.

Such tax and revenue anticipation notes (“TRANs”) do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such notes constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

On July 1, 2013, the State Treasurer adopted a resolution authorizing the issuance of tax and revenue anticipation notes for Fiscal Year 2014. Pursuant thereto, on July 1, 2013, the State Treasurer entered into a Note Purchase Contract with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) under which tax and revenue anticipation notes may be issued to and purchased by Merrill Lynch, in one or more series, from time to time, in an amount not to exceed $2,500,000,000. The resolution also authorizes the State Treasurer to issue additional TRANs beyond those issued to Merrill Lynch, with no limitation on such amount.

Pursuant to the terms of the Note Purchase Contract, the State issued its TRANs Series Fiscal 2014A to and which were purchased by Merrill Lynch on July 2, 2013 in the amount of $1,500,000,000. The State issued its TRANs Series Fiscal 2014B to and which were purchased by Merrill Lynch on July 31, 2013 in the amount of $600,000,000. The TRANs Series Fiscal 2014A and Series Fiscal 2014B were refunded and retired with part of the proceeds of the State’s publicly offered $2,600,000,000 TRANs Series Fiscal 2014C on December 3, 2013. The TRANs Series Fiscal 2014C mature on June 26, 2014. The State does not expect to issue additional tax and revenue anticipation notes in Fiscal Year 2014.

Obligations Supported by State Revenue Subject to Annual Appropriation

The State has entered into a number of leases and contracts described below (collectively, the “Agreements”) with several governmental authorities to secure the financing of various projects and programs in the State. Under the terms of the Agreements, the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements. The obligation of various independent State authorities to make payments with respect to certain financings includes payments related to interest rate exchange agreements listed below (“swap agreements”). Under such a swap agreement, the issuer will make periodic payments to the swap counterparty at either a fixed or variable rate of interest, and will receive periodic payments from the swap counterparty at either a variable or fixed rate of interest, such interest calculations based on the principal or “notional” amount of the swap agreement. If the swap agreement is terminated prior to its stated termination date, either the issuer or the swap counterparty may be required to make a termination payment to the other party. The independent State authorities’ obligations to make payments under the swap agreements are subject to appropriation by the State Legislature. The State Legislature has no legal obligation to enact such appropriations, but, as of April 8, 2014, has done so for all such obligations.

Various independent State authorities have entered into swap agreements with nine different counterparties. As of June 30, 2013, the aggregate mark-to-market value of the swap agreements was negative, indicating that the independent State authorities have no credit exposure to the swap counterparties. If the ratings of a counterparty were to be reduced below levels specified in the documentation relating to the swap agreements with the independent State authority and at such time the independent State authority did have in excess of a specified amount of credit exposure to such counterparty, the counterparty would be required to provide collateral to support all or a portion of the independent State authority’s credit exposure. No assurance can be given that the ratings of the counterparties will be maintained at June 30, 2013 levels or that the mark-to-market value of the swaps will not change to create credit exposure by the independent State authority to one or more counterparties.

The various independent State authorities are not required to post collateral under any of the swap agreements entered into as of June 30, 2013. If ratings on the bonds relating to the swaps generally fall below BBB or Baa2 by one or more rating agencies, then the counterparty may have the option to terminate the swaps. In some cases, the independent State authority may have the option to post collateral to prevent a termination. If a termination were to occur at a time where the swaps had a negative mark-to-market value, then the independent State authority would be required to make a termination payment in the amount of the negative mark to market. At June 30, 2013, the aggregate negative mark-to-market on swaps entered into by the independent state authorities was $337.4 million.

The amounts appropriated to make payments under the swap agreements are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations. The principal amount of bonds which may be issued and the notional amount of swaps which may be entered into by such governmental authorities is, in certain cases, subject to specific statutory dollar ceilings or programmatic restrictions which effectively limit such amounts. In other cases, there are currently no such ceilings or limitations. In addition, the State Legislature may at any time impose, remove, increase or decrease applicable existing ceilings and impose, modify or remove programmatic restrictions. The State Legislature may also authorize new leases and contracts with governmental authorities to secure the financing of projects and programs in the future.

The State expected that additional obligations supported by State revenues subject to appropriation would be issued during Fiscal Years 2014 and 2015. The amount of such obligations issued in the future could be significant. The amendment to the Debt Limitation Clause may inhibit the enactment of legislation authorizing obligations supported by State revenues subject to appropriation. The State Legislature is not legally obligated to appropriate amounts for the payment of such debt service in any year, and there can be no assurance that the State Legislature will make any such appropriations. Future legislative action may depend in part on various factors including the financial condition of the State. As of June 30, 2013, the Fiscal Year 2014 debt service on obligations subject to annual appropriation was expected to be $2,729,656,330.

Variable Rate Obligations

As of June 30, 2013, the independent State authorities had in aggregate $447,875,000 of variable rate demand bonds outstanding, with interest rates that reset daily or weekly. Such variable rate demand bonds are secured by respective agreements with the State Treasurer, and are further supported by bank-issued letters of credit.

Additionally, as of June 30, 2013, the New Jersey Economic Development Authority (“NJEDA”) had outstanding $1,146,750,000 of floating rate notes, which bear interest at a rate that resets quarterly, monthly, or weekly based on either the London InterBank Offered Rate (“LIBOR”) plus a fixed spread or the Securities Industry and Financial Markets Association (“SIFMA”) rate plus a fixed spread. There are no letters of credit in support of these notes.

“Moral Obligation” Financing

The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as moral obligation bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities.

New Jersey Housing and Mortgage Finance Agency

Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required the State to appropriate funds to meet its moral obligation. It is anticipated that this agency’s revenues will continue to be sufficient to pay debt service on its bonds.

South Jersey Port Corporation

The State, under its moral obligation, has provided the South Jersey Port Corporation (the “Port Corporation”) with funds to replenish its debt service reserve fund to the extent drawn upon by the Port Corporation when Port Corporation revenues are insufficient to pay debt service on its outstanding bonds. Such payments to the Port Corporation are subject to appropriation by the State Legislature. In Fiscal Year 2013, the State paid the Port Corporation $18,972,976 to replenish its debt service fund.

Higher Education Student Assistance Authority

The Higher Education Student Assistance Authority (“HESAA”) has not had a revenue deficiency which required the State to appropriate funds to meet its moral obligation. It is anticipated that HESAA’s revenues will continue to be sufficient to pay debt service on its bonds.

Pension Plans for State Employees

Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. The State operates seven defined benefit pension plans (collectively, the “Pension Plans”). Public Employees’ Retirement System (“PERS”) and Teachers’ Pension and Annuity Fund (“TPAF”) are the largest plans, which, as of June 30, 2013, the date of the latest actuarial valuations for all systems, covered 272,846 and 151,318 active members, respectively, and 157,410 and 92,080 retired members, respectively. The other systems are Police and Firemen’s Retirement System (“PFRS”) (as of June 30, 2013, covering 40,372 active members and 41,252 retired members), Consolidated Police and Firemen’s Pension Fund (“CP&FPF”) (as of June 30, 2013, covering no active members and 185 retired members), State Police Retirement System (“SPRS”) (as of June 30, 2013, covering 2,481 active members and 3,253 retired members), Judicial Retirement System (“JRS”) (as of June 30, 2013, covering 409 active members and 553 retired members) and Prison Officers’ Pension Fund (“POPF”) (as of June 30, 2013, covering no active members and 121 retired members). From June 30, 2008 to June 30, 2013, the total number of active members and retired members of all of the State-administered plans decreased by 56,681 and increased by 47,393, respectively, which represented a decrease of 10.8% and an increase of 19.2%, respectively.

The State is not the only employer sponsoring PERS and PFRS. Local governments within the State participate as employers as well. In both of these Pension Plans, the assets that the State and the local governments contribute are invested together and generate one investment rate of return. However, both of these Pension Plans segregate the active and retired members and the related actuarial liabilities between the State and the local governments. As of June 30, 2013, those members of the PERS and PFRS for which the State is responsible for making contributions were, with respect to PERS, 83,687 active members and 50,482 retired members and, with respect to PFRS, 7,098 active members and 5,855 retired members.

Although PERS and PFRS segregate the active and retired members of the State and the local governments, under certain State statutes, the State is responsible for making certain contributions to PFRS and PERS on behalf of local employers. With respect to PERS, the normal cost portion of the actuarially recommended contribution relating to the retirement benefit increase provided to the local governmental members of PERS under P.L. 2001, c. 133, which was valued at $46.2 million as of the July 1, 2013 PERS actuarial valuation, continues to be charged against the Benefit Enhancement Fund that was established for the local governmental employer component of PERS. The PERS actuarial valuation as of June 30, 2013 valued the Benefit Enhancement Fund in the local governmental portion of PERS at approximately $232.9 million. Although local governmental employers participating in the PERS are, for the most part, responsible for funding the normal cost and the unfunded actuarial accrued liability relating to the local governmental members of PERS, Chapter 133 stipulates that if the assets in the Benefit Enhancement Fund are insufficient to pay the normal cost portion of these increased retirement benefits for a valuation period, the State will pay that amount of the normal cost portion for the local governmental employers not covered by the assets in the Benefit Enhancement Fund. Since the establishment of the Benefit Enhancement Fund back in 2002, no amounts have been credited to the Fund other than investment earnings. However, as of the July 1, 2013 PERS actuarial valuation, the level of assets in the Benefit Enhancement Fund continue to be sufficient to meet this obligation.

With respect to PFRS, the State makes a contribution to active and retired members of the local governments to cover certain retirement benefit enhancements. For Fiscal Year 2015, the Governor’s Fiscal Year 2015 Budget Message includes a recommended contribution to the PFRS of $236.8 million of which $104.1 million represents funding for enhanced benefits for local PFRS participants. For Fiscal Year 2014, the State was expected to make a contribution to the PFRS of $167.0 million of which $73.2 million represents funding for local participant enhanced benefits. Funding for PFRS enhanced benefits is increasing and is expected to continue to increase as a result of the State making phased-in contributions to the Pension Plans over a seven year period beginning in Fiscal Year 2012 under the provisions of P.L. 2010, c.1.

State law requires the Pension Plans to conduct experience investigations every three years, which examine the demographic and economic assumptions used in the Pension Plans’ actuarial valuations to ensure that those assumptions are consistent with the Pension Plans’ respective historical experiences. Changes recommended by the actuaries are reviewed and considered for implementation by the appropriate Pension Board.

In accordance with the 2011 Pension and Health Benefit Reform Legislation, new pension committees are to be established as follows: two new pension committees each in PERS and PFRS, one for the State part of the Pension Plan and one for the local part of the Pension Plan and one new pension committee each in TPAF and SPRS. These six new committees are expected to have the discretionary authority when targeted funded ratios are achieved to modify the member contribution rate, the formula for calculation of final compensation or final salary, the fraction used to calculate a retirement allowance, and the age at which a member may be eligible for service and early retirement benefits. The committees are also expected to have the authority to reactivate the cost of living adjustment on pensions and to modify the basis for the calculation of the cost of living adjustment and set the duration and extent of the activation when targeted funded ratios are reached. However, no decision of the Pension Committees (or the State House Commission for the Judicial Retirement System) can be implemented if the direct or indirect result of the decision causes the funded ratio of the applicable Pension Plan to fall below the “targeted funded ratio” in any valuation period during the 30 years following the implementation of the decision as determined by the actuary for the applicable Pension Plan.

The State’s annual contribution to the Pension Plans is determined by the results of the actuarial valuation reports dated as of July 1 of each year. The actuarial funding method used to determine the State’s contribution is a matter of State law. Any change to the funding method requires the approval of the State Legislature and the Governor. The State’s annual contribution to the Pension Plans is contingent upon the enactment of the annual Appropriations Act and in the past the State Legislature has not funded the full actuarially recommended contribution to the Pension Plans. However, P.L. 2010, c.1, established a seven year phase-in of the State’s contribution and P.L. 2011, c.78, (“2011 Pension and Health Benefit Reform Legislation”) contains a provision stating that members of the Pension Plans now have a contractual right to the annual required contribution being made by the State and local participating employer.

The Division of Investment of the New Jersey Department of the Treasury, which is under the independent supervision of the State Investment Council, invests the assets of the Pension Plans. State law regulates the types of investments which are permitted.

In PERS, the State makes employer contributions for State employees while counties, municipalities, school districts and local public agencies make such contributions for their employee members. The State, rather than local school boards, pays the employer contributions to TPAF, including the employer’s share of the Social Security tax, with respect to public school teachers in the State. The PFRS is primarily established for municipal policemen and firemen. The State’s participation in PFRS is limited to those State-employed law enforcement officers who have been permitted to enroll therein.

The State is solely responsible for funding the benefits of the SPRS, JRS, CP&FPF and the POPF. The CP&FPF and the POPF are closed plans and not open to new membership.

Benefits

Almost all State employees participate in one of the Pension Plans, with eight to ten years of employment required before retirement benefits become vested. Upon retirement, members of PERS and TPAF enrolled before May 22, 2010 are eligible for annual retirement benefits equal to 1/55 of final average compensation for each year of service credit. This is in accordance with legislation enacted by the State Legislature in 2001 which increased the retirement benefits under PERS and TPAF by changing the retirement benefit formula from 1/60 to 1/55 of final average compensation for each year of service. For members of PERS and TPAF enrolling on or after May 22, 2010, the annual retirement benefits will be based on 1/60 of final average compensation for each year of service credit. For members enrolled before May 22, 2010, final average compensation equals the average compensation for the final three years of service before retirement or highest three years’ compensation if other than the final three years. For members enrolling on or after May 22, 2010, the final average compensation equals the average compensation calculated using a five-year period instead of a three-year period. Also available to such participants are an early retirement benefit after 25 years of service or if enrolled on or after June 28, 2011, 30 years of service, and a veteran’s retirement benefit after 20 and 25 years of service, if age requirements for those retirement benefits are met. To qualify for full benefits under early retirement the member must be at least age 55 if enrolled before June 28, 2011. If the member is under age 55 an early retirement penalty applies. If the member enrolled on or after June 28, 2011 the member must be at least age 65 to receive full benefits.

State law provides that the retirement benefits of the Pension Plans are not subject to negotiations between the State and other public employers and the employee members of the Pension Plans.

Certain retirees also receive a cost-of-living adjustment in addition to their base retirement allowance under the State’s pension adjustment program. In accordance with the 2011 Pension and Health Benefit Reform Legislation, the pension adjustment program, which provides for an adjustment in retirement benefits after a participant in one of the Pension Plans has been retired for two years, has been suspended for all current and future retirees effective July 1, 2011. Under the suspension, retirees are no longer entitled to future cost-of-living increases. However, cost-of-living benefits earned prior to the suspension continue to be paid. The pension adjustment program may be reactivated at a future date as specified in the statute. The pension adjustment program is non-contributory and covers all eligible retirees and survivors of the Pension Plans. Prior to the suspension of pension adjustment benefits, eligible retirees received a cost-of-living adjustment based on 60.0% of the change in the Consumer Price Index from the year of retirement to the year immediately preceding the year of adjustment with no cap on the amount of such increase. In all Pension Plans, except CP&FPF and POPF, the Pension Plans directly funded the cost-of-living increases and these cost-of-living increases were included in the actuarial accrued liability of the Pension Plans. The State funded cost-of-living increases in the CP&FPF and POPF on a “pay-as-you-go” basis.

Impact of Financial Deterioration of Pension Plans on Benefit Payments. The continued financial deterioration of the Pension Plans will reduce the amount of assets the Pension Plans have to pay benefits to their members. As the financial condition of the Pension Plans has deteriorated, the Pension Plans’ Annual Expenditures to Net Assets Ratio has generally increased since Fiscal Year 2005. To illustrate, from Fiscal Year 2008 to Fiscal Year 2013 the total net assets of all of the Pension Plans, which includes both the assets relating to State and local government active and retired members, as reported in their respective audited financial reports, decreased by $4.4 billion from $83.0 billion to $78.5 billion, while total expenditures incurred by the Pension Plans over the same period increased by $2.6 billion from $6.5 billion to $9.1 billion. The amount of these expenditures is expected to increase in future fiscal years. This resulted in an increase in the Annual Expenditures to Net Assets Ratio from 7.9% for Fiscal Year 2008 to 11.63 % for Fiscal Year 2013. However, between Fiscal Year 2012 and Fiscal Year 2013, the Annual Expenditures to Net Assets Ratio remained approximately the same due to the State making the 2/7th pension contribution required by P.L. 2010, c. 1 (“Chapter 1”) and positive investment returns realized by the Pension Plans in Fiscal Year 2013. Net assets represent the difference between a Pension Plan’s total assets and its liabilities and mainly consist of investment holdings, which are stated at market value, and member and employer receivables. Expenditures include retirement benefit payments, including cost-of-living adjustments, contributory and noncontributory death benefit payments, member withdrawals and administrative expenses.

Although the current level of accumulated assets in the Pension Plans does not jeopardize the payment of pension benefits in the short term, the long-term impact of continuation of a funding policy that allows the State to contribute less than the actuarially recommended contributions could impact, at some point, the Pension Plans’ ability to meet their obligations absent significant additional contributions by the State, increased investment returns or actions resulting in changes to liabilities of the Pension Plans. Future increased contributions by the State in future Fiscal Years, depending on the magnitude, would likely create a significant burden on all aspects of the State’s finances. No assurances can be given as to the level of the State’s pension contributions in future fiscal years.

Risk Measures. The ratio of market value of assets to the prior benefit payments also provides an indication of the ability of the Pension Plans to meet their benefit obligations. The July 1, 2013 actuarial reports, which set forth the actuarial valuations as of June 30, 2013, include certain information described in the actuarial valuations as “risk measures” in either tabular or textual format for each of the individual Pension Plans. This information was designated to provide an indicator, described in several of the individual actuarial valuations as a “simplistic measure” of the number of years that the assets of the Pension Plans can cover benefit payments. The benefit payments used in the data are those actually paid out to retirees in Fiscal Year 2012 and exclude increases in the number of retirees, future increases in those payments, State and member contributions and investment income. Differences in the Pension Plans make the aggregation of such individual data in a single combined presentation inappropriate. For PERS-State, as of June 30, 2012 and June 30, 2013, the ratio of market assets to the prior year’s benefit payment worsened and decreased by 1.5% from 6.8 to 6.7. Between June 30, 2011 and June 30, 2012, the ratio worsened and decreased by 16% from 8.1 to 6.8. For TPAF, between June 30, 2012 and June 30, 2013, the ratio of market assets to the prior year’s benefit payment did not change and remained at 7.5. Between June 30, 2011 and June 30, 2012, the ratio decreased by 10.7% from 8.4 to 7.5.

Prior Legislative Changes Affecting Benefit Levels. The State Legislature has in the past adopted laws that increased the retirement benefits payable by the Pension Plans. The result of these increases in retirement benefits was to increase the actuarial accrued liability of the affected Pension Plans which also had the effect of increasing the actuarially recommended contributions for the State for the affected Pension Plans.

In addition, the State Legislature has in the past adopted laws that limited future retirement benefits payable by the Pension Plans. These laws are expected to limit the future growth of the actuarial accrued liability of the affected Pension Plans which also has the effect of limiting the growth of the actuarially recommended contributions for the State for the affected Pension Plans in future plan years.

The State Legislature also adopted laws in Fiscal Year 2010 affecting PERS and TPAF members enrolling on or after May 22, 2010 which limits membership in the Pension Plan to only full-time employees and changes the retirement benefit formula back to 1/60 of final average compensation for each year of service credit. The State Legislature also adopted a law in Fiscal Year 2009 which raised the minimum annual salary required to establish eligibility for membership under certain Pension Plans and increased the retirement age at which full pension benefits are payable from 60 to 62 for certain employees hired on or after November 2, 2008. The State Legislature also adopted laws in Fiscal Year 2007 which raised the employee contribution rate for PERS and TPAF active members from 5.0% to 5.5%, raised the early retirement age at which full retirement benefits are payable from 55 to 60 for new employees enrolled in the PERS and TPAF on or after July 1, 2007, and provides that new employees hired on or after July 1, 2007 are subject to a maximum compensation limit for PERS and TPAF pension contributions.

Calculations of actuarial accrued liability reflect legislation in effect at the time calculations are made. Legislation enacted after any such calculation could significantly increase or decrease the actuarial accrued liability reflected in any such calculations.

Current and Historical Contributions and Funding Status. From the Fiscal Year ended June 30, 1997 through Fiscal Year ended June 30, 2003, the State made minimal contributions to the Pension Plans because the actuarial value of the assets in each of the Pension Plans exceeded the actuarial accrued liability and the State used that excess as a credit against the actuarially recommended contributions. Beginning with the actuarial valuations of the Pension Plans as of June 30, 2002, several of the Pension Plans (including PERS and TPAF) suffered from adverse market conditions and the Funded Ratio (which represents the quotient obtained by dividing the actuarial value of assets of the Pension Plan by the actuarial accrued liability of the Pension Plan) of these Pension Plans declined rapidly. As a result, the actuarial recommended contributions in those actuarial valuations increased and the State was not financially in the position to absorb the entire amount of the actuarially recommended contributions. For Fiscal Years 2004, 2005, 2006, 2007 and 2008, the State paid approximately 20.0%, 30.0%, 40.0%, 57.5%, and 50.1%, respectively, of the total actuarially recommended contributions of all of the Pension Plans.

However, for PERS and TPAF, the annual Appropriations Acts for Fiscal Years 2004, 2005 and 2006 authorized the use of the Benefit Enhancement Fund (the “State BEF”) to offset the State’s contribution to PERS and TPAF for those years. The State BEF is a special reserve fund within PERS and TPAF, and its assets are included in the actuarial value of assets. The required normal contributions to provide retirement benefit increases under P.L. 2001, c. 353, and P.L. 2001, c. 133 (“Chapter 133”), were charged against the State BEF. The fund was established in Fiscal Year 2002 and credited with excess assets equivalent to member contributions for Fiscal Years 2000 and 2001 by transferring reserves in the Contingent Reserve Fund to the State BEF. Amounts in the State BEF for each of PERS and TPAF were calculated within the respective actuarial value of assets and the related retirement benefits were calculated within the respective actuarial accrued liabilities. Therefore, because the State used amounts from the State BEF to satisfy its contributions in Fiscal Years 2004 through 2006, from an actuarial perspective, the State did not contribute any funds to PERS or TPAF in Fiscal Years 2004 and 2005 and the State contributed minimal amounts in Fiscal Year 2006. Amounts in the State BEF available to be used to make the State contributions became fully depleted in Fiscal Year 2006 and the State made a contribution to PERS and TPAF representing approximately 57.5% of the actuarially recommended contributions of those Pension Plans for Fiscal Year 2007 and approximately 50% of the actuarially recommended contributions for Fiscal Year 2008.

For Fiscal Year 2009, although $1.047 billion was included in the Fiscal Year 2009 Appropriations Act as the State’s pension contribution to the Pension Plans, the actual contribution made by the State was $106.3 million representing only 4.8% of the total actuarially recommended contribution to the Pension Plans of $2.231 billion. This contribution, which was due on June 30, 2009, was paid by the State on September 14, 2009. For Fiscal Year 2010, although $100 million was included in the Fiscal Year 2010 Appropriations Act as the State’s contribution to the Pension Plans, the State did not make a contribution due to ongoing budgetary constraints. The $100 million contribution originally expected to be made for Fiscal Year 2010 represented only 4% of the total actuarially recommended contribution for the State to the Pension Plans of $2.519 billion. The State made no contribution to the Pension Plans in Fiscal Year 2011. The recommended contribution as determined by the actuaries for the Pension Plans for Fiscal Year 2011 was $3.060 billion.

In accordance with Chapter 1, the State has resumed making the actuarially recommended contributions to the Pension Plans on a gradual basis over a period of seven years beginning with Fiscal Year 2012. For Fiscal Year 2014, the State was expected to make a contribution of $1.582 billion which represented 3/7th of the full actuarially recommended contribution for PERS, TPAF, PFRS, SPRS and JRS and the full recommended contribution for CP&FPF. The actuarially recommended contribution for Fiscal Year 2014 was revised to reflect a change in the methodology used to calculate the employer normal contribution. This change and a change in the salary increase assumption for TPAF reduced the 3/7th contribution of the State from $1.676 to $1.582 billion, as reflected in the original July 1, 2012 actuarial valuation. The full recommended contribution of all Pension Plans for Fiscal Year 2014 determined on the basis of the revised July 1, 2012 actuarial valuations was $3.691 billion. Although the Fiscal Year 2014 Appropriations Act included $1.676 billion as the State’s contribution to the Pension Plans for Fiscal Year 2014, the State anticipated making a contribution of $1.582 billion based on the revised July 1, 2012 actuarial valuations. For Fiscal Year 2015, based on the Governor’s Fiscal Year 2015 Budget Message, the recommended contribution of $2.249 billion represents 4/7th of the full actuarially recommended contribution to the Pensions Plans of $3.935 billion. In each subsequent fiscal year, Chapter 1 provides for the State’s contribution to increase by at least an additional 1/7th of the actuarially recommended contribution so that full actuarially recommended contributions are made beginning in Fiscal Year 2018 and each year thereafter. The 2011 Pension and Health Benefit Reform Legislation contains a provision stating that members of the Pension Plans now have a contractual right to the annual required contribution made by the State and local participating employers and failure by the State and local employers to make annual required contributions is deemed an impairment of the contractual right of each member. This language may limit the State’s ability to reduce or limit pension contributions in response to future budgetary constraints. Notwithstanding the foregoing, the State’s contributions were subject to annual appropriation by the State Legislature.

Pension and Health Benefit Reform. On June 28, 2011, the 2011 Pension and Health Benefit Reform Legislation was enacted that over the long-term is expected to improve the overall financial condition of the Pension Plans, raise the funded ratios of the Pension Plans to more financially sound levels, lower future actuarially recommended contributions from levels which likely would have been required without the 2011 Pension and Health Benefit Reform Legislation and reduce the unfunded actuarial accrued liability of the Pension Plans. The major reform measures include raising the member contribution rates in the PERS, TPAF, PFRS, SPRS and JRS. In PERS and TPAF, the member contribution rate was increased from 5.5% to 6.5% with an additional 1% increase phased-in, in equal increments, over a seven-year period. In PFRS and SPRS, the member contribution rate increased from 8.5% to 10% and from 7.5% to 9%, respectively. In JRS, the member contribution rate was to increase an additional 9% from 3% to 12%. The JRS member contribution rate increase was to be phased-in over a period of seven years. The reforms also include suspending pension adjustment benefits in all Pension Plans, limiting future retirement benefits payable to new members in the PERS and TPAF by increasing the service retirement age from 60 to 65 and the number of years needed to qualify for early retirement benefits from 25 to 30 years with a one quarter of 1 % reduction for each month under age 65, and reducing the special retirement benefit for new PFRS members from 65% of final compensation after 25 years of service and 70% of final compensation after 30 years of service to 60% of final compensation after 25 years and 65% of final compensation after 30 years.

The pension reforms also include the establishment of new pension committees for the Pension Plans as follows: two new committees each in PERS and PFRS, one for the State part of the Pension Plan and one for the local part of the Pension Plan and one new committee each in TPAF and SPRS. These six new committees will have the discretionary authority when targeted funded ratios are achieved to modify the member contribution rate, the formula for calculation of final compensation or final salary, the fraction used to calculate a retirement allowance, and the age at which a member may be eligible for service and early retirement benefits. The committees will also have the authority to reactivate the cost of living adjustment on pensions and to modify the basis for the calculation of the cost of living adjustment and set the duration and extent of the activation when targeted funded ratios are reached. However, no decision of the Pension Committees (or the State House Commission for the JRS) can be implemented if the direct or indirect result of the decision causes the funded ratio of the applicable Pension Plan to fall below the “targeted funded ratio” in any valuation period during the 30 years following the implementation of the decision as determined by the actuary for the applicable Pension Plan. The target funded ratio was initially set at 75% in Fiscal Year 2012 and increases annually in equal increments to 80% by Fiscal Year 2018. As of the July 1, 2013 actuarial valuations, none of the State-funded Pension Plans had a funded ratio above the target funded ratio. On the local government side, the PFRS-Local had a funded ratio above the target funded ratio as of the July 1, 2012 actuarial valuation, but fell below the target funded ratio as of the most recent July 1, 2013 valuation. The PERS-Local also has a funded ratio below the target funded ratio as of the July 1, 2013 actuarial valuation. As of April 8, 2014, although none of the State and local Pension Plans had a funded ratio above the target funded ratio, the SPRS, PERS-Local and PFRS-Local had reached it previously and, therefore, the pension committees for these three Pension Plans had been formed. The pension committees for PERS-State, TPAF and PFRS-State are expected to be formed when the target funded ratio is reached in these Pension Plans.

The pension reforms also include a change in the amortization method that calculates the amount of the unfunded actuarial accrued liability (“UAAL”) that is included in the annual pension contribution. Under the new amortization method, the UAAL will be amortized over an open-ended 30 year period and is assumed to be paid in level dollars in each year of the amortization period. In addition, beginning with the July 1, 2019 actuarial valuation, the UAAL will be amortized over a closed 30 year period until the remaining period reaches 20 years, when the amortization period will revert to an open-ended 20 year period. The State has indicated that this change in the amortization method will ensure that a portion of the UAAL is assumed to be retired in the year that the recommended rates calculated by the actuarial valuation are applied, assuming that the State makes the full actuarially recommended contribution. Previously, the UAAL was amortized over a 30-year period as a level percent of pay. When a UAAL is amortized on a level percentage of pay, the amortized portion of the UAAL is less in the earlier years of the assumed amortization schedule because payroll costs are assumed to increase over time. By changing the amortization of the UAAL to a level dollar amount, this will mean the assumed amortization schedule will be stable over the whole period, but it will also likely increase the amount of the State’s actuarially recommended contributions in the earlier years.

Impact of Pension Reforms and the State’s Funding Actions on Pension Plans. The UAAL of the Pension Plans has consistently risen since Fiscal Year 2004 in part as a result of the State not contributing the full amount of the actuarially recommended contributions with respect to the Pension Plans since Fiscal Year 2003. These low levels of State funding coupled with investment losses in Fiscal Years 2008 and 2009 have caused funding levels to decrease substantially. Between the July 1, 2004 and July 1, 2010 actuarial valuations, the aggregate Funded Ratio of the Pension Plans declined from approximately 85.4% to 56.4%. As a result of this decline in the Funded Ratio of the Pension Plans, the actuarially recommended contributions of the State increased significantly. To address the deteriorating financial condition of the Pension Plans, the 2011 Pension and Health Benefit Reform Legislation was enacted, which had an immediate impact on the overall funded status of the Pension Plans.

As a result of the 2011 Pension and Health Benefit Reform Legislation, the overall funded ratio of the State Pension Plans improved from 56.4% to 65.2% and the total UAAL included in the revised actuarial valuations of the State Pension Plans decreased by an aggregate of $11.5 billion from $37.1 billion to $25.6 billion as of the revised July 1, 2010 actuarial valuations. The increase in the overall funded ratio and reduction in the UAAL as of June 30, 2010 was primarily due to the suspension of cost-of-living adjustments on pension benefits as of July 1, 2011. P.L. 2010, c. 1, a pension reform enacted previous to the 2011 Pension and Health Benefit Reform Legislation, required the State to resume making contributions to the Pension Plans on a phased-in basis over a seven-year period beginning in Fiscal Year 2012. Under this phase-in approach, the State would begin making full actuarially recommended contributions to the Pension Plans beginning in Fiscal Year 2018.

A fundamental objective of the 2011 Pension and Health Benefit Reform Legislation was to improve the long-term solvency of the Pension Plans while slowing the rapid growth of governmental costs to fund the Pension Plans. The combination of increased employee contributions, the suspension of cost-of-living adjustments, benefit reductions and a commitment to a structured employer contribution schedule was intended to improve the funded level of the Pension Plans and reduce or minimize the growth in employer contribution requirements over a 30 year projected period. Incorporating the seven-year phase-in of the State’s full actuarially recommended contributions to the Pension Plans pursuant to P.L. 2010, c. 1, the projected funded ratios of the State’s Pension Plans after the enactment of the 2011 Pension and Health Benefit Reform Legislation were anticipated to decrease until Fiscal Year 2018. Beginning in Fiscal Year 2018, when the State is required to begin making the full actuarially recommendation contribution to the Pension Plans pursuant to P.L. 2010, c. 1, and as a result of the 2011 Pension and Health Benefit Reform Legislation, the State expected the funded ratio of the Pension Plans projected to begin to improve steadily for the remainder of the 30 year projected period. If the 2011 Pension and Health Benefit Reform Legislation had not been enacted and based on the assumptions with respect to the Pension Plans in place prior to the enactment of the 2011 Pension and Health Benefit Reform Legislation and the continued phase-in of contributions pursuant to P.L. 2010, c. 1, the State’s full actuarially recommended contribution to the Pension Plans for Fiscal Year 2018, as of June 28, 2011, was projected to be

$5.5 billion, and the UAAL and Funded Ratio of the Pension Plans as of June 30, 2018 were projected to be $65.7 billion and 40.5%, respectively. In contrast, as of April 8, 2014, based on internal 30 year projections post-enactment of the 2011 Pension and Health Benefit Reform Legislation, if all of the assumptions of the Pension Plans are realized and the State continues the phased-in contributions provided for in P.L. 2010, c. 1, the State’s actuarially recommended contribution for Fiscal Year 2018, which is the first year the State is assumed to make the full actuarially recommended contribution to the Pension Plans, is projected to be approximately $4.8 billion and, as of June 30, 2018, the UAAL and Funded Ratio of the Pension Plans are projected to be $41.6 billion and 52.3%, respectively.

The State expects, as of April 8, 2014, the various reform measures to positively impact State finances, lowering, over the long term, the actuarially recommended contributions required of the State from levels projected prior to the enactment of the 2011 Pension and Health Benefit Reform Legislation. After Fiscal Year 2018, the State expects the funded status of the Pension Plans will begin to improve and the UAAL to begin to decrease. These expectations assume the State will make full actuarially recommended contributions beginning in Fiscal Year 2018 and that the Pension Plans will otherwise have actual results that are expected to match the assumptions of the Pension Plans. No assurance can be given as to the level of the State’s investment returns or the State’s pension contributions in future fiscal years or as to the achievement of the other assumptions.

In the short term, the State expects, as of April 8, 2014, that the amount of its actuarially recommended contributions to the Pension Plans will substantially increase through Fiscal Year 2018. The main factors contributing to this short term increase are the phased-in contributions of the State to the Pension Plans pursuant to P.L. 2010, c. 1 and a change in the amortization method of the UAAL as set forth in the 2011 Pension and Health Benefit Reform Legislation. In addition, the UAAL of the Pension Plans is expected to increase and the overall Funded Ratio is expected to decrease through Fiscal Year 2018 resulting from the State making less than full actuarially recommended contributions and other factors, including the fact that the State still has a substantial unrecognized loss of $7.8 billion as of the July 1, 2013 actuarial valuations. To illustrate how the Funded Ratio has continued to deteriorate since the various pension reforms were enacted, between the July 1, 2010 actuarial valuations and the most recent July 1, 2013 valuation, the overall Funded Ratio of the State worsened and decreased from 65.2% to 54.2%. The State expected that the deterioration of the financial condition of the Pension Plans in the short-term is expected to increase the amount of future actuarially recommended contributions of the State, thus deferring a substantial portion of the State’s funding responsibilities to future Fiscal Years.

The UAAL also made numerous economic and demographic assumptions such as how high inflation will rise in the future, future pay increases, when the members of the Pension Plans will retire, how long these members will live and how many of these members will become disabled. If the experience of the Pension Plans is different from these assumptions, the UAAL of the Pension Plans may increase or decrease to the extent of any variances. If the actual experience results in a material increase in the UAAL of the Pension Plans, the State’s future actuarially recommended rates of contribution would likely result in a material increase which would increase the State’s financial burden of its obligations to the Pension Plans in the long term.

Litigation Affecting Pension Plans. See below under the captions “Litigation,” “—Powell v. State,” “—Berg v. Christie” and “—New Jersey Education Association, et al. v. State of New Jersey, et al.” for a description of claims pending against the State relating to the pension reforms included in the 2011 Pension and Health Benefit Reform Legislation.

Alternate Benefit Program. In addition to these defined benefit programs, the State also maintains the Alternate Benefit Program (“ABP”), which is a defined contribution plan for eligible employees of the public institutions of higher education in the State. Employer and employee contributions under the ABP are paid to authorized investment carriers who offer participants a variety of investment choices. The seven investment carriers for this program are ING Life Insurance and Annuity Company, Met Life, TIAA- CREF, VALIC, AXA Financial (Equitable), The Hartford and Prudential Retirement. The State pays the employer pension contribution to the ABP at a rate equal to 8.0% of the member’s base salary. In addition, the State provides funding to cover the cost of noncontributory group life insurance and long-term disability insurance coverage for ABP participants. For Fiscal Years 2012 and 2013, the State contributed $178.5 million and $181.6 million to cover pension contributions and to provide funding for noncontributory group life insurance and long-term disability benefits. For Fiscal Year 2014, the Fiscal Year 2014 Appropriations Act included $186.6 million as the State’s contribution to the ABP to cover pension, noncontributory group life insurance, and long-term disability benefit costs. For Fiscal Year 2015, the State expects to contribute $195.8 million to cover pension, noncontributory group life insurance, and long-term disability benefit costs. Since the ABP is a defined contribution plan and not a defined benefit plan, the State’s sole obligation with respect to the ABP is to make the annual contributions and the State has no responsibility to ensure that the participating employees ultimately receive a level of benefit.

Defined Contribution Retirement Program. The State Legislature adopted legislation in the Fiscal Year ending June 30, 2007, P.L. 2007, c. 92, amended by P.L. 2007, c. 103, P.L. 2008, c. 89 and P.L. 2010, c. 1, which required the establishment of the Defined Contribution Retirement Program (the “DCRP”). The DCRP includes a defined contribution plan providing pension benefits for elected and appointed officials and for certain PERS, TPAF, PFRS and SPRS employees with pensionable wages in excess of the Social Security wage base limit and certain part-time employees ineligible for membership in the PERS and TPAF. The DCRP also includes noncontributory group life insurance and long-term disability benefits for participants. The employee pension contribution rate for the DCRP is 5.5%. Employers are required to contribute an additional 3.0% of base salary on behalf of employees enrolled in the plan to fund pension benefits. With regard to PERS, TPAF, PFRS and SPRS members that are enrolled in the DCRP because their pensionable wages exceed the Social Security wage base limit, contributions are based on compensation in excess of the Social Security wage base limit.

Eligibility for membership in the DCRP was expanded in accordance with P.L. 2010, c. 1. Under this legislation, those who are no longer eligible for the PERS and TPAF because they work less than full-time are eligible to participate in the DCRP, provided their annual salary is $5,000 or higher.

For Fiscal Years 2012 and 2013, the State contributed $719,578 and $969,981, respectively, to the DCRP on behalf of enrolled State employees to cover pension benefit costs. For Fiscal Year 2014, the Fiscal Year 2014 Appropriations Act included $1,280,000 as the State’s contribution to the DCRP to cover pension benefit costs. For Fiscal Year 2015, the State expects $1,268,000 to be the State’s pension contribution to the DCRP. With regard to noncontributory group life and long-term disability insurance benefits, for Fiscal Years 2012 and 2013, the State contributed $58,128 and $216,484, respectively to cover noncontributory insurance benefit costs. The Fiscal Year 2014 Appropriations Act includes $349,000 as the State’s contribution to fund noncontributory insurance costs. For 2015, the State expects to contribute $410,000 to fund noncontributory insurance costs.

Central Pension Fund. The State also administers the Central Pension Fund (“CPF”), which is a single-employer noncontributory defined benefit plan for special groups that are not included in other State-administered systems. The State funds the CPF on a pay-as-you-go basis. There are no State or local government employees covered by the CPF.

Noncontributory Life Insurance. The State funds noncontributory insurance benefit costs for active and retired State employees. State appropriations are received on a monthly basis to cover actual benefit charges incurred and payable to beneficiaries of active and retired State employees plus administrative fees charged by the insurance providers. The State funds these benefit costs on a pay-as-you-go basis and does not actuarially determine the future liability of these benefit costs. For Fiscal Years 2012 and 2013, the State expended $67.5 and $79.5 million, respectively to cover noncontributory insurance benefit costs of the Pension Plans. For Fiscal Year 2014, the Fiscal Year 2014 Appropriations Act included $75.2 million for noncontributory insurance benefits costs. For Fiscal Year 2015, the State expected to include $81.3 million to fund noncontributory insurance benefit costs.

Post-Retirement Medical Benefits for State Employees

In addition to the pension benefits, the State provides post-retirement medical (“PRM”) benefits for certain State and other retired employees meeting the service credit eligibility requirements. This includes retired State employees of PERS, TPAF, PFRS, SPRS, JRS and ABP; local retired TPAF and other school board employees; and some local PFRS retirees. To become eligible for this State-paid benefit, a member of these Pension Plans must retire with 25 or more years of pension service credit or on a disability pension. These benefits are provided through the State Health Benefits Program (“SHBP”) and the School Employees’ Health Benefits Program (“SEHBP”). The SHBP and the SEHBP are administered by the Division of Pensions and Benefits. The benefits provided include medical, prescription drug, and Medicare Part B reimbursement for covered retirees, spouses and dependents. In Fiscal Year 2013, the State paid PRM benefits for 130,448 State and local retirees.

The State funds post-retirement medical benefits on a “pay-as-you-go” basis, which means that the State does not pre-fund, or otherwise establish a reserve or other pool of assets against the PRM expenses that the State may incur in future years. For Fiscal Years 2012 and 2013, the State expended $1.255 and $1.3898 billion, respectively, to pay for PRM benefits for the eligible retirees in these groups mentioned above. For Fiscal Year 2014, the Fiscal Year 2014 Appropriations Act included $1.558 billion to fund the pay-as-you-go PRM costs. However, the State has planned to use $120 million in available reserves in the State Health Benefits Program Fund to lower projected spending in Fiscal Year 2014 by $120 million to $1.438 billion. For Fiscal Year 2015, the State expected to include $1.701 billion as the State’s contribution to fund pay-as-you-go PRM costs. The increase in the State’s pay-as-you-go contribution is attributable to rising health care costs as well as an increase in the number of participants qualifying for State-paid PRM benefits at retirement. The State expects that funding to cover the pay-as-you-go PRM benefit costs will continue to increase going forward. However, as a result of health reform measures enacted by the State in 2011, including a requirement that certain future retirees eligible for State-paid coverage contribute toward such coverage, the rate of growth in the State’s contribution should begin to decrease in the future.

In accordance with the provisions of Governmental Accounting Standards Board Statements No. 43 and 45, the State is required to quantify and disclose its obligations to pay PRM to current and future retirees. Based on the most recent valuation of these benefits and as summarized in a May 2013 report submitted to the Division of Pensions and Benefits, the Fiscal Year 2012 actuarial accrued liability of the State to provide PRM to active and retired members of the Pension Plans, which is based upon Governmental Accounting Standards Board Statement No. 43 results as of July 1, 2012, has been measured to be $51.50 billion, an increase of $2.55 billion or 5.22% as compared to the Fiscal Year 2011 actuarial accrued liability of $48.95 billion. Governmental Accounting Standards Board Statement No. 45 does not impose any requirement on the State to pre-fund its PRM actuarial accrued liability.

Pension and Health Benefits Reform. On June 28, 2011, the Governor signed into law health benefits reform as part of the 2011 Pension and Health Benefits Reform Legislation which requires all public employees participating in the SHBP and SEHBP to contribute more toward their health insurance coverage. The legislation also requires certain future retirees eligible for State-paid health insurance coverage at retirement to contribute toward the cost of their post-retirement medical coverage. Specifically, the 2011 Pension and Health Benefits Reform Legislation requires active employees to pay a percentage of the premium for the level of coverage selected by the employee. The percentage will vary based on the employee’s base salary and the coverage level and will range from 3% for the lowest paid employees to 35% for the highest paid employees. For those employees employed as of June 28, 2011, the contribution rates will be phased-in over a four year period in increments of 25% per year. New employees hired on or after June 28, 2011 will be required to contribute at the full rate. The 2011 Pension and Health Benefits Reform Legislation established a minimum employee contribution of 1.5% of salary in the first year due to the 4-year phase-in provision; however, beginning in the second year of the 4-year phase-in period, which commenced in July 2012, most employees were required to pay a higher contribution based on the new percentage. Pursuant to the 2011 Pension and Health Benefits Reform

Legislation, future retirees eligible for PRM coverage who on June 28, 2011 had less than 20 years of creditable service will also be required to pay a percentage of the cost of their health care coverage at retirement under the new law provided they retire with 25 or more years of pension service credit. However, the percentage of the premium for which the retiree will be responsible will be determined based on the retiree’s annual retirement benefit and level of coverage.

In accordance with the 2011 Pension and Health Benefits Reform Legislation, two new Plan Design Committees have been formed, one for the SHBP and one for the SEHBP. These new committees have established new plan design options for participating employees and retirees in the SHBP and SEHBP with lower premiums in exchange for higher copayments, deductibles and other participant costs. The new plan design options include High Deductible Health Plans with a Health Savings Account component. The State Health Benefits Commission and the School Employees’ Health Benefits Commission approved the new plan design options on October 12, 2011, which were available to participants beginning January 1, 2012. The Commissions approved additional lower cost plan design options established by the design committees which were available to participants beginning January 1, 2014.

The total UAAL for post-retirement medical benefits for which the State is liable increased by $2.553 billion or 5.22% between the July 1, 2011 and July 1, 2012 actuarial valuations from $48.950 billion to $51.503 billion. The State attributed this increase, in the post-retirement medical UAAL, to the State continuing to fund post-retirement medical benefits on a pay-as-you-go basis as opposed to prefunding benefits by making the actuarially recommended normal contribution and making a contribution toward the unfunded liability. The State also attributed a reduction in the post-retirement medical UAAL between the July 1, 2010 and July 1, 2011 actuarial valuations to a change in the prescription drug Medicare from the Retiree Drug Subsidy (“RDS”) to an Employer Group Waiver Program (“EGWP”) effective January 1, 2012. In addition, Governmental Accounting Standards Board regulations allow such federal payments and reimbursements under EGWP to be reflected in the total UAAL. As a result of the change in the prescription drug Medicare integration, the State’s portion of the total UAAL for post-retirement medical benefits decreased by an estimated $9.437 billion or 16% as of the July 1, 2011 actuarial valuation. The State attributed this reduction in the State’s portion of the total post-retirement medical UAAL between the July 1, 2010 and July 1, 2011 to the health reform measures included in the 2011 Pension and Health Benefits Reform Legislation, which lowered unfunded accrued liabilities by approximately 4.0% or $2.5 billion as of July 1, 2011.

REVENUE SOURCES AND STATE FUNDS

General Fund

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The State Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund.

Property Tax Relief Fund

The Property Tax Relief Fund is used to account for revenues from the New Jersey Gross Income Tax and for revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax both of which are constitutionally dedicated toward property tax relief and reform, respectively. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the State Legislature, to counties, municipalities and school districts.

A special account designated as the “Property Tax Reform Account” was created in the Property Tax Relief Fund pursuant to an amendment to Article VIII, Section 1, para. 7 of the State Constitution approved by the voters on November 7, 2006. The amendment provides that there shall be annually credited from the General Fund and placed in the Property Tax Reform Account an amount equal to the annual revenue derived from a tax rate of 0.5% imposed under the “Sales and Use Tax Act,” P.L. 1966, c. 30, (C.54:32B-1 et seq.), as amended and supplemented, or any other subsequent law of similar effect. The State Constitution provides that the State Legislature shall annually appropriate such amount exclusively for the purpose of property tax reform. The Property Tax Relief Fund was established by the New Jersey Gross Income Tax Act, N.J.S.A. 54A:9-25, approved July 8, 1976.

Special Revenue Funds

Special Revenue Funds are used to account for resources legally restricted to expenditure for specified purposes. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund.

Capital Project Funds

Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities.

Proprietary Funds

Proprietary Funds are used to account for State business-type activities. Since these funds charge fees to external users, they are known as enterprise funds.

Fiduciary Funds

Fiduciary Funds, which include State pension funds, are used to account for resources held by the State for the benefit of parties outside of State government. Unlike other government funds, fiduciary funds are reported using the accrual basis of accounting.

Component Units-Authorities

Component Units-Authorities account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability. Component Units-Colleges and Universities account for the operations of the eleven State colleges and universities including their foundations and associations.

FISCAL YEARS 2014 AND 2015

Estimated Revenues

Sales and Use Tax. The Sales and Use Tax collections for Fiscal Year 2014 were estimated to increase 5.4% from Fiscal Year 2013. The Sales and Use Tax collections for Fiscal Year 2015 are estimated to increase 6.1% from Fiscal Year 2014. This estimated growth in Sales and Use Tax collections primarily reflects ongoing growth in consumer spending as employment and incomes recover, but also reflects revenues stemming from purchases of products connected to the ongoing recovery from Super Storm Sandy as well as from the turnaround in homebuilding. In Fiscal Year 2014, revenues increased by the initiation of Amazon.com, Inc.’s collections of

Sales and Use Tax on State residents’ purchases beginning July 1, 2013. In Fiscal Year 2015, the State anticipates that the proposed limitation of a 3.5% rate of tax on certain business to business transactions in Urban Enterprise Zones will increase the amount of Sales and Use Tax collections by approximately $70 million. The State anticipates that this, along with other proposals to ensure that online businesses remit New Jersey Sales and Use Tax will increase the growth of Sales and Use Tax collections in Fiscal Year 2015 by approximately 1%.

Gross Income Tax. The Gross Income Tax collections for Fiscal Year 2014 were estimated to increase 6.8% from Fiscal Year 2013. The Gross Income Tax collections for Fiscal Year 2015 are estimated to increase 8.2% from Fiscal Year 2014. The growth in Gross Income Tax collections was higher in Fiscal Year 2013 as a result of high income individuals realizing gains in gross income prior to the January 1, 2013 increase in federal tax rates for high income individuals. The growth rate for Gross Income Tax collections in Fiscal Year 2014 was lower than Fiscal Year 2013. The State’s anticipated growth rate for Fiscal Year 2015 is comparable to that seen during the last economic expansion, and reflects not only the ongoing recovery in household income and wealth, but also the pronounced increases in Gross Income Tax payments from individuals in higher income groups. New Jersey’s progressive income tax structure makes the State’s Gross Income Tax collections sensitive to losses and gains at higher income levels.

Corporation Business Tax. The Corporation Business Tax collections for Fiscal Year 2014 were estimated to increase 2.3% from Fiscal Year 2013. The Corporation Business Tax collections for Fiscal Year 2015 are estimated to increase 6.7% from Fiscal Year 2014. As of April 8, 2014, corporate tax collection growth had been sluggish, and the State attributed this slow recovery to advantageous tax management of corporations’ world-wide earnings. The State also noted that a number of start-up business entities are being organized as limited liability companies, which are not subject to the Corporation Business Tax, rather than as corporations. The anticipated increase in growth in Fiscal Year 2015 largely reflects proposed legislative changes designed to address the results of several court decisions that have enabled corporations to limit their New Jersey liabilities.

Casino Revenues. The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities. They include casino parking fees, per room per day fees on casino hotel rooms, and a tax on multi-casino progressive slot machine revenue. Collections for Fiscal Year 2014 were estimated to increase 19.5% from Fiscal Year 2013, and increase 21.0% in Fiscal Year 2015. Much of the anticipated increase in collections reflects the introduction of internet gaming.

Other Revenues. The utilization of non-recurring resources totaled approximately $949.0 million and represents approximately 2.8% of the State’s recommended appropriations for Fiscal Year 2015, a considerable reduction from the 13.2% that supported Fiscal Year 2010 appropriations. Non-recurring revenue resources included various fund transfers of $24.4 million, $147.5 million anticipated from the settlement of the Passaic River litigation (New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al.) and $43.5 million in business tax revenues which the State anticipated to be collected in Fiscal Year 2015 but which, as a result of previously enacted business tax reductions, were not expected to be collected in future years. The $949.0 million in non-recurring resources also included $391.4 million of debt restructuring/defeasance savings and $324.0 million of funding from the New Jersey Turnpike Authority that is being utilized to offset State appropriations to New Jersey Transit. The State’s revised Fiscal Year 2014 revenue estimates included approximately $91.6 million from the enhancement of certain tobacco bonds.

Potential Impacts on Fiscal Year 2014 and Fiscal Year 2015 Revenues. As of April 8, 2014, the State expected revenue collections for Fiscal Year 2014 to be lower by $250.7 million than the original Fiscal Year 2014 estimate made at the time of the enactment of the Fiscal Year 2014 Appropriations Act, which included an assumption that the actual level of payments received over the remainder of Fiscal year 2014 would be in line with the projections. The State believes that casino revenues are less than anticipated by $126.8 million primarily due to internet gaming getting off to a slower than anticipated start. Estimated State revenue collections for Fiscal Year 2014 included an estimate of $60 million in settlements by the Department of Law & Public Safety. It is possible that these anticipated revenues will not be realized in Fiscal Year 2014. The State’s estimate does not reflect additional snow removal costs for Fiscal Year 2014. Such costs are estimated to be in an amount of at least $25 million.

The Fiscal Year 2015 Governor’s Budget anticipates a $54.0 million increase in casino revenues. This estimate does not include any potential revenue from sports betting. The State anticipates that there will be modest ($20 million) growth in “base” casino revenues in Fiscal Year 2014, reflecting a revival of activity at the areas of the Jersey Shore in the Atlantic City region and the effect of new marketing efforts for Atlantic City. The remainder of the anticipated increase reflects a substantial increase in the growth of internet gaming, as it becomes more established in the marketplace.

Recent Developments

Based upon information available to the State as of April 28, 2014, April revenues for the Sales and Use Tax, the Gross Income Tax and the Corporate Business Tax were anticipated to be approximately $600 million below budgeted expectations. Actual tax revenue collections for the first nine months for Fiscal Year 2014 for 16 major sources that were tracked on a monthly basis, excluding energy sales and corporation business taxes for utilities, were approximately $144 million (0.8%) lower than expected. Total anticipated revenues were expected to be approximately $31.8 billion for Fiscal Year 2014, which was approximately $807 million (2.5%) less for Fiscal Year 2014 than anticipated in the Governor’s Fiscal Year 2015 Budget Message.

The State has stated that it expects to take action to offset the reductions in anticipated revenues, including the identification of additional lapses and savings opportunities, as well as the exercise of the full range and scope of executive authority including, but not limited to, reserving and/or impounding budgeted appropriations. As a consequence of these actions, the State expected that the ending fund balance for Fiscal Year 2014 would remain at the level anticipated in the Governor’s Fiscal Year 2015 Budget Message.

With respect to Fiscal Year 2015, the State Treasurer was scheduled, as of April 28, 2014, to testify before the budget committees of the State Legislature on May 21 and May 22, 2014. At that time the State Treasurer was expected to provide a detailed description of the specific actions to be taken with respect to the Fiscal Year 2015 budget. The State expected that the ending fund balance for Fiscal Year 2015 would remain at the level anticipated in the Governor’s Fiscal Year 2015 Budget Message.

The foregoing discussion of anticipated resources, proposed actions and resulting anticipated ending fund balances for Fiscal Year 2014 and Fiscal Year 2015 is based upon information available to the State as of April 28, 2014, and estimates and assumptions are deemed reasonable, but are subject to revision. Because such discussion includes elements based on expectations about future events and economic performance, no assurance can be given that actual results may not differ materially from those anticipated in the discussion.

Federal Aid

Actual federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2011 through 2013, which are non-budgeted revenues, amounted to $11.20 billion, $10.67 billion and $10.80 billion respectively. Federal receipts in the General Fund and the Special Transportation Fund for Fiscal Years 2014 and 2015 were estimated to be $12.71 billion and $14.22 billion, respectively. Such federal aid receipt estimates for Fiscal Year 2015 were composed of $8.38 billion for health related family programs under Titles XIX and XXI, $46.7 million for social services block grants, $1.86 billion for other human services, $818.8 million for Title I and other education, $479.4 million for labor, $2.17 billion for transportation, and the remainder for all other federal aid programs.

The federal Disaster Relief Appropriations Act of 2013 (“Federal Relief Act”), which was signed into law on January 29, 2013, provided approximately $50.38 billion (later reduced by sequestration to $47.9 billion)

to various federal agencies to assist states impacted by Super Storm Sandy. Applying these resources, New Jersey has launched more than 50 programs and initiatives to help Sandy-impacted homeowners, renters, businesses, and communities recover and rebuild. The State has worked with federal agencies to leverage federal funding streams, including monies administered by the Federal Emergency Management Agency (including Public Assistance, Individual Assistance, and National Flood Insurance Program funds), the U.S. Department of Housing and Urban Development (“HUD”), the U.S. Army Corps of Engineers, the Federal Highway Administration, the Federal Transit Administration, the U.S. Environmental Protection Agency, the U.S. Small Business Administration, the U.S. Department of Health and Human Services, the U.S. Department of Labor, the U.S. Department of the Interior, and the U.S. Department of Defense.

Many of these funding sources require a non-federal cost-share obligation, also known as “match.” The State intends to satisfy a majority of its match obligations by applying Community Development Block Grant-Disaster Relief funds received from HUD to support existing and future projects that are being undertaken by State agencies.

Appropriations

State Appropriations—Fiscal Year 2011 through Fiscal Year 2015

The State has made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2011 through 2014 in the amounts of $204.7 million, $276.9 million, $410.6 million and $319.7 million, respectively. The Governor’s Fiscal Year 2015 Budget Message includes a recommended appropriation in the amount of $404.8 million for Fiscal Year 2015, representing principal and interest payments for general obligation bonds. This appropriation reflects the anticipated savings from utilizing available, uncommitted amounts held in general obligation bond funds, available bond premium from the sale of general obligation bonds in May 2013, normal increases in scheduled payments for existing general obligation bond debt service and planned future issuances of bonds.

The Governor’s Fiscal Year 2015 Budget Message also recommends $2.92 billion for debt service on obligations supported by State revenue subject to annual appropriation. This recommended appropriation includes scheduled payments for debt service on existing bonds and notes and planned future issuances of bonds and notes, offset by projected debt service savings resulting from anticipated refunding bond issues.

Funding for the Fiscal Year 2015 Transportation Capital Plan includes $1.06 billion in Transportation Trust Fund Authority (“TTFA”) bonds to be issued during the fiscal year. If all of such bonds are issued, for Fiscal Year 2016, the final year of the current five-year statutory authorization, the total remaining debt that could be issued would be limited to $626.8 million. The State has indicated that it is considering its options with respect to future transportation funding.

The total Fiscal Year 2015 recommended appropriation for debt service on general obligation bonds and obligations supported by State revenue subject to annual appropriation is $3.32 billion or approximately 9.6% of total State recommended appropriations for Fiscal Year 2015.

In Fiscal Year 2015, $2.25 billion is recommended for pension contributions to the defined benefit pension plans for State ($743.9 million), PreK-12 education ($1.32 billion), local government ($102.1 million), and higher education ($87.3 million) employees, whose benefits are funded by the State. The Fiscal Year 2015 payment is the largest budgeted pension contribution in State history and represents an increase of $667.4 million over the Fiscal Year 2014 expected contribution of $1.58 billion.

The Governor’s Fiscal Year 2015 Budget Message recommended appropriation for active and retired employees’ health benefits includes $21.4 million to fund the Transitional Reinsurance Program Fee and the Patient Centered Outcomes Research Institute Fee as required by the federal Patient Protection and Affordable

Care Act (“PPACA”). The Governor’s Fiscal Year 2015 Budget Message also anticipates total savings of $338 million due to an increase in employee health contributions. This amount represents an additional savings of $105.5 million compared to Fiscal Year 2014. The 2011 pension and health benefits reforms (P.L. 2011, c. 78) (“Chapter 78”) changed employee contributions from a percentage of salary (1.5%) to a percentage of medical and prescription drug premium costs, whichever is greater. The premium-based contributions are being phased-in over a four year period. In Fiscal Year 2015, the last year of the phase-in, those percentages are expected to range from 3% to 35%, based on employee salary.

The Governor’s Fiscal Year 2015 Budget Message recommends $8.59 billion in PreK-12 formula aid, an increase of $11.3 million from Fiscal Year 2014. This increase largely supports enrollment growth for School Choice Aid and Preschool Education Aid. Fiscal Year 2015 also includes two new aid categories, each recommended at $13.5 million to support enrollment changes in districts and the procurement of technology required for the new online Partnership for Assessment of Readiness for College and Careers (“PARCC”) assessments. The methodologies used to calculate aid in both Fiscal Years 2014 and 2015 are different than the statutory funding formula.

Appropriations of Federal Aid

The Governor’s Fiscal Year 2015 Budget Message anticipates additional savings from the health care expansion implemented pursuant to PPACA. Since the State already has a very extensive Medicaid program, this expansion has the benefit of 100% federal funding for certain populations, such as Family Care adults and those on General Assistance, that the State had already been funding on a 50/50 basis with the federal government prior to January 1, 2014. The State estimated that additional savings from a full year of 100% federal funding of these populations will reduce the State’s Fiscal Year 2015 Medicaid costs by $181 million after accounting for additional costs from the individual mandate and associated tax penalties that may encourage additional enrollment in the regular Medicaid program, which is expected to maintain its 50/50 State/federal cost share. However, the State also estimates that other PPACA imposed fees will increase State Medicaid costs by $60.6 million. Due to the unprecedented nature of the individual mandate, actual costs related to enrollment could be significantly higher or lower than those estimated in the Governor’s Fiscal Year 2015 Budget Message. However, early enrollment figures for populations still funded with State dollars have been lower than anticipated and have triggered downward revisions to projected costs. The State has reserved the right to file a State plan amendment to withdraw from the program expansion which expanded medical coverage.

In addition, Medicaid disallowances may be issued in federal Fiscal Year 2014 (which ends September 30, 2014) or 2015 (which ends September 30, 2015) based on a series of federal Office of the Inspector General program audits of claim documentation and cost allocation methodologies. The Department of Human Services has disputed these findings and has taken steps to minimize the final impact of these audits. Fourteen audits totaling approximately $414.6 million were in draft or final form, but due to possible revisions or appeals, the final amounts and timing of any repayments were uncertain. As of April 8, 2014, the State had reserved $68.2 million in federal revenues to offset these potential disallowances.

Also ongoing is the effort to evaluate the effects of the federal Budget Control Act of 2011. However, it is believed that most of the reductions in federal fiscal year 2014, which ends September 30, 2014, will not have a material impact on the State or any State department programs. The impact of the federal fiscal year 2015 reductions and the programs impacted cannot be determined until the federal fiscal year 2015 budget process is completed.

State Unemployment Insurance Trust Fund

In Fiscal Year 2013, the Unemployment Insurance Trust Fund (the “Trust Fund”), which provides funding for unemployment benefits in the State, received approximately $2.8 billion in contributions from employers and workers while paying out approximately $2.5 billion in regular, annual State unemployment benefits (excluding benefits paid entirely by the federal government) on a cash basis. In Fiscal Year 2014, the State expected contributions from employers and workers to approximate $3.0 billion, while regular State unemployment benefits were expected to approximate $2.5 billion. The $3.0 billion estimate of contributions assumes no increases in tax rates compared to Fiscal Year 2013. As of March 4, 2014, the State’s outstanding loan balance to the U.S. Department of Labor was $244.9 million for cash advances to provide funding for unemployment insurance benefits. The State expected to fully repay these federal loans, which occurred annually from Fiscal Year 2009 through Fiscal Year 2014, during the latter part of Fiscal Year 2014. Repayments of these advances are solely the obligation of the Trust Fund and are not obligations of the State’s General Fund.

Under State law, the State unemployment tax rate imposed on employers during a fiscal year is determined by State statutory formula based on the status of the Trust Fund in relation to total taxable wages as of March 31st of the preceding fiscal year. Because the Trust Fund is considered in deficit until the federal loans are repaid, such statutory formula provides for an increase in the employer tax rate. Legislation limited increases in employer taxes in Fiscal Years 2011 through Fiscal Year 2014 to less than that called for by such statutory formula. The federal government also imposes its own employer tax formula for states with an outstanding federal loan balance. The normal Federal Unemployment Tax Act (“FUTA”) rate is 0.6% of the first $7,000 in wages per employee, up to a maximum of $42 per employee. The FUTA rate increases if a state has an outstanding loan balance on January 1 of two consecutive years and the loan balance remains outstanding with the federal government as of November 10 of the second year. The FUTA rate paid in calendar year 2013 was 0.6% or a maximum of $42 per employee. This FUTA rate would have increased to 1.5% or up to a maximum of $105 per employee for calendar year 2013 if the State had an outstanding loan balance as of November 10, 2013. As of November 10, 2013 there were no outstanding loans for unemployment insurance benefits. However, subsequent to November 10, 2013, the State borrowed additional amounts from the U.S. Department of Labor to provide funding for unemployment insurance benefits. The Fiscal Year 2014 contributions estimate above assumed no increase in the State employer tax rate and the minimal FUTA rate of 0.6%. No change in the employee rate has occurred as of April 8, 2014.

Summary of Appropriations

Of the total Fiscal Year 2015 recommended increase in appropriations of $1.166 billion, the largest increase, $501.2 million, is reflected in State Aid. This 3.5% increase in State Aid is predominantly attributable to increases in aid to education programs, including related debt service and pensions and health benefits, and municipal aid programs, offset by reductions to income maintenance programs as costs trend downward. The 11.8% increase in Capital Construction is primarily due to increases in debt service on TTFA bonds and New Jersey Building Authority bonds. The 26.6% increase in Debt Service in Fiscal Year 2015 reflects normal increases in scheduled payments for existing general obligation bond debt service, and planned future issuances of general obligation bonds.

Programs Funded Under Recommended Appropriations in Fiscal Year 2014

Of the $34.44 billion recommended for Fiscal Year 2015 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund, $14.63 billion (42.5%) is recommended for State Aid, $10.37 billion (30.1%) is recommended for Grants-in-Aid, $7.48 billion (21.7%) is recommended for Direct State Services, $1.56 billion (4.5%) is recommended for Capital Construction and $404.8 million (1.2%) is recommended for Debt Service on State General Obligation Bonds.

State Aid

State Aid is the largest portion of Fiscal Year 2015 recommended appropriations. These consist of payments to, or on behalf of, local government entities including counties, municipalities and school districts, to assist them in carrying out their local responsibilities.

The largest State Aid recommended appropriation, in the amount of $12.89 billion, is recommended for local preschool, elementary and secondary education programs. Of this amount, $8.59 billion in formula aid for PreK-12 education, including School Choice Aid, was to be distributed. Fiscal Year 2015 also included two new aid categories, each recommended at $13.5 million to support enrollment changes in districts and the procurement of technology required for the new online PARCC assessments. The methodologies used to calculate aid in both Fiscal Year 2014 and 2015 are different than the statutory funding formula. In addition to formula aid for PreK- 12 education, $519.8 million is appropriated for debt service on School Construction Bonds issued by the New Jersey Economic Development Authority, $56.0 million is appropriated in School Building Aid to school districts, and $57.8 million is appropriated for School Construction Debt Service Aid to school districts. Also, $3.36 billion is recommended on behalf of school districts as the employers’ share of the social security and teachers’ pensions and benefits programs, including debt service on pension obligation bonds.

Recommended appropriations to the Department of Community Affairs totaled $717.9 million in State Aid for Fiscal Year 2015. Consolidated Municipal Property Tax Relief Aid is recommended in the amount of $575.9 million. These recommended appropriations also included $121.5 million for the Transitional Aid to Localities program. Under this program, aid is awarded through a competitive process and requires recipient local units to submit to additional State oversight, with the goal of reducing reliance on this aid in the future.

Recommended appropriations for the Department of Human Services totaled $476.1 million in State Aid for Fiscal Year 2015. The principal programs funded by these recommended appropriations were $338.8 million for various income maintenance programs for the economically disadvantaged and $130.2 million for patients in county psychiatric hospitals.

Recommended appropriations for the Department of the Treasury totaled $473.8 million in State Aid for Fiscal Year 2015. The principal programs funded by these recommended appropriations were aid to county colleges ($204.4 million) and the cost of property tax deductions paid to municipalities for seniors, citizens with disabilities, and veterans ($69.5 million). Also, $165.3 million was recommended on behalf of local governments to fund a portion of the employers’ share of certain police and firemen’s pensions and benefits programs, including debt service on pension obligation bonds.

Grants-in-Aid

The second largest portion of the recommended appropriations in Fiscal Year 2015 is for Grants-in-Aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of services on behalf of the State. The amount recommended in Fiscal Year 2015 for Grants-in-Aid is $10.37 billion.

$5.56 billion is recommended for programs administered by the Department of Human Services. Of that amount, $4.12 billion is for medical services provided under the Medicaid program (excluding Family Care), $663.4 million is for community programs for individuals with developmental disabilities, $373.3 million is for community programs for individuals with mental illness, $43.9 million is for health insurance for adults and children through the Family Care program, $172.0 million is for assistance programs for the economically disadvantaged and homeless, $74.6 million is for Pharmaceutical Assistance to the Aged and Disabled, $45.8 is for other programs for the aged, and $32.9 million is for addiction services.

$996.1 million is recommended for the Department of the Treasury. Included in this amount is $395.2 million for the Fiscal Year 2015 Homestead Benefit Program, which is to provide credits directly on local property tax bills for eligible homeowners. Eligible seniors and disabled homeowners earning up to $150,000 and all other eligible homeowners earning up to $75,000 are slated to receive benefits under the same formula as in Fiscal Year 2012. Also included in the recommended appropriation is $203.1 million for the Senior and Disabled Citizens’ Property Tax Freeze, which reimburses eligible senior and disabled homeowners earning up to $70,000 for increases in property taxes paid compared to their first year of program eligibility. Fiscal Year 2015 is expected to be the fourth consecutive year of the current program. The recommended appropriation for the Department of the Treasury also included $175.0 million for Business Employment Incentive Program (“BEIP”) grants and $63.8 million for energy assistance programs in the Board of Public Utilities.

$816.4 million is recommended for programs administered by the Department of Children and Families. Of that amount, $434.7 million is for child protective and permanency services, $320.0 million is for children’s system of care services, and $61.7 million is for community programs intended to prevent child abuse and neglect.

$734.8 million is recommended for State colleges and universities. Other higher education recommended appropriations are $572.2 million for various grant programs including $415.3 million for student financial assistance, $60.7 million for debt service on the Higher Education Capital Improvement Program, $48.4 million for debt service for the Dormitory Safety Trust Fund, the Equipment Leasing Fund, the Higher Education Facilities Trust Fund and the Higher Education Technology Infrastructure Fund, and $43.9 million for University Hospital. In addition, $1.02 billion is recommended for fringe benefit costs of employees of State higher education institutions.

$293.5 million is recommended for programs administered by the Department of Health. Of that amount, $131.2 million is for Health Care Systems Analysis, $86.0 million is for the Early Childhood Intervention Program, $24.9 million is for Public Health Protection Services, and $21.7 million is for AIDS services.

$104.8 million is recommended for the Department of Corrections (including the State Parole Board), consisting of $66.0 million for the purchase of community services, $36.1 million for alternative parole programs and $2.7 million for payments to county penal facilities to house State inmates.

$60.3 million is recommended for the Department of Transportation for bus and railroad subsidies.

Direct State Services

The third largest portion of the recommended appropriations in Fiscal Year 2015 is to Direct State Services, which supports the operation of State government’s departments, the Executive Office, several commissions, the State Legislature and the Judiciary. In Fiscal Year 2015, recommended appropriations for Direct State Services aggregated to $7.48 billion. Some of the major recommended appropriations for Direct State Services during Fiscal Year 2015 are described below.

$2.73 billion is recommended in the Interdepartmental Accounts for fringe benefits for active and retired State employees, including health benefits ($1.41 billion), pensions and non-contributory insurance ($790.4 million), employer taxes ($396.4 million), and a portion of the debt service on State Pension Funding bonds ($134.7 million) issued by the New Jersey Economic Development Authority. In addition, $98.7 million is recommended for Fiscal Year 2015 to fund across-the-board (“ATB”) salary increases and contractual employee increments for eligible employees. Contracts provide a 1.75% ATB for most civilian employees and ATB increases of 1% to 1.5% for most public safety employees. Ratified agreements did not provide any other salary increases in Fiscal Year 2015.

$952.6 million is recommended for the Department of Corrections (including the State Parole Board) and $537.7 million is recommended for the Department of Law and Public Safety (including the Juvenile Justice Commission). Among programs funded by these recommended appropriations are the administration of the State’s correctional facilities and parole activities, and the investigative and enforcement activities of the State Police.

$607.0 million is recommended for programs administered by the Department of Human Services. Of that amount, $467.4 million is recommended for programs for individuals with mental illness and individuals with developmental disabilities, including the operation of four psychiatric institutions ($285.3 million), and seven developmental centers ($125.5 million); $43.1 million is recommended for administration of the various income maintenance programs, including Work First New Jersey; and $36.1 million is recommended for administration of the Medicaid program.

$277.0 million is recommended for programs administered by the Department of Children and Families for various children’s services programs.

$214.1 million is recommended for the Department of Environmental Protection for the protection of air, land, water, forest, wildlife and shellfish resources and for the provision of outdoor recreational facilities.

$93.4 million is recommended for the Department of Labor and Workforce Development for the administration of programs for workers compensation, unemployment and temporary disability insurance, workforce development, health safety inspection, and the Civil Service Commission.

$45.7 million is recommended for the Department of Health for the prevention and treatment of diseases, regulation of health care facilities and the uncompensated care program.

$45.1 million is recommended for the Department of Transportation for the various programs it administers, such as the maintenance and improvement of the State highway system and winter operations.

Capital Construction

Capital Construction is funded by a combination of “pay-as-you-go” appropriations and bond proceeds. The Governor’s Fiscal Year 2015 Budget Message includes recommended appropriations of $1.56 billion for capital construction pay-as-you-go and debt service on bonds issued to fund capital construction. This amount includes $1.26 billion for transportation debt service, which is being credited to the Transportation Trust Fund Subaccounts of the General Fund. Of the remainder, $97.7 million is for payments for debt service on bonds issued for open space and preservation and is being credited to the Garden State Preservation Trust Fund Account of the General Fund, and $101.9 million is for debt service on New Jersey Building Authority bonds. Pay-as-you-go recommended appropriations include $43.4 million for hazardous substance remediation and brownfields, $31.5 million for shore protection and flood control projects, $16.0 million for capital improvements for parks, forestry and wildlife management areas and $10.0 million for Statewide life safety and emergency projects.

All recommended appropriations for such capital projects are subject to the prior review and recommendation of the New Jersey Commission on Capital Budgeting and Planning (the “Commission”). The Commission is charged with the preparation of the State’s seven-year Capital Improvement Plan. The Capital Improvement Plan is a detailed account of capital construction projects requested by State departments, agencies and institutions of higher education for the next three fiscal years and forecasts as to the requirements for capital projects for the four fiscal years following. The Capital Improvement Plan includes the Commission’s recommendations as to the priority of such capital projects and the means of funding them. The Capital Improvement Plan is also required to include a report on the State’s overall debt. This debt report includes information on the outstanding general obligation debt and debt service costs for the prior fiscal year, the current fiscal year, and the estimated amount for the subsequent five fiscal years. The report also provides similar information on capital leases and installment obligations. P.L. 2009, c. 304, enacted in January 2010, requires that the debt report also include data on other State liabilities as reported in the Comprehensive Annual Financial Report, as well as the unfunded actuarial accrued liability for pension plans and the actuarial accrued liability for other post-employment medical benefits.

For Fiscal Year 2015, requests for Capital Construction funding were substantially greater than the amount recommended by the Commission. The recommended appropriations for Capital Construction contained in the Governor’s Fiscal Year 2015 Budget Message are largely based on the recommendations of the

Commission. There can be no assurance that the amounts appropriated are sufficient to maintain or improve the State’s capital facilities and infrastructure assets, or that such capital funding requests will not be substantially greater in future years.

LITIGATION

The following are cases pending or threatened, as of April 8, 2014, in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection. This lawsuit was filed in Superior Court, Law Division, Hunterdon County on May 27, 2008 by FiberMark North America, Inc. (“FiberMark”) as owner of the Warren Glen waste water treatment facility (“Warren Glen”) in Hunterdon County against the New Jersey Department of Environmental Protection (“NJDEP”). FiberMark’s complaint asserts claims against NJDEP under the New Jersey Eminent Domain Act, N.J.S.A. 20:3-1 et seq., Article 1, Paragraph 20 of the State Constitution and the 5th and 14th Amendments of the United States Constitution, and for trespass, private nuisance, negligence and dangerous condition under the New Jersey Tort Claims Act, N.J.S.A. 59:1-1 et seq. Specifically, FiberMark alleges that NJDEP is responsible for unpermitted discharges of landfill pollutants into FiberMark’s waste water treatment lagoon #1 at Warren Glen from a neighboring landfill. FiberMark also claims that it has suffered damages due to incurred maintenance costs for Warren Glen, taxes, utility fees, license fees and operating fees and costs associated with Warren Glen, costs to operate the wastewater treatment system for Warren Glen, costs associated with delay in the clean-up of Warren Glen under the Industrial Site Recovery Act statutes, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen.

FiberMark claims it is the successor to a 1991 landfill agreement (“1991 Agreement”), by which FiberMark was obligated to receive and treat leachate from the neighboring landfill in FiberMark’s waste water treatment lagoons before discharge into the Musconetcong River. FiberMark claims that as part of a voluntary Chapter 11 bankruptcy petition for reorganization filed in the State of Vermont, the bankruptcy court granted FiberMark’s motion to reject the 1991 Agreement on June 23, 2005. FiberMark claims it has had no responsibility to treat the leachate from the neighboring landfill since that date and has suffered damages from NJDEP’s alleged illegal discharges of leachate onto Warren Glen, and that NJDEP forced FiberMark to continue treating leachate discharged from the neighboring landfill from March 2006 through September 13, 2007. In April 2007, NJDEP successfully rerouted the leachate so that it no longer runs onto Warren Glen and is permanently enjoined, on a prospective basis, from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment entered into by the parties on September 12, 2007 in a related case, FiberMark North America Inc. v. Jackson, previously filed in the United States District Court. The State filed its answer to FiberMark’s complaint filed in State court on June 23, 2008. The trial on this matter began on May 4, 2009. At the conclusion of FiberMark’s presentation of its case on May 7, 2009, NJDEP moved to dismiss the matter, which the court granted. On May 26, 2009, FiberMark filed several motions with the court. FiberMark also filed a notice of appeal with the Appellate Division. On July 6, 2009, FiberMark filed a motion with the Appellate Division requesting the Appellate Division compel the court to decide the motions previously filed with the court. By order dated September 18, 2009, the Appellate Division temporarily remanded the matter for 30 days to the court, for the trial judge to rule on the post-judgment motions previously filed with the court. On October 23, 2009, the court issued a decision from the bench denying FiberMark’s motions. On October 28, 2009, the trial judge issued a written Supplemental Memorandum of Decision on Motion. This matter was returned to the Appellate Division. Oral argument was held on May 3, 2011. On August 5, 2011, the Appellate Division issued a decision affirming the trial court’s decision in part, reversing in part and remanding for further proceedings.

The Appellate Division affirmed the trial court’s dismissal of FiberMark’s continuing trespass, continuing dangerous condition, and inverse condemnation claims. In addition, the panel affirmed the trial court’s denial of FiberMark’s motion to amend its pleadings. The Appellate Division agreed with the trial court’s conclusion that FiberMark should not be permitted to seek damages based on allegations that FiberMark sold Warren Glen for a reduced amount after an option for the sale of the property fell through on account of the leachate.

However, the Appellate Division reversed the trial court’s dismissal of the nuisance claim and remanded this claim to the trial court. Specifically, the Appellate Division concluded that the issue of whether NJDEP’s actions to stop the leachate flow were reasonable could not be resolved against FiberMark in the context of a motion to dismiss. The Appellate Division also held that FiberMark should be permitted to seek reimbursement for the costs it incurred in continuing to operate the leachate treatment lagoons after it stopped operating the paper mill.

FiberMark filed a notice of petition for certification with the Supreme Court on August 24, 2011 and, on September 19, 2011, the Supreme Court notified the parties that the FiberMark notice of petition for certification was filed out of time. The trial court has declined to stay the proceedings on remand, and NJDEP filed a motion for summary judgment on the nuisance claims remanded to the trial court on October 5, 2011. On February 15, 2012, a jury trial commenced in this matter. In February 2012, the jury returned a verdict in favor of NJDEP, finding that NJDEP did not commit a nuisance. On March 7, 2012, FiberMark filed a motion seeking a new trial. The trial court denied FiberMark’s motion for a new trial on April 27, 2012. On June 18, 2012, FiberMark filed a notice of appeal. Briefing of this matter is completed. Oral argument before the Appellate Division occurred on January 14, 2014. The State has indicated that it is vigorously defending this matter.

New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al. In December 2005, the New Jersey Department of Environmental Protection (“NJDEP”), the Commissioner of NJDEP, and the Administrator of the New Jersey Spill Compensation Fund (collectively, “Plaintiffs”) filed suit in the Superior Court, Law Division, Essex County against Occidental Chemical Corporation (“Occidental”), Maxus Energy Corporation (“Maxus”), Tierra Solutions, Inc. (“Tierra”), Repsol YPF, S.A. (“Repsol”), YPF, S.A. (“YPF”), YPF Holdings, Inc. and CLH Holdings, Inc. seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation, a predecessor of defendant Occidental. In November 2008, Maxus and Tierra filed counterclaims against the Plaintiffs seeking, among other things, (a) contribution under the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 to -23.24 (the “Spill Act”), for an equitable share of any Passaic River cleanup and removal costs and damages for which Maxus and Tierra may be found liable, (b) claims under the State Environmental Rights Act, N.J.S.A. 2A:35A-l to 35A-14, and an injunction against the issuance of permits issued in violation of N.J.S.A. 58:14-7 and -8, (c) the abatement of discharges of untreated or inadequately treated wastewater in the Newark Bay Complex; the abatement of pollution sources from outside the Newark Bay Complex; and an order removing NJDEP as trustee for natural resources within the Newark Bay Complex, (d) a judgment finding NJDEP liable for aiding and abetting discharges of polluting matter into the Passaic River, and an injunction prohibiting NJDEP from permitting or condoning the further discharge of polluting matter into the Passaic River or its tributaries, (e) the reduction or extinction of any judgment rendered against Maxus and Tierra under the doctrine of recoupment, (f) a judgment that NJDEP is liable for public nuisance in the event that all or part of the Newark Bay Complex is determined to be a public nuisance, (g) an order imposing on the Plaintiffs an equitable share of any relief the court might order on the Plaintiffs’ public nuisance claims, (h) an order setting off the Plaintiffs’ share of liability for discharges of hazardous substances into the Newark Bay Complex and an order setting off any benefits that the Plaintiffs have received from activities that contaminated the Newark Bay Complex against any liability that Maxus and Tierra may have and (i) contribution for a proportionate share of cleanup and removal costs, damages or other losses for which Maxus and Tierra may be held liable or that they have incurred or may incur for the Newark Bay Complex. In February 2009, Maxus and Tierra filed third party complaints against the State, the State Department of Agriculture (“NJDA”), New Jersey Transit and the Department of Transportation (“NJDOT”), among others, seeking contribution from each of these third party defendants. With respect to NJDOT, Maxus and Tierra allege that hazardous substances were discharged into the Newark Bay Complex from the Kearny Oil Lake Site while NJDOT owned and operated that site and that NJDOT is a discharger under the Spill Act. With respect to the NJDA, Maxus and Tierra allege that mosquito spraying conducted by the NJDA in the vicinity of the Passaic River or its tributaries contributed to the contamination in the Passaic River. NJDOT and NJDA joined in separate motions to dismiss portions of the third party complaint filed by Maxus and Tierra. In December 2010, the Special Master assigned to this matter recommended the dismissal of certain of Maxus and Tierra’s counterclaims against Plaintiffs and cross claims against the State, as a third-party defendant. Specifically, the Special Master recommended dismissal of Maxus and Tierra’s claims: (l) against NJDEP and the State involving their regulatory roles, including those for failure to enforce the law; (2) involving the State’s ownership of submerged lands; (3) alleging that NJDEP and/or the State improperly issued certain permits; (4) against NJDEP involving spraying of DDT; (5) against NJDEP and the State involving the Kearny Oil Lake site; and (6) against NJDEP and the State alleging violation of the Public Trust Doctrine. Maxus and Tierra appealed the Special Master’s recommendation to the court. On March 8, 2011, the court adopted the Special Master’s recommendations and dismissed certain of Maxus and Tierra’s claims against NJDEP and all of the claims against the State, as third party defendant. The dismissal of these claims against the State, as third party defendant, and against NJDEP were embodied in an order dated May 11, 2011.

On July 19, 2011, the court ruled that Occidental, as the successor to Diamond Shamrock Chemicals Company (“Diamond Shamrock”), is strictly, jointly and severally liable under the Spill Act for all cleanup and removal costs associated with the hazardous substances discharged by Diamond Shamrock from the Lister Avenue Site into the Passaic River between 1951 and 1969. A similar judgment was rendered under the Spill Act against Tierra on August 24, 2011, on the basis that Tierra, the current owner of Diamond Shamrock’s Lister Avenue Site, knowingly took title to the contaminated Lister Avenue Site. The court also granted Occidental’s motion for partial summary judgment against Tierra, finding that Tierra was liable to Occidental in contribution on the same basis. On that same date, Occidental also obtained a judgment against Maxus on a claim for indemnity under a 1986 Stock Purchase Agreement, whereby Occidental purchased all of the stock of Diamond Shamrock from Maxus. The court found that Maxus was liable to Occidental in perpetuity for any cleanup and removal costs paid by Occidental as the successor to Diamond Shamrock. On May 21, 2012, the court granted the State’s motion for partial summary judgment against Maxus on liability, finding Maxus, as the alter ego of Tierra, strictly liable, jointly and severally under the Spill Act for all cleanup and removal costs associated with the hazardous substances discharged at and from the Lister Avenue site. The judgment against Maxus concluded the liability phase of the action. As of April 8, 2014, the damages phase of this litigation had been stayed until further order of the court.

Both the Plaintiffs and Occidental have alleged that Repsol and YPF committed a fraud upon both parties by systematically stripping assets from Maxus and leaving it unable to satisfy any Passaic River cleanup liabilities that may be imposed on Maxus.

On January 22, 2013, attorneys for the Plaintiffs and several hundred Third-Party Defendants (including NJDOT and NJDA) informed the court that they had reached preliminary agreement on a proposed Consent Judgment to settle certain claims. On March 23, 2013, the State informed the court that a super-majority of the Third-Party Defendants had approved the Consent Judgment. The Consent Judgment was posted on the NJDEP’s website on March 27, 2013. Notice of the Consent Judgment was published in the New Jersey Register on May 6, 2013 for a 60-day comment period, which expired on July 5, 2013. NJDEP received one comment. On October 28, 2013 the Consent Judgment was submitted to the court for approval and was approved on December 12, 2013.

On April 15, 2013, attorneys for the Plaintiffs and defendants Maxus; Maxus International Energy Company; Repsol; YPF; YPF Holdings, Inc.; YPF International S.A., and CLH Holdings, Inc. (collectively, the “Settling Defendants”) informed the court that they had agreed on a confidential term sheet setting forth a framework to resolve the claims between them and also informed the court that they had reached a preliminary agreement on a proposed settlement agreement. On June 7, 2013, the Plaintiffs reported to the court that the Settling Defendants had approved the settlement agreement. The settlement agreement was posted on the NJDEP’s website on June 7, 2013. Notice of the settlement agreement was published in the July 1, 2013 New Jersey Register for a 30-day comment period. NJDEP received several comments to which NJDEP responded. On October 28, 2013 the settlement agreement was submitted to the court for approval and was approved on December 12, 2013.

Defendant Occidental Chemical Corporation is not participating in the Settlement Agreement with the Settling Defendants, and filed a notice of appeal on January 24, 2014 with the Appellate Division. On March 26, 2014, the Appellate Division granted the State’s motion for summary disposition and affirmed the Settlement Agreement. Occidental currently is the only original defendant remaining in the case, and certain State claims against Occidental continue to be litigated. Occidental’s fraudulent conveyance claims against Repsol, S.A. and YPF, S.A. would also continue to be litigated. The trial dates for both sets of claims will be set by order of the court at some point after April 23, 2014. The State has indicated that it intends to vigorously defend this matter.

Powell v. State. In September 2011 seven State and local employees filed suit in Superior Court, Law Division, Mercer County, subsequently transferred to Burlington County, against the State, various Executive Branch officials, and the State Legislature challenging various provisions of Chapter 78 that concern health benefits on various State constitutional law grounds, including Article I, Section 19 (Right to Organize Clause) Article IV, Section 7, Para. 9 (Special Legislation Clause), Article IV, Section 6, Para. 1 (Taxation Clause), Article VIII, Section l, Para. 7 (Bill Origination Clause) and Article VI, Section 6, Para. 6 (Diminution Clause of Judicial Compensation Clause). On October 20, 2011 and November 16, 2011, respectively, the State Legislative Branch Defendants and the State Executive Branch Defendants filed motions to dismiss for failure to state a claim upon which relief may be granted. The court bifurcated the State Legislative Branch Defendants’ motion to dismiss from the State Executive Branch Defendants’ motion to dismiss. The court granted the State Legislative Branch Defendants’ motion to dismiss on August 24, 2012. Oral argument on the State Executive Branch Defendants’ motion to dismiss was scheduled for September 28, 2012. However, on September 27, 2012, Judge Baldwin adjourned on his own initiative, the oral argument on the State Executive Defendants’ motion to dismiss. Judge Baldwin also adjourned on his own initiative the hearing on the State Executive Defendants’ motion to dismiss. On March 8, 2013, the court granted the State Executive Defendants’ motion to dismiss. The State employees did not appeal. However, three municipal firefighters appealed. All appellate briefs have been filed and oral argument has not yet been scheduled. The State has indicated that it intends to vigorously defend this matter.

Berg v. Christie. On December 2, 2011, a number of retired Deputy Attorneys General and retired Assistant Attorneys General filed a lawsuit in Superior Court, Law Division, Mercer County against various State officials challenging the constitutionality of Section 25 of Chapter 78, which temporarily suspends the payment of pension adjustments to retired public employees. The plaintiffs allege violation of multiple provisions of both the State and federal constitutions and seek monetary damages, injunctive relief, and a declaratory judgment. On February 2, 2012, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted. Plaintiffs’ opposition brief and cross-motion for summary judgment was filed on March 16, 2012. On April 16, 2012, the New Jersey Education Association and other labor organizations (collectively, the “NJEA”) filed a motion to intervene or, in the alternative, to be permitted to submit an amicus brief. On April 20, 2012, the Plaintiffs and the State submitted letters opposing NJEA’s motion to participate as an intervenor or amicus. In April 2012, the court granted NJEA’s motion to intervene permissively. On June 7, 2012, the court entered an Order granting the State’s motion to dismiss, denying Plaintiffs’ cross-motion for summary judgment, and dismissing Plaintiffs’ Complaint. On June 20, 2012, the court issued an amended Order that 1) converted the State’s motion to dismiss into a motion for summary judgment, 2) granted the State’s motion for summary judgment, 3) denied the Plaintiffs’ cross-motion for summary judgment, 4) dismissed the Plaintiffs’ Complaint, 5) dismissed NJEA’s Complaint-in-Intervention, and 6) vacated its June 7, 2012 Order. Plaintiffs filed an appeal on August 1, 2012. The NJEA, as Plaintiff-Intervenors, filed a notice of appeal and a motion to consolidate their appeal with the appeal that the Berg Plaintiffs have filed. On October 4, 2012, the Appellate Division consolidated Berg v. Christie and the appeal of the NJEA Plaintiff-Intervenors which challenged the provision of Chapter 78 that temporarily suspends future COLA payments. The Appellants have submitted their initial merits brief. The State’s opposition brief was filed on June 24, 2013. Oral argument was held on January 28, 2014. The court requested supplemental briefing from the parties, which was filed in February 2014. The State has indicated that it intends to vigorously defend this matter.

New Jersey Education Association, et al. v. State of New Jersey, et al. Plaintiffs, active and retired members of PERS, PFRS, and TPAF, challenged the constitutionality of Chapter 78, claiming the suspension of cost of living adjustments, increased pension contributions, delegation of authority to pension committees, and increased contributions for medical benefits in retirement violated the State and federal constitutions. Additionally, the plaintiffs challenged Chapter 78 on constitutional grounds, including impairment of contract, substantive and procedural due process, takings, and promissory estoppel. Plaintiffs are seeking declaratory and injunctive relief. On April 12, 2012, Plaintiffs filed a complaint in the Law Division, Mercer County. The State’s responsive pleading was filed on May 17, 2012. The parties agreed to hold the new State case in abeyance pending the Law Division’s decision in Berg v. Christie (see above). The Court ordered the parties to submit letters regarding whether the case should continue to be held in abeyance pending resolution of all appeals in Berg v. Christie. The State’s submission was made on July 9, 2012; NJEA’s submission was made on July 27, 2012. In August 2012, Plaintiffs filed an amended complaint dismissing their claims regarding the temporary suspension of pension adjustments. On October 5, 2012, the State filed a motion to dismiss the complaint that the NJEA filed in the Law Division challenging the increased pension and health care contributions mandated by Chapter 78. Oral argument on the State’s motion to dismiss was held on February 21, 2013. On June 13, 2013, the Court granted the State’s motion to dismiss. The Plaintiffs did not appeal and the time for appeal has lapsed.

Oracle International Corporation v. Director, Division of Taxation. On or about March 25, 2009, Oracle International Corporation (“Oracle”) filed a complaint contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) December 17, 2008, Notice of Assessment Relating to Final Audit Determination, imposing Corporation Business Tax for the audit period June 1, 200l, through May 31, 2007. Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds, including that Oracle does not have nexus to the State and that the State’s throw out rule under N.J. S.A. 54:10A-6(b) is facially invalid and unconstitutional as applied under the State and federal constitutions. As of April 8, 2014, discovery was ongoing. The State has indicated that it intends to vigorously defend this matter.

Pfizer Inc. et al. v. Director, Division of Taxation. Two taxpayers, Pfizer Inc. (“Pfizer”) and Whirlpool Properties, Inc. (“Whirlpool”), challenge the New Jersey Tax Court’s affirmance of the facial constitutionality of the Corporation Business Tax (“CBT”) “Throw-Out Rule,” which affects the amount of taxable income taxpayers “allocate” to the State through 2010. In pursuit of their facial challenges, the taxpayers asserted that the Throw-Out Rule (which requires the exclusion of certain receipts from the CBT “allocation formula”) violates the Due Process and Commerce Clauses of the United States Constitution as well as various equitable principles. Two amici curiae further claimed that the Throw-Out Rule violates the Supremacy Clause of the United States Constitution. On May 29, 2008, the Tax Court granted the Division’s cross-motion to sustain the facial constitutionality of the Throw-Out Rule. The Tax Court found that, on its face, this rule did not violate any of the constitutional provisions raised. Taxpayers’ “as-applied” challenges remain. The taxpayers sought interlocutory review in the Appellate Division, which was denied. In August 2008, Pfizer and Whirlpool sought leave for interlocutory review in the New Jersey Supreme Court. The New Jersey Supreme Court granted interlocutory review, but concurrently remanded to the Appellate Division for review on the merits. All parties briefed the facial constitutionality issue and the Appellate Division heard oral argument on November 16, 2009. On July 12, 2010, the Appellate Division affirmed the Tax Court’s decision on the facial constitutionality of the Throw-Out Rule. On October 21, 2010, the Supreme Court granted the taxpayers’ motion for leave to appeal. On May 3, 2011, Pfizer and the Division settled their dispute concerning the facial constitutionality of the Throw-Out Rule. On May 4, 2011, the Whirlpool matter was argued before the Supreme Court. By a unanimous opinion dated July 28, 2011, the New Jersey Supreme Court affirmed, with modification, the facial constitutionality of the Throw-Out Rule. As of April 8, 2014, Whirlpool’s “as applied” constitutional challenge remained for adjudication by the Tax Court of New Jersey. Discovery in this matter is ongoing with respect to Whirlpool’s “as applied” constitutional challenge. Whirlpool filed a motion for partial summary judgment on March 30, 2012. The State filed a cross-motion on May 20, 2013, and Whirlpool filed a cross-reply motion on June 28, 2013. Each party filed supplemental briefs in September 2013. The Tax Court denied all motions and the parties proceeded to discovery. The State has indicated that it intends to vigorously defend this matter.

Banc of America Consumer Card Holdings Corporation v. Director, Division of Taxation. On or about August 5, 2011, Banc of America Consumer Card Holdings Corporation (“BOA”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s May 9, 2011 denial of a CBT refund for tax periods January 1, 2006 through December 31, 2008. BOA does not challenge the State’s jurisdiction to impose CBT. BOA alleges that its income from intangibles should be sourced to BOA’s alleged commercial domicile outside of the State. The State filed an answer to the complaint on October 4, 2011, and an amended answer on March 6, 2012. As of April 8, 2014, the case had proceeded to discovery. The State has indicated that it intends to vigorously defend this matter.

New Cingular Wireless, PCS, LLC v. Director, Division of Taxation. On or about August 4, 2012, New Cingular Wireless, PCS, LLC (“New Cingular”) filed a complaint in the Tax Court, contesting the Division’s October 5, 2011 denial of a Sales and Use Tax refund claim on behalf of its customers for tax periods November 1, 2005 through September 30, 2010. The Division denied New Cingular’s claim for refund on the grounds that a portion of its claim is barred by the statute of limitations and that New Cingular had not demonstrated that it refunded the applicable Sales and Use Tax to its customers before filing its claim with the Division, as required by statute. Furthermore, the State does not permit a refund claim on behalf of a class. The State filed its answer on March 5, 2012. The court gave a preliminary ruling in favor of New Cingular from the bench. In an opinion dated February 21, 2014, the Tax Court ruled that New Cingular could claim a refund. The court remanded the matter to the Division for review of New Cingular’s substantive claim within sixty (60) days. The State has indicated that it intends to vigorously defend this matter.

DeVry Educational Development Corporation v. Director, Division of Taxation. In February 2012, DeVry Educational Development Corporation (“DeVry”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s November 22, 2011, Final Determination. The Division concluded that DeVry is subject to CBT commencing July 1, 2002 and is required to file returns. DeVry alleges that it is not subject to tax, and alternatively if it is subject, that the repealed Throw-Out Rule is unconstitutional, on its face and as applied. The Division filed an Answer to the Complaint on June 6, 2012. Discovery was ongoing as of April 8, 2014. The State has indicated that it intends to vigorously defend this matter.

Frank Greek and Son, Inc. v. Verizon New Jersey, Inc. et al. Plaintiff Frank Greek and Son, Inc. (the “Plaintiff’’), filed a nominal class action lawsuit against Verizon, alleging that: (1) Verizon overcharged customers by charging “custopak” customers for the New Jersey enhanced 9-1-1 fee (“E911 Fee”) on six telephone lines even if those customers actually contracted for less than six lines; and (2) Verizon overcharged customers generally for various other fees and services and therefore violated the New Jersey Consumer Fraud Act. Verizon denies that it improperly charged the E911 Fee and other charges, and it filed a third-party complaint against the Division. Verizon claims that all E911 Fees it collected were remitted to the Division and that Division should refund allegedly overpaid E911 Fees of approximately $30 million to a third-party class action trust fund administrator. The Division objects to this approach because the E911 Fee statute (N.J.S.A. 52:17C-18(c)), incorporates the State Uniform Tax Procedure Law (N.J.S.A. 54:48-1 et seq.) which expressly prohibits refund claims on behalf of a class. The State has indicated that it intends to vigorously defend this matter.

James Liik, et al v. New Jersey Department of Corrections and Civil Service Commission. This matter was filed in the Mercer County, New Jersey Superior Court, Law Division in November 2009 (the “2009 Case”). The Liik plaintiffs, five senior corrections officers and the New Jersey Policemen Benevolent Associations Local 105, filed a complaint on their own behalf and all similarly situated individuals, demanding lost wages and benefits they allegedly would have received but for their improper designation as non-employee trainees under a 1998 pilot program that established correction officer recruit trainee as a new job classification. Recruit trainees under the program were considered students, rather than regular employees, and they were paid a weekly stipend while in training, rather than the salary of a corrections officer recruit. The complaint alleged a violation of constitutional due process principles, a violation of state statutory civil rights protections, a breach of a statutory and regulatory contract, a breach of a quasi-contract, a breach of an implied in fact contract and that the 1998 pilot program unjustly enriched the State because of the failure of the State to pay wages and benefits of a regular employee to recruit trainees. The complaint also demands punitive damages, as well as attorney fees and costs.

This action was filed shortly after the Appellate Division’s decision in James Liik, et al. v. New Jersey Department of Personnel and New Jersey Department of Corrections. The prior complaint asserted that the defendants acted outside their authority by designating plaintiffs and paying them as recruit trainees allegedly in violation of provisions of the Civil Service Act, the Administrative Procedure Act and the federal Fair Labor Standards Act. In July 2009 (the “2009 Case”), the Appellate Division ruled that the 1998 pilot program was statutorily authorized for one year and that the program could not continue beyond one year without rulemaking. Accordingly, the court held that the program was void after one year because it had not been continued by regulation. No damages were awarded in the prior action. The prior action has been concluded and is not subject to appeal.

The State defendants filed motions to dismiss the complaint in the 2009 Case and the Liik plaintiffs filed a cross-motion for summary judgment. The trial court dismissed all causes of action, except for the implied in fact contract claim and judgment in favor of the plaintiffs was entered on this claim. In addition, the trial court granted a motion by the Liik plaintiffs to certify the lawsuit as a class action consisting of all recruit trainees during the years 1999 to 2009. The Liik case has settled between the class plaintiffs and the State defendants, and the trial court issued an order approving the class settlement on May 14, 2013. The settlement calls for the State to pay a total of $5,985,000, with $4,930,000 to be distributed to class members and $1,055,000 to be used to pay attorney’s fees and costs and the expenses of administering the settlement. As of April 8, 2014, there had been no further appeals or other challenges to the settlement order.

In re Failure of Council on Affordable Housing to Adopt Trust Fund Commitment Regulations. On July 2, 2012, Fair Share Housing Center (“FSHC”) sought and received permission to file an emergent motion with the Superior Court, Appellate Division to obtain an immediate preliminary injunction, and subsequently upon briefing and argument, a permanent injunction against the Council on Affordable Housing (“COAH”) from requiring municipalities to transfer balances in their municipal affordable housing trust funds uncommitted within four years from the date of collection to the “New Jersey Affordable Housing Trust Fund” (the “AH Trust Fund”), established pursuant to section 20 of P.L. 1985, c. 222 (C.52:27D-320), as amended by P.L. 2008, c. 46, (C.52:27D-329.1 et al.), until COAH adopts regulations that define what constitutes a “commitment” by the municipality to spend such monies. Pursuant to the Fiscal Year 2013 Appropriations Act, an amount not to exceed $200 million of monies received in the AH Trust Fund shall be deposited in the State General Fund as State revenue as of April 8, 2014. Amounts appropriated in the Fiscal Year 2013 Appropriations Act for the provision of programs for affordable housing for households and individuals with low and moderate incomes shall be credited against such funds deposited into the State General Fund from the AH Trust Fund, as of April 8, 2014. Oral argument in this matter was held on July 13, 2012. The Appellate Division denied the request for restraint. While denying injunctive relief, the Appellate Division noted that it expected the State to provide affected municipalities with adequate notice and an opportunity to contest a transfer of municipal affordable housing trust funds. On August 10, 2012, in a separate, distinct matter, in response to FSHC’s motion to enforce litigant’s rights, the Appellate Division issued an order enjoining the transfer or request for transfer of uncommitted municipal affordable housing trust funds until COAH meets and authorizes the transfer or request for transfer of such funds. On September 6, 2012, FSHC served a motion for summary disposition, or in the alternative, preliminary injunction. In response, the State filed a cross-motion for summary judgment. The Appellate Division denied both motions by order dated October 24, 2012. Subsequently, the Appellate Division granted motions by the League of Municipalities and several towns to intervene. On May 1, 2013, the COAH adopted a resolution authorizing COAH staff to send out updated letters requiring municipalities to submit by May 22, 2013 their reasons as to why they disagreed with the COAH staff’s determination of how much of the municipalities affordable housing trust fund is uncommitted. COAH also approved the Appellate Division’s definition of “uncommitted”. The total amount of “uncommitted” in the updated letters sent out by COAH is approximately $165 million. On May 10, 2013, FHSC filed an emergent application for a stay of the implementation of COAH’s May 1, 2013 resolution. On May 13, 2013, the Appellate Division issued an order granting FSHC’s emergent application for a stay and set forth a briefing schedule. On May 20, 2013, the State sought interlocutory relief from the Supreme Court from the Appellate Division’s May 13, 2013 order. On May 28, 2013, the New Jersey Supreme Court partially vacated the stay, permitting COAH to gather and evaluate municipalities’ submissions. On June 7, 2013, the Appellate Division vacated the remainder of the stay entered on May 13, 2013, subject to the following conditions: (1) the letters sent by COAH dated May 1, 2013 to the municipalities are vacated: (2) municipalities affected by COAH’s letter have 30 days to respond to COAH; (3) COAH shall provide 15 days notice of its board meeting to the municipalities prior to allowing the seizure of any funds; (4) any affected municipality may then appeal COAH’s action to seize any funds, to the Appellate Division. On June 28, 2013 COAH sent out updated letters consistent with the Appellate Division’s order. As of April 8, 2014, COAH was analyzing responses received from the affected municipalities. The State has indicated that it intends to vigorously defend this matter.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, on December 8, 1992, after the NJDEP denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that NJDEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acres previously developed, and that NJDEP could not approve development of the 80 remaining acres without first adopting rules. Since NJDEP had not adopted rules, the trial court held that NJDEP’s development offer of 64 homes on the 80 acres was ineffective and NJDEP was liable for a taking of the property. The State filed an appeal of the trial court’s decision and East Cape May Associates filed a cross-appeal. Oral argument was held on May 14, 2001. On July 25, 2001, the Appellate Division affirmed the trial court’s decision, and found that before NJDEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. East Cape May Associates petitioned the New Jersey Supreme Court for certification of this decision, which was denied. Upon remand from the Appellate Division, NJDEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002. On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers. The relevant federal agencies have expressed opposition to the proposed settlement. On May 25, 2012, East Cape May Associates served notice asserting its rights to terminate the settlement, demanding that within 60 days NJDEP initiate the reconsideration process. The NJDEP has initiated the reconsideration process pursuant to the regulations. The State has indicated that it intends to vigorously defend this matter.

In Re Challenge of’ Contract Award Solicitation #13-X-22694. On April 12, 2013, the Division of Purchase and Property in the Department of the Treasury (“DPP”) issued a Notice of Intent to award the Lottery Growth Management Services Contract to Northstar NJ, a joint venture between GTech Corporation, Scientific Games International, Inc. and OMERS Administration Corporation. On April 17, 2013, Communication Workers of America (“CWA”) filed a protest of the notice of intent to award the contract. The Director of DPP denied the protest and proceeded to award the contract. CWA filed an appeal on June 4, 2013 and sought an emergent stay of the contract closing alleging that the State did not have the authority to contract with a vendor for the Lottery Growth Management Services. After being fully briefed by the parties, on June 11, 2013, the Appellate Division denied CWA’s application for stay, accelerated the appeal, and allowed the State to proceed with the award of the contract. At contract close on June 20, 2013, Northstar NJ paid the State of New Jersey, Division of Lottery $120,000,000 as an accelerated guarantee payment (“AGP”) and began a formal transition period prior to beginning to provide the contracted services. On October 1, 2013, Northstar NJ began providing the contracted services for the 15 year and 9 month contract term. CWA’s appeal remains pending in the Appellate Division, is fully briefed and awaits either oral argument or decision. Oral argument before the Appellate Division occurred on March 24, 2014. If this case is decided adversely to the State, the State could be required to return all or a portion of the AGP. The State has indicated that it intends to vigorously defend this matter.

Escobar v. DYFS et al. On July 17, 2009, Plaintiff’s child was allegedly shaken by his biological father. As a result, the child is severely disabled and requires life care by professionals. The biological father is currently incarcerated for aggravated assault. The Division of Youth and Family Services (“DYFS”) (now known as the Division of Child Protection and Permanency in the Department of Children and Families) allegedly had knowledge that the biological father had a history of drug use, domestic violence, mental health disorders and other issues. DYFS also was allegedly aware that the child showed prior evidence of abuse. Plaintiff alleges that DYFS failed to adequately investigate the reports of alleged abuse. After the completion of the trial, the jury awarded the Plaintiff $166 million, of which approximately $57 million was for pain and suffering, approximately $4 million was for the child’s past medical needs and $105 million is to cover the child’s future medical needs. The State filed a motion for a new trial and, in the alternative, for remitter on the awards for pain and suffering and the child’s future medical needs. Oral argument on the motion was held on January 17, 2014. On March 19, 2014, the court ruled on the motion for remitter, reducing the award against the State to $102,630,618 by reducing the amount allocated for future medical needs from $105,000,000 to $75,868,321 based on the assumption of the child’s life expectancy of 79 years and by allocating 25% liability to the biological father. On April 1, 2014, the court entered a final order judgment in the case. As of April 8, 2014, the time to appeal had not expired. The State has indicated that it intends to vigorously defend this matter.

Medicaid, Tort, Contract, Workers’ Compensation and Other Claims. As of April 8, 2014, the Office of the Inspector General of the U.S. Department of Health & Human Services (“OIG”) had conducted various audits of Medicaid claims for different programs administered by the New Jersey Department of Human Services (“NJDHS”). The OIG audits, which had primarily focused on claim documentation and cost allocation methodologies, recommended that certain claims submitted by NJDHS be disallowed. OIG submitted its recommendations on disallowances to the Centers for Medicare and Medicaid Services (“CMS”) which may, in whole or in part, accept or disagree with the OIG’s recommendations. If the OIG’s recommendations are not challenged by the State or are upheld by CMS, NJDHS will be required to refund the amount of any disallowances. However, NJDHS was disputing OIG’s audit findings. As of April 8, 2014, in addition, the State had reserved certain revenues that would mitigate, but not completely offset, the State’s exposure assuming CMS upholds the OIG’s recommended claim disallowances. Given that the State was disputing and appealing the OIG audit findings, it could not estimate any final refund amounts or the timing of any refund payments that may be due to CMS. These current audits and any future audits of Medicaid claims submitted by NJDHS may result in claim disallowances which may be significant. As of April 8, 2014, the State was unable to estimate its exposure for these claim disallowances.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State has indicated that it is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State has indicated that it is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims by employees against the State and State agencies seeking recovery for workers’ compensation claims that are primarily paid out of the fund created pursuant to the New Jersey Workers’ Compensation Law (N.J.S.A. 35:15-1 et seq.). Claimants in such matters are seeking recovery for personal injuries suffered by a claimant by accident arising out of and in the course of the claimant’s employment due to the employer’s negligence. The State has indicated that it is unable to estimate its exposure for these claims.

Prior to July 1, 2013, there were various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey (“UMDNJ”) and its employees, seeking recovery of monetary damages that were primarily paid out of the UMDNJ Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). An independent study estimated an aggregate potential exposure of $148,897,000 for tort and medical malpractice claims for UMDNJ pending as of December 31, 2012. As a result of the enactment of the New Jersey Medical and Health Sciences Education Restructuring Act, P.L. 2012, c. 45 (the “Restructuring Act”), all of UMDNJ has been transferred to Rutgers, The State University (“Rutgers”), with the exception of the School of Osteopathic Medicine which has been transferred to Rowan University (“Rowan”), and University Hospital in Newark, New Jersey now exists as a separate instrumentality of the State. All claims and liabilities of UMDNJ associated with the transferred facilities have been transferred to Rutgers, Rowan and University as applicable. Pursuant to the Restructuring and Rowan each entered into a memorandum of understanding with the State Treasurer pursuant to which the State shall pay from a self-insurance reserve fund established for each entity medical malpractice claims occurring prior to and post the effective date of the transfers, which was July 1, 2013. The Restructuring Act also provides for University Hospital’s medical malpractice claims to be covered by a self-insurance reserve fund established by the State Treasurer and University Hospital entered into a memorandum of understanding with the State Treasurer for such claims. All claims, other than medical malpractice claims, incurred by UMDNJ with respect to the UMDNJ facilities transferred to Rutgers will be paid for by Rutgers out of its own funds. The State has indicated that all claims, other than medical malpractice claims, incurred by Rowan will be paid from the Tort Claims Fund. The State has indicated that it is unable to estimate its exposure for these claims.

* * * * *

ADDITIONAL CONSIDERATIONS

New Jersey municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New Jersey state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement, dated June 11, 2014. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such Annual Information Statement and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

As of June 11, 2014, unusually harsh winter weather had a substantial negative impact on the national economy through the beginning of 2014, depressing household spending and leaving retailers and producers with excess inventory. The U.S. Bureau of Economic Analysis estimated that real U.S. gross domestic product (GDP) contracted 1.0 percent in the first quarter of calendar year 2014, following prior quarter growth of 2.6 percent. The State Division of Budget (“DOB”) estimated real GDP growth of only 2.5 percent for the full calendar year 2014.

The transition to more seasonal weather in early March 2014 was accompanied by a limited rebound in economic activity. In March 2014, light vehicle sales had accelerated to 16.3 million, the highest since November 2013. Retail sales, excluding autos and gasoline, rebounded as well, but monthly sales growth averaged only 0.2 percent over the four months that ended in March 2014. Real household spending growth of 3.1 percent is projected for the second quarter of 2014, but the large inventory remaining from the second half of 2013 is expected to continue to put downward pressure on production for the next two quarters. The DOB has estimated real growth of about 3 percent for the second quarter of 2014, representing an upward revision due to weather changes.

Private sector hiring has improved after a winter lull, but the private national labor market has not exhibited a sustained acceleration in three years. However, public sector hiring is still expected to pick up modestly over the remainder of the year as the government becomes less of a drag on economic growth. As a result, the DOB has projected a modest overall improvement in hiring. One factor believed to be holding back hiring has been slow growth in private investment in plants and equipment. The scheduled expiration of bonus depreciation likely accelerated some investment into the fourth quarter of 2013, resulting in a slow start to 2014, but the most recent data indicated some improvement ahead. As of June 11, 2014, overall growth in real private nonresidential investment was estimated to be 4.6 percent for 2014.

As of June 11, 2014, income growth had also been revised down for 2014, consistent with slightly lower output growth. The weather likely had a negative impact on wages, but dividend and interest income posted weak results as well. Income growth is expected to improve over the remainder of the year as the economy regains momentum, with that improvement supporting stronger growth in household spending by the second half of 2014. Personal income and wage growth of 3.8 percent and 3.7 percent, respectively, are projected for 2014, following growth of 2.8 percent and 3.1 percent for 2013. Income growth remained well below historical averages, even after adjusting for inflation.

As of June 11, 2014, both the housing and foreign sectors proved to be weaker than anticipated. After a November 2013 surge, housing starts fell an average 3.5 percent over the four months ending in March 2014. Home sales have fared no better. Real residential investment is now projected to grow downward to a revised 3.4 percent for 2014, although double-digit quarterly growth is expected by the second half of the year aided by improving credit conditions, rising employment and income, and better weather. The global economy has also proved to be more fragile than expected, with export growth projected, as of June 11, 2014, to be virtually flat for the first quarter of 2014. Anemic growth in Europe, along with slowing growth in other emerging markets, particularly China, has resulted in a downward revision to 4.9 percent for real U.S. export growth in 2014.

The Federal Reserve is still expected to complete the gradual tapering of the growth of its historically large balance sheet by the end of the year, despite this somewhat weaker outlook. Now under Janet Yellen’s leadership as Chair, the Federal Reserve has dropped its 6.5 percent unemployment rate benchmark in favor of a broader set of labor market, inflation, and financial market indicators. The national unemployment rate now stands at 6.3 percent for April 2014, falling from 6.7 percent in March 2014. But underpinning that decline was a drop in the labor force of over 800 thousand, highlighting the difficulty in relying on a single measure to gauge the strength of the labor market. The Federal Reserve is not expected to begin raising its short-term interest rate target until the second quarter of 2015.

Despite a weak start to the year, the DOB outlook continues to call for quarterly growth in real U.S. GDP approaching 3 percent by the fourth quarter of 2014, accompanied by monthly employment gains index exceeding 220,000 per month. But there are significant risks to this forecast. The global economy has become a bigger concern not only due to slower growth in China and other emerging markets, but also because of the growing tension between the U.S., the Euro Zone and Russia over Ukraine. A highly interdependent global economy makes the impact of regional conflict difficult to contain. Slower global growth than anticipated could result in slower export growth, which could in turn result in weaker corporate profits and investment, and fewer jobs. The prospect of international conflict has kept energy prices volatile, which, along with equity price volatility, presents risk to household spending. Finally, the response of global financial markets to the unwinding of central bank accommodation remained a risk, particularly given the lack of experience upon which to draw.

The New York State Economy

As of June 11, 2014, the State’s private sector labor market had continued to perform well, exhibiting robust growth in professional and business services, private educational services, and tourism-related leisure and hospitality services. Real estate and construction activity also remained strong. Private sector employment is projected to grow 1.6 percent in calendar year 2014, followed by 1.5 percent growth in 2015. However, with government and finance sector employment expected to continue to contract through the remainder of the year, State wage growth of 5.1 percent is projected for calendar year 2014, followed by growth of 4.5 percent for calendar year 2015. Total personal income growth of 5.0 percent is projected for calendar year 2014, followed by 4.9 percent growth for calendar year 2015.

As of June 11, 2014, the weakening in several national economic indicators, largely in response to unusually harsh winter weather, was a risk to the New York forecast going forward. State labor market growth had held up well, but a weaker than projected labor market could result in lower wages, as well as lower household spending. As the nation’s financial capital, financial market volatility posed a particularly large degree of uncertainty for New York. As of June 11, 2014, events over the past year have demonstrated how sensitive markets can be to shifting expectations surrounding Federal Reserve policy. The resulting market gyrations were likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be weaker than expected, taxable capital gains realizations could be negatively affected.

As of June 11, 2014, changes in Federal tax policy had added to economic uncertainty in creating a more challenging environment in which to forecast State income. Increases in tax rates at the national level in turn affect employer and taxpayer behavior, resulting in the shifting of income between tax years. These shifts tend to make it more difficult to identify the underlying trends in key economic indicators. In addition, both the bonus and non-bonus components of employee pay had become more difficult to estimate as Wall Street continued to adjust its compensation practices in the wake of new financial reform measures. Securities industry revenues have in the past been a useful predictor of bonus payouts, but that relationship had become much more erratic in recent years.

Economic and Demographic Trends

In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-1991 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2004, but, as of June 11, 2014, the gap between them had closed by the middle of 2006, with the State rate falling below that of the nation for much of the 2009-2011 recession, and remaining below that of the nation through the end of 2011. The State unemployment rate rose above the national rate again in early 2012, where it remains.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially over time. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

FINANCIAL PLAN OVERVIEW

General Fund Cash-Basis Financial Plan

Summary of Preliminary Unaudited Results for Fiscal Year 2014 (Ended March 31, 2014)

As of June 11, 2014, the State ended fiscal year 2014 with a General Fund balance of $2.24 billion, which was $432 million above the estimate in the February 2014 Annual Information Statement (“AIS”) Update. General Fund receipts were $215 million higher than planned, largely reflecting stronger than expected tax collections. General Fund disbursements were $217 million below planned levels, due mainly to lower spending in local assistance and agency operations. In addition, the DOB made certain payments at the end of fiscal year 2014, in addition to those planned in February 2014, including approximately $350 million in debt service and $150 million of social services payments. This had the effect of making additional resources available for fiscal year 2015 and thereafter.

The State used $312 million of the $432 million in excess resources to bolster reserves. At the close of fiscal year 2014, $175 million was deposited into the State’s rainy day reserves, bringing the balance to $1.5 billion, or 2.4 percent of General Fund spending for fiscal year 2014. Another $137 million was set aside for debt management purposes, bringing the amount designated for this purpose, and available in fiscal year 2015, to $500 million.

Of the remaining $120 million in excess resources, $62 million is expected to fund disbursements that were originally expected to occur in fiscal year 2014, but are now budgeted for fiscal year 2015, and $58 million has been transferred to a fiduciary fund established with the fiscal year 2015 budget to account for proceeds realized from a settlement between J.P. Morgan and the State.

On March 31, 2014, the Legislature completed final action on the State budget for fiscal year 2015. On April 11, 2014, the Governor completed his review of all budget bills, including the veto of certain line-item appropriations, none of which had a material impact on the State’s Enacted Budget Financial Plan (“Financial Plan”). Consistent with past practice, the Legislature enacted the annual debt service appropriations, without amendment, in advance of the other appropriations (the debt service appropriations were passed on March 19, 2014).

The Enacted Budget Financial Plan for fiscal year 2015 provides for balanced operations on a cash basis in the General Fund, as required by law. The Enacted Budget reflects savings from the continuation of spending controls and cost containment measures put in place in prior years. Funding for agency operations is generally expected to remain level across the Financial Plan period (excluding the timing of cash disbursements in fiscal year 2014). Statutory reserves are expected to remain at the same level as fiscal year 2014.

During negotiations, the Executive and Legislature agreed to $610 million in gross spending restorations and additions to the Executive Budget proposal described in the February 2014 Annual Information Statement Update. They also agreed to certain tax law changes that decrease revenues by $220 million in fiscal year 2015, and by lesser amounts in future years, compared to the Executive proposal.

The DOB expects relatively modest economic growth in fiscal year 2015, consistent with other economic forecasters. Total tax receipts in fiscal year 2015, adjusted for the acceleration of certain income tax refunds into fiscal year 2014, are expected to decline by 0.2 percent from fiscal year 2014.

Personal income tax collections for fiscal year 2014 were inflated by a one-time increase in receipts due to an increase in Federal tax rates beginning in calendar year 2013. This caused taxpayers to realize income in calendar year 2012 to avoid the higher tax rates, which in turn substantially increased the State’s tax collections in April 2013. However, it also led to large refund payments by the State throughout the remainder of 2013, as some high income taxpayers realized that they had overpaid in April 2013. The DOB anticipated that this situation would reverse itself in 2014. This has occurred, but the decline in estimated tax payments in April 2014 was greater than forecast in the February 2014 Annual Information Statement Update. At the same time, refund payments were lower than expected. The DOB expects that the unanticipated portion of the decline in collections observed in April 2014 will reverse itself later in fiscal year 2015. To manage risks and maintain a conservative receipts forecast, however, the DOB expects to make a net downward revision of $343 million to the General Fund receipts estimate for fiscal year 2015. This revision is anticipated to be fully offset by other savings and is not expected to impinge on the State’s ability to fully meet the commitments in the Fiscal Year 2015 Enacted Budget for fiscal year 2015 or future budget years.

The DOB has identified $1.2 billion in new resources to fully fund the restorations, additions, tax law changes, and revisions to tax receipts. These include savings from a combination of prepayments in fiscal year 2014, above the level planned in fiscal year 2015 Executive Budget, and re-estimates to estimated disbursements and transfers based on a review of fiscal year 2014 results ($643 million); and management of debt and capital resources including reimbursement, from planned bond sales and existing bond proceeds, of first-instance capital transfers made by the General Fund in prior years ($530 million).

State Operating Funds spending for fiscal year 2014 totaled $90.6 billion, an increase of 2 percent from fiscal year 2013 results. This is consistent with the 2 percent benchmark for annual spending growth in State Operating Funds.

The Enacted Budget Financial Plan for fiscal year 2015 limits estimated annual growth in State Operating Funds spending to 1.8 percent, consistent with the 2 percent spending benchmark.

The aggregate Financial Plan projections for fiscal year 2016 and thereafter reflect an assumption that the Governor will continue to propose, and the Legislature will continue to enact, balanced budgets in future years that limit annual growth in State Operating Funds to no greater than 2 percent.

As of June 11, 2014, by adhering to the 2 percent spending benchmark the DOB expected the State to be positioned to fully fund the tax reductions and spending commitments in the Fiscal Year 2015 Enacted Budget and accrue surpluses in future years, based on updated projections. If the 2 percent State Operating Funds spending benchmark is not adhered to, budget gaps may result.

Receipts

As of June 11, 2014, General Fund receipts, including transfers from other funds, were expected to total $63 billion in fiscal year 2015, an annual increase of $1.1 billion (1.8 percent). Tax collections, including transfers of tax receipts to the General Fund after payment of debt service, were expected to total $58 billion in fiscal year 2015, an increase of $236 million (0.4 percent). Before accounting for the acceleration of estimated tax refunds into fiscal year 2014 to make surplus resources available in fiscal year 2015, estimated tax collections would decrease by $384 million (-0.7 percent) from fiscal year 2014 levels, primarily due to tax law changes.

General Fund personal income tax receipts, including transfers after payment of debt service on State personal income tax revenue bonds, were expected to increase by $724 million from fiscal year 2014. This primarily reflected increases in withholding payments and the payment of additional refunds in fiscal year 2014 that were planned for fiscal year 2015, partially offset by a decline in extension payments attributable to the 2013 tax year.

As of June 11, 2014, General Fund user taxes and fees receipts, including transfers after payment of debt service on the New York Local Government Assistance Corporation (“LGAC”) and Sales Tax Revenue Bonds, were estimated to total $12.2 billion in fiscal year 2015, an increase of $123 million (1.0 percent) from fiscal year 2014, reflecting projected consumer spending increases across a broad range of consumption categories, offset by declines in cigarette consumption.

As of June 11, 2014, General Fund business tax receipts were estimated at $5.4 billion in fiscal year 2015, a decrease of $608 million (-10.1 percent) from fiscal year 2014 results. The estimate reflected a decline in corporate franchise tax receipts resulting from the first year of repayment of deferred tax credits and tax law changes, partly offset by base growth in bank and insurance taxes.

As of June 11, 2014, other tax receipts in the General Fund were expected to total nearly $2 billion in fiscal year 2015, a decrease of $3 million (-0.2 percent) from fiscal year 2014. The estimate reflects a decline in expected estate tax receipts, the result of Enacted Budget legislation that reduces the estate tax, partially offset by an increase in real estate transfer tax (“RETT”) receipts.

As of June 11, 2014, General Fund miscellaneous receipts were estimated at $3.8 billion in fiscal year 2015, an annual increase of $596 million. The increase largely reflects the expected deposit of $1 billion from the State Insurance Fund reserve release in connection with Workers’ Compensation law changes enacted in the fiscal year 2014 budget, partly offset by the accelerated phase-out of the temporary utility assessment and large settlement payments received in fiscal year 2014.

As of June 11, 2014, non-tax transfers to the General Fund were expected to total $1.2 billion, an increase of $262 million, largely due to the timing of transfers from other funds and changes in the level of resources expected to be available from other funds.

General Fund receipts were affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors. For a more comprehensive discussion of the State’s projections for tax receipts, miscellaneous receipts, and transfers, presented on a State Funds and All Funds basis, see “State Financial Plan Projections Fiscal Years 2015 through 2018” herein.

Disbursements

As of June 11, 2014, General Fund disbursements, including transfers to other funds, were expected to total $63.1 billion in fiscal year 2015, an increase of $1.9 billion (3.1 percent) from fiscal year 2014 spending levels.

Local assistance grants were expected to total $42.1 billion in fiscal year 2015, an annual increase of $2.2 billion (5.5 percent). General Fund disbursements were expected to increase by $1.4 billion for School Aid and other education programs. Other local assistance increases include, among other things, payments for a range of social services, public health, and general purpose aid programs, as well as accounting reclassifications that have the effect of moving spending between financial plan categories, mainly for Medicaid payments to State-operated facilities.

As of June 11, 2014, State operations disbursements in the General Fund were expected to total $7.9 billion in fiscal year 2015, an annual increase of $541 million (7.4 percent). The largest increases reflect the accounting of Information Technology (“IT”) services in the General Fund as a result of consolidation, reflected in non-General Fund accounts ($200 million); Medicaid, including the takeover of local administrative functions by the Department of Health (“DOH”) ($89 million), and increased support for indigent legal services and civil legal services in the Judiciary budget ($60 million).

As of June 11, 2014, General State Charges (“GSCs”) were expected to total $5.1 billion in fiscal year 2015, an annual increase of $173 million (3.5 percent) from fiscal year 2014. Health insurance costs were projected to increase $102 million or 3.1 percent. The State’s annual pension payment was expected to increase by $50 million. This growth, which was partly offset by the pre-payment of certain obligations in fiscal year 2014, reflects increased normal costs and repayment of amounts amortized in prior years. The State expects to continue to amortize pension costs in excess of the amortization thresholds established in law. In fiscal year 2015, costs in excess of 13.5 percent of payroll for the Employees’ Retirement System (“ERS”) and 21.5 percent for the Police and Fire Retirement System (“PFRS”) were expected to be amortized.

As of June 11, 2014, General Fund transfers to other funds were expected to total $8.1 billion in fiscal year 2015, a decrease of $993 million from fiscal year 2014. The annual change was attributable to the prepayment in fiscal year 2014 of debt service due in fiscal year 2015 and reduced General Fund support for capital projects spending due to the timing of available bond proceeds. These declines are partly offset by increased support for non-Medicaid Mental Hygiene services.

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year. For a more comprehensive discussion of the State’s disbursements projections by major activity, presented on a State Operating Funds basis, see “State Financial Plan Projections Fiscal Years 2015 through 2018” herein.

Closing Balance for Fiscal Year 2015

As of June 11, 2014, the DOB had projected that the State was to end fiscal year 2015 with a General Fund cash balance of $2.1 billion, a decrease of $180 million from the fiscal year 2014 closing balance. The balance in the Community Projects Fund, which finances discretionary grants allocated by the Legislature and Governor, was expected to be expended in fiscal year 2015, reflecting disbursements from prior-year appropriations ($87 million). In addition, the reduction in the balance includes the transfer of funds received in fiscal year 2014 related to the J.P. Morgan settlement to a new fiduciary fund, the Mortgage Settlement Proceeds Trust Fund ($58 million), and the use of excess resources from fiscal year 2014 ($43 million). These declines were partly offset by an $8 million increase in amounts set aside for the potential costs of prior-year labor agreements.

As of June 11, 2014, balances in the State’s principal “rainy day” reserves, the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, were expected to remain unchanged in fiscal year 2015.

As of June 11, 2014, the Financial Plan continued to set aside money in the General Fund balance to cover the costs of potential retroactive labor settlements with unions that had not agreed to terms for contract periods prior to April 2011. This amount was calculated based on the “pattern” settlement for the 2008 through 2011 fiscal years, and was expected to be reduced as labor agreements for prior periods were reached with unsettled unions.

As of June 11, 2014, the Enacted Budget reserved $500 million for debt management purposes in fiscal year 2015, unchanged from the level held at the end of fiscal year 2014. The DOB is expected to make a decision on the use of these funds based on market conditions, Financial Plan needs, and other factors during the year.

Spending Changes

As of June 11, 2014, the Executive Budget proposed to reduce spending in fiscal year 2015 by nearly $2 billion compared to prior projections. The savings were recurring and were expected to grow in value in subsequent years.

Spending Control

Agency Operations

Operating costs for State agencies include salaries, wages, fringe benefits, and non-personal service costs (e.g., supplies, utilities). As of June 11, 2014, these costs had declined over the past several years through ongoing State agency redesign and cost-control efforts. Reductions from the prior projections for agency operations contributed $494 million to the General Fund gap-closing plan. Specifically:

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Executive Agencies: The Enacted Budget holds personal service and non-personal service spending flat with limited exceptions, such as costs attributable to the phase-in of the New York State of Health marketplace and IT consolidation efforts. Agencies are expected to continue to utilize less costly forms of service deliveries, improve administrative practices and pursue statewide solutions to common problems.

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Independent Officials: Spending growth for the Judiciary is expected to support mandated court operations, judicial salary increases, and additional Family Court Judges. Higher spending for the Department of Audit and Control supports additional pre-school special education audits. Spending for the Department of Law is expected to increase in part due to the lower than expected spending in fiscal year 2014. Spending in future years is expected to remain at fiscal year 2015 levels for all independent officials.

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Fringe Benefits/Fixed Costs: The 2015 and 2016 fiscal years pension costs have been reduced based on a review of fiscal year 2014 operating results and certain pre-payments which decrease spending in these years. Other fringe benefit costs have also been reduced downward based on an analysis of spending trends.

Local Assistance

Local assistance spending includes financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. As of June 11, 2014, reductions from the prior projections for local assistance spending were expected to generate $1.8 billion in General Fund savings. Savings were expected from targeted actions, continuation of prior-year cost containment actions, and reestimates based on actual spending data. Specifically:

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Human Services Cost-of-Living Adjustments (“COLA”)/Trends: The Enacted Budget is expected to provide funding to support a 2 percent salary increase beginning in January 2015 for direct care workers and a 2 percent increase in April 2015 for direct care and clinical workers. This is in lieu of an across-the-board annual cost-of-living-adjustments in 2015 and 2016.

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Mental Hygiene: Program spending is reduced to reflect revised forecasts for community-based bed development and expansion; efforts to return individuals from more costly out-of-state placements; and continued efforts to expand community services to reduce institutional costs.

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Healthcare: Lower spending reflects a downward trend in reimbursement of claims submitted by local governments under the General Public Health Works (“GPHW”) program and utilizing other insurance for prenatal care services; and lower expected Child Health Plus (“CHP”) costs as a result of the one-year moratorium on rate increases.

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Department of Health (“DOH”) Medicaid: The Enacted Budget includes annual State-share Medicaid savings beginning in fiscal year 2015 achieved under the Medicaid Global Cap. Projected savings result from the continuation of successful Medicaid Redesign Team (“MRT”) initiatives, improved cash management, and utilization of Federal resources associated with the Affordable Care Act (“ACA”). In addition, projected annual spending under the Medicaid Global Cap has been adjusted to reflect updated estimates of the medical component of the Consumer Price Index (“CPI”).

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Education: The Enacted Budget includes special education program reforms targeted to improve fiscal practices and service delivery. Estimated spending has also been revised downward based on revised school district data.

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School Tax Relief (“STAR”): Spending has been reduced to reflect a reduction in the estimated number of STAR exemption recipients. As part of the State’s review of recipient data to ensure unlawful exemptions are excluded from State payments, existing STAR recipients were also required to re-register for their benefit.

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Social Services/Housing: Lower spending is expected in several programs, including Child Welfare Services, Adult Protective and Domestic Violence Services, Public Assistance and Supplemental Security Income (“SSI”), based on updated claiming data and revised growth (caseload) assumptions.

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All Other: Spending reductions are expected to be achieved across multiple functions and program areas including: elimination of certain miscellaneous financial assistance to local governments; utilization of capital financing for eligible homeland security capital needs; revisions to disaster assistance aid; and elimination of certain legislative grants.

Capital Projects/Debt Management

•	Capital/Debt Revisions: The Enacted Budget assumes savings through continued use of competitive bond sales, refundings, consolidation of debt issuances, the timing of bond sales, and other debt management actions. In addition, the State paid $530 million of capital advances in fiscal year 2014 that are expected to be reimbursed in fiscal year 2015. The savings from debt management in the 2015 and 2016 fiscal years also reflect actual and planned prepayments of debt service. The Enacted Budget does not reflect the use of the $500 million in General Fund resources designated for debt management. The DOB expects to make a decision on using those resources, based on market conditions, Financial Plan needs, and other factors.

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Metro Mass Transportation Operating Aid (“MMTOA”) Debt Service Offset: The Enacted Budget includes the use of $30 million for debt service from the Metropolitan Mass Transportation Operating Assistance (“MMTOA”) account, with $20 million in resources available from the MMTOA account for the same purpose on an annual basis beginning in fiscal year 2016.

Initiatives

The Enacted Budget includes significant spending additions for School Aid, higher education, and human services. During negotiations, the Executive and Legislature agreed to approximately $550 million in distinct new spending additions to the Executive Budget proposal for fiscal year 2015.

The Enacted Budget also reflects the costs of new capital initiatives. These include:

•	Debt Service for New Initiatives: The Financial Plan reflects the costs of new capital initiatives, the most significant of which are the Smart Schools bond act and Health Care Facility Restructuring.

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Smart Schools Bond Act: If approved by voters, the $2 billion Smart Schools bond act is slated to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and their communities and the purchase of classroom technology for use by students. Additionally, Smart Schools is expected to enable long-term investments in full day pre-kindergarten through the construction of new pre-kindergarten classroom space, replace classroom trailers with permanent classroom space and make investments in high-tech school safety programs. The debt service costs of the bond act, if approved, are estimated at $126 million beginning in fiscal year 2017 and $156 million in fiscal year 2018.

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Health Care Facility Restructuring: This $1.2 billion initiative is intended to improve the financial viability and efficiency of the State’s health care delivery system. Funding is expected to be targeted to long-term care, hospitals, primary care, and behavioral/substance abuse services. Priority projects are expected to include those that: align hospital and nursing home bed capacity to regional needs, enable facility integration, merge and consolidate facilities, expand primary care, and facilitate transformation to care management models. The debt service costs of this initiative are estimated at $5 million in fiscal year 2015, $24 million in fiscal year 2016, $43 million in fiscal year 2017, and $63 million in fiscal year 2018.

Resources

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Tax Receipts: The 2015 fiscal year estimate for annual tax receipts has been revised to reflect updated economic forecast data, and includes downward adjustments to personal income tax and cigarette tax collections, partly offset by upward changes to business tax and estate tax collections.

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Miscellaneous Receipts: The estimate for miscellaneous receipts has been revised based on a review of fiscal year 2014 collections, the projected receipt of various banking and insurance-related settlements and recoveries, and other transactions. In addition, the timing of certain transfers and other transactions at the end of fiscal year 2014 had the effect of making additional resources available for fiscal year 2015.

Tax Actions

As of June 11, 2014, the Enacted Budget contained a set of tax actions that were estimated to result in a net reduction to tax and assessment receipts of $725 million in fiscal year 2015 and $1.3 billion in fiscal year 2016 on an All Governmental Funds (“All Funds”) basis.

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Real Property Tax Credit: The Enacted Budget freezes property taxes for two years, subject to two conditions. In year one, the State expects to provide tax credits to homeowners outside of New York City with qualifying incomes of $500,000 or less who live in a jurisdiction that stays within the property tax cap. The tax credits are expected to be extended for a second year in jurisdictions which comply with the tax cap and have put forward a plan to save 1 percent of their tax levy per year, over three years. The DOB projects that the property tax freeze will reduce revenues to the State by over $1.5 billion and is expected to benefit as many as 2.8 million taxpayers over the three years that the freeze is in effect.

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New York City “Circuit Breaker” Tax Credit: The Enacted Budget creates a refundable tax credit against the personal income tax to provide targeted tax relief to New York City renters and homeowners based on an individual homeowner’s or renter’s ability to pay. This program is structured to provide a greater proportion of benefits to those with the highest property tax and rent burdens as a share of their income. The program’s cost is valued at $85 million annually and is expected to benefit over 1.4 million taxpayers for two years.

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Corporate Tax Reform: The Enacted Budget combines the corporate franchise and bank taxes to reduce and simplify these taxes. The tax rate on net income has been reduced from 7.1 percent to 6.5 percent, the lowest rate since 1968, and the alternative minimum tax has been repealed.

•	Corporate Capital Base Calculation: The asset tax is phased out over six years, beginning in 2016.

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Net Income Tax on Corporate Manufacturers: The Enacted Budget lowers the tax rate on income for corporate manufacturers from the current 5.9 percent to zero in 2014 and thereafter, to encourage the growth of manufacturing.

•	20 Percent Real Property Tax Credit for Manufacturers: The Enacted Budget provides a statewide credit equal to 20 percent of property taxes paid by manufacturers who own or lease property.

•	Accelerated Phase Out of 18-a Temporary Assessment: The Enacted Budget accelerates the phase out of the 18-a temporary assessment over the next three years.

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Reform the Estate Tax: The exclusion threshold of the estate tax is expected to be increased from $1 million to $5.25 million over a four year phase-in period and is planned to conform to the Federal exemption amount (currently $5.34 million) by January 2019, and expected to be indexed to inflation thereafter. The top rate remains at 16 percent. This action is expected to be coupled with a temporary provision that is slated to require the value of gifts to be added back to the estate.

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Close the Resident Trust Loophole: New York beneficiaries of exempt resident trusts are expected to be required to pay tax on accumulated income distributed to such trusts. Furthermore, the income of a particular type of exempt resident trust (known as an incomplete gift, non-grantor trusts) is expected to be taxed to the grantor of the trust.

Risks and Uncertainties Related to the State Financial Plan

General

The Financial Plan is subject to many complex economic, social, financial, and political risks and uncertainties, many of which are outside the ability of the State to control. The DOB believes that the projections of receipts and disbursements in the Enacted Budget are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecast in the Enacted Budget. In addition, the surplus projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2 percent, and that all savings that result from the 2 percent limit are made available to the General Fund.

The Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: national and international events; ongoing financial instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; and the effect of household debt on consumer spending and State tax collections.

Among other factors, the Financial Plan is subject to various other uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid contemplated by the Enacted Budget; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these specific issues are described in more detail herein. The projections and assumptions contained in the Financial Plan are subject to revisions which may involve substantial change. No assurance can be given that these estimates and projections, which include actions the State expects to be taken but which are not within the State’s control, will be realized.

Budget Risks and Uncertainties

The DOB estimates that the Enacted Budget for fiscal year 2015 provides for balanced operations in the General Fund after use of reserves. There can be no assurance, however, that the State’s financial position will not change materially and adversely from projections as of June 11, 2014. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to, reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the action of the Governor.

The Financial Plan projections for the out-years assume that School Aid and Medicaid disbursements will be limited to the growth in New York State personal income and the ten-year average growth in the Medicaid component of the Consumer Price Index (“CPI”), respectively. However, the Fiscal Year 2015 Enacted Budget authorized spending for School Aid to increase by 5.3 percent, which is above the 3.1 percent growth in personal income that would otherwise be used to calculate School Aid increases.

State law grants the Governor certain powers to achieve the Medicaid savings assumed in the Financial Plan. However, there can be no assurance that these powers will be sufficient to limit the rate of annual growth in the Department of Health’s (“DOH”) State Funds Medicaid spending to the levels estimated in the Financial Plan. In addition, savings are dependent upon timely Federal approvals, revenue performance in the State’s Health Care Reform Act (“HCRA”) fund (which finances approximately one-third of the DOH State-share costs of Medicaid), and the participation of health care industry stakeholders.

The forecast contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan, including payments pursuant to the Tribal -State Compact that had failed to materialize in prior years, but which were received in fiscal year 2014 as part of an agreement between the State and certain tribal nations; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels projected as of June 11, 2014. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year or future years.

Federal Issues

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to address response to and recovery from severe weather events. Any reduction in Federal funding levels could have a materially adverse impact on the Financial Plan. In addition, the Financial Plan may be adversely affected by other actions taken by the Federal government, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Issues of particular concern are described below.

Medicaid Redesign Team Medicaid Waiver

The Federal Centers for Medicare and Medicaid Services (“CMS”) and the State have reached an agreement in principle authorizing up to $8 billion in Federal funding, over multiple years, for use in transforming New York’s health care system. The final terms of this agreement are still being negotiated and upon final CMS approval are expected to be reflected as an amendment to the State’s Partnership Plan 1115 Medicaid waiver.

Federal Reimbursement for State Mental Hygiene Services

Pursuant to discussions with the Federal government, the State has lowered Medicaid developmental disability center payment rates effective April 1, 2013. Full implementation of this change is expected to reduce Federal funding to the State by approximately $1.1 billion annually, beginning in fiscal year 2014. The 2014 Enacted Budget included a multi-year plan to address the loss in Federal aid, including $90 million in the Office for People with Developmental Disabilities (“OPWDD”) savings associated with reduced administrative costs, enhanced audit recoveries and improved program efficiencies. The plan is subject to implementation risks and is dependent, in part, on the approval of the Federal government. In addition, as described below, the CMS may seek to retroactively recover Federal funds paid to the State regarding this matter.

Audit Disallowance

In addition to the rate reduction described above, on February 8, 2013, the U.S. Department of Health & Human Services Office of the Inspector General, at the direction of the CMS, began a Fiscal Management Review to determine the allowability of Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for the Developmentally Disabled (“ICF/DD”). The initial review period includes claims for services provided from April 1, 2010 through March 31, 2011. As a result of this review, CMS may seek to recover Federal funds for any payments that it determines to have been in excess of Federal requirements. The State has attempted to address CMS’s concerns regarding its prospective payments to ICF/DDs with a State plan change effective April 1, 2013, and continues to have discussions with CMS to resolve the concerns related to the April 1, 2010 through March 31, 2011 period. As noted above, the changes that began in fiscal year 2014 resulted in a reduction in Federal aid of an estimated $1.1 billion annually. The State expects to receive a final Fiscal Management Review in the near future. A comparable amount of Federal aid is at risk for any prior period that may be pursued by CMS, with greater amounts in years with higher Federal Medical Assistance Percentage (“FMAP”) participation. Matters of this type are sometimes resolved with a prospective solution (as already commenced by the State), and the State is not aware of any similar attempts by the Federal government to retroactively recover Federal aid of this magnitude that was paid pursuant to an approved State plan. The State continues to seek CMS approval to proceed with the development of a sustainable system of service funding and delivery for individuals with developmental disabilities. However, there can be no assurance that Federal action in this matter will not result in materially adverse changes to the Financial Plan.

Budget Control Act

The Federal Budget Control Act (“BCA”) of 2011 imposed annual caps on Federal discretionary spending over a ten-year period and mandated an additional $1.2 trillion in deficit reduction, which, if not enacted, would be achieved through the sequestration of funds in Federal Fiscal Year (“FFY”) 2013 and lowered discretionary spending caps in the following years. As the required deficit reduction was not achieved by the March 1, 2013 deadline, an across-the-board 5 percent reduction in FFY 2013 funding for Federal nondefense discretionary programs was implemented. In December 2013, the spending caps for FFY 2014 and FFY 2015 were revised upward by the Bipartisan Budget Act (“BBA”) of 2013. While the BBA provided minor discretionary cap relief over two years, BCA caps in the remaining years were not addressed. Specific funding levels are expected to be determined through the annual congressional budget process if the lowered spending caps remain in place. The DOB estimates that New York State and its local governments could lose approximately $5 billion in Federal funding over a multi-year period, including reductions in Federal funding that passes through the State budget for school districts, as well as environmental, criminal justice and social services programs.

Debt Ceiling

In October 2013, an impasse in Congress caused a temporary Federal government shutdown and raised concern for a time that the Federal debt ceiling would not be raised in a timely manner. A Federal government default on payments, particularly if it persisted for a prolonged period, could have a materially adverse effect on the national and state economies, financial markets, and intergovernmental aid payments.

The specific effects on the Financial Plan of a Federal government payment default in the future are unknown and impossible to predict. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default.

A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, as well as the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.

Health Insurance Company Conversions

State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a “health care conversion”), subject to a number of terms, conditions, and approvals. Under State law, the State is entitled to proceeds from the monetization of a health service corporation, from a not-for-profit to a for-profit corporation, and such proceeds must be used by the State for expenses related to health -care. Prior Financial Plans have included proceeds from conversions ($175 million in fiscal year 2014 and $300 million annually in the 2015, 2016 and 2017 fiscal years), which have not been realized. For planning purposes, the Financial Plan no longer counts on conversion proceeds.

Status of Labor Negotiations for the Contract Period Starting in Fiscal Year 2012

As of June 11, 2014, the State had settled collective bargaining agreements with 90 percent of the State workforce for the contract period commencing in fiscal year 2012. Five-year agreements were reached with the

Civil Service Employees Association (“CSEA”), the United University Professions (“UUP”), the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), and Council 82. Four-year agreements were reached with the Public Employees Federation (“PEF”) and the New York State Police Benevolent Association (“NYSPBA”).

The settled agreements included wage and benefit concessions in exchange for contingent employee job protection through the respective contract periods. Nevertheless, reductions in force may be authorized if the State’s fiscal circumstances change materially or unexpectedly, or if such reductions are associated with the closure or restructuring of facilities authorized by legislation or by a Spending and Government Efficiency Commission (“SAGE”) determination.

The agreements have provided: two-year Deficit Reduction Plan (“DRP”) savings of $300 million; no general salary increases for the three-year period fiscal year 2012 through fiscal year 2014; a 2 percent general salary increase in fiscal year 2015; and a 2 percent general salary increase in fiscal year 2016 for the employees with five-year agreements. Additionally, the agreements provided full-annual health benefit savings of $230 million resulting from increases to employee/retiree premium shares, copays, out-of-network deductibles and coinsurance.

Two lump sum payments—$775 in fiscal year 2014 and $225 in fiscal year 2015—were paid to employees represented by CSEA, NYSPBA, NYSCOPBA and Council 82. PEF did not negotiate these lump sum payments, but covered employees are expected to receive repayment for all DRP reductions over an extended time at the end of the contract term. The employees represented by unions which negotiated the lump sum payments are expected to be repaid a portion of their DRP reductions over an extended term at the end of their respective contract terms. UUP employees may receive lump sum payments of similar value in the form of the Chancellor’s Power of State University of New York (“SUNY”) Awards and Presidential Discretionary Awards.

The unions representing State Police Troopers, Investigators and Commissioned/Non-Commissioned Officers, as well as employees represented by District Council-37 (Housing) in the New York State Homes and Community Renewal (“HCR”), continue to have unsettled contracts for the contract period as of June 11, 2014. The Financial Plan does not include a General Fund reserve for this purpose. The union representing Graduate Students has an unsettled contract for the period starting in the 2010 fiscal year; there is a reserve for this purpose.

Labor Settlements for Prior Contract Periods

The Financial Plan continues to include a General Fund reserve to cover the costs of a pattern settlement for unsettled contracts prior to fiscal year 2011. There is no assurance this reserve will fully fund these unsettled contracts. In addition, the State’s ability to fund all future agreements in fiscal year 2015 and beyond depends on the achievement of balanced budgets in those years.

Cash-Flow Projections

The State authorizes the General Fund to borrow resources temporarily from available funds in the Short-Term Investment Pool (“STIP”) for up to four months, or to the end of the fiscal year, whichever period is shorter. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other moneys belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

As of June 11, 2014, the DOB expected that the State would have sufficient liquidity to make payments as they become due throughout fiscal year 2015, but that the General Fund might, from time to time on a daily basis, need to borrow resources temporarily from other funds in STIP. The State continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds and Sales Tax bonds, continues to be set aside as required by law and bond covenants.

Pension Amortization

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs beginning in fiscal year 2011. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.

The 2010 legislation enacted a formula to set an amortization threshold rate for each year. The amortization rate (the “graded rate”) may increase or decrease in the direction of the actuarial contribution rate (the “normal rate”) by up to one percentage point annually. Pension contribution costs in excess of the graded rate may be amortized. Amortization is permitted in all years if the normal rate is greater than the graded rate. However, when the graded rate equals or exceeds the normal rate, amortization is not allowed.

In fiscal year 2015, the graded contribution rates for the Employees’ Retirement System (“ERS”) and the Police and Fire Retirement System (“PFRS”) will be 13.5 percent and 21.5 percent, respectively. The Financial Plan assumes the State will continue to amortize its pension costs in fiscal year 2015 at these rates.

For both ERS and PFRS, the DOB projects fiscal year 2016 graded rates will be equal to, or more than, the normal contribution rates. Under this scenario, consistent with statutory provisions which require that the graded rate be set to the average actuarial rate, amortization is not expected in fiscal year 2016. Furthermore, the DOB projects the graded rates are expected to exceed the normal contribution rates in fiscal years 2017 through 2020. In these years, amounts that exceed the normal contributions are expected to be used to pay the cost of outstanding prior year amortizations, as required by statute. These projections are based on projected market returns and numerous actuarial assumptions. The next five-year experience study conducted by the Retirement Systems’ Actuary is scheduled to take place in 2015 and could change these projections materially.

The State is required to begin repayment on each new amortization in the fiscal year immediately following the year in which the deferral was made. The full amount of the amortization, with interest, must be repaid within ten years, but the amount can be paid-off sooner. The annual interest rate on each new amortization is determined by the Office of the State Comptroller, and is fixed for the entire term of the deferral.

In fiscal year 2014, the State made the minimum required pension payments to the New York State & Local Retirement System (“NYSLRS”) of $1.62 billion and $814 million was amortized. The total payment included an additional $119.4 million to pay off the 2010 Retirement Incentive and other outstanding liabilities. In addition, the State’s Office of Court Administration (“OCA”) made its minimum required pension payment of $269 million and $123 million was amortized. This included an additional $7 million to pay off the 2005 pension amortization liability. The total deferred amount—$937 million—will be repaid with interest over the next ten years, beginning in fiscal year 2015.

For amounts amortized in fiscal years 2011, 2012, 2013, and 2014, the State Comptroller set interest rates of 5 percent, 3.75 percent, 3 percent, and 3.67 percent, respectively. The Financial Plan assumes that both the State and OCA are expected to also elect to amortize pension costs in fiscal year 2015, consistent with the provisions of the authorizing legislation, and repay such amounts at an interest cost assumed by DOB to be 3.67 percent per annum over ten years from the date of each deferred payment, consistent with the interest rate charged on fiscal year 2014 amortized amounts.

Consistent with these amortization assumptions, Part TT of Chapter 57 of the Laws of 2010 requires that: (a) the State make additional contributions in upcoming fiscal years, above the actuarially required contribution, and (b) once all outstanding amortizations are paid off, additional contributions be set aside as reserves for rate increases, to be invested by the State Comptroller and used to offset future rate increases.

As noted above, DOB’s most recent pension contribution rate forecast assumes that the normal contribution rate is to equal the graded rate in fiscal year 2016. Therefore, the State would not have the option to amortize any of its pension costs in 2016, or in the immediately succeeding fiscal years. In addition, this forecast assumes the State will make amortization payments on prior deferrals pursuant to the formula in statute. These payments are projected to occur in fiscal year 2017 through fiscal year 2021.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State, are enrolled in the New York State Health Insurance Program (“NYSHIP”), or are enrolled in the State’s opt-out program at the time they have reached retirement, and have at least ten years of eligible service for NYSHIP benefits. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a pay-as-you-go basis as (millions of dollars) required by law.

In accordance with the Governmental Accounting Standards Board (“GASB”) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State’s Basic Financial Statements for fiscal year 2013, the Annual Required Contribution (“ARC”) represents the projected annual level of funding that, if set aside on an ongoing basis, is anticipated to cover projected normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State’s Basic Financial Statements for fiscal year 2013, the projected unfunded actuarial accrued liability for fiscal year 2013 is $66.5 billion ($54.3 billion for the State and $12.2 billion for SUNY), a decline of $5.5 billion from fiscal year 2012 ($5.4 billion for the State and $0.1 billion for SUNY). The unfunded actuarial accrued liability for fiscal year 2013 used an actuarial valuation of OPEB liabilities as of April 1, 2012 for the State and as of April 1, 2010 for SUNY. These valuations were determined using the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years using the level percentage of projected payroll amortization method.

The actuarially determined annual OPEB cost for fiscal year 2013 totaled $3.4 billion ($2.6 billion for the State and $0.8 billion for SUNY), a decline of $520 million from fiscal year 2012($490 million for the State and $30 million for SUNY). The actuarially determined cost was calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. The actuarially determined cost was $2.0 billion ($1.4 billion for the State and $0.6 billion for SUNY) greater than the cash payments for retiree costs made by the State in fiscal year 2013. This difference between the State’s pay-as-you-go costs, and the actuarially determined required annual contribution under the Governmental Accounting Standards Bureau Statement 45, reduced the State’s net asset condition at the end of fiscal year 2013 by $2.0 billion.

The Governmental Accounting Standards Bureau does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no funding is assumed for this purpose in the Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a pay-as-you-go basis.

As of June 11, 2014, there was no provision in the Financial Plan to fund the actuarial required contribution for OPEB. If the State began making the actuarial required contribution, the additional cost above the pay-as-you-go amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations (“GOER”), Civil Service and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices in light of existing fiscal conditions.

Financial Settlements

The State periodically receives financial settlements that are deposited to the General Fund. Based on recent experience, the Financial Plan includes additional expected receipts from settlement proceeds of approximately $275 million in fiscal year 2015, $250 million in fiscal year 2016, and $100 million each for fiscal year 2017 and fiscal year 2018. There can be no assurance that State settlement proceeds in upcoming fiscal years will be received at the levels assumed in the Financial Plan.

As of June 11, 2014, the State had received $785 million in payments related to financial settlement agreements during fiscal year 2015. The majority of these collections were the result of an Order issued by the Department of Financial Services (“DFS”) requiring Credit Suisse AG to pay DFS a $715 million penalty for violations of law related to the bank’s global tax evasion scheme. The Order issued by DFS to Credit Suisse AG occurred after the release of the State’s Financial Plan on May 19, 2014, and is slated to be incorporated into the annual receipts forecast as part of the First Quarterly Update to the Financial Plan. Other notable payments received thus far by the State during fiscal year 2015, which were incorporated into the Financial Plan annual receipts forecast, include $50 million from Metropolitan Life Insurance Company for insurance licensing violations by two of its subsidiaries; and $20 million from AXA Equitable Life Insurance Company for violations of the State Insurance Law related to certain variable annuity products.

J. P. Morgan Securities LLC Settlement

Pursuant to a litigation settlement reached on November 19, 2013, J.P. Morgan Securities LLC was required to remit $1 billion to the State of New York. The associated 2012 lawsuit was filed against J.P. Morgan Securities LLC following allegations of the firm’s misrepresentation of mortgage-related securities. The settlement stipulated $387 million in direct restitutions to affected State residents and $613 million to the credit of the State Treasury, of which a minimum of 85 percent must be allocated for housing and related purposes and the balance permitted for general State use.

Consistent with the legal stipulations and legislation adopted in the Fiscal Year 2015 Enacted Budget, $613 million was deposited in a State escrow account on December 17, 2013 of which $23.5 million was subsequently transferred to the general fund and $589.5 million to the newly created Mortgage Settlement Proceeds Trust Fund. The Enacted Budget authorizes the following distributions of the funds: (1) $440 million in accordance with an approved memorandum of understanding between the Executive and Legislature in consultation with HCR, (2) $81.5 million to be distributed in accordance with a plan developed by the Attorney General, and (3) $91.5 million in transfers to the General Fund over a four-year period.

Litigation

Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the Financial Plan. For more information on litigation affecting the State, refer to the section entitled “Litigation and Arbitration” later in this appendix.

Update on Storm Recovery

In recent years, New York State has sustained damage from three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York

State counties. In September 2011, Tropical Storm Lee caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. Little more than one year later, on October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms presents economic and financial risks to the State. State claims for reimbursement for the costs of the immediate response are in process, and both recovery and future mitigation efforts have begun, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding and mitigation activity nationwide. The State anticipates receiving approximately one-half of this amount over the coming years for response, recovery, and mitigation costs. There can be no assurance that all anticipated Federal disaster aid described above will be provided to the State and its affected entities, or that such Federal disaster aid will be provided on the expected schedule.

Climate Change Adaptation

Climate change is expected to cause long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure, including mass transit systems, power transmission and distribution systems, and other critical lifelines, to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, and municipalities is expected to be needed to adapt existing infrastructure to the risks posed by climate change.

Financial Condition of New York State Localities

The fiscal demands on the State may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments by performing comprehensive reviews and providing grants and loans as a condition of implementing recommended efficiency initiatives. For more information, see the section entitled “Authorities and Localities” later in this appendix.

Bond Market

Implementation of the Financial Plan is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it can adversely affect the State’s overall cash position and capital funding plan. The success of projected public sales is expected to, among other things, be subject to prevailing market conditions. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments, generally may affect the market for outstanding State-supported and State-related debt.

Capital Commitment Plan

The State continues to implement the best practices put forth by the New York Works Task Force (the “Task Force”). The Task Force was formed in May 2012 to assist in the coordination of long-term capital planning among State agencies and public authorities. Consistent with the long-term planning goals of New York Works, the DOB formulated 10-year capital commitment and disbursement projections. The total commitment and disbursement levels permissible over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns.

Debt Reform Act Limit

The Debt Reform Act of 2000 (the “Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in the 2001 fiscal year and was fully phased in at 4 percent of personal income during fiscal year 2011, while the cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in the 2001 fiscal year was fully phased in at 5 percent during fiscal year 2014. For fiscal year 2013, the last year for which a calculation had been completed, the State was in compliance with the statutory caps based on calendar year 2012 personal income and fiscal year 2013 debt outstanding. The 2014 fiscal year calculation is expected to be completed in October 2014.

The DOB expects that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, as of June 11, 2014, the available room under the debt outstanding cap is expected to decline from $3.3 billion in fiscal year 2014 to $366 million in fiscal year 2017. This includes the estimated impact of the bond-financed portion of the Enacted Budget’s increased capital commitment levels included in the 10-year capital planning projections. Debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue credit are not included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf to pay for the cost of upgrading their primary health care facilities. In the event of shortfalls in revenues to pay debt service on the Secured Hospital bonds (which include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (“DASNY”) and the hospitals and certain reserve funds held by the applicable trustees for the bonds) the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2014, there were approximately $351 million of bonds outstanding for this program.

The financial condition of hospitals in the State’s Secured Hospital Program continues to deteriorate. Of the five remaining hospitals in the program, two are experiencing significant operating losses that have impaired their ability to remain current on their loan agreements with DASNY. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in fiscal year 2014, when $12 million was paid. The State also expects to pay debt service costs of approximately $31 million in fiscal year 2015, approximately $29 million in both fiscal year 2016 and fiscal year 2017, and approximately $17 million in fiscal year 2018. These amounts are based on the actual experience of the participants in the program, and would cover the debt service costs for two hospitals that, as of June 11, 2014, are not meeting the terms of their loan agreements with DASNY, as well as the debt service costs of a third hospital that, as of June 11, 2014, was closed. The State has estimated additional exposure of up to $31 million annually, if all hospitals in the program failed to meet the terms of their agreement with DASNY and if available reserve funds were depleted.

SUNY Downstate Hospital and Long Island College Hospital

In May 2011, the New York State Supreme Court issued an order (the “May 2011 Order”) that approved the transfer of real property and other assets of Long Island College Hospital (“LICH”) to a New York State not-for-profit corporation (“Holdings”), the sole member of which is SUNY. Subsequent to such transfer, Holdings leased the LICH hospital facility to SUNY Downstate Hospital (“Downstate Hospital”). In 2012, DASNY issued tax exempt State Personal Income Tax Revenue Bonds (“PIT Bonds”), to refund approximately $100 million in outstanding debt originally incurred by LICH.

To address the deteriorating financial condition of Downstate Hospital, which had been caused in part by the deteriorating financial position of LICH, legislation adopted with the fiscal year 2014 Enacted Budget required the Chancellor of SUNY to submit to the Governor and the Legislature a multi-year sustainability plan for the Downstate Hospital. Specifically, the legislation required the sustainability plan to: 1) set forth recommendations necessary to achieve financial stability for Downstate Hospital, and 2) preserve the academic mission of Downstate Hospital’s medical school. In accordance with this legislation, the Chancellor of SUNY submitted the sustainability plan for Downstate Hospital on May 31, 2013, and supplemented the plan with changes in a letter dated June 13, 2013. The supplemented plan was approved by both the Commissioner of Health and the Director of the Budget on June 13, 2013. Generally, the approved sustainability plan anticipates: (a) a significant restructuring of health care service lines at University Hospital Brooklyn in order to achieve financial milestones assumed in the sustainability plan, and supported by State financial assistance from the State Department of Health; and (b) leveraging the LICH asset value to support the costs associated with Downstate Hospital exiting LICH operations, while accommodating continued health care services consistent with the needs of the community. Pursuant to the sustainability plan, as supplemented, SUNY, together with Holdings, issued a request for proposals (the “RFP”) to provide healthcare services in or around the LICH facilities and to purchase the LICH real estate.

In 2013, State Supreme Court Judge Demarest, who issued the May 2011 Order, issued, sua sponte, certain additional orders that could have affected the validity of the May 2011 Order. Also, in 2013, State Supreme Court Judge Baynes issued a series of orders that, effectively, precluded SUNY from awarding the RFP and exiting LICH operations. On February 25, 2014, Judges Demarest and Baynes approved a settlement whereby all parties agreed to discharge their claims and the judges vacated their orders. Pursuant to the settlement, SUNY, together with Holdings, issued a new RFP to increase the likelihood that the healthcare services component of the successful proposal would include a full-service hospital. The structure of the settlement also increases the likelihood that sufficient proceeds from the transaction will be available to support defeasance of the personal income tax Bonds and other costs associated with SUNY’s exit from LICH. However, there have been and continue to be legal proceedings which could affect the outcome of SUNY’s efforts to conclude negotiations with a new operator. There can be no assurance that the resolution of the legal and financial issues surrounding LICH, including payment of outstanding liabilities, will not have a materially adverse impact on SUNY.

STATE FINANCIAL PLAN PROJECTIONS

Fiscal Years 2015 Through 2018

This section presents the State’s updated multi-year Financial Plan projections for receipts and disbursements, reflecting the impact of the Fiscal Year 2015 Enacted Budget actions. This section includes preliminary fiscal year 2014 results and projections for fiscal year 2015 through fiscal year 2018, with an emphasis on fiscal year 2015 projections.

In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates and projections as a predictor of the State’s future financial position is likely to diminish, the further removed such estimates and projections are from June 11, 2014. Accordingly, in terms of the out-year projections, the first out-year of the fiscal year 2015 budget, fiscal year 2016, is the most relevant from a planning perspective.

Summary

The Fiscal Year 2015 Enacted Budget limits the annual growth in State Operating Funds spending to 1.8 percent, consistent with the 2 percent spending benchmark. The surplus projections for fiscal year 2016 and thereafter set forth in the Financial Plan reflect the savings that the DOB estimates would occur if the Governor continues to propose, and the Legislature continues to enact, balanced budgets in future years that limit annual growth in State Operating Funds spending to no greater than 2 percent. If the 2 percent State Operating Funds spending benchmark is not adhered to, budget gaps may result.

The Revenue Outlook

Receipts in fiscal year 2014 reflect:

•	Base receipts (adjusted for tax law changes) growth of 6.3 percent;

•

A better than expected 2012 Tax Year personal income tax settlement, mainly the result of capital gains and income shifted from 2013 and other future years into 2012 in anticipation of higher Federal tax rates beginning in 2013;

•	December 2013 and January 2014 personal income tax estimated payments that exceeded expectations, likely the result of stock market results;

•	An increase in Real Estate Transfer Tax (“RETT”) collections growth, generally from improved conditions downstate;

•	Strong estate tax collections, also likely due in some degree to the increase in net worth generated by stock market and real estate gains;

•	Robust sales tax collection growth resulting, in part, from Superstorm Sandy recovery spending; and

•	Weaker business tax results, mainly from the banking sector, whose profits suffered from fines and increased mortgage rates that reduced taxable income.

Receipts in fiscal year 2015 are expected to reflect:

•	Base receipts (adjusted for law changes) growth of 3.2 percent; however, after factoring out the acceleration of tax refunds in 2014, tax receipts would decline on an annual basis;

•

Personal income tax growth consistent with the estimated wage and personal income growth discussed above, but tempered by April 2014 settlement results that were lower than the prior year, increased refunds generated by the payback of tax credits deferred in the 2010-2012 tax years, and tax cuts included in the Enacted Budget;

•	A return to trend taxable consumption growth after the above average growth experienced in fiscal year 2014;

•	Another decline in business tax receipts, due primarily to the credit deferral payback and Enacted Budget tax cuts;

•	A decline in estate tax receipts generated by Enacted Budget tax cuts; and

•	A slowdown in real estate transfer tax receipt growth consistent with long-term averages.

All Funds receipts in fiscal year 2015 are projected to total $141.6 billion, an increase of 2.9 percent from fiscal year 2014’s results.

State tax receipts are expected to increase 0.7 percent in fiscal year 2015. This modest increase is due to the factors noted above. Miscellaneous receipts growth is mainly due to the deposit of $1 billion from the State Insurance Fund reserve release in connection with Workers’ Compensation reforms enacted in the fiscal year 2014 budget.

Consistent with the projected growth in the New York economy over the multi-year Financial Plan period, all major tax categories are expected to grow, with the exception of business taxes and Other Taxes. The declines in these categories are the result of the payback of deferred tax credits and recently enacted tax law changes.

Approximately 60 percent of All Funds tax receipts are deposited into the General Fund. The remaining tax collections are dedicated for various purposes including STAR payments to school districts, debt service reserves, health care, and transportation. General Fund tax receipts are projected to total $42.7 billion in fiscal year 2015, virtually unchanged, from prior year results. General Fund miscellaneous receipts are expected to increase by $596 million (18.5 percent) mainly due to the deposit of funds related to fiscal year 2014’s Workers’ Compensation reforms, which is partly offset by the phase-out of the temporary utility assessment.

In general, overall base growth in tax receipts is dependent on a multitude of factors. In general, base tax receipts growth rates are determined by economic changes, including, but not limited to, changes in interest rates, prices, wages, employment, non-wage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes can influence taxpayer behavior, which also affect base tax receipts growth. State taxes account for approximately half of total All Funds receipts.

Personal Income Tax

Personal income tax is by far New York State’s largest source of tax receipts, accounting for approximately 64 percent of estimated fiscal year 2015 State tax receipts. The State’s personal income tax structure conforms closely to the Federal structure, however with modifications for the inclusion or exclusion of certain income. New York allows either a standard deduction or itemized deductions, whichever is greater. Although New York generally conforms to Federal rules pertaining to itemized deductions, the State imposes some additional limitations, mainly for high income taxpayers.

In addition, the personal income tax structure includes various exclusions, exemptions, tax credits, and other statutory devices designed to adjust State tax liability. These tax expenditures reduce the amount of a taxpayer’s liability to the State by providing either economic incentives or tax relief to particular entities to achieve a public purpose.

Overall base growth in personal income tax receipts is dependent on the forecast of economic changes, including, but not limited to, changes in wages, employment, nonwage income, and capital gains realizations.

All Funds receipts for fiscal year 2015 are projected to be $43.7 billion, an increase of $774 million (1.8 percent) from fiscal year 2014. This primarily reflects increases in withholding and estimated payments attributable to the 2014 tax year, partially offset by a substantial decline in tax year 2013 extension payments.

As of June 11, 2014, withholding in fiscal year 2015 was projected to be $1.8 billion (5.3 percent) higher compared to fiscal year 2014, due mainly to moderate wage growth. Extension payments are estimated to decline by $1.8 billion (35.2 percent) due to a combination of reduced capital gains realizations, relative to tax year 2012, and an adjustment in taxpayer behavior. The capital gains acceleration into tax year 2012 at the expense of tax year 2013 and thereafter, which was done in anticipation of the increase in Federal income tax rates between 2012 and 2013, served to create an inflated extension payments base. This income shifting was coupled with unusually high tax year 2012-related (fiscal year 2014) extension overpayments, leading to a significant tax year 2013-related (fiscal year 2015) extension payments decline. Estimated payments for tax year 2014 are projected to be $604 million (6.4 percent) higher. Final return payments and delinquencies are projected to be $230 million (9.6 percent) lower and $71 million (6 percent) higher, respectively.

As of June 11, 2014, the decline in total refunds of $370 million (4.3 percent) reflects a $328 million (15.8 percent) decrease in tax year 2014 refunds, a $625 million (11.6 percent) decrease in prior tax year 2013 refunds, a $36 million decrease in previous tax year 2012 and earlier refunds, and a $167 million (27.2 percent) decline in the State-City offset, partially offset by $785 million in advanced payments for the Family Tax Relief credit and the newly enacted Real Property Tax Freeze credit.

General Fund income tax receipts are net of deposits to the School Tax Relief (“STAR”) Fund, which provides property tax relief, and the Revenue Bond Tax Fund (“RBTF”), which supports debt service payments on State personal income tax revenue bonds. As of June 11, 2014, General Fund income tax receipts for fiscal year 2015 of $29.4 billion were expected to increase by $508 million (1.8 percent) from the prior year, mainly reflecting the increase in All Funds receipts noted above. RBTF deposits were projected to be $10.9 billion and the STAR transfer was projected to be $3.4 billion.

User Taxes and Fees

As of June 11, 2014, All Funds user taxes and fees receipts for fiscal year 2015 were estimated to be $15.4 billion, a 1.8 percent ($265 million) increase from fiscal year 2014 results. Sales tax receipts were expected to increase 3 percent ($379 million) from fiscal year 2014, resulting from 3.9 percent base growth (i.e., absent law changes) offset by law changes enacted with this and previous Budgets (vending machine exemption increase and Start-Up New York). Cigarette and tobacco collections were estimated to decline 10.6 percent ($154 million), primarily reflecting greater than trend declines in cigarette consumption (particularly in New York City) and cigar tax refunds resulting from new Department of Taxation and Finance tax guidance resulting, in part, from a non-binding Administrative Law Judge Determination (Matter of Davidoff of Geneva, Inc.). Motor fuel tax collections were expected to increase 3 percent ($14 million), rebounding from fiscal year 2014 losses caused by severe winter weather.

As of June 11, 2014, General Fund user taxes and fees receipts for fiscal year 2015 were estimated to total over $6.6 billion, an increase of 1.4 percent ($91 million) from fiscal year 2014. This increase largely reflects increased sales tax collections offset by greater than trend declines in cigarette collections and cigar tax refunds.

As of June 11, 2014, All Funds user taxes and fees receipts for fiscal year 2016 were projected to be $15.9 billion, an increase of 3.2 percent ($492 million) from fiscal year 2015 projections. The 3.7 percent ($481 million) increase in sales tax receipts reflected sales tax base growth of 3.6 percent due to strong projected disposable income growth. Highway use tax receipts were expected to increase 6.6 percent ($9 million) as fiscal year 2016 is a triennial renewal year.

As of June 11, 2014, General Fund user taxes and fees receipts were projected to total $6.9 billion in fiscal year 2016, a 3.8 percent ($256 million) increase from fiscal year 2015 estimates. The projected increase resulted from increases in sales, cigarette and tobacco, and alcoholic beverage tax receipts. The projected increase in cigarette and tobacco tax receipts was the result of an artificially low fiscal year 2015 base created by the cigar tax refunds mentioned earlier.

As of June 11, 2014, All Funds user taxes and fees were projected to increase to $16.3 billion (2.8 percent) in fiscal year 2017 and $16.8 billion (3 percent) in fiscal year 2018, representing base growth in sales tax receipts, offset slightly by trend declines in cigarette tax collections.

General Fund sales and use tax receipts are net of deposits to the Local Government Assistance Tax Fund (25 percent), and the Sales Tax Revenue Bond Fund (25 percent), which supports debt service payments on State sales and use tax revenue bonds. Receipts in excess of the debt service requirements of the funds and the local assistance payments to New York City, or its assignee, are transferred back to the General Fund. Receipts for both the Local Government Assistance Tax Fund and the Sales Tax Revenue Bond Fund are estimated at $3.0 billion in fiscal year 2015.

Business Taxes

As of June 11, 2014, All Funds business tax receipts for fiscal year 2015 were estimated at $7.7 billion, a 7.1 percent ($588 million) decrease from prior year results. The estimate reflected decreases from the first year of the credit deferral payback to taxpayers (an incremental refund increase of $273 million) and the Fiscal Year 2015 Enacted Budget tax changes which were estimated to reduce All Funds receipts by $193 million. Growth in the bank and insurance taxes was offset by declines in the corporate franchise tax (for the reasons stated below), the corporation and utilities tax and the petroleum business tax (“petroleum business tax”).

As of June 11, 2014, corporate franchise tax receipts were estimated to decrease 26.6 percent ($1 billion) in fiscal year 2015, reflecting the refund increment noted above ($273 million), and tax cuts for manufacturers enacted in the fiscal year 2014 and fiscal year 2015 budgets. The Fiscal Year 2014 Enacted Budget phased-in a 25 percent tax cut on all four manufacturing tax bases beginning in tax year 2014. Additionally, the Fiscal Year 2015 Enacted Budget reduced the entire net income tax rate to zero percent for qualified manufacturers effective for tax year 2014. The impact of these two actions was estimated to reduce fiscal year 2015 receipts by a total of $223 million from fiscal year 2014 receipts. In addition to these actions, audit receipts were expected to be 13.3 percent ($155 million) lower and refunds excluding the credit deferral payback were estimated to increase $214 million.

As of June 11, 2014, corporation and utilities tax receipts were expected to decline 1 percent ($8 million) in fiscal year 2015. Both gross receipts and audits were expected to decline from the prior year. The telecommunications sector was expected to show no growth from the prior year as consumers continue to increase their use of smart phones and social networks to communicate. Based on industry information, data revenue per user exceeded voice revenue per user for the first time at the end of calendar year 2013. Data revenue was nontaxable due to Federal law. It is expected that this trend will continue into calendar year 2014. Utility revenue was expected to increase slightly from the prior year which partially offsets the loss of payments made under section 186 due to the Long Island Power Authority (“LIPA”) restructuring enacted in the 2013 legislative session. Additionally, refunds were expected to be much lower in fiscal year 2015 due to an atypically large refund that was paid in fiscal year 2014.

As of June 11, 2014, insurance tax receipts were expected to increase 6.2 percent ($90 million) in fiscal year 2015. Strength in premiums growth from authorized insurers as well as unauthorized (excess line brokers) insurers was expected to be only partially offset by the impact of the State’s transition of (1) the medical portion of the Empire Plan to self-insurance (effective January 1, 2013) and (2) additional portions of the Empire Plan on January 1, 2014. This transition reduces insurance tax receipts since the State and local governments no longer remit the insurance tax as part of premium payments. Additionally, audits were expected to be higher and refunds lower in fiscal year 2015 than in fiscal year 2014.

As of June 11, 2014, bank tax receipts were estimated to increase 34.2 percent ($359 million) in fiscal year 2015. Gross receipts were expected to grow 27.4 percent in fiscal year 2015 as liability year 2014 rebounds from a weak 2013. Additionally, audit receipts were expected to increase nearly $113 million based on the expected case load and implementation of new audit procedures.

As of June 11, 2014, petroleum business tax receipts were expected to decrease 1.3 percent ($15 million) in fiscal year 2015, primarily due to the 0.8 percent decrease in petroleum business tax rates effective January 2014 and the estimated 4 percent decrease in petroleum business tax rates effective January 2015. These declines were partially offset by an expected rebound in taxable fuel consumption from fiscal year 2014 results that were depressed by severe winter weather.

As of June 11, 2014, General Fund business tax receipts for fiscal year 2015 of $5.4 billion were estimated to decrease 10.1 percent ($608 million) from fiscal year 2014 results, reflecting the All Funds trends discussed above.

The massive decline in bank tax receipts and the commensurate large increase in corporate franchise tax receipts beginning in fiscal year 2016 are the result of the repeal of the bank tax and resultant imposition of the corporate franchise tax on former bank taxpayers effective for tax year 2015. All Funds business tax receipts for fiscal year 2016 of $8 billion are projected to increase 4.3 percent ($328 million) from the prior year. The 2016 fiscal year includes Enacted Budget legislation that is expected to reduce All Funds tax receipts by $329 million. This year-over-year increase primarily reflects higher audits and lower refunds (the second year of the credit deferral payback to taxpayers is smaller than the amount estimated to be paid out in fiscal year 2014). Additionally, gross receipts are expected to grow 2.3 percent. Petroleum business tax receipts are expected to decrease 3.5 percent ($40 million) in fiscal year 2016, primarily due to the 4 percent decrease in petroleum business tax rates noted above and expected declines in taxable motor fuel consumption due to declining vehicle miles traveled and increases in average vehicle fuel efficiency.

As of June 11, 2014, General Fund business tax receipts for fiscal year 2016 of $5.7 billion were projected to increase 5.3 percent ($290 million), reflecting the All Funds trends discussed above.

All Funds business tax receipts for fiscal year 2017 and fiscal year 2018 reflect projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, the consumption of taxable telecommunications services, automobile fuel consumption and fuel prices. All Funds business tax receipts were projected to decrease to $7.9 billion (0.9 percent) in fiscal year 2017, and increase to $8.1 billion (2.2 percent) in fiscal year 2018. General Fund business tax receipts are expected to decrease to $5.6 billion (2.1 percent) in fiscal year 2017 and increase to $5.7 billion (2.1 percent) in fiscal year 2018. The decrease in fiscal year 2017 primarily reflects the reduction of the corporate entire net income tax rate to 6.5 percent from 7.1 percent that was implemented as part of corporate tax reform in the Fiscal Year 2015 Enacted Budget.

Other Taxes

As of June 11, 2014, All Funds other tax receipts for fiscal year 2015 were estimated to be nearly $2.2 billion, a 0.7 percent ($15 million) decrease from fiscal year 2014 results. This reflected a 4.8 percent ($59 million) decrease in estate tax receipts, partially offset by a 4.8 percent ($44 million) increase in real estate transfer tax receipts. The estate tax decrease was primarily the result of Enacted Budget legislation that raised the exemption level from $1 million to $5.25 million over a four-year phase-in period and an expected return in fiscal year 2015 to a number of super-large estate payments (payments of over $25 million) consistent with long-term trends. The 2015 fiscal year real estate transfer tax estimate reflects a slight drop-off from the record volume of transactions in New York City during fiscal year 2014, combined with modest price growth.

As of June 11, 2014, General Fund other tax receipts were expected to be nearly $1.2 billion in fiscal year 2015, a 4.7 percent ($59 million) decrease from fiscal year 2014 results, reflecting the estate tax change noted above.

As of June 11, 2014, All Funds other tax receipts for fiscal year 2016 were projected to be $2.2 billion, a 1.2 percent ($25 million) increase from fiscal year 2015 projections. This reflected projected growth in real estate transfer tax receipts due to projected continued growth in both the residential and commercial real estate markets, particularly in New York City, partially offset by a decline in projected estate tax receipts due to the continued phase-in of the increased exemption level.

As of June 11, 2014, General Fund other tax receipts were expected to total nearly $1.2 billion in fiscal year 2016, reflecting the 3.4 percent ($40 million) decrease in estate tax receipts noted above.

As of June 11, 2014, All Funds other tax receipts for fiscal year 2017 were projected to decrease to just over $2.1 billion (1.7 percent) from fiscal year 2016, then increase to nearly $2.2 billion (0.9 percent) in fiscal year 2018. This overall change is the result of the continued phase-in of the estate tax and the increasing value of property transfers. General Fund other tax receipts for fiscal year 2017 and fiscal year 2018 are projected to decrease by 8.2 percent and 4.7 percent, respectively, due to the projected decline in estate tax receipts noted above.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include monies received from Health Care Reform Act (“HCRA”) financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses.

As of June 11, 2014, All Funds miscellaneous receipts were estimated to total $25.7 billion in fiscal year 2015, an increase of 5.9 percent from prior year results. This increase was primarily due to the expected General Fund deposit of $1 billion from the State Insurance Fund reserve release in connection with Workers’ Compensation law changes in the fiscal year 2014 budget, as well as variations in the level of receipts for health care surcharges and other HCRA resources, licensing fees associated with commercial gaming, bond proceeds, atypical fines and the phase-out of the temporary utility assessment.

Aid from the Federal government helps pay for a variety of programs including Medicaid, temporary and disability assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in Federally-reimbursed spending. Accordingly, the DOB typically projects Federal reimbursements are expected to be received in the State fiscal year in which spending occurs, but due to the variable timing of Federal grant receipts, actual results often differ from the plan.

All Funds miscellaneous receipts are projected to decrease annually beginning in fiscal year 2016, mainly due to reduced transfers from State Insurance Fund, the phase-out of the temporary utility assessment, and bond proceeds available to fund capital improvement projects.

As of June 11, 2014, All Funds Federal grants were expected to increase in fiscal year 2015, which was mainly driven by enhanced Federal Medicaid funding associated with the ACA. Federal grants were expected to grow to $49.8 billion by fiscal year 2018, reflecting the continuation of growth in Federal Medicaid spending associated with the ACA, partly offset by the expected phase-down of costs associated with Federal disaster assistance aid.

Disbursements

As of June 11, 2014, total disbursements in fiscal year 2015 were estimated at $63.1 billion in the State’s General Fund and $92.2 billion in total State Operating Funds. Over the multi-year Financial Plan, State Operating Funds spending projections assume Medicaid and School Aid are expected to grow at their statutorily-indexed rates. Medicaid, education, pension costs, employee and retiree health benefits, and debt service are significant drivers of annual spending growth.

The multi-year disbursements projections take into account various factors, including agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections account for the timing of payments, since not all of the amounts appropriated in the budget are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in state special revenue funds, as of June 11, 2014, had been adjusted downward in all fiscal years based on typical spending patterns and the observed variance between estimated and actual results over time.

Local Assistance Grants

Local assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. Local assistance spending in State Operating Funds is estimated at $61.2 billion in fiscal year 2015 and accounts for nearly two-thirds of total State Operating Funds spending. Education and health care spending account for approximately two-thirds of local assistance spending.

Education

School Aid

School Aid helps support elementary and secondary education for New York pupils enrolled in 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

School Year (July 1 - June 30)

As of June 11, 2014, School Aid was expected to total $22.2 billion in School Year (“school year”) 2015, an increase of $1.1 billion (5.3 percent) from school year 2014. This increase was provided largely through $853 million of additional general operating support to school districts, consisting of a $602 million restoration in the Gap Elimination Adjustment (“GEA”) and a $251 million increase in Foundation Aid. Another $275 million supports increased reimbursement in expense-based aid programs (e.g., transportation, Boards of Cooperative Educational Services, school construction) and other miscellaneous aid categories.

The Fiscal Year 2015 Enacted Budget also provides $340 million of recurring annual funding to support Statewide Universal Full-Day Pre-Kindergarten programs in order to incentivize and fund state-of-the-art programs and encourage creativity through competition. As of June 11, 2014, these programs were expected to begin in the fall of 2014.

Based on the final recommendations of the Governor’s New NY Education Reform Commission, the Fiscal Year 2015 Enacted Budget establishes a $20 million Teacher Excellence Fund and provides $5 million for additional Pathways in Technology Early College High School (“P-TECH”) grants.

Finally, the Fiscal Year 2015 Enacted Budget maintains the two-year appropriation that continues Education Law provisions. School Aid is projected to increase by an additional $864 million (3.9 percent) in school year 2016 and $1.1 billion (4.7 percent) in school year 2017. School Aid is projected to reach an annual total of $25.4 billion in school year 2018.

State Fiscal Year

The State finances School Aid from General Fund receipts and from Lottery Fund receipts, including video lottery terminals (“VLTs”), which are accounted for and disbursed from a dedicated account. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which it is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.

State spending for School Aid is projected to total $21.7 billion in fiscal year 2015. In future years, receipts available to finance this category of aid from core lottery sales are projected to remain stable. Beginning in fiscal year 2016, School Aid spending is slated to be supplemented by commercial gaming revenues. In addition to State aid, school districts receive approximately $3 billion annually in Federal categorical aid.

Other Education Aid

In addition to School Aid, the State provides funding and support for various other education-related initiatives. These include: special education services; pre-kindergarten through grade 12 education programs; cultural education; higher and professional education programs; and adult career and continuing education services.

New York State provides a full spectrum of special education services to over 400,000 students with disabilities from ages 3 to 21. Major programs under the Office of Pre-kindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school lunch and breakfast program, after school programs and other educational grant programs. Higher and professional education programs monitor the quality and availability of postsecondary education programs and regulate the licensing and oversight of 50 professions. Adult career and continuing education services focuses on the education and employment needs of New York State’s adult citizens, including ensuring that such individuals have access to a “one-stop” source for all their employment needs and that they are made aware of the full range of services available in other agencies.

Special education growth is primarily driven by an increase in enrollment and an increase in the level of services ordered for students in the preschool special education and the summer school special education programs. In relation to special education programs, the Fiscal Year 2015 Enacted Budget advances targeted reforms to improve fiscal practices and service delivery. The decrease in other education spending for fiscal year 2016 relative to fiscal year 2015 is driven primarily by one-time costs associated with the timing of claims-based aid payments and targeted aid and grants in fiscal year 2015.

School Tax Relief (“STAR”) Program

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. Lower-income senior citizens are expected to receive a $64,200 exemption in fiscal year 2015. The Department of Taxation and Finance oversees local property assessment administration and is responsible for establishing STAR property tax exemption amounts.

The three components of STAR and their approximate shares in fiscal year 2015 are: the basic school property tax exemption for homeowners with income under $500,000 (56 percent); the enhanced school property tax exemption for senior citizen homeowners with incomes under $81,900 (26 percent); and a flat refundable credit and rate reduction for income-eligible New York City resident personal income taxpayers (18 percent).

Spending for the STAR property tax exemption reflects reimbursements made to school districts to offset the reduction in property tax revenues. As of June 11, 2014, the annual increase in a qualifying homeowner’s STAR exemption benefit was limited to 2 percent. New York City personal income taxpayers with annual incomes over $500,000 have a reduced benefit.

The spending growth is primarily a reflection of the number of STAR exemption recipients who are expected to participate in the program.

Higher Education

Local assistance for higher education spending includes funding for the City University of New York (“CUNY”), SUNY and the Higher Education Services Corporation (“HESC”).

The State provides assistance for CUNY’s senior college operations, and works in conjunction with New York City to support CUNY’s community colleges. The CUNY system is the largest urban public university system in the nation. Funding for SUNY supports 30 community colleges across multiple campuses.

The State also provides a sizeable benefit to CUNY and SUNY through the debt service it pays on bond-financed capital projects at the universities. State debt service payments for capital projects at SUNY and CUNY are expected to total about $1.2 billion in fiscal year 2015 (this is not reflected in the annual spending totals for the universities). The HESC administers the Tuition Assistance Program (“TAP”) that provides awards to income-eligible students. It also provides centralized processing for other student financial aid programs, and offers prospective students information and guidance on how to finance a college education. The financial aid programs that the HESC administers are funded by the State and the Federal government.

Annual growth by CUNY across the multi-year Financial Plan reflects the net impact of additional base operating support at community colleges and fringe benefit cost increases at senior colleges. Growth in HESC reflects the implementation of a new scholarship for science, technology, engineering and mathematics as well as a $165 increase to the maximum TAP award. SUNY local assistance reflects the net impact of additional base operating aid and enrollment changes at community colleges.

Health Care

Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. The State Department of Health (“DOH”) works with local health departments and social services departments, including New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under the DOH, but many programs are supported through multi-agency efforts.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments. Eligible services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care, the Family Health Plus (“FHP”)1 program and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).

In fiscal year 2012, legislation was enacted to limit the year-to-year growth in State funds Medicaid spending to the ten-year rolling average in the medical component of the Consumer Price Index (“CPI”). The statutory provisions of the Medicaid spending cap (or “Global Cap”) also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from the event of a natural or other type of disaster. The Fiscal Year 2015 Enacted Budget reflects the continuation of the Medicaid spending cap for fiscal year 2015 and fiscal year 2016 and the Financial Plan assumes that statutory authority will be extended in subsequent years. Allowable growth under the cap is 3.8 percent for fiscal year 2015. The DOB estimates the cap growth to be 3.6 percent in fiscal year 2016; 3.4 percent in fiscal year 2017; and 3.3 percent in fiscal year 2018 attributed to projected CPI reductions.

The Global Cap applies to a majority of the State’s share of Medicaid spending that is budgeted and expended principally through the DOH. However, the Global Cap excludes State costs associated with the

[1]	The Fiscal Year 2014 Enacted Budget eliminated the FHP program effective January 1, 2015. The majority of the population receiving health care benefits through FHP is expected to begin receiving more robust health care benefits through the Medicaid program, pursuant to new Medicaid eligibility thresholds and increased Federal payments pursuant to the ACA. The remaining FHP population, those above Medicaid levels, will be eligible for Federal tax credits in the New York State of Health insurance benefit exchange and the State will pay remaining out-of-pocket costs for these individuals up to previous FHP levels.

takeover of local Medicaid growth and the multi-year assumption of local Medicaid Administration, as well as increased Federal financial participation that became effective in January 2014. State share Medicaid spending also appears in the Financial Plan estimates for other State agencies, including the mental hygiene agencies, child welfare programs, education aid and the Department of Corrections and Community Supervision (“DOCCS”).

The State share of DOH Medicaid spending is financed by a combination of the General Fund, HCRA, provider assessment revenue, and indigent care payments.

Beginning in fiscal year 2014, certain Office for People with Developmental Disabilities (“OPWDD”)-related Medicaid costs were financed within available resources under the Global Cap to alleviate the financial impact of reduced Federal revenue associated with the reimbursement of Medicaid costs at State-operated facilities providing developmental disability services. In fiscal year 2015, additional costs were funded under the cap to benefit the State Financial Plan. These costs were accommodated through the State’s implementation of the MRT initiatives; cash management improvements; and the utilization of Federal resources associated with the ACA.

Fluctuation in enrollment, costs of provider health care services (particularly in managed care), and utilization levels drive higher Medicaid spending that must be managed within the Global Cap. The number of Medicaid recipients is expected to exceed 5.8 million by the end of fiscal year 2015, a 6.3 percent increase from the caseload of 5.5 million, as of June 11, 2014. This expected growth is mainly attributable to expanded eligibility pursuant to the ACA. Under the provisions of the ACA, which became effective in January 2014, the Federal government is expected to finance a greater share of Medicaid costs, the impact of which is expected to lower growth in the State share of Medicaid.

Public Health/Aging Programs

Public Health includes the Child Health Plus (“CHP”) program that finances health insurance coverage for children of low-income families up to the age of 19, the General Public Health Works (“GPHW”) program that reimburses local health departments for the cost of providing certain public health services, the Elderly Pharmaceutical Insurance Coverage (“EPIC”) program that provides prescription drug insurance to seniors, and the Early Intervention (“EI”) program that pays for services to infants and toddlers under the age of three with disabilities or developmental delays. Many public health programs, such as the EI and GPHW programs, are run by county health departments and reimbursed by the State for a share of program costs. The State spending projections do not include the county share of public health funding. In addition, a significant portion of HCRA spending is included under the public health budget.

The State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county agencies on aging and local providers.

The CHP spending is expected to grow in fiscal year 2015 due to forecasted caseload growth under the ACA. As CHP enrollment increases, initial costs are expected to be incurred by the State until enhanced Federal participation rates become effective beginning in fiscal year 2016. The Fiscal Year 2015 Enacted Budget holds CHP reimbursement rates in fiscal year 2015 at 2014 fiscal year levels.

GPHW spending growth in fiscal year 2015 is primarily attributable to the timing of a one-time recoupment from New York City which resulted in a lower 2014 fiscal year spending relative to historical patterns. Beginning in fiscal year 2015, spending growth is expected to be managed at moderate levels in part through lower projected county claiming, as well as through encouraging enrollment in other insurance for clinical prenatal care services supported through GPHW as of June 11, 2014.

EPIC program spending is projected to decline through fiscal year 2016 due to enrollment changes. Growth in fiscal year 2017 and fiscal year 2018 reflects the expansion of the EPIC program based on increased income limits for services.

Program growth for Early Intervention in fiscal year 2015 is mainly due to additional funding provided with the Enacted Budget to reimburse certain pending claims. This growth is expected to remain flat through the remainder of the Financial Plan, as enrollment is expected to be stable. Increased spending for HCRA programs in fiscal year 2015 is attributable to an additional $25 million annual subsidy for the Roswell Park Cancer Institute (“RPCI”), which is intended to offset the expiration of capital grant awards in order to maintain the current level of State funding for the RPCI.

HCRA Financial Plan

HCRA was established in 1996 to help finance a portion of State health care activities. Extensions and modifications to HCRA have financed new health care programs, including FHP and CHP. HCRA has also provided additional financing for the health care industry, including investments in worker recruitment and retention, and the Health Care Efficiency and Affordability Law for New Yorkers (“HEAL NY”) program for capital improvements to health care facilities (funding was completed during fiscal year 2014). HCRA authorization has been extended through fiscal year 2017, pursuant to legislation included in the Enacted Budget.

HCRA is expected to remain in balance over the multi-year projection period. Under the current HCRA appropriation structure, spending reductions will occur if resources are insufficient to meet spending levels. Any potential spending reductions could affect General Fund Medicaid Funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA are expected to finance Medicaid costs that would otherwise be paid from the General Fund.

HCRA receipts include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. These resources are used to fund roughly 20 percent of the State Share of Medicaid, FHP, CHP, HEAL NY, EPIC, physician excess medical malpractice insurance, and Indigent Care payments, which provide funding to hospitals serving a disproportionate share of individuals without health insurance.

HCRA receipts are estimated to grow 1.7 percent on average through fiscal year 2018. Surcharge and assessment revenue is expected to increase due to expanded coverage under the ACA, and is slated to be dedicated to finance additional administrative costs associated with the New York State of Health Exchange. This growth is partly offset by projected declines in cigarette tax revenue due to declining tobacco consumption.

HCRA spending is expected to increase by $187 million in fiscal year 2015 and total $5.5 billion. The most significant areas of growth include additional financing of the State share of Medicaid costs; capital costs associated with the implementation of the new All Payers Claims Database (“APCD”) and Statewide Health Information Network for New York (“SHIN-NY”), which is expected to improve information capabilities and increase efficiency associated with health insurance claiming; and a $25 million increase in annual funding for RPCI to offset the expiration of other capital grant award funding.

The Enacted Budget is expected to lower costs associated with certain programs financed with HCRA revenue, the most notable of which is a planned freeze of reimbursement rates associated with the CHP program for one year.

Mental Hygiene

The Department of Mental Hygiene is comprised of three independent agencies: Office for People with Developmental Disabilities (“OPWDD”), the Office of Mental Health (“OMH”), and the Office of Alcoholism and

Substance Abuse Services (“OASAS”). Services are administered to adults with serious and persistent mental illness; children with serious emotional disturbances; individuals with developmental disabilities and their families; persons with chemical dependencies; and individuals with compulsive gambling problems. These agencies provide services directly to their patients through State-operated facilities and indirectly through community service providers. The costs associated with providing these services are funded by reimbursement from Medicaid, Medicare, third-party insurance and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, which were issued to finance improvements to infrastructure at mental hygiene facilities throughout the State, with the remaining revenue used to support State operating costs.

Legislation enacted in fiscal year 2013 established the Justice Center for the Protection of People with Special Needs, which has the primary responsibility for tracking, investigating and pursuing serious abuse/neglect complaints at facilities and provider settings operated, certified, or licensed by six State agencies.

Local assistance spending accounts for nearly half of total mental hygiene spending from State Operating Funds, and as of June 11, 2014, was projected to grow by an average rate of 6.4 percent annually. The main factor driving this level of growth was the phase-down of the Mental Hygiene Stabilization Fund, whereby certain OPWDD-related Medicaid costs were funded under the Medicaid Global Cap. When adjusting for the phase-down of the Mental Hygiene Stabilization Fund, local program spending was expected to increase by an average annual rate of 4.9 percent, and was mainly attributable to increases in the projected State share of Medicaid costs and projected expansion of the various mental hygiene service systems, including costs associated with developing new OPWDD residential and non-residential services; expansions in community mental health services intended to reduce reliance on inpatient treatment; developing new opiate and heroin treatment and prevention programs; the New York/New York III Supportive Housing agreement; and community beds that, as of June 11, 2014, were under development for adult home and nursing home residents with mental illness. Additional out-year spending is assumed in Financial Plan estimates for costs associated with efforts to move individuals to the least restrictive setting possible, as well as several chemical dependence treatment and prevention initiatives for individuals receiving services through OASAS.

In fiscal year 2015, additional OPWDD-related Medicaid costs were funded under the cap to benefit the State Financial Plan. These costs were accommodated through the State’s implementation of the MRT initiatives; cash management improvements; and the utilization of Federal resources associated with the ACA.

The Enacted Budget replaces the statutorily-indexed COLA with a 2 percent increase, beginning in January 2015, to support salary increases for direct care and direct support workers and payments to Foster/Adoptive parents. Additionally, the Enacted Budget also authorizes another 2 percent increase beginning in April 2015 for the same individuals, with the April 2015 increase expanded to also include clinical staff. In total, the Enacted Budget commits $13 million in fiscal year 2015, growing to $122 million in fiscal year 2016 to support salary increases for the lowest paid not-for-profit workers and Foster/Adoptive parents.

Social Services

The Office of Temporary and Disability Assistance (“OTDA”) local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs include Family Assistance, Safety Net Assistance and Supplemental Security Income (“SSI”). The Family Assistance program, which is financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled.

As of October 1, 2014, the State is expecting to assume responsibility for administration of the State’s SSI Supplementation program from the Federal government, which is expected to generate savings and result in an annual spending decline. The DOB estimates a decline in projected costs for public assistance due to an expected 2.8 percent annual decrease in average public assistance caseload, which is projected to total 564,167 recipients in fiscal year 2015. Approximately 249,131 families are expected to receive benefits through the Family Assistance program in fiscal year 2015, a decrease of 3.6 percent from fiscal year 2014. In the Safety Net program an average of 120,186 families are expected to be helped in fiscal year 2015, a decrease of 4.2 percent from fiscal year 2014. The caseload for single adults/childless couples supported through the Safety Net program is projected at 194,850 in fiscal year 2015, a decrease of 0.8 percent from fiscal year 2014.

The Office of Children and Family Services (“OCFS”) provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State’s system of family support and child welfare services administered by social services departments and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services intended to reduce out-of-home placement of children. In addition, the (millions of dollars) Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.

The OCFS spending in fiscal year 2015 is projected to decline from fiscal year 2014 levels, mainly due to a decrease in spending on Child Welfare Services that is attributable to lower estimated claims. Increased Day Care spending includes a $55 million subsidy increase and a drop in Federal aid that resulted in a State share increase to maintain program funding. In addition, the Committees on Special Education growth is based on the five-year historical average of 4.5 percent pursuant to caseload changes and rate increases for both in-state and out-of-state placements.

Transportation

As of June 11, 2014, in fiscal year 2015, the Department of Transportation (“DOT”) was expected to provide $4.8 billion to support the operating costs of the Statewide mass transit systems financed from dedicated taxes and fees. The Metropolitan Transportation Authority (“MTA”), due to the size and scope of its transit and commuter rail systems, receives the majority of the statewide mass transit operating aid. In addition, the MTA receives operating support from the Mobility Tax and MTA Aid Trust Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District (“MCTD”). The State collects these taxes and fees on behalf of, and disburses the entire amount to, the MTA to support the transit and commuter rail systems. Pursuant to legislation enacted in December 2011, MTA payroll tax was eliminated for all elementary and secondary schools and small business operators within the MCTD, and, as of June 11, 2014, the General Fund provided additional annual support, subject to appropriation, to the MTA to make up for the resulting loss of revenue.

As of June 11, 2014, increased operating aid to the MTA and other transit systems reflected the current receipts forecast and the timing of resources due to transactional delays during fiscal year 2014.

The Enacted Budget includes legislative authorization to offset General Fund support for MTA-related debt service costs by transferring $30 million in dedicated resources from the Metropolitan Mass Transportation Operating Assistance (“MMTOA”) account to the General Debt Service Fund. The Financial Plan also assumes that $20 million in MMTOA resources will be available to offset MTA-related debt service costs on an annual basis beginning in fiscal year 2016.

All other Local Assistance Spending

Direct aid to local governments includes the Aid and Incentives for Municipalities (“AIM”) program, which was created in the 2006 fiscal year to consolidate various unrestricted local aid funding streams; miscellaneous financial assistance for certain counties, towns, and villages; and efficiency-based incentive grants provided to local governments.

Spending for AIM efficiency incentive grants increased over the multi-year period reflecting the anticipated awards from the Financial Restructuring Board for Local Governments.

Agency Operations

Agency operating costs include personal service, non-personal service, and General State Charges (“GSCs”). Personal service costs include the salaries of State employees of the Executive, Legislative, and Judicial branches; as well as the salaries of temporary/seasonal employees. Non-personal service costs reflect the cost of operating State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology (“IT”), and professional business services), supplies and materials, equipment, and telephone service. GSCs reflect the costs of fringe benefits (i.e., pensions, health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State, such as taxes on public lands and litigations. Certain agency operations of Transportation and Motor Vehicles are included in the capital projects fund type and are not reflected in the State Operating Funds totals.

Approximately 94 percent of the State workforce is unionized. The largest unions include the Civil Service Employees Association (“CSEA”), which represents office support staff and administrative personnel, machine operators, skilled trade workers, (millions of dollars) and therapeutic and custodial care staff; the Public Employees Federation (“PEF”), which represents professional and technical personnel (i.e., attorneys, nurses, accountants, engineers, social workers, and institution teachers); the United University Professions (“UUP”), which represents faculty and non-teaching professional staff within the State University system; and the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), which represents security personnel (correction officers, safety and security officers).

The majority of State agencies are expected to hold personal service and non-personal service spending constant over the plan period. Costs from collective bargaining agreements, which include 2 percent salary increases in fiscal year 2015 and fiscal year 2016 (for certain unions), applicable lump sum payments of $225, and repayment of a portion of the deficit reduction adjustment made to employee salaries, are expected to be funded from operational savings.

Gaming, health care, and SUNY are three areas expected to experience limited programmatic growth over the ensuing four years. The growth in gaming is attributable to activities related to casino development and oversight. Increases in the DOH are expected to be primarily driven by the State’s implementation of the New York State of Health insurance benefit exchange, the State’s insurance marketplace program as mandated by the ACA. Beginning in fiscal year 2015, program costs for New York State of Health are partially offset by Federal grants; however, the DOH must fully absorb the start-up costs by fiscal year 2016. SUNY spending is driven by tuition funding and reflects anticipated operating needs.

Other increases are technical in nature and reflect funding reclassifications or administrative reconciliations. For example, growth in Temporary and Disability Assistance reflects the reclassification of local assistance contracts to agency operation spending; while the consolidation of state agency IT functions into one central agency, IT Services, drives a higher cost in fiscal year 2015 compared to fiscal year 2014. In addition, the State’s workforce is paid on a bi-weekly basis, weekly pay cycles that alternate between Administrative and Institutional payrolls. There are typically 26 pay periods in a fiscal year. In fiscal year 2016, employees in the Mental Hygiene and DOCCS facilities are slated to have one additional institutional payroll.

In fiscal year 2015, $12.6 billion or 13.6 percent of the State Operating Funds Budget is projected to be spent on personal service costs and supports roughly 98,700 full-time equivalent (“FTE”) employees under direct Executive control and another 15,100 employees of the Legislature and Judiciary. Roughly 75 percent of all personal service spending occurs in four areas: SUNY, the Mental Hygiene agencies, DOCCS, and Judiciary.

General State Charges

Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, the State’s share of Social Security, health insurance, workers’ compensation, unemployment insurance, and dental and vision benefits. The majority of employee fringe benefit costs are paid centrally from statewide appropriations. However, certain agencies, including the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through GSCs are paid from the General Fund in the first instance, and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The largest General Fund reimbursement comes from the mental hygiene agencies.

GSCs also include fixed costs for several categories including State payments in lieu of taxes, payments for local assessments on State-owned land and judgments against the State pursuant to the Court of Claims Act.

As of June 11, 2014, GSCs were projected to increase at an average annual rate of 3.1 percent over the Financial Plan period due mainly to projected growth in the employer share of cost of employee and retiree health insurance and social security payments, which generally move in tandem with the State’s personal service costs. Fixed costs are projected to average approximately $395 million annually over the multi-year plan. The declines in fiscal year 2016 and fiscal year 2017 reflect the expected final litigation payments for certain settlements.

Transfers to other Funds (General Fund Basis)

General Fund transfers help finance the State’s share of Medicaid costs for mental hygiene facilities, debt service for bonds that do not have dedicated revenues, SUNY operating costs, certain capital initiatives, and a range of other activities.

A significant portion of the capital and operating expenses of DOT and the Department of Motor Vehicles (“DMV”) are funded from the Dedicated Highway and Bridge Trust Fund (“DHBTF”). The Fund receives various dedicated tax and fee revenues, including the petroleum business tax, motor fuel tax, and highway use taxes. The Financial Plan includes transfers from the General Fund that effectively subsidize the expenses of the DHBTF. The subsidy is required because the cumulative expenses of the fund – capital and operating expenses of DOT and DMV, debt service on certain transportation bonds – exceed current and projected revenue deposits and bond proceeds.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (e.g., the Dormitory Authority of the State of New York (“DASNY”), Empire State Development (“ESD”), and the Thruway Authority, subject to an appropriation). Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

As of June 11, 2014, total debt service was projected at $5.6 billion in fiscal year 2015, of which approximately $1.1 billion was paid from the General Fund through transfers, and $4.6 billion from other State funds. The General Fund transfer finances debt service payments on general obligation and service contract bonds. Debt service was paid directly from other State funds for the State’s revenue bonds, including personal income tax and Sales Tax bonds, DHBTF bonds, and mental health facilities bonds.

As of June 11, 2014, Enacted Budget estimates for debt service spending had been revised to reflect a number of factors, including actual bond sales through fiscal year 2014 and revised estimates for future bonding levels, including increased debt service costs associated with additional capital commitments. Also, fiscal year 2015 spending estimates assume the prepayment of $350 million of debt service that is due during fiscal year 2016. Excluding prepayments, debt service is projected to remain flat year-over-year.

PRIOR FISCAL YEARS

Cash-Basis Results

General Fund Fiscal Years 2012 through 2013

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.

Recent Trends

With State receipts slowly recovering, the State has allowed limited spending growth to meet the demand for services. In addition, rainy day reserve fund balances have been supported and maintained.

Fiscal Year 2014

The State ended fiscal year 2014 in balance on a cash basis in the General Fund, and maintained a closing balance of $2.24 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $350 million in the Rainy Day Reserve, $87 million in the Community Projects Fund, $21 million in the Contingency Reserve, $45 million reserved for potential retroactive labor settlements, $58 million that has been transferred to a fiduciary fund to account for proceeds realized from a settlement between J.P. Morgan and the State, and $543 million in an undesignated fund balance. The 2014 fiscal year’s closing balance was $625 million greater than the 2013 fiscal year’s closing balance, reflecting an increase in the level of available resources to the State.

General Fund receipts, including transfers from other funds, totaled $61.9 billion in fiscal year 2014, an increase of $3.1 billion (5.2 percent) from the prior fiscal year. Tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $3.2 billion (5.8 percent) higher than in the prior fiscal year, reflecting an increase in all major tax categories. Miscellaneous receipts and Federal grants were $347 million lower than the prior fiscal year, reflecting one-time receipts from settlements during fiscal year 2013. Non-tax transfers were $242 million greater than the prior fiscal year, due to the timing of certain transactions.

General Fund disbursements, including transfers to other funds, totaled $61.2 billion in fiscal year 2014, an increase of $2.3 billion (3.9 percent) from the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid; increased transfers in support of capital projects and debt service payments; partly offset by reduced costs for agency operations.

Fiscal Year 2013

The State ended fiscal year 2013 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The 2013 fiscal year’s closing balance was $177 million less than the 2012 fiscal year’s closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

General Fund receipts, including transfers from other funds, totaled $58.8 billion in fiscal year 2013. Total receipts during fiscal year 2013 were $1.9 billion (3.3 percent) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($1.0 billion) and business tax collections ($493 million). General Fund miscellaneous receipts also increased, largely due to one-time receipts from a settlement between the Department of Financial Services and Standard Chartered Bank.

General Fund disbursements, including transfers to other funds, totaled $59.0 billion in fiscal year 2013, $2.5 billion (4.4 percent) higher than in the prior fiscal year. This reflected expected growth in various local assistance programs, including education and Medicaid, both of which were subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

Fiscal Year 2012

The State ended fiscal year 2012 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.79 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $102 million in the Community Projects Fund, $21 million in the Contingency Reserve, $283 million reserved for potential retroactive labor settlements, and $75 million in an undesignated fund balance. The 2012 fiscal year’s closing balance was $411 million greater than the 2011 fiscal year’s closing balance, which largely reflected actions to establish designated resources that could be used to address costs associated with potential retroactive labor agreements, and to build the State’s general emergency reserve fund balances. The State made a $100 million deposit to the Tax Stabilization Reserve at the close of fiscal year 2012, the first deposit to the State’s “rainy day” reserves (including the Tax Stabilization Reserve fund and the Rainy Day Reserve fund) since the fiscal year 2008.

General Fund receipts, including transfers from other funds, totaled $56.9 billion in fiscal year 2012. Total receipts during fiscal year 2012 were $2.5 billion (4.5 percent) higher than in the prior fiscal year. Total tax receipts were $3.1 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($2.4 billion) and business tax collections ($481 million). A decrease in the level of excess balances transferred from other funds partly offset the annual increase in tax receipts.

General Fund disbursements, including transfers to other funds, totaled $56.5 billion in fiscal year 2012, $1.1 billion (2.0 percent) higher than in the prior fiscal year. Excluding the impact of a $2.1 billion school aid deferral from March 2010 to the statutory deadline of June 2010, annual spending grew by $3.2 billion. Spending growth was largely due to the phase-out of extraordinary Federal aid (including the enhanced Federal share of Medicaid, Federal American Recovery and Reinvestment Act of 2009 (“ARRA”) Stabilization funding, and the Temporary Assistance for Needy Families (“TANF”) Emergency Contingency Fund) that temporarily reduced State-share spending in fiscal year 2011. Annual General Fund spending for agency operations in fiscal year 2012 was lower than in fiscal year 2011, consistent with management expectations and continued efforts in managing the workforce and controlling costs. Annual growth in GSCs was mainly due to employee fringe benefit costs and workers’ compensation payments; the pre-payment of pension costs during the final quarter of fiscal year 2012; and lower reimbursement from non-General Funds.

State Operating Funds Fiscal Years 2012 through 2014

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited.

Fiscal Year 2014

State Operating Funds receipts totaled $88.9 billion in fiscal year 2014, an increase of $3.9 billion over the 2013 fiscal year’s results. Disbursements totaled $90.6 billion in fiscal year 2014, an increase of $1.8 billion from the 2013 fiscal year’s results. The State ended fiscal year 2014 with a State Operating Funds cash balance of $4.8 billion. In addition to the $2.2 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.3 billion and the debt service funds had a closing balance of $234 million. The special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the preservation of moneys needed for debt service payments to bond holders.

Fiscal Year 2013

State Operating Funds receipts totaled $85.1 billion in fiscal year 2013, an increase of $2.5 billion over the 2012 fiscal year’s results. Disbursements totaled $88.8 billion in fiscal year 2013, an increase of $1.7 billion from the 2012 fiscal year’s results. The State ended fiscal year 2013 with a State Operating Funds cash balance of $4.4 billion. In addition to the $1.6 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.4 billion and the debt service funds had a closing balance of $381 million. The special revenue fund balances were held in numerous funds and accounts that supported a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the preservation of moneys needed for debt service payments to bond holders.

Fiscal Year 2012

State Operating Funds receipts totaled $82.6 billion in fiscal year 2012, an increase of $3.8 billion over the 2011 fiscal year’s results. Disbursements totaled $87.2 billion in fiscal year 2012, an increase of $2.8 billion from the 2011 fiscal year’s results. The State ended fiscal year 2012 with a State Operating Funds cash balance of $3.8 billion. In addition to the $1.8 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $1.6 billion and the debt service funds had a closing balance of $428 million. The remaining special revenue fund balances were held in numerous funds and accounts that supported a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the preservation of moneys needed for debt service payments to bond holders.

All Funds Fiscal Years 2012 through 2014

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity, and includes spending from Federal funds and capital projects funds.

Fiscal Year 2014

All Funds receipts for fiscal year 2014 totaled $137.7 billion, an increase of $4.5 billion over fiscal year 2013 results. All Funds tax receipts during fiscal year 2014 were $3.4 billion higher than receipts collected during the prior year, with 80 percent of the growth attributable to higher personal income tax collections ($2.7 billion), due largely to strength in withholding as a result of a strong bonus season in the financial sector, as well as higher extension payments due to taxpayers accelerating income into the 2012 tax year in order to avoid increased Federal rates in 2013. The overall gains in year-over-year personal income tax collections were partly offset by growth in refunds and other offsets related to tax year 2012. Other growth in tax receipts includes higher user tax collections ($484 million) associated with recurring and non-recurring taxable purchases such as auto sales, entertainment activities, and expenses for post-Sandy repair work; and higher other taxes ($375 million), which is attributable to growth in real estate transfer tax liability (particularly in New York City) and growth in estate tax receipts, both in terms of volume and average amount. Decreased business tax receipts ($205 million) were driven by lower gross collections for insurance and bank taxes due to weak 2013 liability payments. Growth in miscellaneous receipts are mainly attributable to the additional Tribal-State revenues pursuant to the recently settled compact agreements ($482 million); partly offset by lower abandoned property collections ($181 million) and the loss of Medicaid payments from Monroe County ($151 million), which entered the State’s Medicaid local cap program in February 2013, thereby eliminating the need for the State to intercept a portion of the county’s sales tax collections in lieu of payment. The remaining growth in receipts is in Federal grants ($946 million), and is generally a result of increased Federal program spending, as described in greater detail below.

All Funds disbursements for fiscal year 2014 totaled $137.5 billion, an increase of $4.4 billion over fiscal year 2013 results. More than half of the $4.4 billion annual increase in All Funds spending during fiscal year 2014 was attributable to higher Federal spending ($2.4 billion), mainly in the areas of Medicaid ($908 million), driven by typical growth factors and increased Federal spending due to the impact of the ACA that went into effect on January 1, 2014; disaster assistance ($525 million) associated with Sandy-related storm recovery activities; public assistance programs ($586 million) as a result of spendout of higher prior year grant awards and education ($520 million), where payments assumed for fiscal year 2013 were not paid until the early part of fiscal year 2014.

Growth in local assistance spending was driven mainly by budgeted spending growth in the areas of Medicaid ($363 million) and school aid ($257 million); as well as for transit operating aid costs ($419 million) based on the timing of available resources; and for higher education spending ($185 million) due to the timing of certain payments and increased support for CUNY fringe benefits. Partly offsetting the overall local spending growth was reduced annual costs associated with OPWDD-related Medicaid Payments ($835 million), reflecting the shifting of certain program costs to the DOH in order to be managed under the Global Cap, a shift which was integrated into fiscal year 2014 Enacted Budget in order to mitigate the impact of reduced Federal reimbursement rates for Medicaid eligible expenses incurred at OPWDD-operated facilities that went into effect April 1, 2013.

Agency operations spending growth reflects higher non-personal service costs ($284 million) due largely to increased spending by SUNY as a result of the expansion of services being provided at campuses and teaching hospitals; and higher fringe benefits costs ($521 million) generated by higher pension costs from a $119 million prepayment in fiscal year 2014 and a one percent increase in the State’s amortization contribution rate. The debt service annual increase ($262 million) reflects prepayment of fiscal year 2015 debt costs in fiscal year 2014 in order to generate savings. Capital projects spending increased by $211 million from the prior year, which was attributable to growth associated with economic development initiatives; initial grants awarded for the State and Municipal Facilities program; the updating of mental hygiene facilities; the ongoing development of infrastructure within the mental hygiene provider community; and spending to remediate storm-related damage.

The State ended fiscal year 2014 with an All Funds cash balance of $4.0 billion. The $4.8 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $629 million. The negative balance in the capital projects fund results from outstanding intra-year loans from the Short Term Investment Pool (“STIP”) used to finance capital projects costs prior to the receipt of bond proceeds.

Fiscal Year 2013

All Funds receipts for fiscal year 2013 totaled $133.2 billion, an increase of $511 million over fiscal year 2012 results. Annual growth in tax receipts and miscellaneous receipts was partly offset by a decline in Federal grants. All Funds disbursements for fiscal year 2013 totaled $133.1 billion, a decrease of $407 million over fiscal year 2012 results. The annual decline largely reflected the growth in State Operating Funds previously described, more than offset by declines in Federal Operating Funds and Capital Project Funds. The annual decrease in Federal Operating Funds spending was due to the phasing-out of approximately $2.7 billion in funding available from the Federal ARRA between fiscal year 2013 and fiscal year 2013, partially offset by nearly $1 billion in Federal disaster assistance spending in fiscal year 2013. The capital projects spending decline reflected the recent completion of economic development projects, including the SUNY College for Nanoscale and Science Engineering, Global Foundries, and the Aqueduct Video Lottery Facility.

The State ended fiscal year 2013 with an All Funds cash balance of $3.9 billion. The $4.4 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $485 million. The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

Fiscal Year 2012

All Funds receipts for fiscal year 2012 totaled $132.7 billion, a decrease of $577 million over fiscal year 2011 results. Annual growth in tax receipts and miscellaneous receipts was more than offset by a decline in Federal grants. All Funds disbursements for fiscal year 2012 totaled $133.5 billion, a decrease of $1.3 billion over fiscal year 2011 results. The annual changes largely reflected the impact of Federal ARRA aid.

The State ended fiscal year 2012 with an All Funds cash balance of $3.4 billion. The $3.8 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $449 million. The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

CAPITAL PROGRAM AND FINANCING PLAN

The DOB prepares a Multi-Year Capital Program and Financing Plan with the Executive Budget and updates it following enactment of the budget (the “Enacted Capital Plan”). The Enacted Capital Plan outlines the anticipated capital spending over a five-year period, the means by which it is to be financed, the impact on debt measures, and the anticipated debt issuances required to support the planned capital spending.

Capital Plan

As of June 11, 2014, the DOB has also formulated 10-year capital commitment and disbursement projections. The total commitment and disbursement levels over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to fiscal year 2015.

Fiscal Year 2015 Capital Projects Spending

Spending on capital projects is projected to total $9.4 billion in fiscal year 2015, which includes $928 million in “off-budget spending” directly from the proceeds of bonds issued by public authorities. Overall, capital spending in fiscal year 2015 is projected to increase by $290 million (3 percent) from fiscal year 2014.

In fiscal year 2015, transportation spending is projected to total $4.5 billion, which represents 48 percent of total capital spending, with higher education comprising the next largest share at 19 percent. Economic development and government oversight spending is represents 8 percent and spending for parks and the environment is expected to represent 7 percent. The remaining 18 percent is comprised of spending for mental hygiene, health, social welfare, public protection and all other capital programs.

Transportation spending is projected to remain flat in fiscal year 2015, as expedited high priority projects under the New York Works initiative are completed and spending on core infrastructure returns to traditional spending levels.

Parks and environment spending is expected to decrease by $155 million (-19 percent) in fiscal year 2015 reflecting lower year-to-year spending for Superstorm Sandy remediation costs, continued phasedown of general obligation bond authorizations and the completion of signature projects at parks and historic sites.

Economic development and government oversight spending is projected to increase by $197 million (38 percent). This spending reflects the continued implementation of programs created to promote regional economic development including spending for the Buffalo Billion initiative, Regional Economic Development Councils and SUNY and CUNY 2020 Challenge Grants.

Spending for health is projected to decrease by $100 million (-23 percent). The significant reduction is due to the phase out of the HEAL NY Program, offset by spending for the new Health Care Restructuring Program.

Spending for social welfare is projected to decrease by $5 million (-3 percent) due to the timing of capital disbursements.

Education spending is projected to increase by $25 million (31 percent) in fiscal year 2015, which represents continued spending for Expanding Our Children’s Education and Learning (“EXCEL”).

Higher Education spending is projected to increase by $97 million (6 percent). This is primarily due to additional investments in Senior and Community College infrastructure projects and new initiatives.

Spending increases of $129 million (46 percent) for public protection primarily reflect the State’s continued investments in preparedness; new spending for interoperable communications equipment and systems; as well as funding for a new College of Emergency Preparedness, Homeland Security and Cybersecurity.

Mental hygiene capital spending is anticipated to decrease by $7 million (-2 percent). Program spending continues to focus on rehabilitation projects at State and not-for-profit facilities and ongoing development of community residences.

General government capital spending is projected to increase by $63 million (66 percent) primarily attributable to costs associated with State technology projects and the Office of General Services’ (“OGS”) renovation of Building 5 at the Harriman State Campus in Albany.

Spending for agencies in the “All Other” category is projected to increase by $44 million (45 percent) primarily due to investments related to the State and Municipal Facilities Program.

Financing Fiscal Year 2015 Capital Projects Spending

In fiscal year 2015, the State plans to finance 57 percent of capital projects spending with long-term bonds, most of which are expected to be issued on behalf of the State through public authorities (54 percent) and the remainder of which are expected to be issued as general obligation bonds (3 percent). Authority bonds do not include debt issued by authorities backed by their own non-State resources or on behalf of private clients. Federal aid is expected to fund 18 percent of the State’s fiscal year 2015 capital spending, primarily for transportation. State cash resources are slated to finance the remaining 25 percent of capital spending. Year-to-year, total pay-as-you-go support is projected to decrease by $247 million, with State pay-as-you-go increasing by $26 million and Federal pay-as-you-go support decreasing by $323 million. Bond-financed spending is projected to increase by $536 million.

Financing Plan

New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey. As of March 31, 2014, total State-related debt outstanding totaled $55.2 billion excluding capital leases and mortgage loan commitments, equal to approximately 5.2 percent of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State have been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State Personal Income Tax Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with Personal Income Tax Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State expects to transition to using only three credits-general obligation bonds, Personal Income Tax Revenue Bonds, and Sales Tax Revenue Bonds, the latter of which was authorized in the fiscal year 2014 Enacted Budget.

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) for future issuances. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). The DOB is not aware of such an extraordinary circumstance having ever occurred in the past and does not anticipate that it would occur in the future. The DOB expects that both the outstanding Lease Revenue Bonds and the new Facilities Revenue Bonds will be payable solely from Dormitory Facilities Revenues which are the property of DASNY, not the State. Accordingly, the DOB has not included any annual debt service expense of the Lease Revenue Bonds or the Facilities Revenue Bonds in the State Financial Plan. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, the DOB is expected to continue to count these bonds as State-supported debt for purposes of the Debt Reform Act caps.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s Generally Accepted Accounting Principles (“GAAP”) basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by Office of the State Comptroller (“OSC”) on an annual basis. The debt reported in the GAAP-basis financial statements includes general obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not included in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (i.e., New York State Thruway Authority (“NYSTA”) toll revenue bonds, Triborough Bridge and Tunnel Authority (“TBTA”) or MTA revenue bonds or newly authorized DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (i.e., DASNY school district revenue bonds). This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of general obligation debt and debt of the Local Government Assistance Corporation (“LGAC”) is undertaken by the OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of Personal Income Tax and Sales Tax Revenue Bonds) acting under the direction of DOB. The Authorized Issuers for Personal Income Tax Revenue Bonds are NYSTA, DASNY, ESD, the Environmental Facilities Corporation (“EFC”), and the Housing Finance Agency (“HFA”) and the authorized issuers for Sales Tax Revenue Bonds are New York State Thruway Authority (“NYSTA”), DASNY, and ESD. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, the DOB, the issuer’s board, and in certain instances, the Public Authorities Control Board (“PACB”) and the State Comptroller.

The State indicated, as of June 11, 2014, that it had never defaulted on any of its general obligation indebtedness, Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, or its obligations under lease purchase or contractual obligation financing arrangements.

State-Supported Debt Outstanding

State-supported debt represents obligations of the State that are paid from traditional State resources and have a budgetary impact. It includes general obligation debt, State Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, LGAC bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for general obligation debt, is subject to annual appropriations by the State Legislature, but the State’s credits have different security features, as described in this section. The Debt Reform Act of 2000 limits the amount of new State supported debt issued since April 1, 2000. See “Financial Plan Overview—Capital Commitment Plan and Debt Reform Act Limit” for more information.

State Personal Income Tax Revenue Bond Program

Since 2002, the Personal Income Tax Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by the State’s Authorized Issuers. The legislation requires 25 percent of State personal income tax receipts (excluding refunds owed to taxpayers) to be deposited into the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds.

Legislation enacted in 2007 increased the amount of personal income tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual personal income tax receipts or (ii) $6 billion. Debt service on State Personal Income Tax Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2014, approximately $28.8 billion of State Personal Income Tax Revenue Bonds were outstanding. The projected Personal Income Tax Revenue Bond coverage ratios, noted below, are based upon estimates of personal income tax receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $3.4 billion annually over the next four years, personal income tax coverage is expected to decline from 3.7 times in fiscal year 2015 to 3.5 times in fiscal year 2018. The projected Personal Income Tax Revenue Bond coverage ratios assume that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program will be issued under the Personal Income Tax Revenue Bond program. Revenues that would have been dedicated to bonds issued under the old programs are transferred to the RBTF to offset debt service costs for projects financed with Personal Income Tax Revenue bonds, but are not counted towards debt service coverage.

Sales Tax Revenue Bond Program

Legislation included in the Fiscal Year 2014 Enacted Budget created a new Sales Tax Revenue Bond program. This new bonding program replicates certain credit features of personal income tax and LGAC revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that is to provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of one cent of the State’s four cent sales and use tax. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, this is to increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements would be transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to personal income tax and LGAC bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The DOB sold the first Sales Tax Revenue Bond issue on October 24, 2013 and it is anticipated that the Sales Tax Revenue Bonds are to be used interchangeably with Personal Income Tax Revenue Bonds to finance State capital needs. As of March 31, 2014, $960 million of Sales Tax Revenue Bonds were outstanding. Assuming average issuances of approximately $1.2 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge is expected to decline from 16.5 times in fiscal year 2014 to 6.7 times in fiscal year 2018.

Also included in the Fiscal Year 2014 Enacted Budget was legislation that authorized the use of State Sales Tax Revenue Bonds and Personal Income Tax Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This change allows the State to transition to the use of three primary credits—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and general obligation Bonds to finance the State’s capital needs.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term general obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years, and the State, as of June 11, 2014, had no bonds outstanding with a remaining final maturity that was more than 30 years.

General obligation debt, as of June 11, 2014, was authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.

Most general obligation debt-financed spending in the Enacted Capital Plan is authorized under nine previously approved bond acts (five for transportation and four for environmental and recreational programs). The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act. The DOB projected that spending authorizations from the remaining bond acts would be virtually depleted by the end of the Plan. The Fiscal Year 2015 Enacted Budget includes a $2 billion Smart Schools general obligation bond act that will be brought before voters in November 2014. If approved by voters, proceeds are expected to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school district and the purchase of classroom technology for use by students. Additionally, Smart Schools are expected to enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

As of March 31, 2014, approximately $3.2 billion of general obligation bonds were outstanding.

The State Constitution permits the State to undertake short-term general obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). General obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to general obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

New York Local Government Assistance Corporation

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation TRANs that mature in the same State fiscal year that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2014, approximately $2.6 billion of LGAC bonds were outstanding.

The LGAC legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in recent years to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by New York City or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Fiscal Year 2015 Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

State-Supported Lease-Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State’s Personal Income Tax Revenue Bond program, public authorities or municipalities issued other lease-purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (i.e., personal income taxes, motor vehicle and motor fuel related-taxes, and patient income). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

Legislation first enacted in fiscal year 2011, and extended through fiscal year 2017, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates.

Dedicated Highway and Bridge Trust Fund (“DHTB”) Bonds

DHBTF bonds are issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees. As of March 31, 2014, approximately $6.1 billion of DHBTF bonds were outstanding. The State is expected to have no plans to issue additional DHBTF bonds.

Mental Health Facilities Improvement Bonds

Mental Health Facilities Improvement bonds were issued to support capital projects to preserve and maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. As of March 31, 2014, approximately $1.8 billion of Mental Health Facilities Improvement bonds were outstanding.

A major source of patient revenues for these bonds are Federal Medicaid payments for services delivered by OPWDD. Debt service coverage ratios for future years, as of June 11, 2014, were projected at approximately 7.5 times for existing Mental Health Facilities Improvements Revenue Bonds. As noted previously, the Federal Center for Medicare and Medicaid Services (“CMS”) have engaged the State regarding claims for services provided to individuals in developmental centers operated by OPWDD. In addition, to the reductions in rates that commenced on April 1, 2013, on February 8, 2013, the U.S. Department of Health & Human Services Office of the Inspector General, at the direction of the Federal CMS, began a review to determine the allowability of Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for the Developmentally Disabled (“ICF/DD”). The initial review period includes claims for services provided during the period April l, 2010 through March 31, 2011. As a result of this review, CMS may seek to recover Federal funds for any payments that it determines to be in excess of Federal requirements. The State has prospectively resolved CMS concerns regarding its payments to ICF/DDs with a state plan change effective April 1, 2013, and continues to have discussions with CMS to resolve these concerns related to the April 1, 2010 through March 31, 2011 period. Adverse action by the Federal government relative to the allowability of Medicaid costs or services in years prior to fiscal year 2014 would result in a significant loss of Federal aid. The prospective resolution of this matter resulted in a reduction in Federal aid of $1.1 billion annually. A comparable amount of Federal aid is at risk for any prior period that may be pursued by CMS. Matters of this type are sometimes resolved with a prospective solution (as already commenced by New York State), and the State is not aware of any similar attempts by the Federal government to retroactively recover Federal aid of this magnitude that was paid pursuant to an approved State plan. The State continues to seek CMS approval to proceed with the development of a sustainable system of service funding and delivery for individuals with developmental disabilities. However, there can be no assurance that Federal action in this matter will not result in materially adverse changes to the State Financial Plan.

SUNY Dormitory Facilities Bonds

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds, unlike the Lease Revenue Bonds, will not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the payment of the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). The DOB is not aware of such an extraordinary circumstance having ever occurred in the past and does not anticipate that it would occur in the future. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, until these are defeased or are paid off to maturity, the DOB will continue to count these bonds as outstanding State-supported debt for purposes of the Debt Reform Act caps. In recognition of the fact that debt service payments on the Lease Revenue Bonds are no longer supported by an appropriation, the debt service payments on such Lease Revenue Bonds in the approximate annual amount of $100 million is not included in State debt service payments reported in this Appendix. Annual debt service payments related to the Lease Revenue Bonds was $117 million in fiscal year 2014 and is projected to be $109 million in fiscal year 2015 and fiscal year 2016, $106 million in fiscal year 2017, and $101 million in fiscal year 2018. As of March 31, 2014, approximately $1.2 billion of Lease Revenue Bonds were outstanding.

State-Related Debt Outstanding

State-related debt is a broader measure of debt that includes State-supported debt, as discussed above, and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt.

Contingent-Contractual Obligation Financing

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for general obligation bonds, all payments are subject to annual appropriation. The bankruptcy and deteriorating financial conditions of certain hospitals in the secured hospitals program (described below) resulted in the State paying approximately $12 million of debt service payments in fiscal year 2014.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency (“MCFFA”) and by DASNY through the Secured Hospital Program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. As of March 31, 2014, there was approximately $351 million of bonds outstanding for this program. See “Financial Plan Overview—Risks and Uncertainties Relating to the Financial Plan—Secured Hospital Program” for more information.

Tobacco Settlement Financing Corporation (“TSFC”)

Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments through the TSFC, a corporation created under the legislation that is a subsidiary of the Municipal Bond Bank Agency (“MBBA”), through an asset-backed securitization transaction. To lower costs, the legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. To reduce the chance that the State’s contractual payments will be required in the event that tobacco receipts and bond reserves are not sufficient to pay debt service, the TSFC bonds were structured to meet or exceed all rating agency tobacco bond stress tests. The $4.2 billion of upfront payments received by the State from the securitization were used to help restore State budget balance in fiscal year 2004 ($3.8 billion) and fiscal year 2005 ($400 million).

The bonds carry a final nominal maturity of 19 years and have an expected final maturity of 13 years, based on optional redemptions (i.e., an expected final maturity in calendar year 2018). The expected final maturity may deviate due to the optional nature of the redemptions and adjustments to tobacco settlement payments due from participating manufacturers. Various manufacturers, including the original participating manufacturers, have made reduced payments annually starting in 2006 to states and territories, or deposit payments into a special disputed payments account. On September 11, 2013, an arbitration panel found that the State was “diligent” in enforcing its qualifying statute relating to the first payment that was withheld. As a result of the arbitration decision, the State received approximately $50 million in April 2014. Arbitration proceedings have not been started for the following years and no assurance can be made as to the outcome of future proceedings. As of March 31, 2014, approximately $2.1 billion of TSFC bonds were outstanding. DOB does not anticipate that the State will be called upon to make any payment, pursuant to the contingency contract, in fiscal year 2015.

Moral Obligation Financings

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue producing project or other activity. The debt is secured, in the first instance, by project revenues, but includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. As of June 11, 2014, there had never been a payment default on any moral obligation debt of any public authority. DOB does not expect the State to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency (“HFA”) pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation (“UDC”) and other public authorities which had moral obligation debt outstanding. As of June 11, 2014, the State indicated that it had not been called upon to make any payments pursuant to any moral obligations since fiscal year 1987 and no such requirements were anticipated during fiscal year 2015.

State-Guaranteed Financings

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“ JDA”). As of June 11, 2014, the State indicated that it had never been called upon to make any direct payments pursuant to any such guarantees.

Due to concerns regarding the economic viability of its programs, JDA’s loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In April 2004, JDA issued approximately $42 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA’s capital finances. As of March 31, 2014, JDA had approximately $12 million of bonds outstanding. DOB does not anticipate that the State will be called upon to make any payments pursuant to the State guarantee in fiscal year 2015.

Other State Financings

Other State financings relate to the issuance of debt by a public authority, including capital leases, mortgage loan commitments and MBBA prior year school aid claims. Regarding the MBBA prior year school aid claims, the municipality assigns specified State and local assistance payments it receives to the issuer or the bond trustee to ensure that debt service payments are made. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment.

Borrowing Plan

Debt issuances totaling $4.8 billion are planned to finance new capital project spending in fiscal year 2015, an increase of $946 million (25 percent) from fiscal year 2014, which increase is primarily attributable to a delay in the sale of bonds from fiscal year 2014 until fiscal year 2015. It is anticipated that the State will finance capital projects through Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and general obligation bonds in fiscal year 2014. Personal income tax and Sales Tax issuances will include capital projects previously financed through the DHBTF Bonds credit and Mental Health Facilities Improvement Revenue Bonds credit.

The bond issuances are to finance capital commitments for transportation infrastructure ($1.3 billion), education ($1.8 billion), mental hygiene and health care facilities ($716 million), economic development ($377 million), the environment ($285 million), and State facilities and equipment ($317 million).

As of June 11, 2014, the State indicated that over the next four years, new debt issuances were projected to total $21.0 billion. New issuances are primarily for transportation infrastructure ($5.9 billion), education facilities ($8.0 billion), economic development ($2.3 billion), the environment ($1.2 billion), mental hygiene and health care facilities ($2.3 billion), and State facilities and equipment ($1.4 billion).

The State expects to finance all of its bond-financed capital needs in fiscal year 2015 through only three highly-rated programs—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and general obligation bonds.

State-Related Debt Service Requirements

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. As of June 11, 2014, the limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) was no more than 15 percent of total outstanding State-supported debt. Interest rate exchange agreements are also limited to a total notional amount of no more than 15 percent of total outstanding State-supported debt. The outstanding State-supported debt of $52.5 billion as of March 31, 2014 results in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8 billion each (15 percent of total outstanding State-supported debt). As discussed below, as of March 31, 2014, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.

Interest Rate Exchange Agreements

As of March 31, 2014, the State’s Authorized issuers had a notional amount of $2.0 billion in interest rate exchange agreements. Overall, the State’s swap exposure is expected to decline from 3.8 percent in fiscal year 2014 to 2.7 percent in fiscal year 2018.

As of June 11, 2014, the State’s swaps portfolio was comprised of synthetic fixed rate swaps. A synthetic fixed swap includes two separate transactions: (1) a variable rate bond is sold to bondholders, and (2) an interest rate exchange agreement between the State and a counterparty is executed. The interest rate exchange agreement results in the State paying a fixed interest rate (i.e., synthetic fixed rate) to the counterparty and the counterparty agrees to pay the State a variable rate (65 percent of the London InterBank Offered Rate (“LIBOR”) for all State swaps). The variable rate the State pays to bondholders and the variable rate the State is receiving from the counterparty off-set each other, leaving the State with the synthetic fixed rate payment. The synthetic fixed rate was less than the fixed rate the State would have paid to issue traditional fixed rate bonds at the time of issuance.

The State indicated that it had no plans to increase its swap exposure, and that it might take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

Net Variable Rate Obligations

The State’s net variable rate exposure (including a policy reserve) is projected to average 1.6 percent of outstanding debt from fiscal year 2014 through fiscal year 2018. The debt that is charged against the variable rate cap represents the State’s unhedged variable rate bonds. The variable rate bonds that are issued in connection with a swap - $2.0 billion - are not included in the variable rate cap, as discussed previously in the “Interest Rate Exchange Agreements” section.

As of June 11, 2014, the State indicated that its current policy was to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the bonds and the amount received by the State under its 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure.

As of June 11, 2014, the State indicated that it had no plans to issue additional variable rate debt, and that it might further reduce existing variable rate exposure.

State Bond Caps and Debt Outstanding

Bond caps are legal authorizations to issue bonds to finance the State’s capital projects. The caps can authorize bond financing of capital appropriations. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. The aggregate bond caps have increased by $7.6 billion in fiscal year 2015.

Debt authorizations for capital programs are either approved or enacted at one time, expected to be fully issued over time, or enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations. Authorization does not, however, indicate intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. The amount of bonds authorized may be increased or decreased from time to time by the Legislature. In the case of general obligation debt, increases in the authorization must be approved by the voters.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s CAFR. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

Localities

While the fiscal condition of New York City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at current levels or to be continued in future fiscal years and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and January 2014, the State Legislature passed 24 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits, most recently for Rockland County, the City of Long Beach and the City of Yonkers. When local governments are authorized to issue bonds to finance operating deficits, the local government generally is subject to certain additional fiscal oversight during the time the bonds are outstanding, including an annual budget review by OSC. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.

The Buffalo Fiscal Stability Authority had exercised Control Period powers with respect to the City of Buffalo since the City’s 2004 fiscal year, but transitioned to Advisory Period powers commencing on July 1, 2012.

In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that Nassau County would incur a major operating funds deficit of 1 percent or more during the County’s fiscal year 2011. Nassau County challenged NIFA’s determination and authority to impose a Control Period in State Supreme Court but did not prevail. As of June 11, 2014, NIFA was exercising Control Period powers over Nassau County.

Various actions taken by NIFA or Nassau County have been the subject of Federal and State court decisions. For example, NIFA’s imposition of a wage freeze has been the subject of litigation, and the New York State Court of Appeals has held that Nassau County could not transfer the responsibility for certain tax refunds to local governments and school districts. On May 10, 2014, NIFA approved labor contracts that included wage increases for various collective bargaining units, ending NIFA’s 3-year imposition of the wage freeze.

Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which, as of June 11, 2014, perform certain review and advisory functions. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s fiscal year 2014 or thereafter.

The City of Yonkers no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The Yonkers City School District is dependent upon the City of Yonkers as it lacks separate taxing authority for school operations. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the Yonkers City School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorizes the City of Yonkers to issue debt of up to $45 million to liquidate current deficits in the school district’s general fund as of June 30, 2014. The Fiscal Year 2015 Enacted Budget also provides $28 million to the City of Yonkers and Yonkers City School District for the school year 2015, subject to an Inter-Municipal Agreement to be executed between the City of Yonkers and the Yonkers City School District and approved by the State Budget Director, to consolidate and combine various overlapping and duplicative non-academic functions under the general management and direction of the City of Yonkers.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the Director of the State Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality,” is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. As of June 11, 2014, the Restructuring Board had agreed to accept the requests for review of eight fiscally eligible municipalities. The Restructuring Board is also authorized, upon the joint request of the fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

In June of 2013, OSC unveiled its Fiscal Stress Monitoring System—a system that is intended to identify stress conditions in local communities, utilizing a number of fiscal and environmental indicators. The goal is to provide an early warning of potential fiscal distress. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation.”

The first set of scores was issued in 2013 for 1,043 calendar year local governments based on data filed for fiscal year 2012. Of these, 12 local governments were found to be in significant fiscal stress, including five counties, two cities, four towns and one village. Using data from 2013, 12 school districts and four additional villages were designated to be in significant fiscal stress. The vast majority of non-calendar year local governments (92.1 percent) and school districts (87.1 percent) are categorized as “No Designation.”

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long range economic trends. Other large scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION AND ARBITRATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances in fiscal year 2015 or thereafter.

For the purpose of this “Litigation and Arbitration” section, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, at all of which are above the $100 million materiality threshold described above. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from these litigation matters are not presently determinable, it is the State’s position that any potential liability in these litigation matters is not expected to have a material and adverse effect on the State’s financial position in fiscal year 2015 or thereafter. The Basic Financial Statements for fiscal year 2014, which OSC expects to issue by July 29, 2014, is expected to report possible and probable awarded and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Fiscal Year 2015 Financial Plan. The State believes that the Fiscal Year 2015 Enacted Budget includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during fiscal year 2015. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Fiscal Year 2015 Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Fiscal Year 2015 Enacted Budget.

Real Property Claims

There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff.

During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 547 U.S. 1128 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. On October 17, 2011, the United States Supreme Court denied plaintiffs’ petitions for certiorari to review the decision of the Second Circuit. See 132 S. Ct. 452 (2011).

On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues. As pertinent here, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. As of June 11, 2014, the agreement had been approved by the State Legislature, and was approved by the Federal Court on March 4, 2014.

There are two cases challenging the settlement agreement. In Matter of Town of Verona, et al. v. Cuomo, et al. (Sup. Ct., Albany Co.), the plaintiffs are citizen taxpayers, voters and two towns. The defendants have answered and moved for summary judgment. Plaintiffs have cross-moved to amend the complaint. As of June 11, 2014, the motions were pending.

In Schulz v. New York State Executive, et al., (Sup. Ct., Albany Co.), plaintiff seeks a declaratory judgment that the New York Gaming Act, the New York Tax Free Zones Act, and the Oneida, St. Regis Mohawk and Seneca Nation settlement agreements violate various provisions of the State Constitution. In a decision, order and judgment dated April 10, 2014, the court disposed of some of the constitutional challenges to the statutes and ordered that plaintiff serve the tribes and the Counties of Madison and Oneida within thirty days. As of June 11, 2014, the counties and tribes had until June 16, 2014 to answer the amended complaint.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (NDNY), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants’ motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga, and Oneida was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation, which, as of June 11, 2014, was expected to proceed through discovery and additional motion practice.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties are to work towards a mutually agreeable resolution of the tribe’s land claim. The land claim had been stayed through at least June 6, 2014 to allow for settlement negotiations.

On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

In Shinnecock Indian Nation v. State of New York, et al. (EDNY), plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants’ motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The motion for reconsideration has been withdrawn, but a motion to amend the complaint remained pending in the District Court and stayed through at least June 1, 2014. As of June 11, 2014, the Shinnecock appeal to the Second Circuit also remains stayed.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the parties have sought to resolve the relative responsibilities of the State and Federal governments for the cost of remediating the Western New York Nuclear Service Center (the “Center” or “Site”), located in West Valley, Cattaraugus County, New York. The Center was established by the State in the 1960s in response to a Federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste (“HLRW”) generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act (the “Act”) in 1980, directing the Federal government to solidify the HLRW and transport it to a Federal repository, decontaminate and decommission the facilities and dispose of the low-level waste produced from the Demonstration Project. The Act directed the State to pay 10 percent of the Demonstration Project costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act (and thus subject to the 90/10 split); who bears the long-term responsibility for maintaining, repairing or replacing and monitoring tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. As of June 11, 2014, the combined Federal and State cost expenditures amounted to approximately $2.6 billion. As of June 11, 2014, the State’s expenditures at the Center were approaching $320 million.

In order to resolve these disputes, the State and the New York State Energy Research and Development Authority (“ERDA”) (which owns the Center on behalf of New York State) filed suit in December 2006, seeking a declaration: (1) that the Federal government (which sent wastes from various Federal facilities to the Center) is liable under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”, or “Federal Superfund law”) for the State’s cleanup costs and for damages to the State’s natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the Federal government’s responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the U.S. is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a Consent Decree was approved and entered on August 17, 2010, resolving several key claims in the litigation.

The Consent Decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not select or advocate the selection of any particular cleanup program for the Site-cleanup decisions are being made via the ongoing Environmental Impact Statement (“EIS”) process.

The Consent Decree also does not resolve two claims raised in the State’s lawsuit—the State’s natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the Federal government has agreed to toll, will be pursued by the New York State Department of Environmental Conservation (“DEC”) (as trustee of the State’s natural resources) and the Attorney General’s office. Regarding the latter claim, the State asserts that the Federal government bears sole responsibility for the cost of disposing of the 275 canisters of vitrified HLRW waste remaining at the Site at a Federal repository once one becomes available. This claim was neither settled nor dismissed and, as of June 11, 2014, remained in litigation. Pursuant to an agreed briefing schedule, the parties submitted to the Court their opening and responsive briefs for competing motions to dismiss the Nuclear Waste Policy Act claim. On November 20, 2013, the Court issued an order granting the State’s motion to dismiss this claim for lack of ripeness, and denying the United States’ motion to dismiss to the extent it sought a ruling on alternative grounds.

Metropolitan Transportation Authority

In several cases, the plaintiffs challenged the constitutionality of Chapter 25 of the Laws of 2009, which imposed certain taxes and fees, including a regional payroll tax, in that portion of the State lying within the Metropolitan Commuter Transportation District. The revenues derived from this statute are intended to assist the Metropolitan Transportation Authority, which a State commission concluded was facing substantial financial pressure. The plaintiffs sought judgments declaring that the enactment of Chapter 25 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bill, and liability for the debts of public authorities. Some of the plaintiffs also sought judgments declaring that the enactment of Chapter 25 violated provisions of Public Authority Law § 1266 requiring that the Metropolitan Transportation Authority be self-sustaining. Those cases include Hampton Transportation Ventures, Inc. et al. v. Silver et al. (transferred to Sup. Ct., Albany Co. as of June 11, 2014), William Floyd Union Free School District v. State (transferred to Sup. Ct., New York Co. as of June 11, 2014), Town of Brookhaven v. Silver, et al. (transferred to Sup. Ct., Albany Co. as of June 11, 2014), Town of Southampton and Town of Southold v. Silver (transferred to Sup. Ct. Albany Co. as of June 11, 2014), Town of Huntington v. Silver (transferred to Sup. Ct. Albany Co. as of June 11, 2014), Mangano v. Silver (Sup. Ct. Nassau Co. as of June 11, 2014), Town of Smithtown v. Silver (consolidated with the Mangano case in Sup. Ct. Nassau Co. as of June 11, 2014), and Vanderhoef v. Silver (transferred to Sup. Ct. Albany Co. as of June 11, 2014). Suffolk County, Westchester County, the Orange County Chamber of Commerce, and a number of additional towns and a village also joined the Mangano case as plaintiffs. All of those cases have been resolved on the merits in favor of the defendants and are concluded.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York, plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (“SBE”). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

Depositions have been completed. The discovery deadline was May 3, 2013. The note of issue was filed on May 13, 2013. As of June 11, 2014, a pretrial conference was scheduled for September 2, 2014. As of June 11, 2014, the trial was scheduled for September 29, 2014.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A § 1, linking payment of State school aid increases for 2012-2013 school year to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools (“GSPS”) to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State’s motion to dismiss. As of June 11, 2014, the State had appealed.

In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced February 20, 2013, plaintiffs seek a judgment declaring that the provisions of Education Law § 2023-a, which imposes a 60 percent super-majority requirement on school districts which seek to raise their tax levies above the previous year’s levy by the lesser of 2 percent or the rate of inflation violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statute would interfere with local control of education financing and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding. Defendants’ motion to dismiss the amended complaint was returnable December 12, 2013. After argument before Judge O’Connor, the case was reassigned to Judge Devine, who agreed to rehear arguments. Argument was delayed pending another motion by plaintiffs to amend the complaint. As Judge Devine has since been appointed to the Appellate Division, Third Department, the case was awaiting reassignment as of June 11, 2014.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State was not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Plaintiffs specifically alleged that the State was not meeting its funding obligations for New York City schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and—repeating the allegations of Aristy-Farer—challenged legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs alleged that the State was not providing adequate Statewide funding, had not fully implemented certain 2007 reforms to the State aid system, had imposed gap elimination adjustments decreasing State aid to school districts, and had imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they alleged that the State had failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State had an opportunity for a sound basic education.

Plaintiffs sought a judgment declaring that the State had failed to comply with CFE, that the State had failed to comply with the command of State Constitution Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional. The Plaintiffs had sought an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas. On May 30, 2014, the State filed a motion to dismiss all claims.

Medicaid Nursing Home Rate Methodology

In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the “reserve bed patient day adjustment,” which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York County, granted partial summary judgment to plaintiffs in Kateri, holding that the reserve bed patient day adjustment rate methodology was improper. The Appellate Division, First Department affirmed Supreme Court’s partial summary judgment decision on interlocutory appeal and remanded the case to Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. Supreme Court directed the defendant to re compute Medicaid rates for the plaintiff’s facilities, and that re-computation was completed in October 2013. The parties are presently conducting discovery. Plaintiffs had brought a motion, returnable March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by Department of Health staff, resulting from application of the reserve bed day methodology. On June 3, 2014, the court granted this motion to the extent of directing payment of $6.5 million out of the $49 million sought by plaintiffs. Plaintiffs also brought a motion to consolidate over two hundred additional Medicaid rate cases into the present case, which was returnable May 16, 2014. As of June 11, 2014, the motion had been fully briefed, and awaited argument and decision.

Sales Tax

There are several cases challenging the State’s authority to collect taxes on cigarettes sold on Indian reservations.

In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), the tribal plaintiffs seek judgments declaring that Chapters 134 and 136 of the Laws of 2010, which enacted amendments to the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members, violate their rights under Federal law, and enjoining the State from enforcing those laws. In four of the five cases, the District Court for the Western District of New York denied plaintiffs’ motions for preliminary injunctions but granted a stay of enforcement pending plaintiffs’ appeal. In the fifth case, the District Court for the Northern District of New York granted the plaintiff’s motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the Western District’s orders denying the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion. The State has moved for summary judgment in the Northern and Western District cases. The plaintiffs have moved for voluntary dismissal without prejudice in these cases. The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9, 2012, the District Court for the Northern District of New York granted plaintiff’s motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York, (Sup. Ct., Erie Co.), against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by Federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs’ request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs’ subsequent motion for a preliminary injunction. Plaintiffs appealed to the Appellate Division, Fourth Department, which denied plaintiffs’ motion for a preliminary injunction pending appeal on September 14, 2011. The appeal is pending. By decision dated August 2, 2012, the Supreme Court, Erie County, granted defendants’ motion for summary judgment dismissing the complaint and denied plaintiffs’ cross motion for summary judgment. Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012. On January 15, 2013, the Court of Appeals transferred the appeal to the Appellate Division, Fourth Department, on the grounds that a direct appeal to the Court of Appeals does not lie.

Insurance Department Assessments

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and Federal Constitutions. The plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department. Depositions have been completed. The note of issue was filed on June 3, 2013. As of June 11, 2014, the parties had moved for summary judgment and the motions were submitted on March 25, 2014.

Tobacco Master Settlement Agreement

In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the “Settling States”) and the then four largest United States tobacco manufacturers (the “Original Participating Manufacturers” or “OPMs”), entered into a Master Settlement Agreement (the “MSA”) to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the “Subsequent Participating Manufacturers” or “SPMs”; together they are the “Participating Manufacturers” or “PMs”). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Arbitration

The Participating Manufacturers have also brought a nationwide arbitration proceeding against the Settling States (excluding Montana). The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“Non-Participating Manufacturers” or “NPMs”) to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. As of June 11, 2014, New York’s allocable share of the total base payment is approximately 12.8 percent of the total, or approximately $800 million annually.

In the arbitration proceeding commenced in 2010, the PMs asserted that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs sought a downward adjustment of the payment due in that year (an “NPM Adjustment”) which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2006, but, as of June 11, 2014, none of those years was yet in arbitration.

A hearing on issues common to all states took place in Chicago April 16-24, 2012. State-specific hearings commenced in May 2012, with the hearings involving Missouri and Illinois. New York’s diligent enforcement hearings took place from June 25-29, 2012. The last state-specific “diligent” enforcement hearing took place from May 21-24, 2013. The arbitration panel (“Panel”) issued its awards on September 11, 2013. New York was found to have diligently enforced its qualifying statute in 2003 and, thus, was not subject to an NPM Adjustment for 2003. Nine states, including New York, were found to be “diligent”; six states were found to have been “not diligent”.

In December 2012, during the pendency of the arbitration, the PMs and 19 states (collectively the “Signatory Parties”) agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003- 2012 (3 additional states joined later). New York and 31 (later became 28) other states and territories rejected the term sheet. The Signatory Parties then sought the approval of the Panel in order to obtain an early release of MSA annual payments currently being held in a disputed payments account. The non-joining states objected to approval of the term sheet because its terms negatively impact the non -joining states. Under the MSA reallocation provision, every state is either “diligent” or “not diligent” and only “diligent” states are exempt from the NPM Adjustment. For every state found diligent, its allocable share of the NPM Adjustment is shifted to any remaining non-diligent states. The non-joining states sought to have the signatory states treated as non-diligent for purposes of allocation of the NPM Adjustment. The Panel held a status conference on January 22, 2013, and a hearing on March 7, 2013, to discuss the term sheet. On March 13, 2013, the Panel issued a Partial Stipulated Settlement Award (“Partial Award”) based on the provisions of the term sheet. In so doing, the Panel deemed the 20 states (collectively, the “Signatory States”) “diligent” for purposes of allocation of the NPM Adjustment. The Panel also established a mechanism for reallocating any NPM Adjustment among non-diligent states that alters the terms of the MSA itself. Thus, had New York been found to have been “not diligent” in its enforcement of its escrow statute in 2003, New York would have exposure not only for its share of the NPM adjustment but also for its proportionate share of the NPM Adjustment attributable to the Signatory States. As of June 11, 2014, New York, as well as several other states, had moved in its state court to vacate or modify the Partial Award notwithstanding the Panel’s finding. As of June 11, 2014, New York’s motion had been adjourned several times. The six states that were found “not diligent” were all actively pursuing motions in their state courts to vacate or modify the Partial Award as well as to vacate the Panel’s findings regarding that state’s diligence. Courts in two of the non-prevailing states, Missouri and Pennsylvania, have issued decisions vacating and/or modifying the Panel’s Partial Award to the extent that the Award unfairly harms each of those states by having the Signatory States deemed diligent for purposes of allocation of the NPM Adjustment. Each of these courts held that the Signatory States should be deemed non-diligent for purposes of allocation of the NPM Adjustment. As of June 11, 2014, no other courts had ruled.

* * * * *

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

PENNSYLVANIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Pennsylvania (“Pennsylvania,” the “Commonwealth” or the “State”). The sources of payment for Pennsylvania municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of Pennsylvania bond issues, the most recent such official statement (or supplement thereof) being dated April 29, 2014. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Pennsylvania issuer.

ECONOMY GENERALLY

The Commonwealth of Pennsylvania (the “Commonwealth” or “Pennsylvania”) is one of the most populous states, ranking sixth behind California, Texas, New York, Florida, and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. As of April 29, 2014, the major sources of growth in Pennsylvania were in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $7.3 billion in crop and livestock products annually. In 2013, agribusiness and food-related industries reached export sales surpassing $1.3 billion in economic activity. Over 59,000 farms form the backbone of the Commonwealth’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands—nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Pennsylvania’s extensive public and private forests provide a vast source of material for the lumber, furniture, and paper products industries. The forestry and related industries account for 1.5% of employment with economic activity of nearly $5 billion in sales in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum, and natural gas. Annually, about 66 million tons of anthracite and bituminous coal, 1,310 billion cubic feet of natural gas, and about 2.2 million barrels of oil are extracted from Pennsylvania. Pennsylvania is one of the top 10 producing states in the country for aggregate/crushed stone. The value of non-coal mineral production in Pennsylvania is approximately $1 billion annually.

Pennsylvania is a Mid-Atlantic state within easy reach of the populous eastern seaboard and, as such, is the keystone to the Midwest. A comprehensive transportation grid enhances the Commonwealth’s strategic geographic position. The Commonwealth’s water systems afford the unique feature of triple port coverage, a deep-water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh. Between air, rail, water, and road, Pennsylvania is easily accessible for both inter and intra state trade and commerce.

Population. The Commonwealth is highly urbanized. Of the Commonwealth’s 2013 mid-year population estimate, 79 percent resided in the 15 Metropolitan Statistical Areas of the Commonwealth. The largest Metropolitan Statistical Areas in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the Commonwealth’s total population. The population of Pennsylvania, 12.7 million people in 2013, according to the U.S. Bureau of the Census, represents a population growing more slowly than that of the nation with a higher portion than the nation or the region comprised of persons 45 or over.

Employment. Non-agricultural employment in Pennsylvania over the 10 years ending in 2013 increased at an average annual rate of 0.02 percent compared with an increase of 0.03 percent for the Mid Atlantic region and 0.04 percent rate for the U.S. Non-manufacturing employment in Pennsylvania has increased in recent years and reached 90.2 percent of total employment by 2013. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9.8 percent of 2013 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2013, the services sector accounted for 48.4 percent of all non-agricultural employment while the trade sector accounted for 14.9 percent.

Within the manufacturing sector of Pennsylvania’s economy, which now accounts for less than one-tenth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in fabricated metals industries was 14.4 percent of Pennsylvania manufacturing employment but only 1.4 percent of total Pennsylvania non-agricultural employment in 2013.

Unemployment. Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.5 percent in 2010 compared to 4.4 percent annual unemployment rate in 2007. As of February 2013, the most recent month for which figures are available, Pennsylvania had a seasonally adjusted annual unemployment rate of 6.2 percent.

Personal Income. Personal income in the Commonwealth for 2012 was $556.7 billion, an increase of 3.3 percent over the previous year. During the same period, national personal income increased by 4.2 percent. Based on the 2012 personal income estimates, per capita income was at $43,616 in the Commonwealth compared to per capita income in the United States of $42,693.

COMMONWEALTH FINANCIAL PERFORMANCE

During the fiscal year ended June 30, 2013, the overall financial position (net assets) of the Commonwealth’s primary government, including both governmental and business-type activities, increased by $600 million, or 2.6 percent of total beginning net position of $22.5 billion. For governmental activities, the increase in net position was $600 million to $24.3 billion representing a 2.7 percent increase over the prior year. The increase in net position was attributable to increased net investments in capital assets.

As of April 29, 2014, an overall surplus of $24.3 billion was reported for governmental activities; however, the majority of the surplus was related to net investment in capital which was unavailable to utilize in satisfying the Commonwealth’s day-to-day expenses. The increase in net investment in capital assets reflected the Commonwealth’s investment in highway and bridge infrastructure as well as land, building, right-of-way and waterway improvements. Decreases in the restricted net position balances were primarily due to changes in transportation programs related to increases in highway and bridge expenses. The increase in the unrestricted net position deficit is mainly attributable to increases in other post-employment benefit liability and the employer share of retirement expenses, and the inclusion of the Commonwealth Financing Authority (“CFA”) as a blended component unit within the business-type activities. The CFA reported a net position deficit of $760 million.

The governmental funds balance sheet reports total fund balances for all governmental funds. Assets of the Commonwealth’s governmental funds (the General Fund, the Motor License Fund and the Tobacco Settlement Fund are major governmental funds) as of June 30, 2013 were $17.6 billion. Liabilities for the same date totaled $11.8 billion, leaving a fund balance of $5.8 billion, a decrease of $87.6 million from the restated fund balance at June 30, 2012. On a fund specific basis, the fund balance for the General Fund increased by $312.9 million, the fund balance for the Motor License Fund decreased by $129.7 million and the fund balance for aggregated non-major funds (including the Tobacco Settlement Fund) decreased by $270.8 million.

DEBT LIMITS

The Constitution of the Commonwealth of Pennsylvania (Article VIII, Section 7(a)) permits debt to be incurred (i) for purposes itemized in law and approved by voter referendum, (ii) without approval of the electorate for the rehabilitation of areas affected by man- made or natural disasters, and (iii) without approval of the electorate for capital facilities projects specifically itemized in a capital budget if such debt does not cause the amount of all net debt outstanding (as defined for purposes of that Section) to exceed one and three quarters times (1.75x) the average of the annual tax revenues of the Commonwealth deposited in all funds in the previous five fiscal years, as certified by the Auditor General (the “Constitutional Debt Limit”). As of February 28, 2014, the most recent semi-annual computation of the Constitutional Debt Limit and the amount of net debt outstanding subject to such limit were $59.80 billion and $9.80 billion, respectively. The amount of debt that remains issuable within such limit is $50.00 billion.

The amount of debt that may be issued in any given fiscal year for capital projects authorized in current or previous capital budgets is enacted annually by the General Assembly and approved by the Governor. As of July 9, 2013, the maximum amount of debt authorized by the fiscal year 2014 capital budget was $1.275 billion. Upon issuance of $515.0 million aggregate principal amount of the first series bonds under the 2014 Capital Budget, $10.0 million principal amount of debt was to remain authorized and unissued thereunder.

The Pennworks Acts authorized the issuance of $250.0 million aggregate principal of debt for the purpose of making grants and loans for construction, expansion or improvement of water and wastewater infrastructure, including water supply and sewage treatment systems. As of April 29, 2014, $211.275 million principal amount of bonds had been issued pursuant to the authority of the Pennworks Acts. Upon the issuance of $30.0 million of the first series bonds pursuant to the Pennworks Act, $8.725 million principal amount of debt was to remain authorized and unissued thereunder.

FINANCIAL STRUCTURE AND PROCEDURES

The Pennsylvania Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth’s fiscal year begins July 1 and ends June 30. (Fiscal year 2013 refers to the fiscal year ended June 30, 2013.)

Description of Funds

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles except the revenues from the one-half cent per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All revenues relating to motor fuels and vehicles are required by the Commonwealth’s Constitution to be used only for highway purposes. Most federal aid revenues designated for transportation programs and tax revenues relating to aviation fuels are also deposited in the Motor License Fund. Operating and administrative costs for the Commonwealth’s Department of Transportation and other Commonwealth departments conducting transportation related programs, including the highway patrol activities of the Pennsylvania State Police, are also paid from the Motor License Fund. Debt service on bonds issued by the Commonwealth for highway purposes is payable from the Motor License Fund.

Other special revenue funds have been established by law to receive specified revenues that are appropriated to Commonwealth departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing, and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of forty-six states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the “Tobacco MSA”). Under the Tobacco MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the Tobacco MSA by tobacco product manufacturers participating in the Tobacco MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund is a special revenue fund designated to receive a statutorily determined portion of the budgetary basis fiscal year-end surplus of the General Fund, as was its predecessor fund, the Tax Stabilization Reserve Fund. The Budget Stabilization Reserve Fund was established in July 2002 after the Tax Stabilization Reserve Fund was abolished and its balance transferred to the General Fund for the 2002 fiscal year budget. The Budget Stabilization Reserve Fund is to be used for emergencies threatening the health, safety or welfare of citizens of the Commonwealth or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the Budget Stabilization Reserve Fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. For generally accepted accounting principles (“GAAP”) reporting purposes, the Budget Stabilization Reserve Fund (previously designated the Tax Stabilization Reserve Fund) has been reported as a fund balance reservation in the General Fund (governmental fund category) since fiscal year 1999. Prior to that fiscal year, the Tax Stabilization Reserve Fund was reported, on a GAAP basis, as a designation of the General Fund unreserved fund balance. The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.

Enterprise funds are maintained for Commonwealth departments or programs operated like private enterprises. Two of the largest of such funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth’s liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is also an enterprise fund for the receipt of all revenues from lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes and all other costs, are dedicated to paying the costs of programs benefiting the elderly and handicapped in Pennsylvania.

In addition, the Commonwealth maintains funds classified as working capital, bond, and sinking funds for specified purposes.

OUTSTANDING INDEBTEDNESS OF THE COMMONWEALTH

General Obligation Debt Outstanding

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $10.86 billion at June 30, 2013, an increase of $132.8 million from June 30, 2012. Over the 10-year period ended June 30, 2013, total net outstanding general obligation debt increased at an annual rate of 4.8 percent. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 5.8 percent.

General obligation debt for non-highway purposes of $10.15 billion was outstanding on June 30, 2013. Outstanding debt for these purposes increased by a net $67.2 million since June 30, 2012. For the period ended June 30, 2013, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes was 4.5 percent and 4.6 percent respectively. In the Commonwealth’s debt financing plan as of April 29, 2014, the Commonwealth infrastructure investment projects included improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $710.4 million on June 30, 2013, an increase of $65.6 million from June 30, 2012. Highway outstanding debt grew over the most recent 10-year and 5-year periods ended June 30, 2013, by the annual average rates of 11.8 percent and 52.1 percent respectively. A previous decline in outstanding highway debt was due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, beginning with the enacted fiscal year 2009 budget, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth’s 6,000 structurally deficient bridges. Funding to support the proposed debt issuance was being initially provided from an existing restricted account rather than from general revenues of the Motor License Fund or the General Fund. During the 2010 fiscal year, the Commonwealth issued $200 million in general obligation bonds in order to jumpstart its bridge rehabilitation program. During fiscal years 2011, 2012, and 2013 the Commonwealth issued $130 million, $120 million, and $85 million respectively in general obligation debt for the bridge rehabilitation program and the fiscal year 2014 budget includes $40 million in such general obligation debt authority.

Total debt service payable during each fiscal year on outstanding general obligation debt, net of refunding escrow amounts, as of December 31, 2013, was $16,569,197,000.

Nature of Commonwealth Debt

Capital Projects Debt. The Commonwealth may incur debt to fund capital projects for community colleges, highways, bridge projects, public improvements, transportation assistance, flood control, and redevelopment assistance. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years’ capital budget bills. Capital projects debt is subject to a constitutional limit on debt.

Once capital projects debt has been authorized by the necessary legislation, issuance authority rests with at least two of the three Issuing Officials (the Governor, the State Treasurer and the Auditor General), one of whom must be the Governor.

Electorate-Approved Debt. The issuance of electorate-approved debt is subject to the enactment of legislation that places on the ballot the question of whether debt shall be incurred. The legislation authorizing the referendum must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. Through April 29, 2014, all such authorizing legislation had given issuance authority to at least two of the Issuing Officials, one of whom must be the Governor.

Other Bonded Debt. Debt issued to rehabilitate areas affected by disasters is authorized by specific legislation. Authorizing legislation has given issuance authority to two of the Issuing Officials, one of whom must be the Governor.

Tax Anticipation Notes. Due to the timing of major tax payment dates, the Commonwealth’s General Fund cash receipts are generally concentrated in the last four months of the fiscal year, from March through June. Disbursements are distributed more evenly throughout the fiscal year. As a result, operating cash shortages can occur during certain months of the fiscal year. When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The authority to issue such notes rests with the Issuing Officials.

The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to already outstanding amounts, may not exceed in the aggregate 20 percent of the revenues estimated to accrue to the appropriate fund or funds in the fiscal year.

Tax anticipation notes must mature within the fiscal year in which they are issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. Any year-end deficit balances must be funded in the succeeding fiscal year’s budget.

As of April 29, 2014, the Commonwealth had no tax anticipation notes outstanding. The Commonwealth indicated that it would continue to actively monitor its daily operating liquidity to determine the amount of any tax anticipation notes required during the latter part of fiscal year 2014.

Bond Anticipation Notes. Pending the issuance of bonds, the Commonwealth may issue bond anticipation notes subject to the same statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Issuing authority rests with the Issuing Officials. As of April 29, 2014, no bond anticipation notes were outstanding.

OTHER STATE-RELATED OBLIGATIONS

Moral Obligations

Moral obligation financing is a financing arrangement in which designated officials of the Commonwealth, its departments or agencies agree, when necessary, to request the General Assembly to appropriate funds as may be required to make up any deficiency in a debt service reserve fund established to assure payment of obligations issued under such an arrangement. The General Assembly is not required to approve such appropriation requests.

Pennsylvania Housing Finance Agency (“PHFA”). The PHFA is a state-created agency that provides financing for housing for lower and moderate income families in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the statute creating PHFA provides a mechanism for obtaining additional funds. That mechanism directs the Governor, upon notification from PHFA, to place in the budget of the Commonwealth for the next succeeding year an amount sufficient to make up any such deficiency or to avoid any such default. The budget as finally adopted by the General Assembly may or may not include the amount so placed therein by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund. As of April 29, 2014, no deficiency existed.

According to PHFA, as of December 31, 2013, PHFA had $3.52 billion of revenue bonds outstanding.

Lease Financing

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and the lease payments thereunder are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the State. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys from which the lease payments are to be paid. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

The Harristown Development Corporation leases office space to the Commonwealth in the city of Harrisburg. Refunding certificates of participation in the principal amount of $17,025,000 were issued in May 2013, representing undivided rights in the lease payments by the Commonwealth to the Harristown Development Corporation for nearly one million square feet of office space occupied by Commonwealth departments and agencies since 1978.

The Commonwealth has also leased port facilities of the Philadelphia Regional Port Authority (“PRPA”) to encourage trade through the Port of Philadelphia. Lease revenue bonds of PRPA in the amount of $53.9 million were issued by that authority in August 2003 to refund all outstanding PRPA Series 1993 Bonds. Lease revenue bonds of PRPA in the amount of $41.9 million were issued by that authority in September 2008 to refund the outstanding PRPA Series 2003 Bonds. These bonds are payable from lease payments made by the Commonwealth from an annual appropriation authorizing payments to PRPA.

In 2009, the Commonwealth executed an annually renewable lease purchase agreement with CAFCO-PA Leasing I, LLC, a Colorado limited liability company to assist the Commonwealth, acting through its Department of Correction, to acquire certain modular prison dormitory facilities. Certificates of participation in the amount of $19,300,000 were issued in December 2009. The certificates of participation are payable from lease payments made by the Commonwealth from an annual appropriation to its Department of Corrections.

In 2010, the Commonwealth executed an installment purchase agreement with Noresco, LLC, a Massachusetts limited liability company. The purpose of the installment purchase agreement is to assist the Commonwealth, acting through its Department of Public Welfare, to acquire certain energy-savings improvements at its Ebensburg facility. Certificates of participation in the amount of $15,580,000 were issued in March 2010 and are payable from lease payments made by the Commonwealth from an annual appropriation to its Department of Public Welfare. The Commonwealth has also issued additional installment purchase agreements with Noresco and Johnson Controls. Certificates of participation in the amount of $86,850,000 were issued in October 2010 and are payable by the Commonwealth from annual appropriations to its Departments of General Services, Corrections and Public Welfare. Certificates of participation in the amount of $12,385,000 were issued in December 2010 and are payable by the Commonwealth from annual appropriations to its Departments of General Services and Public Welfare. The purpose of the additional installment purchase agreements was to assist the Commonwealth, acting through various departments, to acquire certain energy-savings improvements.

On March 1, 2009, the Commonwealth entered into a 25 year master lease agreement for certain office space within the Forum Place complex in the city of Harrisburg. The master lease covered 375,000 square feet of office space and had a term through February 28, 2034. In January 2012, the Pennsylvania Economic Development Financing Authority (“PEDFA”) issued lease revenue bonds in the principal amount of $107,360,000 to acquire the Forum Place complex from the then-controlling majority holder of the defaulted 1998 Dauphin County General Authority bonds. Contemporaneous with the issuance of the PEDFA bonds to acquire the Forum Place, the Capital Region Economic Development Corporation (“CREDC”) entered into an agreement with both the Commonwealth and PEDFA in which the Commonwealth leases approximately 375,000 square feet of office space and 500,000 square feet of parking space in the Forum Place complex from CREDC. The PEDFA bonds are payable from lease payments made by the Commonwealth to CREDC from an annual appropriation authorizing payments to various Commonwealth agencies occupying the leased space.

Lease for Pittsburgh Penguins Arena

In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, created a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), to serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the special revenues pledged therefor. These special revenues include annually (1) $4.1 million from a lease with the Penguins, (2) not less than $7.5 million from the operator of a casino located in the City of Pittsburgh, and (3) $7.5 million from the Commonwealth’s Economic Development and Tourism Fund (the “Development and Tourism Fund”). The Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments.

While the special revenues are projected, as of April 29, 2014, to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $19.1 million. In December 2009, the Commonwealth was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $2.8 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, the Commonwealth has been annually notified by the SEA that additional funds would be required to support debt service. In each subsequent year, the Commonwealth included the appropriation request in the appropriate fiscal year budget. In fiscal year 2011, the actual amount appropriated to support the SEA debt service was $163,885.00 and in fiscal year 2012 it was $96,470.00.

During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”) to complete the Arena. The Supplemental Arena Bonds do not constitute debt of the Commonwealth but are limited obligations of the SEA payable solely from the special revenues pledged therefor. As with the Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in special revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.

Pennsylvania Convention Center

In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto that was recently constructed. Such acquisition was financed through the issuance by PEDFA of $281.075 million of revenue bonds (the “Convention Center Bonds”). The Commonwealth, the City of Philadelphia (the “City”) and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating

Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the state legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (“Act 53”)) for the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. While, as of April 29, 2014, the Gaming Economic Development and Tourism Fund was projected to continue to have sufficient revenues to pay its current appropriated obligations, there can be no absolute assurance that the Gaming Economic Development and Tourism Fund in any future fiscal year will receive sufficient receipts to pay its appropriated obligations.

Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly. As of April 29, 2014, the Commonwealth projected that payments materially in excess of the aggregate $880 million appropriated from the Gaming Economic Development and Tourism Fund would be required to be paid by it to satisfy the Commonwealth’s obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.

Commonwealth Financing Authority

The Commonwealth Financing Authority (the “CFA”) was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.

Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004. As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, the Governor signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provide the CFA with additional bond issuance authority of up to an additional $1.30 billion. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of December 31, 2013, the CFA had issued $365.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA has issued $757.0 million in limited obligation revenue bonds authorized by Act 63.

As of June 30, 2013, the CFA had $1.67 billion in outstanding bond debt. With respect thereto, the Commonwealth’s General Fund has appropriation responsibility for $927.8 million thereof and the Pennsylvania Gaming and Economic Development and Tourism Fund has appropriation responsibility with respect to $740 million of such outstanding debt. In preparation for the enactment of the fiscal year 2011 Commonwealth budget, the Department of Community and Economic Development (“DCED”) and the Office of the Budget, in compliance with the various service agreements, requested an appropriation from the Pennsylvania General Assembly in the full amount of the then estimated debt service for the CFA. In light of available resources of the CFA, the Pennsylvania General Assembly enacted its fiscal year 2011 budget which appropriated $76.480 million in state funds to the CFA for payment of CFA debt service during fiscal year 2011, which amount was approximately $3.5 million less than required to meet all of the CFA’s debt service obligations in that fiscal year. In order to address this shortfall, the CFA applied approximately $3.5 million in available interest earnings to its debt service payments. The Commonwealth’s fiscal year 2012 enacted budget appropriated $82.019 million, which amount was sufficient for the CFA to meet all of its debt service obligations. The Commonwealth’s fiscal year 2013 enacted budget appropriated $85.519 million in state funds to the CFA for payment of CFA debt service during fiscal year 2013. The Commonwealth estimated CFA debt service for fiscal year 2014 to be $82.012 million. With respect to future fiscal year budgets, additional appropriations from the General Fund for future debt service are expected to be requested each year by the Department of Community and Economic Development for inclusion in annual Executive Budget requests to the General Assembly.

Pensions and Retirement Systems

The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

SERS and PSERS are established by state law as independent administrative boards of the Commonwealth, each directed by a governing board that exercises control and management of its system, including the investment of its assets. The board of the SERS consists of eleven members, six appointed by the Governor, two members each from the Senate and House of Representatives and the State Treasurer. The PSERS board has fifteen members, including the Commonwealth’s Secretary of Education, the State Treasurer, the executive secretary of the Pennsylvania School Boards Association, two members appointed by the Governor, six elected members (five from among PSERS members and one from among school board members in Pennsylvania) and two members each from the Senate and the House of Representatives.

The retirement plans of SERS and PSERS are contributory defined benefit plans for which the benefit payments to members and contribution rates by employees are specified in state law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change.

The Commonwealth’s retirement programs are funded by contributions from both the employer and employee. The contribution rate for new PSERS members who enrolled in the pension plan on or after January 1, 2002 and before July 1, 2011 is 7.5 percent of compensation. The contribution rate for new PSERS members who enroll on or after July 1, 2011 is 7.5% or 10.3% depending upon elections made by each employee member. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5 percent to 7.5 percent of compensation, depending upon the date of commencement of employment and elections made by each employee member. The SERS’ employee contribution rate is 6.25 percent for a majority of member employees. Interest on each employee’s accumulated contributions is credited annually at a 4 percent rate mandated by state statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment for most members hired before December 31, 2010, for SERS and before June 30, 2011, for PSERS.

Act 120 of 2010 and Commonwealth Contributions

On November 23, 2010, the Governor signed Act 120 of 2010 (“Act 120”) into law to implement changes to the actuarial methodologies of both of the PSERS and the SERS pension plans. Act 120 also implemented employer contribution collars, set a minimum employer contribution rate, changed the retirement benefits for new employees and prohibited the use by the Commonwealth of pension obligation bonds, among other changes. In addition the Act proposed to amortize certain PSERS unfunded liability over 24 years and certain SERS unfunded liability over 30 years.

The most significant change to the Commonwealth benefit pension systems from Act 120 is the enactment of employer contribution collars to reduce the previously anticipated major increases in pension contributions which would have been required of the Commonwealth beginning in fiscal year 2013. Contribution collars are limits on the amount of year-over-year increase that are required from the employer, namely the Commonwealth, plus in the case of PSERS, the Commonwealth school districts. Contribution collars are expressed as a percentage of payroll, and under Act 120, the contribution collars are 3 percent in fiscal year 2012, 3.5 percent in fiscal year 2013 and 4.5 percent in fiscal year 2014 and all future years beyond 2014 until the actuarial calculated rate is below the collared rate. To the extent the pension funds have large unfunded liabilities, as was the case as of April 29, 2014, such capping of required employer contributions to the pension funds is likely to materially extend the period over which such unfunded liability is funded.

For PSERS, the employer’s contribution is shared by the Commonwealth and the school districts. The Commonwealth remits its employer contribution portion to the school districts, which then remit the entire employer contributions (both school district and Commonwealth portions) to PSERS. The Commonwealth’s contribution is appropriated annually from the General Fund to the Department of Education. In fiscal year 2008, the Commonwealth contributions to SERS and PSERS were $237.5 million and $451.2 million respectively, constituting 8.4 and 18 percent increases in the year-over-year contribution to SERS and PSERS. During fiscal year 2009, Commonwealth contributions to SERS and PSERS were $242.5 million and $360.6 million, a 2.1 percent increase and a 20.1 percent reduction respectively in year-over-year contributions. During fiscal year 2010, Commonwealth contributions totaled $262.5 million for SERS, an 8.2 percent increase in year-over-year contributions, and for $342.6 million, for PSERS, a 5.0 percent decrease in the year-over-year contributions. For fiscal year 2011, for SERS, the Commonwealth contribution was $300.4 million, a 14.4 percent increase, and $408.6 million for PSERS, a 19.3 percent increase. For fiscal year 2012, the SERS Commonwealth contributions were $463.7 million, a 54.4 percent increase and $600.1 million for PSERS, a 47 percent increase. For fiscal year 2013, PSERS’ Commonwealth contributions were $856.1 million.

Based on the 2009 valuations of the two retirement systems, Commonwealth contributions to both systems were projected to increase significantly in fiscal year 2012 based on pre-Act 120 provisions. Those increases were lowered in the near-term as a result of Act 120, but are expected to continue to significantly rise over the next decade. For fiscal year 2013 the PSERS rate was 12.36% under the provisions of Act 120 compared to a pre-Act 120 rate of 29.65%. For fiscal year 2014 the PSERS rate is 16.93% under Act 120 compared to a pre-Act 120 rate of 32.32%. After 2014, under Act 120 employer rates are expected to rise in fiscal year 2015 and fiscal year 2016 by the 4.5 percentage increase provided by the collars and are expected to reach a maximum rate of 33.27 percent in fiscal year 2035 and then drop below 20 percent and decrease for several years thereafter.

With respect to SERS, Commonwealth contributions were, as of April 29, 2014, $660.7 million or 11.59 percent of payroll in fiscal year 2013 compared to anticipated contributions of $1,559.7 or 26.49 percent of payroll without collar restrictions. For fiscal year 2014, as of April 29, 2014, under Act 120 the Commonwealth contribution rate was 16.05 percent as compared to 31.25 percent without collar restrictions. After 2014, the Commonwealth has indicated that rates are expected to rise every year through fiscal year 2017 by the percentage increases as provided for in the collars. The Commonwealth has indicated that it expects to reach a maximum rate of 29.61 percent in fiscal year 2037.

Investment Performance

In common with many other public pension systems in the United States, the recent global economic crisis and resulting recession have had dramatic negative impacts on PSERS’ and SERS’ investment performance. For fiscal year 2009, PSERS generated a negative 26.54 percent annual return. SERS’ return on investments for calendar year 2008 was negative 28.7 percent. SERS returns for the calendar years 2010, 2011 and 2012, were 11.9 percent, 2.7 percent and 12.0 percent respectively. As of April 29, 2014, the SERS preliminary return on investment for 2013 was 13.6 percent. PSERS’ fiscal years 2010, 2011, and 2012 investment performance was 14.59 percent, 20.37 percent and 3.43 percent respectively. As of April 29, 2014, the PSERS preliminary return on investment for 2013 was 7.96 percent.

Actuarial Calculations and Unfunded Actuarial Accrued Liability

Annual actuarial valuations are required by state law to determine the employer contribution rates necessary to accumulate sufficient assets and provide for payment of future benefits. Actuarial assessments are “forward-looking” information that reflect the judgment of the fiduciaries of the pension plans, and are based upon a variety of assumptions, one or more of which may prove to be inaccurate or be changed in the future. Actuarial assessments are expected to change with the future experience of the pension plans. The actuary’s recommendations for employer contribution rates represent a funding plan for meeting current and future retirement obligations. The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of a plan as determined by the actuary. The unfunded accrued liability is a measure of the present value of benefits estimated to be due in the future for current employees under specified assumptions as to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits, under specified assumptions of normal cost, supplemental annuity amortization, employer contribution levels and employee contributions.

The Boards of PSERS and SERS periodically review their respective system actuarial assumptions with actuaries, investment consultants and staff and determine whether to make any prospective changes to these assumptions. Both Boards have recently adopted changes to their respective system actuarial assumptions. In January 2009, the PSERS Board of Trustees decreased PSERS’ actuarial investment rate of return assumption from 8.5 percent to 8.25 percent, effective for the June 30, 2008 actuarial valuation, and further decreased the rate of return assumption from 8.25 percent to 8.0 percent for the June 30, 2009 valuation. In March 2011, the PSERS Board decreased the actuarial investment rate of return for a third time from 8.0 percent to 7.5 percent for the June 30, 2011 actuarial valuation based on a further reduction in the long term capital market rate of return assumptions of its investment consultant. In April 2009, the State Employees’ Retirement Board decreased SERS’ assumed rate of return on investments from 8.5 percent to 8.0 percent effective for the December 31, 2008 valuation. In May 2012, SERS’ Board decreased the actuarial rate of return from 8.0 percent to 7.5 percent for the December 31, 2011 valuation. These changes to SERS’ investment return assumptions conform to the median assumption used by public pension funds nationally.

On June 25, 2012, GASB approved Statement 67 (Plans) which replaced requirements of Statement 25 (effective for fiscal years beginning after June 15, 2013) and Statement 68 (Employers) which replaced the requirements of Statement 27 (effective for fiscal years beginning after June 15, 2014). These new standards were expected to impact the accounting treatment of pension plans in which state and local governments participate. Major changes are: (1) the inclusion of unfunded pension liabilities on the government’s balance sheet (as of April 29, 2014, such unfunded liabilities were typically included as notes to the government’s financial statements); (2) full pension costs were to be shown as expenses regardless of actual contribution levels; (3) lower actuarial discount rates may be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and (4) shorter amortization periods for unfunded liabilities were to be required to be used for certain purposes of the financial statements, which generally would increase pension expenses.

On July 8, 2011, GASB released its exposure draft of proposed changes in pension accounting and financial reporting standards for state and local governments (GASB 25 and 27), and if implemented, these changes were expected to impact the accounting treatment of pension plans in which state and local governments participate. Major changes were: (1) the inclusion of unfunded pension liabilities on the government’s balance sheet (as of April 29, 2014, such unfunded liabilities were typically included as notes to the government’s financial statements); (2) full pension costs would be shown as expenses regardless of actual contribution levels; (3) lower actuarial discount rates would be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and (4) shorter amortization periods for unfunded liabilities would be required to be used for certain purposes of the financial statements, which generally would increase pension expenses. The Commonwealth indicated that, following public comments on the exposure draft in 2011, new standards could be adopted in final form in 2012 and were expected to take effect in fiscal years beginning mid-2013 for most employers.

Other Post-Employment Benefits

In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program (“RPSPP”) provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program (“REHP”) provides Commonwealth-determined benefits to other retired state employees and their dependents.

The General Assembly, based upon the Governor’s request, annually appropriates funds to meet the obligation to pay current retiree health care benefits on a “pay-as-you-go” basis. As of April 29, 2014, retiree health care expenditures were funded by the Commonwealth’s General Fund (approximately 46 percent), and by Federal, Other and Special Funds. Commonwealth costs for such benefits totaled $626 million in fiscal year 2011, $662 million in fiscal year 2012 and $629 million in fiscal year 2013. Fiscal year 2014 employer contributions for retiree health care are estimated at $699 million.

Unemployment Compensation

The Commonwealth, as of June 30, 2012, had outstanding $2.59 billion in loans from the Federal Unemployment Account to the Pennsylvania Unemployment Compensation Fund (the “UC Fund”). As of April 29, 2014, the Commonwealth was one of 35 states that had exhausted its UC Fund balances during the most recent economic downturn. The federal loans, which began in March 2009, were needed to fund unemployment compensation benefits in excess of UC Fund receipts.

Under current federal law, all such loans must be repaid by the states with interest. Under the Federal American Recovery and Reinvestment Act of 2009 (“ARRA”), a waiver of interest on federal loans was extended through the end of calendar year 2010. Beginning in January 2011, interest started to accrue on outstanding loan amounts. Pursuant to the Commonwealth Unemployment Compensation Law, for each year in which interest is due on federal loans, the Department calculates an interest factor tax to be paid by Commonwealth employers on the first $8,000 in wages paid to each employee. The assigned interest factor rate was 0.44 percent for calendar year 2011 and 0.20 percent for calendar year 2012. In addition, federal law requires that employers in a state with an outstanding loan balance at the end of two consecutive years must pay additional federal unemployment taxes (“FUTA”) to repay the principal of the loan. Initially this FUTA tax increase is 0.3 percent on the federal wage base of $7,000 and automatically increases by 0.3 percent each year that the loan remains outstanding.

As of April 29, 2014, based on econometric assumptions and in the absence of legislative action to improve the UC Fund’s solvency and address the federal debt, the Commonwealth anticipated that the UC Fund would continue to require federal loans to pay benefits through at least 2018 and projected that its outstanding loan balance would total $286 million by 2018. Mandatory loan repayments through increased FUTA taxes, which began in 2011, were expected to grow from $94 million that year to an estimated $854 million annually by 2018. Additional voluntary loan repayments from the UC Fund would likely decrease from an estimated $2.56 billion in fiscal year 2011 to $176 million by fiscal year 2018 and the estimated interest on the outstanding UC Fund loans would drop from $101 million annually in fiscal year 2011 to $9 million by fiscal year 2018. The Commonwealth has indicated that these UC-related expenditures did not have any impact on the Commonwealth’s General Fund. They are funded solely by federal taxes, the UC Fund and the Interest Factor assessment, none of which affect the revenues or expenditures of the General Fund.

To address these circumstances, on June 12, 2012 the Commonwealth amended its unemployment compensation law by enactment of Act 2012-60 (the “Act 60”), which among other things, authorized the issuance of up to $4.5 billion of unemployment compensation bonds by the Department of Labor and Industry acting through the Pennsylvania Economic Development Financing Authority (“PEDFA”). The proceeds of such bonds, (the “UC Bonds”) could be used to repay all outstanding loan advances, including interest, from the Federal Unemployment Account as well as to provide additional funding for the UC Fund. UC Bonds would be issued only if the Department of Labor and Industry determined that such issuance would result in a savings to Pennsylvania employers. A stable funding source, i.e. the Interest Factor tax (with a maximum rate not to exceed 1.1%) would finance the repayment of the UC Bonds.

Also, Act 60 includes a number of provisions intended to stabilize the UC Fund on an ongoing basis, including enhanced collections authority for the Department of Labor and Industry, a longer statute of limitations for collection of fault overpayments, an increase in the taxable wage base, closing of loopholes in eligibility requirements, and an amnesty program to give employers and claimants an incentive to pay UC debts.

Overall, the key provisions of Act 6 of 2011 and Act 60 of 2012 are estimated to produce average annual savings of $290 million per year for the UC Fund.

On July 25, 2012, PEDFA closed on a $3.19 billion interim financing with Citibank to both fully repay the outstanding loan from the Federal Unemployment Account and to fund the continued payment of benefits for a period through the Fall of 2012. On October 18, 2012 and as permitted under Act 60, PEDFA issued its $2.8 billion Unemployment Compensation Revenue Bonds which are secured by certain assessments on contributing employers doing business in Pennsylvania. Proceeds of the UC Bonds were used to repay the Citibank interim financing. As a result of the Citibank interim financing and PEDFA’s issuance of its UC Bonds, the Commonwealth estimated that it expected to save employers an estimated $89 million as compared to repaying the previously existing federal advances through increased FUTA taxes with interest at the federal rate.

GOVERNMENT AUTHORITIES AND OTHER ORGANIZATIONS

Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. These organizations, their purposes and their outstanding debt, as computed by each organization, (excluding swap obligations) are as follows:

Delaware River Joint Toll Bridge Commission (“DRJTBC”). The DRJTBC, a public corporation of the Commonwealth and New Jersey, owns and operates bridges across the Delaware River. Debt service on bonds is paid from tolls and other revenues of the Commission. The DRJTBC had $343.5 million in bonds outstanding as of December 31, 2013.

Delaware River Port Authority (“DRPA”). The DRPA, a public corporation of the Commonwealth and New Jersey, operates several toll bridges over the Delaware River, and promotes the use of the Philadelphia-Camden port and promotes economic development in the port district. Debt service on bonds is paid from toll revenues and other revenues pledged by DRPA to repayment of bonds. The DRPA had $1.65 billion in revenue bond debt outstanding as of December 31, 2013.

Pennsylvania Economic Development Financing Authority (“PEDFA”). The PEDFA was created in 1987 to offer pooled bond and other bond issues for both taxable and tax-exempt bonds on behalf of local industrial and commercial development authorities for economic development projects. Bonds may be secured by loan repayments and all other revenues of the PEDFA. The PEDFA had $6.05 billion of debt outstanding as of December 31, 2013, including the UC Bonds.

Pennsylvania Energy Development Authority (“PEDA”). The PEDA was created in 1982 to finance energy research projects, demonstration projects promoting the production or conservation of energy and the promotion, utilization and transportation of Pennsylvania energy resources. The authority’s funding is from appropriations and project revenues. Debt service on bonds is paid from project revenues and other revenues pledged by PEDA to repayment of bonds. The PEDA had no bonds outstanding as of December 31, 2013.

Pennsylvania Higher Education Assistance Agency (“PHEAA”). The PHEAA makes or guarantees student loans to students or parents, or to lending institutions or post-secondary institutions. Debt service on the bonds is paid by loan interest and repayments and other agency revenues. The PHEAA had $7.06 billion in bonds outstanding as of December 31, 2013.

Pennsylvania Higher Educational Facilities Authority (“PHEFA”). The PHEFA is a public corporation of the Commonwealth established to finance college facilities. As of December 31, 2013, the PHEFA had $6.44 billion in revenue bonds and notes outstanding payable from the lease rentals or loan repayments of the projects financed. Some of the lessees or borrowers, although private institutions, receive grants and subsidies from the Commonwealth.

Pennsylvania Industrial Development Authority (“PIDA”). The PIDA is a public corporation of the Commonwealth established for the purpose of financing economic development. The PIDA had $237.2 million in revenue bond debt outstanding on December 31, 2013, to which all of its revenues are pledged.

Pennsylvania Infrastructure Investment Authority (“Pennvest”). Pennvest was created in 1988 to provide low-interest rate loans and grants for the purpose of constructing new and improving existing water supply and sewage disposal systems to protect the health and safety of the citizens of the Commonwealth and to promote economic development within the Commonwealth. Loans and grants are available to local governments and, in certain circumstances, to private companies. The Pennvest bonds are secured by principal repayments and interest payments on Pennvest loans. Pennvest had $1.6 million of revenue bonds outstanding as of December 31, 2013.

Pennsylvania Turnpike Commission (“PTC”). The PTC operates the Pennsylvania Turnpike System (“System”). Its outstanding indebtedness of $8.85 billion as of December 31, 2013, is payable from the net revenues of the System, primarily toll revenues and rentals from leases and concessions or from certain taxes dedicated to the System.

State Public School Building Authority (“SPSBA”). The SPSBA finances public school projects and community college capital projects. Bonds issued by the SPSBA are supported by the lease rental payments or loan repayments made to the SPSBA by local school districts and the community colleges. A portion of the funds appropriated annually by the Commonwealth as aid to local school districts and community colleges may be used by them to pay a portion of such lease rental payments or loan repayments. The SPSBA had $3.2 billion of revenue bonds outstanding as of December 31, 2013.

City of Philadelphia—PICA

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund deficit of the City of Philadelphia, as of June 30, 1992, of $224.9 million. As of April 29, 2014, Philadelphia is operating under a five-year financial plan covering fiscal years 2014 through 2018. This plan was initially approved by PICA on September 17, 2013. Revisions to the plan were approved by the Authority on November 19, 2013 and March 18, 2014.

No further bonds may be issued by PICA for the purpose of financing capital projects or an operating deficit, as the authority for such bond issuance expired on December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $409.3 million in special tax revenue bonds outstanding as of June 30, 2013. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

TAXES AND OTHER REVENUE SOURCES

Tax Revenues

Tax revenues constituted approximately 98.0 percent of Commonwealth revenues in the General Fund for the fiscal year ended June 30, 2013. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, the cigarette tax, and the utility gross receipts tax. Together these five taxes produced 89.1 percent of General Fund tax revenues for the fiscal year ended June 30, 2013.

The major tax sources for the Motor License Fund are the liquid fuels tax and the oil company franchise tax. Together these taxes produce just over 42 percent of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

The major tax sources for the General Fund and the Motor License Fund are described briefly below. The tax receipt amounts in the descriptions are on a budgetary basis.

Personal Income Tax. This tax accounted for $11.37 billion or 39.7 percent of fiscal year 2013 General Fund Commonwealth revenues. The tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07 percent became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

Withholding is required by employers from all persons liable for the tax with the size of collections determining the frequency for remittance to the Commonwealth. A declaration and partial payment of the estimated tax are required for those individuals with taxable incomes over $8,000 per year, other than wages subject to withholding.

Individuals and families meeting qualifying income limits do not pay personal income tax on all or a portion of their taxable income with the exemptions depending on their total income. A qualifying family of four owes no personal income tax on taxable income up to $32,000 annually.

Sales Tax. This tax accounted for $8.89 billion or 31.0 percent of fiscal year 2013 General Fund Commonwealth revenues. The tax is levied at a rate of 6 percent on the sale, use, storage, rental or consumption of tangible personal property, cigarettes, and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying, and utility service. The tax base was expanded in fiscal year 1992 to include a number of services not previously taxed. Beginning in fiscal year 2004, 0.947 percent of collections are transferred to a special fund for mass transit assistance. Beginning in fiscal year 2008 with the enactment of Act 44 of 2007, an additional 4.4 percent of receipts are transferred for transit assistance purposes.

Sales tax licensees reporting an actual tax liability equal to or greater than $100,000 for the third calendar quarter of the preceding year must make a payment of 50 percent of the tax liability for the same month of the previous year.

Sales tax licensees reporting an actual tax liability of at least $25,000 and less than $100,000 for the third calendar quarter of the preceding year are provided an option for their tax payment—50 percent of the tax liability for the same month of the previous year or greater than 50 percent of the actual tax liability for the same month in the current year. This option is effective for tax returns due after September 30, 2012.

Corporate Net Income Tax. The Commonwealth received $2.42 billion, or 8.5 percent of fiscal year 2013 General Fund Commonwealth revenues, from this tax. Domestic and foreign corporations are subject to the corporate net income tax for the privilege of doing business, carrying on activities, having capital or property employed or used in Pennsylvania or owning property in Pennsylvania. Limited liability companies and business trusts that are classified as corporations for Federal income tax purposes are also subject to tax. Building and loan associations, banks, savings institutions, trust companies, insurance and surety companies, and nonprofit corporations are exempt from the tax. When less than the entire business of any corporation is transacted within the Commonwealth, the taxable income in Pennsylvania is determined by an apportionment formula. The current tax rate of 9.99 percent became effective for fiscal years beginning on or after January 1, 1995. The previous tax rate of 11.99 percent had been in effect since January 1, 1994.

The corporate net income tax is to be paid in four equal installments throughout the corporation’s tax year based on estimated taxes due for the entire tax year. Any remaining portion of taxes due is to be paid with the corporation’s annual report due three-and-one-half months following the end of the corporation’s tax year.

Gross Receipts Tax. This tax accounted for $1.31 billion, or 4.6 percent of fiscal year 2013 General Fund Commonwealth revenues. The gross receipts tax is levied on telephone, telegraph, and mobile telecommunications companies; electric light, water power, and hydroelectric companies; managed care organizations; and pipeline and miscellaneous transportation companies. Municipally owned or operated public utilities may exclude gross receipts derived from business done inside the limits of the municipality.

Beginning January 1, 2004, interstate and cellular telecommunications services are subject to the gross receipts tax. The tax rate is 50 mills, which became effective in July 1991, having been raised from its prior tax rate of 44 mills for all utilities except electric utilities, which are taxed at the rate of 59 mills. Revenue from 0.25 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund. All firms, except public utilities owned or operated by a municipality or a municipal authority are required to file estimated revenue reports annually, together with the estimated payment of the current year’s tax calculated by applying such tax rate to 90 percent of the tax base for the such year or 100 percent of the liability two years prior, subject to that year’s rate. The adequacy of these payments is judged retrospectively based on the final return.

Effective for tax years after January 1, 2000, natural gas companies became exempt from the tax. The tax report and estimated payment are required to be made by March 15. The remaining tax is due and payable by the succeeding March 15.

Capital Stock and Franchise Taxes. These taxes generated $602.2 million for the Commonwealth in fiscal year 2013 or 2.1 percent of General Fund Commonwealth revenues. They are levied on the capital stock value of domestic and foreign corporations doing business or having property or capital employed in Pennsylvania on that portion of capital stock value apportionable to Pennsylvania under a statutory formula.

Capital stock and franchise tax estimated payments must exceed 90 percent of reported annual liability or 100 percent of the liability two year’s prior subject to the current rate. As of April 29, 2014, the General Fund tax rate for tax years that began in 2013 is 0.89 mills, having been reduced from 1.89 mills effective January 1, 2012. This tax is scheduled to be phased out for taxable years beginning after December 31, 2015 under legislation enacted in 2002 and amended in 2003, 2006, 2009 and 2013.

Cigarette Tax. Collections of this tax totaled $1.02 billion in fiscal year 2013, or 3.6 percent of General Fund Commonwealth revenues. The tax is imposed and assessed on the sale or possession of cigarettes and little cigars within the Commonwealth. It is levied on the consumer but is collected by the sale of stamps and meter units to dealers who affix them to each package. The current rate is $1.60 per package of 20 cigarettes, which was increased by 25 cents in 2009. The 6 percent sales tax is also imposed on the retail sale of cigarettes and is included in the sales tax receipts. A portion of the collections from the tax are transferred to a special fund for children’s health insurance and to a special fund for preserving farmland.

Inheritance and Estate Taxes. Collections of these taxes were $845.3 million in fiscal year 2013, or 3.0 percent of General Fund Commonwealth revenues. The inheritance tax is levied on the value of property transferred to heirs of a deceased person. Prior to July 1, 2000, the tax rate was 6 percent of the value, if passing to lineal heirs, and 15 percent if passing to collateral heirs. Effective July 1, 2000, the tax rate on transfers to parents, grandparents and lineal descendants was lowered to 4.5 percent and a new tax rate of 12 percent on transfers to siblings was established. The estate tax was a “pick-up” tax in the amount of the maximum federal tax credit less State death taxes paid. The federal estate tax credit was phased out between 2002 and 2005. As a result of the American Taxpayer Relief Act of 2012, the federal estate tax credit, and thus Pennsylvania’s estate tax, will not return. Counties collect the inheritance and estate tax, which is due within nine months following the death of the person whose property is being transferred.

Other Taxes. Other General Fund major taxes include: Insurance Premiums Tax, Realty Transfer Tax, Liquor Tax, Financial Institution Taxes, Public Utility Realty Tax, Malt Beverage Tax, Liquid Fuels Tax, Oil Company Franchise Tax, Fuels Tax, and Motor Carriers Road Tax.

Non-Tax Revenues

Licenses and Fees. License and fee receipts in the General Fund for fiscal year 2013 totaled $137.0 million, representing 0.5 percent of Commonwealth revenues to the General Fund. Revenues from motor vehicle licenses and fees in fiscal year 2012 were $892.5 million, representing 36.9 percent of total fiscal year 2013 Motor License Fund Commonwealth revenues.

Miscellaneous Revenue. Revenues from non-tax sources not categorized elsewhere are credited to miscellaneous revenues. Interest earnings on securities and deposits are included in this source. Miscellaneous revenues receipts in the General Fund for fiscal year 2013 totaled $307.3 million. Receipts from miscellaneous motor vehicle revenues in fiscal year 2013 were $300.6 million, representing 12.4 percent of total fiscal year 2013 Motor License Fund Commonwealth revenues.

State Stores Fund Transfers. This is an amount determined by the Liquor Control Board to be available for transfer to the General Fund. The amount transferred for fiscal year 2013 was $80.0 million. In Pennsylvania, the distribution and sale of liquor is a state enterprise.

Fines, Penalties and Interest. This revenue source includes all fines, penalties and interest collected in the enforcement of non-tax regulations, such as moving violation surcharges. The amount deposited to the General Fund for fiscal year 2013 was $55.4 million.

Tobacco Settlement Payments. The Commonwealth’s portion of payments made by cigarette manufacturers participating in the Tobacco MSA are deposited in the Tobacco Settlement Fund to be used for certain health-related programs.

Federal Revenues

Receipts by the Commonwealth in its General Fund, Motor License Fund, Tobacco Settlement Fund and State Lottery Fund from the federal government during fiscal year 2012 totaled $21.7 billion, while such federal receipts were $22.3 billion in fiscal year 2013. Anticipated receipts for the fiscal year 2014 budget are $22.7 billion. Approximately $15.0 billion, or 69 percent of total federal revenue to the Commonwealth for fiscal year 2012, was attributable to public health and welfare programs, the largest of which are for the Medical Assistance and Temporary Assistance to Needy Families programs. In fiscal year 2013, $15.50 billion, or 69.5 percent of federal revenues was attributable to these types of programs. In fiscal year 2014, approximately $16.2 billion or 71.3 percent of federal revenues is expected to be attributable to public health and welfare programs.

MAJOR COMMONWEALTH EXPENDITURES

The Commonwealth’s major operating funds—the General Fund, the Motor License Fund and the State Lottery Fund—provide financial resources to operate programs and fund grants. Trends in expenditures from those funds for various program areas are discussed below based on budgetary basis financial statements for fiscal year 2013 and the enacted budget for fiscal year 2014 and the proposed budget for fiscal year 2015.

Education

In fiscal year 2012, expenditures from Commonwealth revenues for education purposes were more than $10.90 billion. The budget for fiscal year 2013 included over $11.30 billion in expenditures from Commonwealth revenues for education purposes, an increase of 4 percent over fiscal year 2012. The enacted budget for fiscal year 2014 includes over $11.60 billion in education funding, an increase of approximately 2.4 percent over fiscal year 2013.

Elementary and Secondary Education. The financing of public elementary and secondary education in Pennsylvania is shared by the Commonwealth and local school districts. There are 500 local school districts in the State. With certain exceptions, each is governed by a locally elected school board responsible for the administration of the public schools in the school district with the authority to levy taxes within the limits prescribed by the Public School Code of 1949, as amended. Funds supplied by the Commonwealth supplement the funds raised locally. Local school districts receive various subsidy payments for basic instruction, vocational education, debt service, pupil transportation, employee retirement programs including Social Security, and various special education programs. The largest such subsidy is the Basic Education subsidy. The enacted budget for fiscal year 2014 increased the state portion of the Basic Education subsidy by $122.5 million, or 2.27 percent, to more than $5.52 million. For fiscal year 2014, each school district will receive an amount equal to its 2013 Basic Education funding allocation. The increase is expected to be distributed to qualifying school districts, based on their local wealth, existing tax burden, district size and certain student characteristics.

Certain specialized education programs are operated and administered in Pennsylvania by 29 intermediate units established by the component local school districts. These intermediate units are funded from contributions from member school districts. Programs operated by intermediate units generally are special education programs for the gifted, for individuals with mental and physical disabilities, and for support of nonpublic schools through the provision of auxiliary services and the lending of instructional materials such as textbooks to children attending nonpublic schools in Pennsylvania.

Total Commonwealth expenditures for basic education programs in fiscal year 2012 were more than $9.20 billion, representing nearly 84.4 percent of all Commonwealth expenditures for education in fiscal year 2012. Total budgeted Commonwealth expenditures for basic education programs in fiscal year 2013 were more than $9.60 billion, representing 85 percent of all Commonwealth expenditures for education in fiscal year 2013. The enacted budget for fiscal year 2014 includes more than $9.90 billion for basic education programs.

Higher Education. Higher education in Pennsylvania is provided through 271 degree-granting institutions, which include the fourteen universities of the State System of Higher Education (“PASSHE”), four State-related universities, community colleges, independent colleges and universities and specialized degree-granting institutions. PASSHE, created in 1982 from the fourteen state-owned colleges, is administered by a Board of Governors whose members are appointed by the Governor and confirmed by the Senate. In fiscal year 2012, nearly $1.60 billion was expended by the Commonwealth for institution and student financial assistance. The budget for fiscal year 2013 included nearly $1.60 billion for higher education. The budget for fiscal year 2014 includes nearly $1.60 billion for higher education.

Public Health and Human Services

Fiscal year 2013 public health and human services expenditures were $30.11 billion and are projected to be $31.36 billion in fiscal year 2014. For fiscal year 2015, $33.86 billion is proposed for these purposes. With regard to fiscal year 2014 expenditures, $11.36 billion is expected to be funded from the General Fund, while $11.79 billion is estimated to be provided from the General Fund for fiscal year 2015. Federal funds are expected to increase by $1.85 billion due to implementation of Pennsylvania’s Healthy PA program, and augmentations are expected to increase by $54 million for fiscal year 2015. Public health and human service programs are the largest single component of combined state and federal spending in the Commonwealth’s operating budget. The overall budget increase reflects the impact of caseload increases, federal mandates, litigation and continued support of county operated programs for child welfare, mental health and intellectual disabilities.

The Governor’s proposed fiscal year 2015 budget includes $328.1 million of receipts from the Tobacco Settlement Fund that are to be expended for health care related programs. Federal funds matching the state Tobacco Master Settlement Agreement (“Tobacco MSA”) funds are also expected to be provided. However, under the terms of the 1998 settlement that created the Tobacco Settlement Fund, payments by the tobacco companies may, in certain circumstances be reduced, reflecting decline in cigarette sales, and such payments also may be limited, delayed or terminated as a result of bankruptcy or insolvency of tobacco companies or legal challenges to the settlement or to amounts due thereunder. Since fiscal year 2007, receipts from the Tobacco MSA have been reduced as certain tobacco companies decided to withhold or to place into escrow over $5.50 billion in payments to the various states and localities under provisions of the Tobacco MSA. The Commonwealth’s share of withheld Tobacco MSA funds totaled over $323 million. In September 2013, an arbitration panel hearing the non-participating manufacturer (“NPM”) adjustment dispute with respect to MSA payments received in 2004 issued a decision adverse to the Commonwealth. The Attorney General challenged the decision, and in proceedings before the Philadelphia Court of Common Pleas the Commonwealth’s loss was reduced from an estimated $180 million to $143 million as a result of the Judge’s decision. As of April 29, 2014, funds had been placed in budgetary reserve in 2014 to offset this loss. For fiscal year 2014, receipts from the April 2013 payment were reduced by $39.0 million to reflect the continuation of the withholding and for fiscal year 2015, estimated receipts from the April 2015 payment are slated to be reduced by $42.1 million.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs by the Commonwealth amounted to $6.75 billion in fiscal year 2013, while $6.90 billion is budgeted from the General Fund for fiscal year 2014 and $7.20 billion is proposed for fiscal year 2015. A nursing home assessment fee provided a General Fund offset (meaning a reduction in required General Fund appropriations) of $151.5 million in fiscal year 2013 and was expected to provide a $199.7 million offset in fiscal year 2014. In fiscal year 2015, the nursing home assessment offset is projected at $191 million. A statewide managed care organization Gross Receipts Tax assessment provided a General Fund offset of $369 million in fiscal year 2013 and is expected to provide a $337 million offset in fiscal year 2014. In fiscal year 2015, the Statewide managed care organization Gross Receipts Tax assessment offset is projected at $401 million. In addition, a Statewide Quality Care assessment provided a $109 million offset in fiscal year 2013 and is expected to provide a $150 million offset in fiscal year 2014. In fiscal year 2015, the Statewide Quality Care assessment offset is projected at $150 million. For 2015 approximately 34.8 percent of the total cost of assistance to the economically needy is to be supported by Commonwealth funds appropriated from the General Fund. The balance is provided from reimbursements by the federal government and through various program collection activities conducted by the Commonwealth.

Medical assistance continues to be a growing component of public health and human services expenditures. Despite implementation of Commonwealth initiatives to restrain costs, the program continues to grow due to an expanding caseload, technology improvements and general medical inflation. Expenditures for medical assistance increased during the period from fiscal years 2003 through 2014 by an average annual rate of 7.2 percent. Fiscal year 2014 expenditures from Commonwealth funds are projected to be $6.62 billion and the proposed budget for fiscal year 2015 provides $6.96 billion, an increase of 5.1 percent from the prior fiscal year due to a decrease in the Federal Medical Assistance Percentage. Income maintenance cash assistance payments to families in transition to independence are estimated at $1.07 billion for fiscal year 2014, of which $209.3 million is from the General Fund. The proposed budget for fiscal year 2015 includes a total of $1.06 billion, for such purpose with $213.1 million provided from the General Fund. Cash assistance is time-limited and requires participation in work activities to maintain eligibility. The 2013 budget eliminated the cash assistance benefits provided through the General Assistance program. These benefits were funded exclusively with state funds.

Transportation

The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000 mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. Other special funds, including the Public Transportation Assistance Fund, the Public Transportation Trust Fund and the State Lottery Fund, provide funding for mass transit programs.

Act 89 of 2013, provided dedicated additional funding for highway and bridges through the incremental uncapping of the Oil Company Franchise Tax (“OCFT”) and the indexing of vehicle and driver services fees. Act 89 also restructured the Act 44 of 2007 Pennsylvania Turnpike Commission payment distributions. Beginning in fiscal year 2015, the current annual $200 million highway and bridge distribution is slated to be redirected to mass transit resulting in annual distributions to mass transit of $450 million.

In addition to its unrestricted state funds, the Motor License Fund includes five restricted revenue accounts funded by state revenues legislatively dedicated to specific purposes. Some of the restricted purposes funded from these accounts also receive funding by annual appropriations of unrestricted Motor License Fund revenues. Programs receiving funds from a restricted account include highway bridges, highway construction and maintenance, grants to municipalities for highways and bridges, and airport development.

Total funding for the Commonwealth’s highway and bridge program for fiscal year 2013 was $2.00 billion. The funding increased to $2.079 billion in fiscal year 2014 and is proposed to increase to $2.50 billion in fiscal year 2015.

Support of highway and bridge expenditures by local governments through grants paid from the Motor License Fund and restricted revenues was $409.5 million in fiscal year 2013 and is projected to be $437.9 million in fiscal year 2014. In fiscal year 2015, proposed grants to local governments are projected to increase to $513.6 million.

In addition to its support of the highway system, the Commonwealth provides subsidies for mass transit systems including passenger rail and bus service.

In fiscal year 2008, the funding mechanisms for mass transit in the Commonwealth were changed with the enactment of Act 44 of 2007. Mass transit funding was shifted from the General Fund to a combination of sources of revenue, primarily going into a Public Transportation Trust Fund established by Act 44 of 2007. The Public Transportation Trust Fund was created to provide a long-term, predictable and growing source of revenues for public transportation systems. Act 89 of 2013 increased funding and revenue sources for the Public Transportation Trust Fund. Revenues come from scheduled payments by the Pennsylvania Turnpike Commission, a portion of the Sales and Use Tax, certain motor vehicle fees, vehicle code fines and surcharges and transfers from the Public Transportation Assistance Fund and the Lottery Fund. This funding supports mass transit programs statewide, providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation. For fiscal year 2013, Commonwealth funding available for mass transit was $1.09 billion. Funding for mass transit increased in fiscal year 2014 to $1.18 billion. The proposed fiscal year 2015 budget funding for mass transit increases to $1.44 billion.

Act 89 created the Multimodal Transportation Fund to provide additional funding for freight and passenger rail, ports, aviation, bicycle and pedestrian facilities, and other modes of transportation. Revenues deposited into the Multimodal Transportation Fund include payments from the Pennsylvania Turnpike Commission, a portion of certain motor vehicle fees and beginning in fiscal year 2016, a portion of the Oil Company Franchise Tax. For fiscal year 2014, Commonwealth funding available for multimodal transportation is $30 million. The proposed fiscal year 2015 budget funding is slated to increase to $97 million.

The Commonwealth’s current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation, and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In fiscal year 2013, $11.3 million was expended from aviation restricted accounts. In fiscal year 2014, $10.4 million is available for such purposes. A total of $10.4 million is proposed for fiscal year 2015.

INVESTMENT OF COMMONWEALTH FUNDS

The Commonwealth’s Treasury Department is responsible for the deposit and investment of most funds belonging to the Commonwealth, including the proceeds of the Bonds and the funds held for the payment of interest on and maturing principal of the Bonds. The Commonwealth’s Fiscal Code contains statutory limitations on the investment of funds by the Treasury Department. The Board of Finance and Revenue, a three-member board of state officials chaired by the State Treasurer, is authorized to establish the aggregate amount of funds that may be invested in some of the various categories of permitted investments. The State Treasurer ultimately determines the asset allocation and selects the investments within the parameters of the law.

The Commonwealth’s Fiscal Code permits investments in the following types of securities: (i) United States Treasury securities and United States Agency securities maturing within two years of issue; (ii) commercial paper issued by industrial, common carrier or finance companies rated “Prime One” or its equivalent; (iii) certificates of deposit of Pennsylvania-based commercial banks, savings banks or savings and loans; (iv) repurchase obligations secured by Federal obligations; (v) banker’s acceptances written by domestic commercial banks with a Moody’s Investors Service “AA” rating or the equivalent by Standard & Poor’s Financial Services or Fitch’s Rating Service; and (vi) other non-equity investments not to exceed ten percent of assets subject to a “prudent investor” test.

Budget Stabilization Reserve Fund and Tax Stabilization Reserve Fund

Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.03 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund and initially directed $300 million of funding from the General Fund to be deposited to the fund during fiscal year 2003. Subsequently, the General Assembly repealed the $300 million transfer allowing that amount to remain in the General Fund to help offset anticipated revenue shortfalls to the fiscal year 2003 budget.

As of April 29, 2014, the Commonwealth has a virtually zero balance in the Budget Stabilization Reserve Fund. Based on estimates for fiscal year 2014, the Commonwealth projects a preliminary fiscal year 2014 ending balance of 216 million. The Governor has proposed suspending any statutory transfer for fiscal year 2014 due to expected low end-of-year balance. Such suspension would require the approval by the General Assembly.

Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund.

COMMONWEALTH FINANCIAL PERFORMANCE

Recent Developments

On February 4, 2014, the Governor submitted to the General Assembly his proposed fiscal year 2015 budget.

Revised estimates for fiscal year 2014 were also incorporated in the Governor’s fiscal year 2015 proposed budget on February 2, 2014 which, based on estimated supplemental appropriations, lapses and revised estimates of expenditures and revenues and suspension of unappropriated balances for fiscal year 2014, gave rise to a projected fiscal year 2014 ending unappropriated fund balance of $215.9 million for the General Fund.

However, based upon information available on May 1, 2014 to the Commonwealth, total General Fund revenue collected for April was $3.4 billion, $328.292 million or 8.8% below estimate. Fiscal year-to-date General Fund revenue is $23.9 billion or $504.546 million or 1.7% below estimate, adjusting for an early State Store Fund profit transfer. April revenues for corporate taxes and personal income taxes are calculated to be $94.686 million and $185.661 million below the monthly estimates respectively. Sales and use tax for the month of April was above estimate by $4.346 million.

According to the Department of Revenue, the impacts of the federal tax increases effective January 1, 2013 have had a larger than anticipated impact on April 2014 receipts. It appears the shift in recognizing capital gains and dividend payments into 2012 was of a magnitude much greater than estimated. Personal income tax receipts were 19% below estimate for the month of April. To further explain the situation, the Department of Revenue stated that national wage and salary growth was significantly below economic forecasts, as was gross domestic product for the first quarter, which was estimated to grow at 3.5% but actual growth was reported at only 0.1%.

The Commonwealth has been taking actions to mitigate the impact of less than anticipated revenues by increasing current and prior year lapses, freezing funds, slowing hiring, and clarifying tax guidance on a certain tax to recoup unintended leakage in collection. Over the next two months, the Administration is expected to work with the General Assembly to enact a 2014-15 budget that is balanced, and by definition, would have to take into account any negative balance, which might be brought forward from 2013-14.

GENERAL FUND FINANCIAL PERFORMANCE

During the five-year period from fiscal year 2009 through fiscal year 2013, total revenues and other sources increased by an average of 3.7 percent annually. Tax revenues during this same period increased by an annual average of 3.4 percent. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2009 through 2013 rose at an average annual rate of 3.1 percent. Expenditures for the protection of persons and property during this period increased at an average annual rate of 2.1 percent; public education expenditures during this period decreased at an average annual rate of 0.2 percent; health and human services expenditures increased at an average annual rate of 3.7 percent; and capital outlays increased at an average annual rate of 37.5 percent. Commonwealth expenditures for direction and support services (state employees and government administration) increased at an average annual rate of 3.3 percent during the fiscal years 2009 through 2013. The fund balance at June 30, 2013 totaled $1.57 billion, an increase of $306.7 million from the balance at June 30, 2012. The Commonwealth implemented GASB Statement No. 54 which addressed the reporting of fund balances. This implementation affects the comparability of fund balances for the fiscal year ended June 30, 2012 and subsequent years to those of prior years.

Fiscal Year 2011 Financial Results

GAAP Basis. Effective on July 1, 2010, the Commonwealth implemented GASB Statement No. 54 that resulted in the reclassification of 41 special revenue funds. As a result of the reclassification, the fund balance of the General Fund at June 30, 2010 was restated to $565.2 million, an increase of $280.2 million. At June 30, 2011, the General Fund reported a fund balance of $1.62 billion, an increase of $1.02 billion from the restated fund balance at June 30, 2010. On a net basis, total assets increased by $593 million to $10.83 billion. Liabilities decreased by $426 million to $9.21 billion.

General Fund tax revenues increased overall by $1.59 billion (6.58 percent) during the fiscal year ended June 30, 2011. This overall increase was attributable to all tax types except realty transfer taxes, which decreased by $14 million. Corporation taxes increased by $493 million, an increase of 11.92 percent, aided by one-time revenues of $176 million. Reported sales and use tax revenues increased by $302 million that included the effect of payment changes that accelerated remittances of sales taxes by vendors. Reported ‘Other’ taxes increased by $128 million over the prior fiscal year due primarily to increases in the Department of Revenue’s Enhanced Revenue Collection program ($79 million), $23 million from the Medicaid Managed Care Gross Receipts Tax and $30 million resulting from a fiscal year reclassification as of April 29, 2014.

Intergovernmental revenues increased by $1.70 billion, net, resulting primarily from non-ARRA Federal participation ($1.38 billion) as follows: a $1.26 billion increase related to significantly higher year-over-year expenditures for Department of Public Welfare medical assistance and other types of health and human services expenditures; a $337 million increase for education programs; partially offset by $80 million decreases in non-ARRA Federal participation for both the Department of Community and Economic Development and the Department of Environmental Protection and a $65 million decrease for the Department of Military and Veterans Affairs. ARRA Federal participation ($267 million) consisted of: a $145 million increase for the Department of Public Welfare medical assistance and other types of health and human services expenditures, an $111 million increase for education programs, a $35 million increase for the Department of Environmental Protection and a $17 million increase for the Department of Military and Veterans Affairs, partially offset by a $27 million decrease for higher education and a $14 million decrease for the Department of Community and Economic Development.

Charges for sales and services revenues increased by $453 million, net, from the prior fiscal year due primarily to: the Department of Public Welfare ($418 million increase, net) for first-year quality care assessments ($538 million), accrued revenues ($64 million), and intergovernmental transfer ($30 million), partially offset by lower capitation managed care assessments ($170 million), and lower net nursing home assessments ($52 million); $152 million related to prior year active employee health care expenditures; and $42 million of recurring payroll-related revenues. The net increase of $629 million was partially offset by lower revenue accruals as of June 30, 2011 ($166 million).

Combined licenses/fees/investment and other revenues decreased by $135 million, net, primarily due to: (1) prior fiscal year one-time licenses/fees revenues for Table Game Authorization Fees, amounting to $165 million, partially offset by fiscal year 2011 net increases of $22 million; (2) an increase for investment income of $8 million: and (3) net decreases for ‘Other’ revenues of $33 million. These net decreases ($168 million) were partially offset by amounts newly reported as part of the General Fund of $34 million.

Total General Fund expenditures increased by 5.7 percent during the fiscal year ended June 30, 2011 or by over $2.70 billion.

Reported expenditures for health and human services expenditures increased by $2.41 billion, due primarily to a higher aggregate need for medical assistance, and income and/or cash grant assistance to individuals ($3.27 billion). Of this increase, expenditures for Food Stamps increased by $308 million. The $3.27 billion increase was partially offset by an $889 million decrease in year-over-year accrued expenditures. Expenditures for the Pharmaceutical Assistance Contract for the Elderly (“PACE”) program, which are newly reported as part of the General Fund, amounted to $243 million. Expenditures for the administration of the unemployment compensation benefits program increased by $41 million. Labor and Industry expenditures decreased by $209 million, primarily due to a 2011 fiscal year reclassification from this category to capital outlay.

Public education expenditures increased by $384 million, net, due primarily to new Federally-funded (non- ARRA) basic education expenditures of $387 million, partially offset by a reduction in state-funded basic education expenditures of $140 million for a net year-over-year increase in basic education subsidies of $247 million; increased ARRA Federally-funded expenditures of $129 million; increased public school employee retirement (employer share) of $57 million; and increased expenditures for food and nutrition programs of $23 million. These increases ($456 million) were partially offset by a net decrease in accrued expenditures ($109 million) as of June 30, 2011 and net expenditure increases in a variety of programs ($81 million). In addition, higher education subsidies decreased by nearly $44 million.

Capital outlay expenditures increased by $216 million, based on year-over-year capital asset acquisition increases at state agencies as follows: Labor and Industry ($224 million), Pennsylvania Judiciary ($26 million), Public Welfare ($16 million) and Revenue ($10 million). These increases were partially offset by decreases in numerous other state agencies amounting to $60 million.

Direction and supportive services expenditures decreased by $196 million, on a net basis, due primarily to a $158 million increase in expenditures for active employee healthcare in the prior fiscal year that did not recur during fiscal year 2011, plus a separate 2011 fiscal year expenditure decrease of $72 million for active employee healthcare. These two decreases were partially offset by a $25 million increase in expenditures related to annuitant healthcare during fiscal year 2011.

Protection of persons and property expenditures increased by $36 million, on a net basis, primarily because of higher expenditures for state agencies as follows: Corrections—personnel ($50 million) and contracted services ($50 million); Environmental Protection—increases in grants and subsidies ($48 million); Emergency Management—increases in grants and subsidies ($31 million); and Executive Offices—higher accrued expenditures ($27 million), all of which were partially offset by other reductions. These net increases were also partially offset by expenditure decreases for the Department of Military and Veterans Affairs—lower accrued expenditures (over $111 million), Labor and Industry—lower accrued expenditures ($28 million); the Pennsylvania Judiciary (over $35 million); and the Pennsylvania Department of State—a net decrease in accrued expenditures and grants and subsidies ($23 million).

Reported Transfers to the General Fund increased by $324 million primarily because of a $244 million increase in transfers from the Tobacco Settlement Fund, a $200 million increase from the State Lottery Fund to the PACE program (now financially reported as part of the General Fund), and increases from several other funds during the fiscal year ended June 30, 2011.

Reported transfers from the General Fund decreased by $26 million, net, primarily because of a $46.4 million decrease to the Community College Capital Fund, increases by several other funds, and partially offset by a $42.3 million increase to debt service funds during the fiscal year ended June 30, 2011.

Budgetary Basis. Actual General Fund revenues of the Commonwealth were above the certified estimate by $785.5 million or 2.9 percent during fiscal year 2011, the first time since fiscal year 2008. Final Commonwealth General Fund revenues for the fiscal year totaled $27.5 billion. Total fiscal year 2011 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $26.98 billion. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources (federal ARRA funding), were $25.62 billion, resulting in a preliminary operating balance for fiscal year 2011 of $1.37 billion. However, after accounting for a negative fiscal year 2010 beginning balance of $294.2 million, the Commonwealth ended fiscal year 2011 with an unappropriated surplus balance of $1.07 billion.

Revenues available to the Commonwealth, net of reserves for tax refunds and transfers from the Budget Stabilization Reserve Fund but including public health and human service assessments, decreased $184.8 million, or 0.7 percent, during fiscal year 2011. Public health and human service assessments decreased $8.8 million during fiscal year 2011 to $636.6 million.

General Fund revenues decreased $150.9 million or 0.5 percent during fiscal year 2011 when measured on a year-over-year basis as compared to fiscal year 2010. However, this decline was due primarily to the use of the Budget Stabilization Reserve Fund and other such one-time balance transfers utilized during the 2010 fiscal year. Tax revenue collections grew $1.55 billion or 6.2 percent on a year-over-year basis from fiscal year 2010 to fiscal year 2011 while non-tax revenue collections declined $1.70 billion or 62.1 percent. Corporate tax receipts were $398.6 million above fiscal year 2010 levels. Year-over-year growth in corporate taxes was 15.6 percent during fiscal year 2011 as corporate net income tax collections increased 19.0 percent and capital stock and franchise tax receipts increased 7.6 percent while collections from the gross receipts tax declined 4.8 percent.

Personal income taxes were $467.0 million above fiscal year 2010 actual collection, and year-over-year growth in personal income tax receipts was 4.7 percent. Sales and use taxes receipts were $561.0 million greater during fiscal year 2011 than during the prior fiscal year, a growth rate of 7.0 percent. Sales tax collections increased during fiscal year 2011 as motor vehicle sales tax collections grew 6.7 percent and non-motor vehicle sales tax receipts increased 7.0 percent during fiscal year 2011. Cigarette tax collections grew 10.2 percent during fiscal year 2011 and inheritance tax collections grew 6.8 percent. The continued weakness in the national housing market led to realty transfer tax revenues declining 5.7 percent during fiscal year 2011. Non-tax revenues of the Commonwealth declined 62.1 percent during fiscal year 2011, due primarily to the utilization of one-time revenues during the prior fiscal year. Reserves for tax refunds in fiscal year 2011 were $1.15 billion, an increase of 2.2 percent from fiscal year 2010 reserve levels.

Fiscal year 2011 appropriations from Commonwealth revenues, including supplemental appropriations and federal ARRA funding and net of appropriation lapses, totaled $28.32 billion, an increase of $485.4 million or 1.7 percent from fiscal year 2010 expenditures. Fiscal year 2011 ARRA funding and appropriation lapses increased to $3.34 billion from $3.06 billion in fiscal year 2010, an increase of 9.1 percent. A total of $275.2 million in appropriations were lapsed in fiscal year 2011, and the fiscal year 2011 budget contained a slightly reduced level of public health and human services assessments, $636.6 million, which were utilized to cover a portion of medical assistance and long-term care costs. These assessments replaced $636.6 million of General Fund medical assistance and long-term care costs in fiscal year 2011, compared to $645.4 million in fiscal year 2010, a decrease of 1.4 percent.

Commonwealth General Fund appropriations for fiscal year 2011 totaled $28.02 billion, an increase of $379.3 million or 1.4 percent from fiscal year 2010 levels. A total of $3.06 billion in operating appropriations were offset with federal funds, mainly ARRA, during fiscal year 2010. The Basic Education funding subsidy to local school districts increased by $250.0 million or 4.5 percent. Funding for higher education programs was reduced by $19.1 million, or 1.0 percent. Commonwealth contributions to the Public School Employees Retirement System decreased $55 million or 16.1 percent from fiscal year 2010 levels. Spending for the Department of Corrections increased $82.0 million or 4.6 percent during fiscal year 2011 and medical assistance and human services spending increased by $81.4 million or 0.8 percent during fiscal year 2010.

The ending unappropriated balance was $1.07 billion for fiscal year 2011. Under provisions of ARRA, the Commonwealth was prohibited from depositing any funds into the Budget Stabilization Reserve Fund. In June 2011, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year.

Fiscal Year 2012 Financial Results

GAAP Basis. At June 30, 2012, the General Fund reported a fund balance of $1.25 billion, a decrease of $362.1 million from the reported $1.62 billion fund balance at June 30, 2011 reflecting the decline in program revenue as well as increases in expenditures for social service programs. On a net basis, total assets increased by $261.0 million to $11.10 billion. Liabilities increased by $623.2 million to $9.841 billion.

General Fund tax revenues increased overall by $693 million (2.68 percent) during the fiscal year ended June 30, 2012. This overall increase is attributable to all tax types except the corporation taxes and cigarette taxes, which decreased by $154 million and $23 million from the fiscal year ended June 30, 2011. Personal income taxes increased by 3.1 percent and sales and use tax revenues increased by $363 million (4.4 percent) as the economy in the Commonwealth showed improvement. Tax collections during the fiscal year, before adding net tax accrual and subtracting tax refunds/credits, increased $306 million (3.1 percent). Corporation taxes decreased by $154 million, a decrease of 3.3 percent, due primarily to the continuing phase-out of the capital stock and franchise tax. Reported ‘Other’ taxes increased by $135 million, net, over the prior fiscal year.

Intergovernmental revenues decreased by $3.32 billion, net, resulting primarily from the phase-out of Federal ARRA participation. Charges for sales and services revenues increased by $11 million, net, from the prior fiscal year. Combined licenses/fees/investment and other revenues increased by $186 million.

Total General Fund expenditures decreased by 2.9 percent during the fiscal year ended June 30, 2012, by nearly $1.50 billion reflecting the phase-out of the Federal ARRA grants. The largest decline of Federal support was for education and economic development programs.

Public education expenditures decreased by a net $1.46 billion, due primarily to the phase-out of Federally funded (ARRA and the Education Jobs Fund) grants for basic education. Expenditures for economic development decreased $218 million from the prior year. Reported health and human services expenditures increased by $170 million. Direction and supportive services expenditures increased by $105 million, on a net basis, due primarily to an increase in expenditures for active employee healthcare.

As a result of the Commonwealth’s implementation of GASB Statement No. 54, the total reported fund balance of $1.25 billion at June 30, 2012 included amounts that were formerly reported as part of Special Revenue funds.

Budgetary Basis. The subdued level of the economic recovery from the most recent national recession continued to affect the Commonwealth’s revenue receipts during fiscal year 2012. General Fund revenues of the Commonwealth were below the certified estimate by $162.8 million or 0.6 percent during fiscal year 2012. Final Commonwealth General Fund revenues for the fiscal year totaled $27.67 billion. Total fiscal year 2012 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27.10 billion. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27.53 billion, resulting in a preliminary operating deficit for fiscal year 2012 of $433.3 million. However, after accounting for a positive 2012 fiscal year beginning balance of $1.07 billion, the Commonwealth ended fiscal year 2012 with an unappropriated surplus balance of $659.0 million, which was the second largest (following the $1.07 billion ending balance from fiscal year 2011) such unappropriated ending balance since prior to the 2001 recession.

General Fund revenues increased $180.8 million or 0.7 percent during fiscal year 2012 when measured on a year-over-year basis as compared to fiscal year 2011. Tax revenue collections grew $687.8 million or 2.6 percent on a year-over-year basis from fiscal year 2011 to fiscal year 2012 while non-tax revenue collections declined $507.2 million or 48.9 percent, primarily from a reduction in balance transfers from fiscal year 2011 to fiscal year 2012. Corporate tax receipts were $91.2 million lower than fiscal year 2011 levels. Year-over-year growth in corporate taxes was negative 3.1 percent during fiscal year 2012, as corporate net income tax collections decreased 5.1 percent and capital stock and franchise tax receipts increased 2.2 percent while collections from the gross receipts tax increased 8.6 percent on a year-over-year basis. Personal income taxes were $364.8 million above fiscal year 2011 actual collection and the year-over-year growth in personal income tax receipts was 3.5 percent. Personal income tax collections attributable to withholding increased by 3.5 percent or $282.9 million during fiscal year 2012 and tax collections from the non-withholding portion of the personal income tax increased 3.4 percent or $81.9 million on a year-over-year basis. Sales and use taxes receipts were $182.1 million greater during fiscal year 2012 than during the prior fiscal year, a growth rate of 2.1 percent. Sales tax collections increased during fiscal year 2012 as motor vehicle sales tax collections grew 9.2 percent and non-motor vehicle sales tax receipts increased 1.1 percent during fiscal year 2012. Cigarette tax collections declined 0.5 percent during fiscal year 2012 and inheritance tax collections grew 2.8 percent. Realty transfer tax revenues grew 4.7 percent during fiscal year 2012 after having declined in 2011. Non-tax revenues of the Commonwealth declined 48.9 percent during fiscal year 2012, due primarily to the decreased utilization of one-time revenues during the prior fiscal year. Reserves for tax refunds in fiscal year 2012 were $1.28 billion, an increase of 10.9 percent from fiscal year 2011 reserve levels.

Fiscal year 2012 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27.53 billion. A total of $188.7 million in appropriations were lapsed in fiscal year 2013, and the fiscal year 2013 budget contained a lower level of public health and human services assessments of $629.5 million, which were utilized to cover a portion of medical assistance and long-term care costs.

Commonwealth General Fund appropriations for fiscal year 2012 totaled $27.19 billion, a decrease of $1.14 billion or 4.0 percent from fiscal year 2011 levels. The Basic Education funding subsidy to local school districts declined 7.3 percent from the prior year. Funding for higher education programs was reduced by approximately 20 percent. Commonwealth contributions to the Public School Employees Retirement System increased 108.7 percent from fiscal year 2011 levels. Spending for the Department of Corrections was held flat at fiscal year 2011 levels during fiscal year 2012 and medical assistance and human services spending decreased by $54.6 million or 0.5 percent during fiscal year 2012.

The ending unappropriated balance was $659.2 million for fiscal year 2012. Again in June 2012, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year.

Fiscal Year 2013 Financial Results

GAAP Basis. At June 30, 2013, the General Fund reported a fund balance of $1.57 billion, a decrease of $312.9 million from the restated $1.25 billion fund balance at June 30, 2012. Total assets increased $457.0 million to $11.55 billion largely attributable to receivables in public welfare programs. A majority of the increase is due to the expansion of the Managed Care Organizations that increased the monthly outstanding balances due from the federal government. Liabilities increased by $150.9 million to $9.9 billion. The increased liabilities are a consequence of payables activity related to the expansion of the Managed Care Organizations. Netting against this increase was a decrease in medical assistance paid to local education agencies.

Total revenues increased by $991 million reflecting an overall improvement in the economy. Personal income tax revenue was the largest contributing factor, increasing by $655 million. Corporation income tax also contributed to this positively by adding a $251 million year-over-year increase. Act 46 of 2010 created the Enhanced Revenue Collection Account which resulted in enhanced revenue collections and refunds avoided by expanding tax return review and tax collection activities. Both revenue streams were improved by Act 46.

Total General Fund expenditures and other uses increased by 0.4 percent during the fiscal year ended June 30, 2013, to $1.21 billion. Total expenditures increased by a net of $65 million. The largest increases were in public education ($491 million) and protection of persons and property ($409 million) programs. The significant decreases were in economic development ($271 million), health and human services ($291 million) and capital outlay ($110 million) programs.

Reported health and human services expenditures declined by $264.3 million, mainly due to federal programs being phased out. There was a decrease in these programs from fiscal year 2012 to fiscal year 2013. Contributing to the decrease was a reduction of expenditures in the Women, Infants and Children Program, specifically a reduction of rebate expenses. Public education expenditures increased by $491.9 million, primarily with respect to increases in state subsidies and state contributions for school employee retirement contributions. Protection of persons and property expenditures experienced an increase in expenditures by $309 million, largely due to an increase in the Commonwealth’s employers’ share of retirement contributions and grants to municipalities. Expenditures for economic development experienced a decrease in expenditures by $271.2 million, largely due to a phase out of the federal ARRA grants and a decrease in the state funded redevelopment assistance grants.

Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $56.9 million or 0.2 percent for fiscal year 2013. Final Commonwealth General Fund revenues for the 2013 fiscal year totaled $28.64 billion. Total fiscal year 2013 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27.25 billion. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27.71 billion, resulting in a preliminary operating balance for fiscal year 2014 of $320.3 million. However, after accounting for a positive fiscal year 2013 beginning balance of $672.5 million, the Commonwealth ended fiscal year 2013 with an unappropriated surplus balance of $540.9 million, which was the third straight year of securing a significant year-end unappropriated balance.

General Fund revenues increased $968.9 million or 3.5 percent during fiscal year 2013 when measured on a year-over-year basis as compared to fiscal year 2012. Tax revenue collections grew $918.6 million or 3.4 percent on a year-over-year basis from fiscal year 2012 to fiscal year 2013 while non-tax revenue collections increased $50.3 million or 9.5 percent, primarily from an increase in escheats from fiscal year 2012 to fiscal year 2013. Corporate tax receipts were $226.0 million higher than fiscal year 2012 levels. Year-over-year growth in corporate taxes was 4.6 percent during fiscal year 2013 as corporate net income tax collections increased 19.8 percent and financial institutions tax increased 29.0 percent while collections from the capital stock and franchise tax decreased 28.1 percent on a year-over-year basis. Personal income taxes were $570.7 million above fiscal year 2012 actual collection and the year-over-year growth in personal income tax receipts was 5.3 percent. Personal income tax collections attributable to withholding increased by 2.7 percent or $226.6 million during fiscal year 2013 and tax collections from the non-withholding portion of the personal income tax increased 13.7 percent or $344.1 million on a year-over-year basis. Sales and use taxes receipts were $121.4 million greater during fiscal year 2013 than during the fiscal year 2012, a growth rate of 1.4 percent. Sales tax collections increased during fiscal year 2012 as non-motor vehicle sales tax collections grew 1.5 percent and motor vehicle sales tax receipts increased 0.6 percent during fiscal year 2013. Cigarette tax collections declined 4.3 percent during fiscal year 2013 and inheritance tax collections grew 2.1 percent. Realty transfer tax revenues grew 15.9 percent during fiscal year 2013—the strongest year of growth since the recession. Non-tax revenues of the Commonwealth increased 9.5 percent during fiscal year 2013, due primarily to a large growth in escheats. Reserves for tax refunds in fiscal year 2012 were $1.27 billion, an increase of 10.9 percent from fiscal year 2011 reserve levels.

Commonwealth General Fund appropriations for fiscal year 2013 totaled $27.71billion, an increase of $686.7 million or 2.5 percent from fiscal year 2012 levels. The Basic Education Funding subsidy to local school districts increased $49 million (1 percent) from the prior year. Funding for higher education programs was reduced by approximately 20 percent. Commonwealth contributions to the Public School Employees Retirement System increased by $155.9 million, 30 percent from fiscal year 2012 levels. Growth in spending for the Department of Corrections was held to only a half percent increase, about $10 million over fiscal year 2012 levels. Department of Public Welfare spending increased by $117 million, about a 1 percent increase over fiscal year 2012.

The ending unappropriated balance was $540.9 million for fiscal year 2013. Again in June 2013, the statutory transfer of 25% of the Commonwealth’s unappropriated balance was suspended for one year.

Fiscal Year Enacted 2014 Budget

The enacted fiscal year 2014 budget provided appropriations and executive authorizations, net of lapses and other reductions, totaling $28.42 billion of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments. Enacted General Fund appropriations represented an increase of $705.1 million, or 2.5 percent on a year-over-year basis, for fiscal year 2014.

General Fund revenues from all sources were estimated to increase $443.9 million or 1.6 percent on a year-over-year basis for fiscal year 2014 after factoring in planned tax refunds expenditures. The enacted budget did not include any tax increases, but implemented several tax changes intended to catalyze positive economic growth and therefore increase state revenue proposed in the Governor’s Executive Budget. The enacted budget continued the phaseout of the Capital Stock and Franchise Tax, albeit at a reduced pace for two more years, as it was scheduled to be completely phased out in 2013. The enacted budget eliminated the inheritance tax on small businesses. Other major revenue changes included: (1) a $11.4 million tax revenue reduction associated with an increase in the permitted net operating loss cap from $3 million to $4 million; (2) a $7 million tax revenue increase from a change in the sourcing of sales for corporate net income tax purposes; (3) a $4.3 million tax revenue increase from an expansion of the realty transfer tax; (4) a $2.6 million tax revenue increase from changes to the personal income tax treatment of certain “pass through” businesses; (5) a $29.5 million non-tax revenue increase from a redirection of certain Motor License Fund fines to the General Fund. Other tax-based economic incentives included the creation of the City Revitalization Investment Zones (“CRIZ”) Program and InnovatePA. The CRIZ Program was created by Act 52 of 2013. The Pennsylvania Department of Revenue, the Pennsylvania Department of Community and Economic Development and the Governor’s Office of Budget are tasked with administration of the CRIZ Program. The focus of the program is to provide opportunity to spur new growth, helping to revive downtowns and create jobs for the residents in the regions. The Commonwealth has indicated that vacant, desolate, underutilized or abandoned space are to be developed, thereby creating jobs, increasing personal incomes, growing state and local tax revenues, reviving local economies and improving the lives of city residents and visitors. The enacted budget also increased funding for the Pennsylvania First program by $8.3 million; this is the Commonwealth’s primary business attraction, relocation and expansion incentive tool.

Based on the revised estimates for fiscal year 2014 incorporated in the Governor’s proposed fiscal year 2015 budget released on February 4, 2014, and assuming the fiscal year 2014 supplemental appropriation requests are enacted, the General Fund was projected to have a fiscal year 2014 ending unappropriated fund balance of $215.9 million, assuming the required transfer of 25 percent of the unappropriated balance was suspended for the fiscal year 2014. The discussion of the 2014 budget in the remainder of this Appendix utilizes the revised estimated financial data included in the Governor’s proposed budget of February 4, 2014.

The current fiscal year 2014 General Fund budget aimed to keep spending in line with available resources without raising taxes in Pennsylvania. Administrative spending of the Commonwealth was again reduced and included the proposed elimination of more than 900 positions. There are approximately 3,000 fewer Commonwealth employees than there were three years ago.

The enacted 2014 budget included an increase of over $122.5 million in Basic Education funding, an increase of 2.3 percent over fiscal year 2013. Total Basic Education formula funding is $5.50 billion for all school districts. In addition, more than $348 million was appropriated for early childhood programs and $1.60 billion for higher education.

Rising employer contribution rates and costs in accordance with law for the Commonwealth’s two pension systems were projected to grow by a factor of three over the next four years, rising from $1.50 billion in fiscal year 2014 to $4.30 billion in fiscal year 2017. Reform of the retirement systems, as proposed and advocated by the Governor, was not enacted. The enacted budget for fiscal year 2014 includes the Commonwealth’s component of the pension contribution of the Pennsylvania Public School Employees Retirement System funded at $1.01 billion, an increase of $161 million or 18.8 percent over fiscal year 2013. Without reforms, meeting the growing pension contributions in the future were expected to likely require deep cuts in the Commonwealth’s General Fund budget as well as the budgets of local school districts.

Actual revenues to the General Fund through January 2014 were slightly (0.3 percent) below the fiscal year 2014 estimate. As of April 29, 2014, the largest shortfalls to the estimate were primarily in Personal Income Tax ($100.5 million) and Sales and Use Tax ($22.4 million) but offseted in part by above estimate receipts from Corporate taxes ($87.9 million) and non-tax sources ($23.0 million). January year-over-year revenues to the General Fund were 0.6 percent higher. In February 2014, the Governor’s proposed fiscal year 2015 budget included a revision to the individual revenue items comprising General Fund revenues. While there were revisions to various individual revenue item estimates, the total General Fund revenue estimate for fiscal year 2014 was unchanged.

A revised estimate of expenditures for fiscal year 2014 was also included in the proposed fiscal year 2015 proposed budget by the Governor. Supplemental appropriation needs for fiscal year 2014 were identified totaling $69.9 million, principally for programs of the Department of Public Welfare and the Department of Corrections. These supplemental appropriations are anticipated to be funded by the lapse of an estimated $70 million from other appropriations that will not be spent during the fiscal year.

The Commonwealth indicated that the achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economies. Deficits in the enacted budget could result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. The State indicated that cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.

Fiscal Year 2015 Proposed Budget

A proposed fiscal year 2015 budget was submitted by the Governor to the General Assembly on February 4, 2014. The proposed budget proposes spending of $29.40 billion of Commonwealth funds, an increase of $925 million, or 3.3 percent over fiscal year 2014. Revenues to support the proposed funding are estimated to be $30.50 billion, a 4.9 percent increase over current estimates for fiscal year 2014. The revenue estimate includes the continuation of the phase-out of the Capital Stock and Franchise Tax, a proposed reduction in the holding period for unclaimed property estimated to increase revenues by $150 million and the transfer of $75 million from the Oil and Gas Lease Fund. The proposed budget also includes the transfer of all private equity investments and cash from the Tobacco Settlement Fund and the Health Venture Investment Account to the Public School Employees’ Retirement System to augment the appropriated amount for the Commonwealth’s share of contributions to the Retirement System.

Key priorities proposed for additional funding in the Governor’s proposed fiscal year 2015 budget include: (i) spurring job creation, economic growth through economic development investments and continuing business tax reform, (ii) basic education improvements through more than $400 million in new spending for school districts, and (iii) providing increased access to quality and affordable health care for residents.

In February 2014, the Pennsylvania General Assembly began appropriations committee hearings for the fiscal year 2015 budget. Further legislative debate is anticipated before both houses vote to adopt the General Appropriation Bill for the 2015 fiscal year.

The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor, and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law by June 30. In the event that the General Assembly fails to pass or the Governor fails to sign an appropriation act prior to July 1 of any fiscal year for that fiscal year, the Pennsylvania Constitution, the laws of Pennsylvania and certain state and federal court decisions provide that the Commonwealth may continue during such periods of an un-budgeted fiscal year to make debt service payments, payments for mandated federal programs such as cash assistance and payments related to the health and safety of the citizens of the Commonwealth such as police and correctional services. Failure, however, of the Governor and the General Assembly to reach agreement on the budget could have adverse effects on the Commonwealth, including, among others, the collection of revenue and completion of the annual audit.

LITIGATION

The Commonwealth’s Office of Attorney General and Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have provided the following brief descriptions of certain cases affecting the Commonwealth as of April 29, 2014.

In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. This cap does not apply to tax appeals, such as Northbrook (now Allstate) as detailed below. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal year 2013 was $20.0 million.

The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

Northbrook Life Insurance Co. v. Commonwealth (now Allstate Life Insurance Co. v. Commonwealth)

The Northbrook case was the lead case in litigation with potentially the entire insurance industry that does business in Pennsylvania. On January 26, 2006, the en banc Commonwealth Court issued a decision in which the majority partially ruled for both parties. Northbrook Life Ins. Co. v. Commonwealth, 890 A.2d 1223 (Pa. Commw. Ct. 2006). Both parties filed exceptions. The Court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court. The Pennsylvania Supreme Court ruled in Northbrook’s favor, but only on a technicality. See Northbrook Life Ins. Co. v. Commonwealth, 597 Pa. 18, 949 A.2d 333 (2008). The Pennsylvania Supreme Court did not address the substantive findings of the Commonwealth Court.

Counsel then selected the Allstate case to re-litigate the issues involved. Northbrook (now Allstate) and other pending cases challenged the Department of Revenue’s application of portions of the Life and Health Guaranty Association Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds.

Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories, including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania.

Life and health insurance premiums have always been subject to the premiums tax, and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax; others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers claim the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

On March 25, 2010, by a 3-2 vote, an en banc panel of the Commonwealth Court ruled that Allstate was entitled to claim a credit for all annuity assessments paid to the Guaranty Fund. See Allstate Life Ins. Co. v. Commonwealth, 992 A.2d 910 (Pa. Commw. Ct. 2010). The Commonwealth filed exceptions. Following briefing and oral argument before a seven -judge en banc Commonwealth Court panel, a 4-3 majority of the Court on October 15, 2010, issued an unreported decision overruling the Commonwealth’s exceptions. See Allstate Life Ins. Co. v. Commonwealth, No. 89 F.R. 1997, 2010 Pa. Commw. Unpub. LEXIS 704 (2010).

The Commonwealth appealed to the Pennsylvania Supreme Court. On August 2, 2012, an evenly divided court affirmed the final order of the Commonwealth Court. See Allstate Life Ins. Co. v. Commonwealth, 52 A.3d 1077 (Pa. 2012). On August 16, 2012, the Commonwealth filed an Application for Reargument. On October 24, 2012, the Pennsylvania Supreme Court denied the Commonwealth’s Application for Reargument. The Commonwealth has asserted the position that the evenly divided holding in this case is final and binding precedent only as to the petitioner Allstate Life Insurance Co. for the tax period involved in the Allstate case and has notified counsel for the cases that were held at either of the administrative boards or in Commonwealth Court pending a final decision in the Allstate matter (“pending cases”) that it wishes to select a new case to re-litigate the issues with the objective of obtaining a final majority decision on the merits. Under docket of the pending cases in the Commonwealth Court, petitioners’ counsel has filed with the Court an application for special and/or summary relief, and declaratory relief seeking an order and declaratory judgment from the Court among other things to enforce the evenly divided decision as to all petitioners, granting annuity assessments full tax credit against their gross premiums tax. The Commonwealth filed an answer and new matter seeking an order from the Court, among other things, to deny the petitioners’ request for declaratory judgment and to direct the parties to proceed with litigation of a new case. The Court issued an order on August 14, 2013, establishing a briefing schedule and scheduling oral argument for October 22, 2013.

The MCARE Case (Pa. Commw. Ct.)

On April 15, 2010, the Commonwealth Court of Pennsylvania in Hosp. & Healthsystem Ass’n of Pa. v. Commonwealth, 997 A.2d 392 (Pa. Commw. Ct. 2010) (the “MCARE Case”), held that legislation causing the Commonwealth to transfer $100 million from the Medical Care Availability and Reduction of Error (“MCARE”) Fund to the General Fund was unlawful in that it violated the petitioners’ vested rights in that money. On September 26, 2013, the Supreme Court of Pennsylvania reversed and remanded to Commonwealth Court, with instructions to conduct further proceedings. See Hosp. & Health System Ass’n of Pa v. Commonwealth 77 A 3d 587 (Pa. 2013). As of April 29, 2014, the case remained pending in Commonwealth Court.

The MCARE Fund is a special fund, established within the Treasury pursuant to Act 13 of 2002, which pays claims against health providers for losses or damages awarded in medical professional liability actions in excess of their basic insurance coverage. All health care providers in Pennsylvania are required to pay annual assessments to the MCARE Fund. As part of the fiscal year 2010 budget legislation, the General Assembly transferred $100 million from the MCARE Fund to the General Fund. The Commonwealth Court held that this transfer was unlawful in that it violated the petitioners’ vested rights in that money.

The Supreme Court of Pennsylvania by reversing, the Commonwealth Court, on September 26, 2013, remanded the cases for a determination of whether the $100 million that the General Assembly transferred from the MCARE Fund to the General Fund in 2009 constituted surplus MCARE Fund monies that the General Assembly constitutionally could use for non-MCARE purposes. The Supreme Court also held that the MCARE Fund is protected by the vested rights doctrine and that, if the 2009 legislation that transferred the $100 million from the MCARE Fund to the General Fund violated the health care providers’ vested rights, then the State Treasurer would be required to transfer $100 million from the General Fund to the MCARE fund.

Remand proceedings in the Commonwealth Court began on April 9, 2014. Though discovery between the parties were to proceed, the Commonwealth Court by order entered April 10, 2014, indicated that it would not consider the merits of the case until after the Supreme Court had decided a related matter pending on appeal from the Commonwealth Court at No. 5 MAP 2014. See Hosp. & Healthsystem Ass’n of Pa. v. Ins. Comm’r, No. 681 MAL 2013, 2014 Pa. LEXIS 408 (Pa. Feb. 12, 2014) (allowing the Insurance Commissioner to appeal the Commonwealth Court’s ruling that the MCARE Act requires the Insurance Commissioner to assume a “spend down” of any balance in the MCARE Fund in calculating annual provider assessments).

Harlee Manor, Inc., et al. v. Dept. of Public Welfare, et al. (Pa. Commw. Ct.)

This action, pending at Dkt. No. 264 M.D. 2005, challenges an assessment imposed on nursing homes to generate revenue for the Medicaid budget. The parties have executed a settlement agreement, which requires the Centers for Medicare and Medicaid Services approval to be binding. As of April 29, 2014, the parties were still in the process of obtaining that approval. If the Court strikes down the assessment, analysts estimate the Commonwealth would lose $331 million in state funds and a like amount in federal matching funds.

CG, et al. v. PDE, et al. (U.S. 3rd Cir. Ct. of Appeals)

This is a certified class action commenced in 2006. The representative plaintiffs are parents of students in the Lancaster and Reading School Districts who challenge the Commonwealth of Pennsylvania’s method for distributing special education funds. The defendants are the Pennsylvania Department of Education (“PDE”) and the Secretary of Education. The Office of Attorney General represents the defendants.

The plaintiffs contend that section 2509.5 of the Public School Code of 1949, 24 P.S. § 25-2509.5—the Pennsylvania statute that apportions special education funding—violates these federal laws: the Individuals with Disabilities Education Act (“IDEA”); section 504 of the Rehabilitation Act of 1973; the Due Process Clause of the Fourteenth Amendment (this claim was dismissed by Chief Judge Kane on summary judgment entered in January 2011); the Equal Educational Opportunities Act of 1974 (“EEOA”); and Title II of the Americans with Disabilities Act of 1990 (“ADA”).

The claims against the Secretary under the ADA and section 504 of the Rehabilitation Act were dismissed on summary judgment because they cannot be made against individuals, only entities such as PDE. The court dismissed the plaintiffs’ constitutional claim because the judge discerned a rational basis for Pennsylvania’s special education funding formula. See CG v. Pa. Dep’t of Educ., No. 1:CV-06-1523, 2011 U.S. Dist. LEXIS 8339 (M.D. Pa. Jan. 28, 2011).

Following a bench trial on the claims that were not dismissed on summary judgment, Chief Judge Kane made findings of fact, rendered conclusions of law, and entered judgment against the plaintiffs and in favor of the defendants as to all claims. See CG v. Pa. Dep’t of Educ., 2012 U.S. Dist. LEXIS 119615 (M.D. Pa. Aug. 23, 2012). The plaintiffs appealed to the U.S. Court of Appeals for the Third Circuit, which has docketed the appeal at No. 12-3747. On appeal, the Plaintiffs argued that the District Court erred in its ADA/Rehab Act analysis by failing to consider the disparate impact of the statute on class members.

On November 5, 2013, in a precedential opinion, the Third Circuit affirmed the ruling of the District Court, noting that “[t]he District Court’s unchallenged factual findings support the conclusion that there is an absence of evidence that any class member was deprived of a service available to non-class member.”

As of April 29, 2014, the Plaintiffs had not appealed this ruling to the U.S. Supreme Court and the case was closed.

Sears, et al. v. Corbett, et al.; and Weisblatt, et al. v. Corbett, et al. (Pa. Commw. Ct.)

Petitioners, former participants in the Pennsylvania adultBasic Insurance Coverage Program (“adultBasic”), filed a pair of class action suits against Commonwealth officials seeking declaratory, mandamus and injunctive relief to remedy claimed violations of the Pennsylvania Tobacco Settlement Act (Act), 35 P.S. § 5701.101 et. seq. These cases are docketed at No. 121 M.D. 2011 and No. 157 M.D. 2011.

Section 303 of the Act, 35 P.S. § 5701.303, establishes a Tobacco Settlement Fund (“Fund”) to receive and distribute payments received by the Commonwealth pursuant to the Master Settlement Agreement (“Agreement”) of June 22, 2000. The Agreement was entered into on November 23, 1998, by the Commonwealth and leading United States tobacco manufacturers approved by the Court of Common Pleas of Philadelphia County on January 13, 1999. See 40 Pa. D.&C. 4th 225; 35 P.S §§ 5671-75. The Agreement requires tobacco product manufactures to provide for home and community based care for tobacco use prevention and cessation efforts. 35 P.S. § 5701.101. The Agreement further mandates the establishment of a Health Endowment Account (“Account”) for long-term hope pursuant to Section 303 of the Act. 35 P.S. § 5701.303. The money placed into the Fund is governed by Section 306 of the Act, 35 P.S. § 5701.306, which sets forth a formula determining the percentage of appropriated money allocated for certain programs.

One of the programs created by Section 1303 of the Act was the adultBasic coverage insurance program. The adultBasic program received appropriations from the Fund pursuant to section 306(b)(1)(vi) of the Act. 35 P.S. § 5701.306(b)(1)(vi). Section 306(b)(1)(vi) of the Act established that the adultBasic program shared its funding stream with the Medical Benefits For Workers With Disabilities Program (“MAWD”), established by Section 1503 of the Act, 35 P.S. § 5701.1503.

The ultimate purpose of the lawsuit is to force the legislature to restore adultBasic. The gravamen of the petitioners’ legal claims is predicated on their contention that in redirecting money from the Tobacco Settlement Fund through certain 2010 and 2011 amendments to The Fiscal Code, the legislature “violated” the Act.

As part of their challenge to the Fiscal Code amendments, the petitioners assert that the amendments were enacted in violation of the Pennsylvania Constitution’s “single subject” rule. Pa. Const. art. III, § 3. The petitioners also allege violations of Article III, Sections 6 and 11, of the Pennsylvania Constitution. Petitioners claim that the General Assembly, when enacting the 2010 and 2011 amendments to the Fiscal Code, effectively amended the Tobacco Settlement Act by reference only to its title, in violation of Article III, Section 6, of the Pennsylvania Constitution. They also claim the legislative process occurred in a manner inconsistent with the provisions of the Act in violation of the Article III, Section 11, requirement that the general appropriation bill embrace nothing but appropriations for the executive, legislative and judicial departments of the Commonwealth, for the public debt and for public schools.

The respondents filed preliminary objections to the amended petitions for review in both actions. On June 27, 2012, an en banc panel of the Commonwealth Court sustained in part and overruled in part the respondents’ preliminary objection in the Sears case and directed the respondents to answer the amended petitions for review within 30 days. Sears v. Corbett, 49 A.3d 463 (Pa. Commw. Ct. 2012) (Sears I). The court made the same decision in the Weisblatt case on June 28, 2012. See Weisblatt v. Corbett, 53 A.3d 91 (Pa. Commw. Ct. 2012).

After the pleadings were closed, all parties filed applications for summary relief with the Commonwealth Court. On March 4, 2013, the Commonwealth Court (through President Judge Pellegrini, acting for the court as a single judge) granted in part and denied in part the parties’ applications. Relying upon the en banc court’s opinion in Sears I, the court declared that the acts amending the Fiscal Code in 2010 and 2011 redirecting money from the Fund were unconstitutional in that they contained more than a single subject and amended the Tobacco Settlement Act in a procedurally improper manner. However, based on principles of sovereign immunity as had been summarized in the en banc court’s opinion in Sears I, the court declined to order the Commonwealth parties to restore to the Tobacco Settlement Fund and the adultBasic program the funds that had been transferred in 2010 and 2011 pursuant to the Fiscal Code amendments; and it did not order the immediate restoration of the adultBasic insurance coverage program. Instead, the court ordered the executive respondents prospectively to adhere to the relevant Tobacco Settlement Act provisions during the 2013-14 fiscal year, unless the General Assembly were properly to enact appropriations or other laws that direct otherwise.

The General Assembly, the Executive, and Weisblatt filed cross-appeals of the Commonwealth Court’s order with the Pennsylvania Supreme Court, Sears v. Corbett, 22 MAP 2013 (Pa.); Sears v. Corbett, 23 MAP 2013 (Pa.); Weisblatt v. Corbett, 24 MAP 2013 (Pa.); and Weisblatt v. Corbett, 31 MAP 2013 (Pa.). The General Assembly and Executive challenge the Commonwealth Court’s declaration that Acts 46 and 26 violate the Pennsylvania Constitution and entry of injunctive relief enjoining enforcement of the acts. Weisblatt appealed the Commonwealth Court’s ruling that sovereign immunity precludes recovery of damages. The four appeals have been consolidated into a single briefing schedule. As of April 29, 2014, all briefs had been filed and were ripe for disposition by the Supreme Court.

As of April 29, 2014, oral argument had not been scheduled.

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ADDITIONAL CONSIDERATIONS

Pennsylvania municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Pennsylvania state personal income taxes. Accordingly, the funds’ investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations

APPENDIX E

Western Asset Management Company

Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.